UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10027

STATE FARM MUTUAL FUND TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
Bell, Boyd & Lloyd LLC
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-4930

Date of fiscal year end: 12/31/2007

Date of reporting period: 12/31/2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

December 31, 2007

State Farm Mutual Fund Trust

ANNUAL REPORT

Class A Shares

Class B Shares

Legacy Class A Shares

Legacy Class B Shares

Institutional Shares

Class R-1, R-2 and R-3 Shares

State Farm Equity Fund

State Farm Small/Mid Cap Equity Fund

State Farm International Equity Fund

State Farm S&P 500 Index Fund

State Farm Small Cap Index Fund

State Farm International Index Fund

State Farm Equity and Bond Fund

State Farm Bond Fund

State Farm Tax Advantaged Bond Fund

State Farm Money Market Fund

State Farm LifePath® Income Fund

State Farm LifePath 2010® Fund

State Farm LifePath 2020® Fund

State Farm LifePath 2030® Fund

State Farm LifePath 2040® Fund

To learn about electronic delivery of mutual funds documents and how to enroll, go to **statefarm.com®**, click on *Mutual Funds*, and then click on *Electronic Document Delivery*.

Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown in this report. Obtain total returns for the Funds current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return for the Funds reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. A Fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

This report and material must be accompanied or preceded by a prospectus for the State Farm Mutual Fund Trust (the “Trust”).

The Trust offers Class A, Class B, Legacy Class A, Legacy Class B, Class R-1, Class R-2, Class R-3, and/or Institutional shares for fifteen separate funds through three prospectuses, one for Class A, Class B, Legacy Class A and Legacy Class B shares, one for Class R shares, and another for Institutional shares.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at “http://www.sec.gov”.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov”. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Distributor: State Farm VP Management Corp.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

Service is only a phone call away

Contact your local Registered State Farm Agent or call our Securities Products Department toll free, at 1-800-447-4930.

Fund prices are available to you 24 hours a day, 7 days a week.

Securities Products Response Center Representatives are available 8 a.m.–6 p.m. Central Time Monday through Friday (except holidays)

1-800-447-4930

Visit our website www.statefarm.com®

Message to Shareholders of State Farm Mutual Fund Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended December 31, 2007 for the State Farm Mutual Fund Trust (“the Trust”). In this report you will find management’s discussion of investment philosophy and process for Funds offered by the Trust, factors that affected a Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to help put a Fund’s performance into context. This Annual Report also includes the Trust’s 2007 fiscal year-end audited financial statements and a list of portfolio holdings for each Fund to help you further understand the Fund(s) you own. We encourage you to review this entire report.

Market Review

In the U.S., equity market results were mixed for 2007. The large cap S&P 500® Index produced positive total returns of 5.49% for the 12-month period ended December 31, 2007, supported by modest growth in overall corporate earnings and gross domestic product (GDP), as well as a steady employment environment. However, the small cap market as represented by the Russell 2000® Index recorded a loss of -1.57% during the same time period as investors sought out less risk and favored stocks offered by larger, more established companies.1

Many factors, both positive and negative, contributed to a high degree of market volatility during the year, including continuing weakness in the housing market, lackluster consumer spending, higher energy prices, and actions by the Federal Reserve. A primary contributor to the volatility, however, was concerns of rising defaults on sub-prime mortgages (those made to the riskiest borrowers). With the increase in sub-prime mortgage defaults, many lenders tightened their lending requirements during the summer months of 2007 which, at the time, prompted fears of a “credit crunch” that could potentially cause adverse ripple effects to the overall economy. In response to those issues, as well as other economic factors, the Federal Reserve reduced the Federal Discount Rate by 0.50% in August followed by subsequent reductions to the Federal Funds Rate of 0.50% in September, 0.25% in October, and 0.25% in December.

Eight of the ten S&P 500 market sectors posted positive total returns while two declined by double-digits for the year ended December 31, 2007. The Energy sector led the way in 2007 with a return of 32.38%, while the Materials, Utilities, and

[1]

Source: All index performance information as of 12/31/2007 was obtained from Bloomberg. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. The Russell 2000® Index tracks the common stock performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Lehman Brothers Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a maturity of at least one year. It is not possible to invest directly in an index. The stocks of small companies are more volatile than the stocks of larger, more established companies. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

Information Technology sectors posted returns for the period of 19.98%, 15.81%, and 15.54%, respectively. The Financials sector – the largest weighted market sector representing 17.6% of the S&P 500 Index – was also the weakest, declining -20.84% for the year. The Financials sector was negatively impacted by asset writedowns related to the increase in sub-prime mortgage defaults and fears of a broad “credit crunch.” The Consumer Discretionary sector was weak, declining -14.32% during 2007.

Stock market performance was stronger among international equities, as represented by the MSCI EAFE Free® Index, which gained 11.17% for the year.1 Within the MSCI EAFE Free Index, developed European markets like Finland and Germany led the way with the highest returns in U.S. dollar terms of 50.1% and 35.9%, respectively, while the United Kingdom – the largest country weighting in the Index at 22.2% – gained 8.39% in U.S. dollar terms. Japan, the second largest country weighting in the Index at 19.9%, lost -4.14% in U.S. dollar terms.

Bond markets, as represented by the 10-year U.S. Treasury Bond yield, also advanced during the 12-month period ended December 31, 2007, as all the uncertainty surrounding the sub-prime mortgage issues and resulting credit tightening helped spur a flight to quality, driving prices on U.S. Treasuries higher and rates lower. The yield on 10-year U.S. Treasuries rose from 4.68% on January 2, 2007 to a peak of 5.26% on June 12, 2007 before declining 122 basis points to end at 4.04% on December 31, 2007. Short-term yields experienced an even more dramatic move down, with 2-year U.S. Treasuries declining 205 basis points from a peak of 5.10% on June 14, 2007 to 3.05% on December 31, 2007.2 Among major fixed income indices, the Lehman Brothers U.S. Aggregate Bond Index had a total return of 6.97% for the year ended December 31, 2007 while the Lehman Brothers Municipal Bond Index posted a total return of 3.36% for the same time period.1

Since no one knows what the future holds, we believe investors need a long-term perspective, patience, and the discipline to help weather periods of short-term market events. Working with someone you know, such as your Registered State Farm Agent, can be a comfort when making important decisions about your financial future.

Thank you for your continued investment in State Farm Mutual Funds®.

Sincerely,

Phillip G. Hawkins

Vice President

State Farm Investment Management Corp.

[2]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 2-year U.S. Treasury Note is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 2 years. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity Fund (the “Fund”) under normal circumstances invests at least 80% of its net assets in common stocks of U.S. companies with market capitalizations of at least $1.5 billion. The Fund’s sub-advisor, Capital Guardian Trust Company (“Capital Guardian”), chooses stocks for the portfolio for their long-term potential for capital growth. In making investment decisions on specific securities, Capital Guardian looks for companies with one or more of the following characteristics: below-market price-to-earnings, below-market price-to-book value, and/or above market yield. The Fund is benchmarked to the Russell 1000® Value Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: rising commodity prices, a weakening U.S. dollar relative to other major currencies, a continued slow down in the housing market, rising concerns of defaults on sub-prime mortgages, and the Federal Reserve’s decision to lower the Fed Funds Rate.

Rising oil prices continued to be a factor throughout the year. Oil prices began the period at around $61/barrel and touched highs of over $98/barrel in mid-November before falling slightly to approximately $96/barrel by the end of December 2007, for an increase of over 57% for the 12-month period.

Meanwhile, with rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In the late October and mid-December FOMC meetings, the Fed reduced the Fed Funds Rate each time by 0.25%. As of December 31, 2007, the Fed Funds Rate stood at 4.25%, down 1.00% from January 2007.

Value stocks, as represented by the Russell 1000® Value Index, produced a total return of -0.17%, which significantly trailed the performance of growth stocks, as represented by the Russell 1000® Growth Index, which experienced a total return of 11.81%. Of the ten industry sectors in the Russell 1000® Value Index, six of the industry sectors finished the year with double-digit returns, ranging from 11.90% to 32.15%. However, the Financials sector, which is the largest sector within the Russell 1000 Value Index, was down - 21.33%.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, Legacy Class A shares of the State Farm Equity Fund had a total return of -6.57% (without sales charges) compared to a -0.17% return for the Russell 1000® Value Index over the same timeframe. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and 4.25% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for Class A and Class B shares at one year and Class A shares Life of Class performance; and 4.25% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 11/01/2001. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A shares and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The primary reasons for the Fund’s underperformance relative to the Index were due to the Fund’s stock selection and overweight position in the Financials sector. Financials was the largest sector within the Russell 1000 Value Index and was down -21.33% for the year. As of December 31, 2007, Financials represented 33.98% of the Fund’s total net assets versus 29.07% for the Index. Washington Mutual Inc. (2.03% of total net assets) was the largest detractor to Fund performance with a loss of -70% during the year. In addition, mortgage companies, IndyMac Bancorp (0.47% of total net assets) and Wachovia (2.65% of total net assets) were among the top negative contributors to Fund results, declining -87% and -33%, respectively. Meanwhile, bond insurers, Ambac Financial Group Inc. (0.69% of total net assets) and MBIA Inc. (0.76% of total net assets) were down -71% and -75%, respectively. The Financials sector was negatively impacted by asset writedowns related to the increase in sub-prime mortgage defaults and fears of a broad credit tightening among financial institutions.

The Fund was also hampered by its underweight position in the Energy and Utilities sectors, which each posted relatively strong returns. Index returns for the Energy and Utilities sectors were 32.15% and 16.90%, respectively. As of December 31, 2007, the Fund’s weighting in the Energy sector was 9.06% vs. 16.49% for the Index. While the Fund’s weighting in the Energy sector has increased from 6.89% as of January 1, 2007, it was still underweight relative to the Index. Positive stock selection in the Energy sector helped to offset somewhat the negative effects from the underweight sector position relative to the Index. In fact, the top two contributors to Fund performance during the year were from the Energy sector. The offshore drilling companies Transocean Inc. (1.39% of total net assets) and Weatherford International Ltd. (1.43% of total net assets) posted gains of 77% and 64%, respectively.

Meanwhile, the Fund’s weighting in the Utilities sector was 4.99% as of December 31, 2007, vs. 6.69% for the Index. The Fund’s weighting in the Utilities sector increased from 3.32% as of January 1, 2007, but still trailed the Index weighting. Negative stock selection in the Utilities sector also detracted from Fund performance with the two largest detractors, Nisource Inc. (0.33% of total net assets) and Pinnacle West Capital Corp. (2.05% of total net assets), declining -22% and -16%, respectively.

In addition to Transocean Inc. and Weatherford International, other top contributors to Fund performance during the year were AT&T Inc. (3.89% of total net assets), Altria Group Inc. (1.65% of total net assets), Lyondell Chemical Co, and Merck & Co. Inc. (1.02% of total net assets). AT&T Inc. was the Fund’s overall largest holding and increased 16%. Meanwhile, Altria Group Inc. gained 22% during the year in which it also completed the spin-off of Kraft Foods Inc. (3.46% of total net assets). Lyondell Chemical Co. increased 77% before merging with a privately held company on December 20, 2007. Finally, Merck & Co. Inc. posted a gain of 33% and was the largest contributor to Fund performance from the Health Care sector.

Aside from AT&T Inc., Royal Dutch Shell PLC (2.62% of total net assets for ADR Class A&B combined) was the only other top ten holding to produce positive gains during the year, increasing 17%. The Fund’s second largest holding, JPMorgan Chase & Co. (3.71% of total net assets), declined -10%, while the Fund’s sixth and eighth largest holdings, Wachovia Corp. (2.65% of total net assets) and American International Group Inc. (2.60% of total net assets), declined - 33% and -19%, respectively. General Electric (3.59% of total net assets), the Fund’s third largest holding, declined -0.4% during the year.

Financial highlights for this Fund can be found on pages 168-169.

State Farm Small/Mid Cap Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”). Bridgeway and Rainier each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500® Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway invests in those companies that are smaller than the largest 500 U.S. companies as measured by market capitalization. Rainier invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap® Index1.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines “value” as stocks that it believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Rainier utilizes fundamental analysis to invest its segment of the Fund in companies it believes have prospects of strong earnings growth and attractive overall business fundamentals, selling at what it believes to be reasonable valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: rising commodity prices, a weakening U.S. dollar relative to other major currencies, a continued slow down in the housing market, rising concerns of defaults on sub-prime mortgages, and the Federal Reserve’s decision to lower the Fed Funds Rate.

Rising oil prices continued to be a factor throughout the year. Oil prices began the period at around $61/barrel and touched highs of over $98/barrel in mid-November before falling slightly to approximately $96/barrel by the end of December 2007, for an increase of over 57% for the 12-month period.

Meanwhile, with rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In the late October and mid-December FOMC meetings, the Fed reduced the Fed Funds Rate each time by 0.25%. As of December 31, 2007, the Fed Funds Rate stood at 4.25%, down 1.00% from January 2007.

In total, the Russell 2500 Index posted a total return of 1.38% for the period ended December 31, 2007.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. As of December 31, 2007, the market capitalization of the Russell Midcap Index ranged from $0.5 to $42.1 billion.

How did the Fund perform during the reporting period?

Legacy Class A shares of the State Farm Small/Mid Cap Equity Fund finished 2007 with a total return of 15.33% without sales charges. The Fund outperformed the 1.38% total return of the Russell 2500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and 4.25% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for Class A and Class B shares at one year and Class A shares Life of Class performance; and 4.25% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A shares and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The primary contributor to the outperformance of the Fund was the 28.83% portfolio return (before fees and expenses) achieved by Rainier, which benefited from positive sector and stock selection as well as solid growth in mid-cap stocks. Meanwhile, Bridgeway also outperformed the Index with a portfolio return of 6.46% (before fees and expenses).

Rainier Investment Management, Inc. (51.14% of the Fund’s total assets)

Rainier achieved the greatest contribution to returns from the Industrials (17.47% of Rainier’s total assets) and Energy (9.92% of Rainier’s total assets) sectors. Four of the top ten contributors were holdings in the Industrials sector while three of the top ten contributors were Energy holdings. The two leading contributors to Rainier’s returns were the Industrials holdings, McDermott International Inc. (2.98% of Rainier’s total assets) and Precision Castparts Corp. (2.18% of Rainier’s total assets), which posted gains of 132% and 77%, respectively. McDermott International Inc. was the Fund’s overall largest holding (3.59% of the Fund’s total net assets) while Precision Castparts Corp. was the Fund’s overall seventh largest holding (1.13% of the Fund’s total net assets). The leading contributor to Rainier’s performance from the Energy sector was Transocean Inc., which was sold during the year. The leading detractors to Rainier’s returns were in the Financial Services (13.01% of Rainier’s total assets) and Consumer Discretionary (10.71% of Rainier’s total assets) sectors. Four of the top ten detractors were Financial Services companies and three of the top ten detractors were Consumer Discretionary companies. The largest detractor to Rainier’s performance came from the Financial Services holding, CB Richard Ellis Group Inc. (0.40% of Rainier’s total assets), which was newly purchased by Rainier during 2007. The largest detractor in the Consumer Discretionary sector for Rainier was J.C. Penney (0.60% of Rainier’s total assets), which declined -43%.

Bridgeway Capital Management, Inc. (48.86% of the Fund’s total assets)

Meanwhile, Bridgeway achieved the greatest contribution to returns from the Materials & Processes (18.54% of Bridgeway’s total assets) and Industrials (23.03% of Bridgeway’s total assets) sectors. Five of the top ten contributors were holdings in the Materials & Processes sector while four of the top ten contributors were Industrials holdings. The two leading contributors to Bridgeway’s returns were the Industrials holdings, McDermott International Inc. (4.16% of Bridgeway’s total assets) and M&F Worldwide Corp. (2.11% of Bridgeway’s total assets), which posted gains of 132% and 113%, respectively. As mentioned previously, McDermott International Inc. was the Fund’s overall largest holding (3.59% of the Fund’s total net assets) while M&F Worldwide Corp. was the Fund’s overall tenth largest holding (1.04% of the Fund’s total net assets). The leading contributor to Bridgeway’s performance from the Materials & Processes sector was Terra Industries Inc., which gained 172% during the year. Terra Industries Inc. was the Fund’s overall sixth largest holding (1.23% of the Fund’s total net assets). The leading detractors to Bridgeway’s returns were in the Financial Services (10.14% of Bridgeway’s total assets) and Consumer Discretionary (15.15% of Bridgeway’s total assets) sectors. Three of the top ten detractors were Consumer Discretionary companies. However, the largest detractor to Bridgeway’s performance came from the Industrials holding, MFRI Inc. (0.39% of Bridgeway’s total assets), which declined -64% during the year. The largest detractor in the Consumer Discretionary sector for Bridgeway was CPI Corp. (0.75% of Bridgeway’s total assets), which posted a loss of -49%.

Financial highlights for this Fund can be found on pages 170-171.

State Farm International Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Equity Fund (the “Fund”) seeks long-term growth of capital. In doing so, the Fund seeks to outperform the MSCI EAFE® Index (the “Index”) over the long-term by investing primarily in large cap stocks in developed international markets. The Fund’s sub-advisor, Capital Guardian Trust Company (“Capital Guardian”), has a global network of equity analysts, each specializing in specific sectors and regions, performing in-depth quantitative and qualitative research on thousands of companies worldwide. Based on the research carried out by the analysts, the Fund’s portfolio managers look for quality companies at attractive prices that they hope will outperform their industry-specific peers and benchmark over time. In keeping with Capital Guardian’s bottom-up research philosophy, the weighting of any given company or sector reflects the assessments and outlooks for those securities. While the Fund’s portfolio managers are mindful of benchmark characteristics, the benchmark is not central to their decisions.

On October 1, 2007, the Fund began to allow investments in emerging or developing markets, such as Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela. The risks associated with investments in emerging or developing markets are discussed in the Prospectuses under the sub-heading of “Foreign Investing Risks.” The Fund intends to invest up to 10% of its net assets at the time of investment in companies located in emerging or developing markets. As of December 31, 2007, the Fund had 3.97% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, delivered gains of 11.17% for the reporting period, outperforming U.S. equity markets. Stronger economic growth abroad, coupled with a depreciating dollar, helped to push the overseas markets ahead of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

Oil prices, interest rates, and the U.S. dollar continued to generate headlines during the year. Rising oil prices continued to be a factor throughout the year. Oil prices began the period at around $61/barrel and touched highs of over $98/barrel in mid-November before falling slightly to approximately $96/barrel by the end of December 2007, for an increase of over 57% for the 12-month period.

Meanwhile, with rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In the late October and mid-December FOMC meetings, the Fed reduced the Fed Funds Rate each time by 0.25%. As of December 31, 2007, the Fed Funds Rate stood at 4.25%, down 1.00% from January 2007. In Europe and Japan, short-term interest rates were increased during the year to help curb inflation in their expanding economies. The European Central Bank raised its benchmark interest rate twice in 0.25% increments from 3.50% in January 2007 to 4.00% by the end of December 2007. The Bank of Japan increased its short-term rate once in 2007 by 0.25% in February 2007 to 0.50%.

Similarly, the Bank of England raised short-term rates three times in 0.25% increments from 5.00% in January 2007 to 5.75% in July 2007 before cutting short-term rates by 0.25% in December 2007 to 5.50%.

During 2007, the value of the U.S. dollar compared to most foreign currencies declined, falling -9.6% against the Euro, -1.5% against the British Pound, and -6.4% against the Japanese Yen. A depreciating U.S. dollar relative to most foreign currencies enhanced the returns that U.S. investors were able to generate in international securities during 2007.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 17 other countries, each of which represent less than 2% of net assets.

How did the Fund perform during the reporting period?

Legacy Class A shares of the State Farm International Equity Fund had a total return without sales charges of 10.66% in 2007 after expenses. The MSCI EAFE Index returned 11.17%, with net dividends included, for the year ended December 31, 2007. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and 4.25% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for Class A and Class B shares at one year and Class A shares Life of Class performance; and 4.25% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A shares and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

From a country perspective, the Fund achieved the largest positive contribution to its performance from Canada, which posted a gain of over 70%. Positive stock selection and an overweight position in Canadian securities were the primary factors. As of December 31, 2007, the Fund held 9.24% of total net assets in Canadian stocks compared to the Index which did not contain any Canadian securities. With regard to stock selection, three of the Fund’s top five contributors to performance were Canadian materials companies: Potash Corp. of Saskatchewan (2.70% of total net assets), Alcan Inc., and Barrick Gold Corp. (2.56% of total net assets). Potash Corp. was the Fund’s largest position and gained 203% on strong demand for fertilizer, while Alcan Inc. increased 107% before being acquired by Anglo-Australian mining company Rio Tinto PLC (1.10% of total net assets) on November 15, 2007. Barrick Gold Corp., the Fund’s second largest position, posted a gain of 37% as the price of gold increased 31% in 2007 to nearly $835 per troy ounce.

In addition, favorable selection of securities of companies located in France, Japan, and the U.K. contributed positively to Fund performance. French holdings in the Fund (11.81% of total net assets) gained over 16% versus a 14% gain for French securities in the Index (10.75% Index weighting). The leading contributors to Fund performance from France were the Telecommunications Service company, Bouygues (1.78% of total net assets), and the Consumer Staples company, L’Oreal SA (1.18% of total net assets), which increased 30% and 43%, respectively. Bouygues was the Fund’s fifth largest position. Meanwhile, even though Japanese holdings in the Fund (25.15% of total net assets) declined by nearly -2%, they still outperformed Japanese securities in the Index (19.91% Index weighting), which declined by over -4%. In fact, the Information Technology company, Nintendo Co. Ltd. (1.13% of total net assets), was the third largest contributor to Fund performance with a gain of 127%. The U.K. represented the second largest individual country position in the Fund at 16.07% of total net assets compared to a 22.17% Index weighting. U.K. holdings in the Fund increased over 11% compared to an 8% gain for U.K. securities in the Index. The leading contributors to the Fund’s performance among the Fund’s U.K. holdings were Royal Dutch Shell PLC (1.41% of total net assets for all share classes combined) and BAE Systems PLC (2.26% of total net assets), which each gained over 19%. Royal Dutch Shell PLC was the Fund’s tenth largest position while BAE Systems was the Fund’s fourth largest position.

From a country perspective, the Fund’s underweight position and negative selection of securities of companies located in Germany and Australia were the primary detractors from performance in 2007. German holdings in the Fund (5.63% of total net assets) increased 23% versus a 36% gain for German securities in the Index (9.40% Index weighting). Meanwhile, Australian holdings in the Fund (3.03% of total net assets) posted a gain of 23% versus a 30% gain for Australian securities in the Index (6.47% Index weighting).

From an industry sector perspective, stock selection and an overweight position in Materials (13.53% of total net assets versus 9.89% Index weighting) was the largest positive contributor to the Fund’s results relative to the Index during 2007. The Fund’s Materials holdings gained 53% compared to a 32% increase for the Materials sector in the Index. As previously mentioned above, three of the Fund’s top five largest contributors to Fund performance were Canadian materials companies: Potash Corp. of Saskatchewan, Alcan Inc., and Barrick Gold Corp. Additionally, mining companies BHP Billiton PLC (0.54% of total net assets) and Xstrata PLC (0.32% of total net assets) increased 66% and 41%, respectively. Favorable stock selection in the Consumer Discretionary sector (9.53% total net assets) was the next largest contributor to Fund performance with an increase of 15% versus a 5% gain for the Consumer Discretionary sector in the Index (11.62% Index weighting). The leading contributors to Fund performance in the Consumer Discretionary sector were Daimler AG (1.25% of total net assets) and Compagnie Financiere Richemont AG (1.56% of total net assets), which increased 58% and 18%, respectively.

Stock selection within the Fund’s heaviest weighted sector, Financials (21.78% of total net assets versus a 26.87% Index weighting) was the largest detractor to performance during the year. In fact, four of the Fund’s top five detractors were from the Financials sector with three of those being Japanese financial companies. The Fund posted a decline of -7% in the Financials sector versus a decline of -1% for the Financials sector in the Index. The Japanese bank Sumitomo Mitsui Financial Group Inc. (1.64% of total net assets), the Fund’s sixth largest position, was the largest detractor to Fund performance, declining -28%. Meanwhile, two other Japanese financial companies, Orix Corp. (0.69% of total net assets) and Mizuho Financial Group (0.69% of total net assets), were among the top five detractors to Fund performance, decreasing -42% and -33%, respectively. Royal Bank of Scotland Group PLC (0.88% of total net assets) was also among the five top detractors, falling by -33%.

The Fund’s underweight position in Utilities (2.83% of total net assets versus 5.95% Index weighting) and negative stock selection (11.83% Utilities sector Fund gain versus 24.17% sector Index gain) also detracted from the Fund’s performance relative to the Index.

Financial highlights for this Fund can be found on pages 172-173.

State Farm S&P 500 Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm S&P 500 Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets, through its investment in the Master Portfolio, invested in a given stock is approximately the same as the percentage such stock represents in the Index.

The State Farm S&P 500 Index Fund is organized as a “feeder fund” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to “the Fund” are to the feeder fund or the Master Portfolio, as the context requires. Barclays Global Fund Advisors advises the Master Portfolio.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors, including: rising commodity prices, a weakening U.S. dollar relative to other major currencies, a continued slow down in the housing market, rising concerns of defaults on sub-prime mortgages, and the Federal Reserve’s decision to lower the Federal Funds Rate.

Rising oil prices continued to be a factor throughout the year. Oil prices began the period around $61/barrel and touched highs of over $98/barrel in mid-November before slipping back slightly to end the year just under $96/barrel – a gain of 57% for the year.

Meanwhile, with the rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In late October, the Fed again reduced the Fed Funds Rate by 0.25% to 4.50%, and finally in December another 0.25% reduction put the Fed Funds Rate at 4.25%.

Provide an illustration of the Fund’s investments.

*	Illustrated by Sector and based on total net assets in the Master Portfolio as of December 31, 2007. Please refer to the Schedule of Investments for the Master Portfolio later in this report for details concerning Fund holdings.

[1]

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the State Farm Mutual Fund Trust. The State Farm S&P 500 Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, Legacy Class A shares of the State Farm S&P 500 Index Fund had a total return of 4.73% without sales charges compared to a 5.49% return for the S&P 500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and 4.25% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for Class A and Class B shares at one year and Class A shares Life of Class performance; and 4.25% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A shares and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the return of the Index in 2007, before fees and expenses that are not found within the Index.

The Index finished the year with a total return of 5.49%. While a turbulent end to 2007 saw seven of the Index’s ten sectors post losses in the fourth quarter, eight of the ten sectors posted overall positive gains for the year. Energy (12.86% Index weighting) led the way with a gain of 32.38% while Materials (3.33% Index weighting) was next with a 19.98% gain. Meanwhile, six sectors – Health Care (11.97% Index weighting), Telecommunication Services (3.62% Index weighting), Industrials (11.51% Index weighting), Consumer Staples (10.23% Index weighting), Information Technology (16.73% Index weighting), and Utilities (3.62% Index weighting) – had positive gains of 5.39%, 8.45%, 9.83%, 11.60%, 15.54%, and 15.81%, respectively. Consumer Discretionary (8.48% Index weighting) lost -14.32% for the year, of which -10.49% occurred from October 1 to December 31, 2007. The Index’s largest sector, Financials (17.64% Index weighting), was the weakest sector, posting a loss of -20.84% for the year, of which -15.04% occurred from October 1 to December 31, 2007.

The Fund’s number one and number six holdings, Exxon Mobil Corp. (3.82% of total net assets) and Chevron Corp. (1.47% of total net assets), were part of the Energy sector, finishing the year with gains of 22% and 27%, respectively. The biggest gainer among the Fund’s top holdings was number nine Apple, Inc. (1.29% of total net assets), with a gain of 133% for 2007. Microsoft Corp. (2.13% of total net assets) and AT&T, Inc. (1.88% of total net assets) had gains of 19% and 16%, respectively, while Procter & Gamble Co. (1.70% of total net assets) was up 14%. Number seven holding Johnson & Johnson (1.43% of total net assets) and number ten holding Cisco Systems, Inc. (1.22% of total net assets) both finished with a gain of 1%. Number two holding General Electric Co. (2.79% of total net assets) finished the year down -1%, while number eight holding Bank of America Corp. (1.36% of total net assets) followed the trend of its sector as the weakest holding in the top ten, losing -23% for the year.

Financial highlights for this Fund can be found on pages 174-177.

State Farm Small Cap Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small Cap Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000® Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

The State Farm Small Cap Index Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”).

Describe the relevant market environment as it related to the Fund for the reporting period.

Major U.S. equity market indexes had a mixed year as small capitalization stocks, as represented by the Index, finished the reporting period with a loss of -1.57%. In comparison, large capitalization stocks, as represented by the Russell 1000® Index, returned 5.77% for the year.

The market environment was influenced by numerous factors, including: rising commodity prices, a weakening U.S. dollar relative to other major currencies, a continued slow down in the housing market, rising concerns of defaults on sub-prime mortgages, and the Federal Reserve’s decision to lower the Federal Funds Rate.

Rising oil prices continued to be a factor throughout the year. Oil prices began the period around $62/barrel and touched highs of over $98/barrel in mid-November before slipping back slightly to end the year just under $96/barrel – a gain of 57% for the year.

With the rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In late October, the Fed again reduced the Fed Funds Rate by 0.25% to 4.50%, and finally in December another 0.25% reduction put the Fed Funds Rate at 4.25%.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]

The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company, doing business as Russell Investment Group (“Russell”). The State Farm Small Cap Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, Legacy Class A shares of the State Farm Small Cap Index Fund had a total return of -2.56% without sales charges compared to a -1.57% return for the Russell 2000® Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and 4.25% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for Class A and Class B shares at one year and Class A shares Life of Class performance; and 4.25% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A shares and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the return of the Index in 2007, before fees and expenses that are not found within the Index.

Seven of the ten industry sectors ended the year with positive gains. Within the Index, Materials (5.56% Index weighting) and Energy (6.69% Index weighting) led all sectors for the year with gains of 26.34% and 14.28%, respectively. However, the largest sector in the Index, Financials (18.86% Index weighting), was the weakest sector, posting a loss of -19.59% for the year. Two of the Fund’s top 10 holdings were within the Materials sector. CF Industries Holdings Inc. (0.47% of total net assets), the Fund’s second largest holding, gained 330% during the year while Terra Industries (0.34 of total net assets), the Fund’s fourth largest holding, gained 299% during the year.

Overall, eight of the Fund’s ten largest holdings as of December 31, 2007, posted gains for the reporting period, with four of these (including CF Industries Holdings Inc. and Terra Industries mentioned above) gaining over 100%. The Fund’s fifth largest holding, Priceline.com Inc. (0.33% of total net assets), gained 163%. The Fund’s seventh largest holding, Chipotle Mexican Grill Inc. Class B (0.30% of total net assets), gained 137%.

The Fund’s largest holding, Hologic, Inc. (0.64% of total net assets), gained 45% for the year.

As mentioned previously, Financials was the weakest sector within the Index during 2007. 15 holdings posted losses of over -70% or worse within the sector, including NovaStar Financial Inc. (0.002% of total net assets) with a loss of -97%, IMPAC Mortgage Holdings Inc. (0.003% of total net assets) with a loss of -93%, Luminet Mortgage Capital Inc. (0.003% of total net assets) with a loss of -92%, Security Capital Assurance Ltd. (0.01% of total net assets) with a loss of -87%, Scottish Re Group Ltd. (0.003% of total net assets) with a loss of -85%, and Triad Guaranty Inc. (0.01% of total net assets) with a loss of -82%.

The annual reconstitution of holdings within the Russell indices occurred on June 22, 2007. For the Index, the one-time 2007 reconstitution resulted in 235 companies being added to the Index while 191 companies were removed from the Index, a turnover of 17%.

Financial highlights for this Fund can be found on pages 178-181.

State Farm International Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Index Fund (the “Fund”) seeks investment results that approximate as close as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The State Farm International Index Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”).

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, finished the reporting period with a total return of 11.17%, outperforming U.S. equity markets. Investors in the U.S. got a further boost in returns from the weak dollar. All performance information included in this discussion is quoted in U.S. dollars.

Oil prices, interest rates, and the U.S. dollar continued to generate headlines during the year. Oil prices began the period around $61/barrel and touched highs of over $98/barrel in mid-November before slipping back slightly to end the year just under $96/barrel – a gain of 57% for the year.

With the rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In late October, the Fed again reduced the Fed Funds Rate by 0.25% to 4.50%, and finally in December another 0.25% reduction put the Fed Funds Rate at 4.25%.

Euro zone economic growth remained above trend throughout 2007 as exports and capital spending were robust, while unemployment fell. But troubles in the U.S. sub-prime mortgage market spread to other credit markets around the world, which contributed to many banks writing down the value of their bond holdings.

In Europe and Japan, short-term interest rates were increased during the year to help curb inflation in their expanding economies. The European Central Bank raised their benchmark interest rate twice in 0.25% increments by June from 3.50% to 4.00% but refrained from further hikes through the rest of the year.

Similarly, the Bank of England raised short-term interest rates three times in 0.25% increments from 5.00% in January to 5.75% in July before cutting short-term rates back to 5.50% in December. The Bank of Japan increased its short-term rate once in 2007 by 0.25% in February to stand at 0.50%.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 10 other countries, each of which represent less than 2% of net assets.

[1]

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the “Trust”). The State Farm International Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, Legacy Class A shares of the State Farm International Index Fund had a total return of 9.61% without sales charges compared to a 11.17% return for the MSCI EAFE Free Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and 4.25% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for Class A and Class B shares at one year and Class A shares Life of Class performance; and 4.25% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A shares and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

For the year 2007, European stocks within the Index posted gains of 14.39%. At a country level, Finland was the strongest performing market within the Index with a gain of 50.09% for the year. However, Finland’s 1.86% weighting in the Index was represented almost entirely by one company, the Fund’s number seven holding Nokia (1.07% of total net assets), which finished the year with a gain of 89%. The United Kingdom (U.K.), the largest country weighting in the Index at 22.17%, posted a gain of 8.39% for 2007. Other European countries within the Index that had gains for the one-year reporting period included:

Country 2007	Index Weighting	2007 Gain
France	10.75%	14.03%
Germany	9.40%	35.93%
Switzerland	6.69%	6.06%
Spain	4.39%	24.69%
Italy	3.96%	7.26%
Netherlands	2.82%	21.14%
Sweden	2.32%	1.48%
Norway	1.08%	32.44%
Denmark	0.93%	26.13%
Greece	0.77%	32.91%
Austria	0.58%	2.65%
Portugal	0.36%	24.75%

The Index’s Pacific region was relatively weak compared to European stocks. The region managed to post a gain of 5.61%, barely outperforming the U.S. S&P 500 Index for the year. Japan, the second heaviest weighted country within the total Index at 19.91%, had another tough year in 2007 with a loss of -4.14%. Toyota Motor Corp. (1.03% of total net assets), the Fund’s eighth largest holding, had an even tougher year, declining -20% for 2007.

As of the end of 2007, nine of ten industry sectors within the Index ended in positive territory. Materials (9.89% Index Weighting) and Telecommunication Services (6.20% Index Weighting) led all sectors with gains of 32.15% and 28.93%, respectively. The Fund’s third and tenth largest holdings, Vodafone Group PLC (1.41% of total net assets) and Telefonica, S.A. (0.99% of total net assets), were part of the Telecommunication Services sector, posting gains of 36% and 53%, respectively.

Financials, the largest sector in the Index with a 26.86% weighting at year end, was the weakest sector internationally with a -1.29% loss. Within the Financials sector, the Fund’s number four holding, U.K.-based HSBC Holdings PLC (1.41% of total net assets), lost -8% for the year.

Gains and losses for the remaining top ten holdings within the Fund for 2007 included:

Holding	% of Total Net Assets	2007 Gain/Loss
Royal Dutch Shell	1.91%	19%
BP PLC	1.66%	9%
Nestle SA	1.29%	29%
Total SA	1.27%	15%
GlaxoSmithKline	1.02%	-4%

Financial highlights for this Fund can be found on pages 182-185.

State Farm Equity and Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity and Bond Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in shares of the State Farm Equity Fund (the “Equity Fund”) and the State Farm Bond Fund (the “Bond Fund”). Effort is made to maintain an investment mix of approximately 60% of assets in the Equity Fund and 40% of assets in the Bond Fund. The Fund never invests more than 75% of its net assets in either underlying fund. Although the Fund is not an asset allocation or market timing mutual fund, we do, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market, and financial conditions warrant.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Equity Fund and the Bond Fund in addition to the commentary provided here.

The market environment was influenced by numerous factors including: rising commodity prices, a weakening U.S. dollar relative to other major currencies, a continued slow down in the housing market, rising concerns of defaults on sub-prime mortgages, and the Federal Reserve’s decision to lower the Fed Funds Rate.

Value stocks, as represented by the Russell 1000® Value Index, produced a total return of -0.17% during 2007, which significantly trailed the performance of growth stocks, as represented by the Russell 1000® Growth Index, which finished the year with a total return of 11.81%. Of the ten industry sectors in the Russell 1000® Value Index, six of the industry sectors finished the year with double-digit returns, ranging from 11.90% to 32.15%. However, the Financials sector, which is the largest sector within the Russell 1000 Value Index, was down -21.33%.

Rising oil prices continued to be a factor throughout the year. Oil prices began the period at around $61/barrel and touched highs of over $98/barrel in mid-November before falling slightly to approximately $96/barrel by the end of December 2007, for an increase of over 57% for the 12-month period.

Meanwhile, with rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In the late October and mid-December FOMC meetings, the Fed reduced the Fed Funds Rate each time by 0.25%. As of December 31, 2007, the Fed Funds Rate stood at 4.25%. As always, it is unknown what future actions the Fed may take regarding Fed Fund Rates.

Yields on U.S. Treasuries peaked in mid-June 2007 but, by the end of December, had fallen to levels below the yields at the beginning of the reporting period. The yield on the 30-year U.S. Treasury Bond rose from 4.79% on January 2, 2007 to a peak of 5.35% on June 12, 2007 before declining 90 basis points to end at 4.45% on December 31, 2007. Meanwhile, yields on short- and intermediate-maturity U.S. Treasuries moved down more substantially during the latter half of 2007. The yield on 10-year U.S. Treasuries rose from 4.68% on January 2, 2007 to a peak of 5.26% on June 12, 2007 before declining 122 basis points to end at 4.04% on December 31, 2007. Short-term yields experienced the most dramatic move down with 2-year U.S. Treasuries declining 205 basis points from a peak of 5.10% on June 14, 2007 to 3.05% on December 31, 2007.

Overall, for the year ended December 31, 2007, longer-maturity U.S. Treasuries outperformed relative to both short- and intermediate-maturity U.S. Treasuries. However, short- and intermediate-maturity corporate bonds outperformed relative to longer-maturity corporate bonds during the year. From a credit standpoint, higher credit quality bonds outperformed relative to lower credit quality bonds over the year.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, Legacy Class A shares of the State Farm Equity and Bond Fund had a total return of -1.27% (without sales charges). Because of the nature of the Fund (invests solely in shares of two underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark used is a combination of 60% Russell 1000® Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index (rebalanced on a monthly basis). The total return of the blended benchmark was 2.78% for the 1-year period ended December 31, 2007. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and 4.25% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for Class A and Class B shares at one year and Class A shares Life of Class performance; and 4.25% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for the Equity Fund and the Bond Fund for a description of the indices.

[2]

State Farm Investment Management Corp. computes the Blended Benchmark using 60% Russell 1000 Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Index or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A shares and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (approximately 60% throughout the period)

The primary reasons for the Equity Fund’s underperformance relative to the Russell 1000 Value Index were due to the Equity Fund’s stock selection and overweight position in the Financials sector. Financials was the largest sector within the Russell 1000 Value Index and was down -21.33% for the year. As of December 31, 2007, Financials represented 33.25% of the Equity Fund’s total net assets versus 29.07% for the Russell 1000 Value Index. Washington Mutual Inc. (2.03% of the Equity Fund’s total net assets) was the largest detractor to the Equity Fund’s performance with a loss of -70% during the year. In

[1]	See footnotes for the Equity Fund and the Bond Fund for a description of the indices.

[2]

State Farm Investment Management Corp. computes the Blended Benchmark using 60% Russell 1000 Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Index or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

addition, mortgage companies, IndyMac Bancorp (0.47% of the Equity Fund’s total net assets) and Wachovia (2.65% of the Equity Fund’s total net assets) were among the top negative contributors to the Equity Fund’s results, declining -87% and -33%, respectively. Meanwhile, bond insurers, Ambac Financial Group Inc. (0.69% of the Equity Fund’s total net assets) and MBIA Inc. (0.76% of the Equity Fund’s total net assets) were down -71% and -75%, respectively. The Financials sector was negatively impacted by asset writedowns related to the increase in sub-prime mortgage defaults and fears of a broad credit tightening among financial institutions.

The Equity Fund was also hampered by its underweight position in the Energy and Utilities sectors, which each posted relatively strong returns. Russell 1000 Value Index returns for the Energy and Utilities sectors were 32.15% and 16.90%, respectively. As of December 31, 2007, the Equity Fund’s weighting in the Energy sector was 9.06% vs. 16.49% for the Russell 1000 Value Index. While the Equity Fund’s weighting in the Energy sector has increased from 6.89% as of January 1, 2007, it was still underweight relative to the Russell 1000 Value Index. Positive stock selection in the Energy sector helped to offset somewhat the negative effects from the underweight sector position relative to the Russell 1000 Value Index. In fact, the top two contributors to the Equity Fund’s performance during the year were from the Energy sector. The offshore drilling companies Transocean Inc. (1.39% of the Equity Fund’s total net assets) and Weatherford International Ltd. (1.43% of the Equity Fund’s total net assets) posted gains of 77% and 64%, respectively.

Meanwhile, the Equity Fund’s weighting in the Utilities sector was 4.99% as of December 31, 2007, vs. 6.69% for the Russell 1000 Value Index. The Equity Fund’s weighting in the Utilities sector increased from 3.32% as of January 1, 2007, but still trailed the Russell 1000 Value Index weighting. Negative stock selection in the Utilities sector also detracted from the Equity Fund’s performance with the two largest detractors, Nisource Inc. (0.33% of the Equity Fund’s total net assets) and Pinnacle West Capital Corp. (2.05% of the Equity Fund’s total net assets), declining -22% and -16%, respectively.

In addition to Transocean Inc. and Weatherford International, other top contributors to the Equity Fund’s performance during the year were AT&T Inc. (3.89% of the Equity Fund’s total net assets), Altria Group Inc. (1.65% of the Equity Fund’s total net assets), Lyondell Chemical Co, and Merck & Co. Inc. (1.02% of the Equity Fund’s total net assets). AT&T Inc. was the Equity Fund’s overall largest holding and increased 16%. Meanwhile, Altria Group Inc. gained 22% during the year in which it also completed the spin-off of Kraft Foods Inc. (3.46% of the Equity Fund’s total net assets). Lyondell Chemical Co. increased 77% before merging with a privately held company on December 20, 2007. Finally, Merck & Co. Inc. posted a gain of 33% and was the largest contributor to the Equity Fund’s performance from the Health Care sector.

Aside from AT&T Inc., Royal Dutch Shell PLC (2.62% of the Equity Fund’s total net assets for ADR Class A&B combined) was the only other top equity holding to produce positive gains during the year, increasing 17%. The Equity Fund’s second largest holding, JPMorgan Chase & Co. (3.71% of the Equity Fund’s total net assets), declined -10%, while the Equity Fund’s sixth and eighth largest holdings, Wachovia Corp. (2.65% of the Equity Fund’s total net assets) and American International Group Inc. (2.60% of the Equity Fund’s total net assets), declined -33% and -19%, respectively. General Electric (3.59% of the Equity Fund’s total net assets), the Equity Fund’s third largest holding, declined -0.4% during the year.

Fixed Income portion of the Fund (approximately 40% throughout the period)

There were two distinct market environments in 2007 that impacted the performance of the Bond Fund. As highlighted above, interest rates generally rose for the period of January 1 through June 30, 2007 which hindered bond prices and the Bond Fund’s return. During that period, the Bond Fund (Institutional shares) had a total return of 0.91%, which was relatively in-line with the performance of the benchmark Lehman Brothers U.S. Aggregate Bond Index return of 0.98%.

From July through December 2007, interest rates declined and bond prices rose with the best gains coming from long-maturity U.S. Treasuries while short- to intermediate-maturity, high-quality corporate bonds outperformed longer-maturity, lower-quality corporate bonds. During this timeframe, the Bond Fund (Institutional shares) returned 5.69%, while the Lehman Brothers U.S. Aggregate Bond Index return was 5.93%. A contributing factor to the Bond Fund’s underperformance during the second half of the year related to the credit quality of bonds held by the Bond Fund compared to the credit quality of bonds in the Lehman Brothers U.S. Aggregate Bond Index. As of December 31, 2007, 50.45% of the Bond Fund’s net assets were invested in bonds rated Aa3 or higher (the highest bond ratings by Moody’s or Standard & Poor’s, two bond rating agencies) compared to 84.53% of the bonds in the Lehman Brothers U.S. Aggregate Bond Index being rated Aa3 or higher.

The net result of these factors, along with the expenses associated with the Bond Fund that are not within the Lehman Brothers U.S. Aggregate Bond Index, accounted for the Bond Fund (Institutional shares) underperforming the Lehman Brothers U.S. Aggregate Bond Index by 0.31% for the entire one-year reporting period.

The option-adjusted duration of the Bond Fund stood at approximately 4.50 years at the end of 2007, up from 4.12 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration. Thus, the higher duration had a somewhat positive effect to performance for the Bond Fund as interest rates declined the last half of the year.

Financial highlights for this Fund can be found on pages 186-187.

State Farm Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

We manage the State Farm Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agencies, and high quality corporate bonds. While the Fund invests in bonds of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

From the beginning of the year through the middle of June 2007, interest rates across the maturity spectrum rose and bonds posted modest total returns as the Federal Reserve maintained a neutral stance on interest rate policy and left the Fed Funds Rate unchanged at 5.25%. However, during the summer months of 2007, both the equities and bond markets became increasingly more volatile. Investors were confronted with numerous economic events including a continuing weakness in the housing market, higher energy prices, and tightening credit as rising defaults on U.S. sub-prime mortgages prompted lenders to implement more restricted lending requirements.

In the wake of these events and increasing concerns of a potential “credit crunch”, the demand for U.S. Treasuries across all maturities increased as investors began to seek out relatively less risky assets. The Federal Reserve responded to market conditions with three Fed Funds Rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In late October the Fed reduced the Fed Funds Rate by another 0.25% to 4.50%, and finally in December another 0.25% reduction put the Fed Funds Rate at 4.25% where it ended the year. As always, it is unknown what future actions the Fed may take regarding Fed Fund Rates.

Yields on U.S. Treasuries peaked in mid-June 2007 but, by the end of December, had fallen to levels below the yields at the beginning of the reporting period. The yield on the 30-year U.S. Treasury Bond rose from 4.79% on January 2, 2007 to a peak of 5.35% on June 12, 2007 before declining 90 basis points to end at 4.45% on December 31, 2007. Meanwhile, yields on short- and intermediate-maturity U.S. Treasuries moved down more substantially during the latter half of 2007. The yield on 10-year U.S. Treasuries rose from 4.68% on January 2, 2007 to a peak of 5.26% on June 12, 2007 before declining 122 basis points to end at 4.04% on December 31, 2007. Short-term yields experienced the most dramatic move down with 2-year U.S. Treasuries declining 205 basis points from a peak of 5.10% on June 14, 2007 to 3.05% on December 31, 2007.

Overall, for the year ended December 31, 2007, longer-maturity U.S. Treasuries outperformed relative to both short- and intermediate-maturity U.S. Treasuries. However, short- and intermediate-maturity corporate bonds outperformed relative to longer-maturity corporate bonds during the year. From a credit standpoint, higher credit quality bonds outperformed relative to lower credit quality bonds over the year.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, Legacy Class A shares of the State Farm Bond Fund had a total return of 6.50% (without sales charges) compared to a return of 6.97% for the Lehman Brothers U.S. Aggregate Bond Index. The line graph and table below provide additional perspective on the fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Class A and Class B Shares from 05/01/2006. Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 11/01/2001. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class A, Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect maximum sales charges of: 3% for Class A, Class B, Legacy Class A and Legacy Class B shares at one year; 2% for Legacy Class B shares at five years; 3% for Class A shares Life of Class performance; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

There were two distinct market environments in 2007 that impacted the performance of the Fund. As highlighted above, interest rates generally rose for the period of January 1 through June 30, 2007 which hindered bond prices and the Fund’s return. During that period, the Fund (Legacy Class A shares) had a total return of 0.89% (before sales charges), which was relatively in-line with the performance of the benchmark Index return of 0.98%.

From July through December 2007, interest rates declined and bond prices rose with the best gains coming from long-maturity U.S. Treasuries while short- to intermediate-maturity, high-quality corporate bonds outperformed longer-maturity, lower-quality corporate bonds. During this timeframe, the Fund (Legacy Class A shares) returned 5.56% (before sales charges), while the Index return was 5.93%. A contributing factor to the Fund’s underperformance during the second half of the year related to the credit quality of bonds held by the Fund compared to the credit quality of bonds in the Index. As of December 31, 2007, 50.45% of the Fund’s net assets were invested in bonds rated Aa3 or higher (the highest bond ratings by Moody’s or Standard & Poor’s, two bond rating agencies) compared to 84.53% of the bonds in the Index being rated Aa3 or higher.

The net result of these factors, along with the expenses associated with the Fund that are not within the Index, accounted for the Fund (Legacy Class A shares ) underperforming the Index by 0.47% (before sales charges) for the entire one-year reporting period.

The option-adjusted duration of the Fund stood at approximately 4.50 years at the end of 2007, up from 4.12 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration. Thus, the higher duration had a somewhat positive effect to performance for the Fund as interest rates declined the last half of the year.

Financial highlights for this fund can be found on pages 188-189.

State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Tax Advantaged Bond Fund (the “Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for federal income tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable bond market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success in this asset class. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range for the bulk of the Fund’s assets. In doing so, we seek to maintain a fairly consistent duration and interest rate exposure relative to the Fund’s benchmark – the Lehman Brothers Municipal Bond Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

From the beginning of the year through June 2007, municipal bond yields across the maturity spectrum rose while bonds posted modest total returns. However, during the summer months of 2007, both the equities and bond markets became increasingly more volatile. Investors were confronted with numerous economic events including a continuing weakness in the housing market, higher energy prices, and tightening credit as rising defaults on U.S. sub-prime mortgages prompted lenders to implement more restricted lending requirements.

In the wake of these events and increasing concerns of a potential “credit crunch”, the Federal Reserve responded to market conditions with three Fed Funds Rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed elected to cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In late October, the Fed reduced the Fed Funds Rate by another 0.25% to 4.50%, and finally in December another 0.25% reduction put the Fed Funds Rate at 4.25% where it ended the year. As always, it is unknown what future actions the Fed may take regarding Fed Fund Rates.

From July through December 31, 2007, bond prices were rising as interest rates declined. By December 31, 2007, according to Thomson Municipal Market Data®, 20-year AAA-rated municipal bonds yielded approximately 4.17%, down from roughly 4.34% as of June 30, 2007. Meanwhile, yields on shorter maturity AAA-rated municipal bonds moved down more substantially during the latter half of 2007. Yields on 10-year AAA-rated municipal bonds declined approximately 44 basis points from 4.07% on June 30, 2007 to 3.63% as of December 31, 2007 while yields on 5-year AAA-rated municipal bonds declined approximately 68 basis points from 3.88% on June 30, 2007 to 3.20% on December 31, 2007.1

Due primarily to the changes in the municipal bond market yield curve, short maturity bonds outperformed intermediate maturities, which in turn outperformed long maturity bonds over the 1-year reporting period. From a credit standpoint, higher credit quality bonds outperformed low quality bonds over the reporting period.

Overall, at current interest rate levels, 20-year AAA-rated municipal bonds provide 93% of the yield available from taxable 20-year U.S. Treasuries, according to Thomson Municipal Market Data. This comparison may be used as a general gauge within the industry to determine the relative attractiveness of municipal securities. Thus, municipal bonds have recently offered yields close to those of comparable Treasury bonds but with federal income tax-free interest.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Credit Quality. Ratings by Moody’s Investor Services (“Moody’s”). Percentages are based on total investments as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes Advanced Refund Bonds.

***	Five securities were not rated by Moody’s. Four securities, representing 4.95% of total investments, were rated by S&P as AAA. One security, representing 1.19% of total investments, was rated by S&P as AA+.

[1]

The Municipal Market Data yields represent a consensus scale for the municipal bond market compiled by Thomson Financial Services. These yields are based on market participant opinion and vary from actual yields attained.

How did the Fund perform during the reporting period?

Legacy Class A shares for the State Farm Tax Advantaged Bond Fund had a total return of 4.00% (without sales charges) for the 12-month period ended December 31, 2007. This is compared to a 3.36% return for the unmanaged Lehman Brothers Municipal Bond Index over the same timeframe. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Class A and Class B shares from 05/01/2006. Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class A, Class B, and Institutional shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect maximum sales charges of: 3% for Class A, Class B, Legacy Class A and Legacy Class B shares at one year; 2% for Legacy Class B shares at five years; 3% for Class A shares Life of Class performance; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Lehman Brothers Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As short and intermediate interest rates were declining more substantially than longer-term interest rates during the last six months of the reporting period, the Fund’s short and intermediate maturity orientation was a benefit with 50.95% of the total market value of investments in bonds maturing within 12 years compared to 51.78% for the benchmark as of December 31, 2007. In addition, the Fund ended December 2007 with 49.06% of total investments in bonds maturing between 12-22 years with no bonds in the portfolio having maturities over 22 years. As a result, the Fund was positioned to benefit from a decline in interest rates, especially during a period when yields on short and intermediate bond maturities declined more than long maturities. The modified duration of the State Farm Tax Advantaged Bond Fund as of December 31, 2007 stood at 5.05 years which is up from 4.47 years on January 3, 2007. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The slightly higher duration also contributed somewhat to the positive effect to performance associated with declining interest rates.

The Fund also maintained a high quality credit orientation throughout the reporting period and ended December 2007 with over 89.37% of total investments in municipal bonds rated Aa3 or higher by Moody’s Investor Services. Over the reporting period, higher quality municipal credits outperformed low quality credits. Combined, the difference in maturity structure between the Fund and benchmark along with the Fund’s higher credit quality orientation than the benchmark played a role in the Fund’s relative outperformance (before sales charges) versus the benchmark during the reporting period.

As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high-credit quality, short and intermediate maturity bonds under the belief that lower-credit quality, long maturity bonds have not provided enough additional yield to compensate for the higher risk and volatility.

The number of individual bonds held in the portfolio increased over the reporting period from 73 to 93 bonds. Turnover for the reporting period was 18.08%.

The most notable changes to the portfolio included the sale of securities in Texas, Ohio, Kansas, and Georgia while increasing purchases of general obligation bonds in California, Oregon and Tennessee. Also, there were changes to the portfolio as a result of the normal process of reinvesting short-term maturities.

Financial highlights for this Fund can be found on pages 190-191.

State Farm Money Market Fund Management’s Discussion

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of December 31, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on pages 192-193.

State Farm LifePath® Funds Management’s Discussion of Fund Performance

Overview

Describe the State Farm LifePath® Funds investment objective and philosophy.

The State Farm LifePath Funds are organized as “feeder funds” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding LifePath Master Portfolio. References to “the LifePath Funds” are to the feeder funds or the LifePath Master Portfolios, as the context requires, unless otherwise stated. Barclays Global Fund Advisors (Barclays) is the investment adviser for the LifePath Master Portfolios.

The LifePath Funds, through their investment in the LifePath Master Portfolios, allocate their assets among broad types of asset classes by investing in a combination of stock, bond, and money market funds (the “Underlying Funds”) seeking to produce competitive returns consistent with a Fund’s investment objective. Each LifePath Fund seeks a combination of income and growth of capital consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. A LifePath Fund’s time horizon marks the point when the investors plan to start making net withdrawals. Each LifePath Fund has its own time horizon, which affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

In October 2007, the international equities exposure in the LifePath Master Portfolios was expanded to include emerging markets and Canadian equities by investing in two new additional Underlying Funds: The iShares MSCI Emerging Markets Index Fund and the iShares MSCI Canada Index Fund. Both of these new Underlying Funds have distinct risk and return characteristics and were added with the intent to help improve portfolio diversification and enhance the risk/return profile of the portfolios. With the addition of the new Underlying Funds, the international exposure, previously benchmarked against the MSCI EAFE® Index, is now benchmarked against the MSCI ACWI ex-US Index1 weighting within the LifePath Master Portfolios’ custom benchmark effective October 2007.

With the exception of the LifePath® 2040 Master Portfolio not containing an allocation to the iShares Lehman TIPS Bond Fund during 2007, each LifePath Master Portfolio invested in the same Underlying Funds but in differing proportions, depending upon the acceptable risk level of the LifePath Master Portfolio.

Describe the relevant market environment as it related to the State Farm LifePath Funds for the reporting period.

The broad domestic equity markets posted mixed results during 2007. Large cap stocks, as represented by the S&P 500 Index, posted positive total returns of 5.49% for the 12-month period ended December 31, 2007 (the “reporting period”), supported by modest growth in overall corporate earnings and gross domestic product (GDP), as well as a steady employment environment. However, small cap stocks, as represented by the Russell 2000 Index, recorded a loss of -1.57% during the reporting period as investors sought out less risk and favored stocks offered by larger, more established companies. International equities, as represented by the MSCI ACWI ex-US Index, gained 16.65% for the reporting period, and bonds, as represented by the Lehman Brothers U.S. Aggregate Bond Index, rose 6.97% for the reporting period. Cash, as represented by the Citigroup 3-Month Treasury Bill Index2, returned 4.74% for the reporting period.

The market environment was influenced by numerous factors including: rising commodity prices, a weakening U.S. dollar relative to other major currencies, a continued slow down in the housing market, rising concerns of defaults on sub-prime mortgages, and the Federal Reserve’s decision to lower the Fed Funds Rate.

Rising oil prices continued to be a factor throughout the year. Oil prices began the period at around $61/barrel and touched highs of over $98/barrel in mid-November before falling slightly to approximately $96/barrel by the end of December 2007, for an increase of over 57% for the 12-month period.

Meanwhile, with rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with three rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In the late October and mid-December FOMC meetings, the Fed reduced the Fed Funds Rate each time by 0.25%. As of December 31, 2007, the Fed Funds Rate stood at 4.25%. As always, it is unknown what future actions the Fed may take regarding Fed Fund Rates.

[1]

The MSCI® All Country World Index (ex-US) Index (MSCI ACWI ex-US Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2007, the MSCI ACWI ex-US Index consisted of 45 developed and emerging market country indices.

[2]	The Citigroup 3-Month Treasury Bill Index is an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Given higher energy prices and a depreciating U.S. dollar, realized inflation was higher than market expectations which helped Treasury inflation-protected securities (“TIPS”) outperform nominal treasuries during the reporting period. As a result, TIPS returned 11.64% as represented by the Lehman Brothers U.S. Treasury Inflation Notes Index 1.

2007 was a difficult year for U.S. REITs, as represented by the Cohen & Steers Realty Majors Index®2. The Index declined -18.03% during the reporting period, as the U.S. real estate market was shaken by the increasing number of defaults, particularly in the sub-prime segment.

International markets, represented by the MSCI ACWI ex-US Index, delivered gains that outpaced those of the domestic equity markets during the reporting period. Stronger economic growth abroad, coupled with a depreciating U.S. dollar, helped to push the overseas markets ahead of the U.S. markets. During 2007, the value of the U.S. dollar compared to most foreign currencies declined, falling -9.6% against the Euro, -1.5% against the British Pound, and -6.4% against the Japanese Yen. A depreciating U.S. dollar relative to most foreign currencies enhanced the returns that U.S. investors were able to generate in international securities during 2007.

What factors helped and hindered performance of the LifePath Funds during the reporting period?

The LifePath Funds are invested in a combination of the Underlying Funds for which Barclays is the investment adviser. With the exception of the LifePath 2040 Fund not containing an allocation to the iShares Lehman TIPS Bond Fund during 2007, each LifePath Fund invested in the same Underlying Funds but in differing proportions, depending upon the acceptable risk level of the LifePath Fund. The LifePath Funds with longer time horizons, such as the LifePath 2040 Fund, invested a greater share of their assets in equity-oriented Underlying Funds, such as the iShares MSCI EAFE Index Fund and the Active Stock Master Portfolio. The more conservative LifePath Funds, such as the LifePath Income Fund, allocated more of their assets to fixed income-oriented investments, such as the CoreAlpha Bond Master Portfolio and the iShares Lehman TIPS Bond Fund.

During 2007, each LifePath Fund (with the exception of the LifePath 2040 Fund as noted previously) invested a portion of their assets in seven different exchange-traded funds (iShares) managed by Barclays: the iShares MSCI EAFE Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI Canada Index Fund, the iShares S&P MidCap 400 Index Fund, the iShares S&P SmallCap 600 Index Fund, the iShares Cohen & Steers Realty Majors Index Fund, and the iShares Lehman TIPS Bond Fund. Allocations to the iShares MSCI Emerging Markets Index Fund and iShares MSCI Canada Index Fund were added to the LifePath Funds effective September 30, 2007. Therefore, only three-months of exposure to these new Underlying Funds contributed to the overall performance of the LifePath Funds during 2007.

The returns on the iShares investments contributed both positively and negatively to the returns of the LifePath Funds for the reporting period as shown below:

Underlying Fund	1-year Return
iShares S&P MidCap 400 Index Fund	7.80%
iShares S&P SmallCap 600 Index Fund	-0.45%
iShares MSCI EAFE Index Fund	10.97%
iShares Cohen & Steers Realty Majors Index Fund	-18.32%
iShares Lehman TIPS Bond Fund	11.44%

3-Month Return
iShares MSCI Emerging Markets Index Fund	2.76%
iShares MSCI Canada Index Fund	-0.18%

The LifePath Funds invested a significant amount of their assets in the Active Stock and CoreAlpha Bond Master Portfolios. Both of these Master Portfolios seek to outperform their respective benchmark indices while maintaining similar risk profiles as those benchmarks by employing quantitative models that help to identify a subset of securities from the benchmark to invest in. For 2007, the Active Stock Master Portfolio invested in 341 securities of which 92% were from the benchmark S&P 500 Index. The Active Stock Master Portfolio maintained sector weights and an overall risk profile that was similar to the benchmark during 2007. However, it underperformed the benchmark by -4.91% (0.58% vs. 5.49%, respectively) during the year with security selection within the Financials and Consumer Discretionary sectors detracting from performance. Utilizing

[1]	The Lehman Brothers Treasury Inflation Notes Index is an unmanaged index composed of inflation protected securities issued by the U.S. Treasury.

[2]

The Cohen & Steers Realty Majors Index consists of selected Real Estate Investment Trusts (“REITs”). The objective of the index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry.

iShares, LifePath, and LifePath followed by 2010, 2020, 2030, and 2040 are all registered trademarks of Barclays Global Investors, N.A. All other trademarks, service marks or registered trademarks are the property of their respective owners.

similar quantitative techniques as described above, the CoreAlpha Bond Master Portfolio underperformed the return for its respective benchmark, the Lehman Brothers U.S. Aggregate Bond Index during 2007. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2007 the CoreAlpha Bond Master Portfolio held 69.32% in Aaa+ bonds versus 79.22% for the U.S. Aggregate Bond Index. The majority of the underweighted assets were invested in other investment grade rated bonds like A and Baa while a subset, 7.9%, was invested in below-investment grade bonds. During 2007, higher-quality, lower-yielding bonds performed better relative to lower-quality, higher-yield bonds. As a result, the CoreAlpha Bond Master Portfolio underperformed the U.S. Aggregate Bond Index by -1.87% for the year (5.10% versus 6.97%, respectively).

State Farm LifePath Income Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2007. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath® Income Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, Legacy Class A shares of the State Farm LifePath Income Fund had a total return without sales charge of 4.03% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 5.49% and the Lehman Brothers U.S. Aggregate Bond Index 6.97%.

Because of the multi-asset structure of the LifePath Income Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath Income Fund’s investments for the upcoming quarter. As of December 31, 2007, the total return of the LifePath Income Fund’s blended benchmark was 7.00% for the 1-year period and had the following composition:

Index	LifePath Income Fund’s Blended Benchmark Weighting
Lehman Brothers U.S. Aggregate Bond Index	52.56%
S&P 500 Index	19.22%
MSCI ACWI ex-US Index	10.74%
Lehman Brothers U.S. Treasury Inflation Notes Index	9.45%
S&P MidCap 400® Index[1]	3.65%
Cohen & Steers Realty Majors Index	2.59%
S&P SmallCap 600 Index[2]	1.79%

[1]

Standard & Poor’s MidCap 400 Index (S&P MidCap 400) is an unmanaged group of 400 medium-capitalization (between $1 billion and $5.5 billion as of December 31, 2007) stocks chosen for market size, liquidity, and industry group representation. The S&P MidCap 400 covers approximately 7% of the U.S. equities market.

[2]

Standard & Poor’s SmallCap 600 Index (S&P MidCap 600) is an unmanaged group of 600 small-capitalization (between $300 million and $2.0 billion as of December 31, 2007) stocks chosen for market size, liquidity, and industry group representation. The S&P SmallCap 600 covers approximately 3%–4% of the U.S. equities market.

The line graphs and tables below provide additional perspective for the State Farm LifePath Income Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and 4.25% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for Class A and Class B shares at one year and Class A shares Life of Class performance; and 4.25% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2040 Fund on page 58 for a description of the indices.

[2]

On December 31, 2007, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.56% Lehman Brothers U.S. Aggregate Bond Index, 19.22% S&P 500 Index, 3.65% S&P MidCap 400 Index, 1.79% S&P SmallCap 600 Index, 10.74% MSCI ACWI ex-US Index, 2.59% Cohen & Steers Realty Majors Index, and 9.45% Lehman Brothers U.S. Treasury Inflation Notes Index. Unlike an investment in the LifePath Income Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Legacy Class A shares at initial investment, and a maximum sales charge of 2% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A shares and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2040 Fund on page 58 for a description of the indices.

[2]

On December 31, 2007, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.56% Lehman Brothers U.S. Aggregate Bond Index, 19.22% S&P 500 Index, 3.65% S&P MidCap 400 Index, 1.79% S&P SmallCap 600 Index, 10.74% MSCI ACWI ex-US Index, 2.59% Cohen & Steers Realty Majors Index, and 9.45% Lehman Brothers U.S. Treasury Inflation Notes Index. Unlike an investment in the LifePath Income Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

What factors helped and hindered performance of the LifePath Income Fund during the reporting period?

The main driver to performance for the LifePath Income Fund was its allocation to the CoreAlpha Bond Master Portfolio – which made up the majority of the bond allocation of the LifePath Income Fund in 2007. At the end of December 2007, this weighting stood at 52.53% which was up from 51.38% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio is benchmarked to the Lehman Brothers U.S. Aggregate Bond Index. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2007, the CoreAlpha Bond Master Portfolio held 69.32% in Aaa+ bonds versus 79.22% for the U.S. Aggregate Bond Index. The majority of the underweighted assets were invested in other investment grade rated bonds like A and Baa while a subset, 7.9%, was invested in below-investment grade bonds. During 2007, higher-quality, lower-yield bonds performed better relative to lower-quality, higher-yield bonds. As a result, the CoreAlpha Bond Master Portfolio underperformed the U.S. Aggregate Bond Index by -1.87% for the year (5.10% versus 6.97%, respectively). On the positive side, the LifePath Income Fund’s allocation to the iShares Lehman TIPS Bond Fund was the largest contributor to performance during 2007. As of December 31, 2007, the LifePath Income Fund held 9.37% of total net assets in the iShares Lehman TIPS Bond Fund which returned 11.44% for the year.

Overall, the LifePath Income Fund’s equity exposure hindered results with the largest equity allocation to the Active Stock Master Portfolio (19.42% of the LifePath Income Fund’s total net assets), which underperformed the S&P 500 Index by -4.91% (0.58% vs. 5.49%, respectively). In addition, the LifePath Income Fund’s performance was hindered by exposure to small-cap stocks through the iShares S&P SmallCap 600 Index Fund (1.76% of the LifePath Income Fund’s total net assets) which lost -0.45% for the reporting period. The LifePath Income Fund benefited from exposure to international stocks through the iShares MSCI EAFE Index Fund (7.84% of the LifePath Income Fund’s total net assets) which returned 10.97% for the reporting period. Positive contributions to the LifePath Income Fund’s performance also came from its exposure to mid-cap stocks through the iShares S&P MidCap 400 Index Fund (3.54% of the LifePath Income Fund’s net assets) which returned 7.80% for the reporting period.

Beginning October 2007, the international equities exposure in the LifePath Income Fund was expanded to include emerging markets and Canadian equities by investing in two new additional Underlying Funds: The iShares MSCI Emerging Markets Index Fund and the iShares MSCI Canada Index Fund. For the three-month period of October 1, 2007 through December 31, 2007, the iShares MSCI Emerging Markets Index Fund (1.95% of the LifePath Income Fund’s net assets) posted positive total returns of 2.76% while the iShares MSCI Canada Index Fund (0.64% of the LifePath Income Fund’s net assets) lost -0.18%.

With continued weakness in the housing market and rising defaults on sub-prime mortgages during 2007, the iShares Cohen & Steers Realty Majors Index Fund (2.52% of the LifePath Income Fund’s net assets) struggled and posted a loss of -18.32% for the reporting period.

The remainder of the LifePath Income Fund (0.44% of its total net assets) consisted of Short-Term and Other Net Assets as of December 31, 2007.

Financial highlights for this Fund can be found on pages 194-197.

State Farm LifePath 2010 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2007. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2010® Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, Legacy Class A shares of the State Farm LifePath 2010 Fund had a total return without sales charge of 3.71% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 5.49% and the Lehman Brothers U.S. Aggregate Bond Index 6.97%.

Because of the multi-asset structure of the LifePath 2010 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2010 Fund’s investments during the upcoming quarter. As of December 31, 2007, the total return of the LifePath 2010 Fund’s blended benchmark was 6.88% for the 1-year period and had the following composition:

Index	LifePath 2010 Fund’s Blended Benchmark Weighting
Lehman Brothers U.S. Aggregate Bond Index	46.65%
S&P 500 Index	23.29%
MSCI ACWI ex-US Index	12.54%
Lehman Brothers U.S. Treasury Inflation Notes Index	8.30%
S&P MidCap 400 Index	4.11%
Cohen & Steers Realty Majors Index	3.10%
S&P SmallCap 600 Index	2.01%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2010 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and 4.25% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for Class A and Class B shares at one year and Class A shares Life of Class performance; and 4.25% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2040 Fund on page 58 for a description of the indices.

[2]

On December 31, 2007, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 46.65% Lehman Brothers U.S. Aggregate Bond Index, 23.29% S&P 500 Index, 4.11% S&P MidCap 400 Index, 2.01% S&P SmallCap 600 Index, 12.54% MSCI ACWI ex-US Index, 3.10% Cohen & Steers Realty Majors Index, and 8.30% Lehman Brothers U.S. Treasury Inflation Notes Index. Unlike an investment in the LifePath 2010 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Legacy Class A shares at initial investment, and a maximum sales charge of 2% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A shares and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2040 Fund on page 58 for a description of the indices.

[2]

On December 31, 2007, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 46.65% Lehman Brothers U.S. Aggregate Bond Index, 23.29% S&P 500 Index, 4.11% S&P MidCap 400 Index, 2.01% S&P SmallCap 600 Index, 12.54% MSCI ACWI ex-US Index, 3.10% Cohen & Steers Realty Majors Index, and 8.30% Lehman Brothers U.S. Treasury Inflation Notes Index. Unlike an investment in the LifePath 2010 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2010 Fund during the reporting period?

The main driver to performance for the LifePath 2010 Fund was its allocation to the CoreAlpha Bond Master Portfolio – which made up the majority of the bond allocation of the LifePath 2010 Fund in 2007. At the end of December 2007, this weighting stood at 46.26% which was up from 44.11% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio is benchmarked to the Lehman Brothers U.S. Aggregate Bond Index. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2007, the CoreAlpha Bond Master Portfolio held 69.32% in Aaa+ bonds versus 79.22% for the U.S. Aggregate Bond Index. The majority of the underweighted assets were invested in other investment grade rated bonds like A and Baa while a subset, 7.9%, was invested in below-investment grade bonds. During 2007, higher-quality, lower-yield bonds performed better relative to lower-quality, higher-yield bonds. As a result, the CoreAlpha Bond Master Portfolio underperformed the U.S. Aggregate Bond Index by -1.87% for the year (5.10% versus 6.97%, respectively). On the positive side, the LifePath 2010 Fund’s allocation to the iShares Lehman TIPS Bond Fund was a contributor to performance during 2007. As of December 31, 2007, the LifePath 2010 Fund held 8.29% of total net assets in the iShares Lehman TIPS Bond Fund which returned 11.44% for the year.

Overall, the LifePath 2010 Fund’s equity exposure hindered results with the largest equity allocation to the Active Stock Master Portfolio (23.53% of the LifePath 2010 Fund’s total net assets), which underperformed the S&P 500 Index by -4.91% (0.58% vs. 5.49%, respectively). In addition, the LifePath 2010 Fund’s performance was hindered by exposure to small-cap stocks through the iShares S&P SmallCap 600 Index Fund (1.84% of the LifePath 2010 Fund’s total net assets) which lost -0.45% for the reporting period. The LifePath 2010 Fund benefited from exposure to international stocks through the iShares MSCI EAFE Index Fund (9.06% of the LifePath 2010 Fund’s total net assets) which returned 10.97% for the reporting period. Positive contributions to the LifePath 2010 Fund’s performance also came from its exposure to mid-cap stocks through the iShares S&P MidCap 400 Index Fund (3.98% of the LifePath 2010 Fund’s net assets) which returned 7.80% for the reporting period.

Beginning October 2007, the international equities exposure in the LifePath 2010 Fund was expanded to include emerging markets and Canadian equities by investing in two new additional Underlying Funds: The iShares MSCI Emerging Markets Index Fund and the iShares MSCI Canada Index Fund. For the three-month period of October 1, 2007 through December 31, 2007, the iShares MSCI Emerging Markets Index Fund (2.38% of the LifePath 2010 Fund’s net assets) posted positive total returns of 2.76% while the iShares MSCI Canada Index Fund (0.77% of the LifePath 2010 Fund’s net assets) lost -0.18%.

With continued weakness in the housing market and rising defaults on sub-prime mortgages during 2007, the iShares Cohen & Steers Realty Majors Index Fund (2.97% of the LifePath 2010 Fund’s net assets) struggled and posted a loss of -18.32% for the reporting period.

The remainder of the LifePath 2010 Fund (0.92% of its total net assets) consisted of Short-Term and Other Net Assets as of December 31, 2007.

Financial highlights for this Fund can be found on pages 198-201.

State Farm LifePath 2020 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2007. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2020® Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, Legacy Class A shares of the State Farm LifePath 2020 Fund had a total return without sales charge of 2.87% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 5.49% and the Lehman Brothers U.S. Aggregate Bond Index 6.97%.

Because of the multi-asset structure of the LifePath 2020 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2020 Fund’s investments during the upcoming quarter. As of December 31, 2007, the total return of the LifePath 2020 Fund’s blended benchmark was 6.38% for the 1-year period and had the following composition:

Index	LifePath 2020 Fund’s Blended Benchmark Weighting
S&P 500 Index	35.01%
Lehman Brothers U.S. Aggregate Bond Index	29.70%
MSCI ACWI ex-US Index	17.68%
S&P MidCap 400 Index	5.42%
Lehman Brothers U.S. Treasury Inflation Notes Index	4.99%
Cohen & Steers Realty Majors Index	4.55%
S&P SmallCap 600 Index	2.65%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2020 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and 4.25% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for Class A and Class B shares at one year and Class A shares Life of Class performance; and 4.25% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2040 Fund on page 58 for a description of the indices.

[2]

On December 31, 2007, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 29.70% Lehman Brothers U.S. Aggregate Bond Index, 35.01% S&P 500 Index, 5.42% S&P MidCap 400 Index, 2.65% S&P SmallCap 600 Index, 17.68% MSCI ACWI ex-US Index, 4.55% Cohen & Steers Realty Majors Index, and 4.99% Lehman Brothers U.S. Treasury Inflation Notes Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Legacy Class A shares at initial investment, and a maximum sales charge of 2% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A shares and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2040 Fund on page 58 for a description of the indices.

[2]

On December 31, 2007, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 29.70% Lehman Brothers U.S. Aggregate Bond Index, 35.01% S&P 500 Index, 5.42% S&P MidCap 400 Index, 2.65% S&P SmallCap 600 Index, 17.68% MSCI ACWI ex-US Index, 4.55% Cohen & Steers Realty Majors Index, and 4.99% Lehman Brothers U.S. Treasury Inflation Notes Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2020 Fund during the reporting period?

The main driver to performance for the LifePath 2020 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2020 Fund’s equity exposure. At the end of December 2007, this weighting stood at 35.41% which is down from 36.35% at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. While the Active Stock Master Portfolio maintained sector weightings similar to the Index, it invested in only 341 stocks with 8% of those securities being invested in companies that were not part of the Index. During 2007, however, the Active Stock Master Portfolio underperformed the S&P 500 Index benchmark by -4.91% (0.58% vs. 5.49%, respectively) with security selection within the Financials and Consumer Discretionary sectors detracting from performance.

In addition, the LifePath 2020 Fund’s performance was hindered by exposure to small-cap stocks through the iShares S&P SmallCap 600 Index Fund (2.50% of the LifePath 2020 Fund’s total net assets) which lost -0.45% for the reporting period. On the positive side, the LifePath 2020 Fund benefited from exposure to international stocks through the iShares MSCI EAFE Index Fund (12.85% of the LifePath 2020 Fund’s total net assets) which returned 10.97% for the reporting period. Positive contributions to the LifePath 2020 Fund’s performance also came from its exposure to mid-cap stocks through the iShares S&P MidCap 400 Index Fund (5.34% of the LifePath 2020 Fund’s net assets) which returned 7.80% for the reporting period.

Beginning October 2007, the international equities exposure in the LifePath 2020 Fund was expanded to include emerging markets and Canadian equities by investing in two new additional Underlying Funds: The iShares MSCI Emerging Markets Index Fund and the iShares MSCI Canada Index Fund. For the three-month period of October 1, 2007 through December 31, 2007, the iShares MSCI Emerging Markets Index Fund (3.27% of the LifePath 2020 Fund’s net assets) posted positive total returns of 2.76% while the iShares MSCI Canada Index Fund (1.09% of the LifePath 2020 Fund’s net assets) lost

-0.18%.

From a fixed-income perspective, LifePath 2020 Fund held 29.31% of total net assets in the CoreAlpha Bond Master Portfolio. As highlighted earlier, the CoreAlpha Bond Master Portfolio is benchmarked to the Lehman Brothers U.S. Aggregate Bond Index. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2007, the CoreAlpha Bond Master Portfolio held 69.32% in Aaa+ bonds versus 79.22% for the U.S. Aggregate Bond Index. The majority of the underweighted assets were invested in other investment grade rated bonds like A and Baa while a subset, 7.9%, was invested in below-investment grade bonds. During 2007, higher-quality, lower-yield bonds performed better relative to lower-quality, higher-yield bonds. As a result, the CoreAlpha Bond Master Portfolio underperformed the U.S. Aggregate Bond Index by -1.87% for the year (5.10% versus 6.97%, respectively). On the positive side, the LifePath 2020 Fund’s allocation to the iShares Lehman TIPS Bond Fund was a contributor to performance during 2007. As of December 31, 2007, the LifePath 2020 Fund held 5.14% of total net assets in the iShares Lehman TIPS Bond Fund which returned 11.44% for the year.

With continued weakness in the housing market and rising defaults on sub-prime mortgages during 2007, the iShares Cohen & Steers Realty Majors Index Fund (4.35% of the LifePath 2020 Fund’s net assets) struggled and posted a loss of -18.32% for the reporting period.

The remainder of the LifePath 2020 Fund (0.75% of its total net assets) consisted of Short-Term and Other Net Assets as of December 31, 2007.

Financial highlights for this Fund can be found on pages 202-205.

State Farm LifePath 2030 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2007. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2030® Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, Legacy Class A shares of the State Farm LifePath 2030 Fund had a total return without sales charge of 2.19% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 5.49% and the Lehman Brothers U.S. Aggregate Bond Index 6.97%.

Because of the multi-asset structure of the LifePath 2030 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2030 Fund’s investments during the upcoming quarter. As of December 31, 2007, the total return of the LifePath 2030 Fund’s blended benchmark was 5.98% for the 1-year period and had the following composition:

Index	LifePath 2030 Fund’s Blended Benchmark Weighting
S&P 500 Index	43.65%
MSCI ACWI ex-US Index	21.45%
Lehman Brothers U.S. Aggregate Bond Index	17.23%
S&P MidCap 400 Index	6.38%
Cohen & Steers Realty Majors Index	5.61%
S&P SmallCap 600 Index	3.12%
Lehman Brothers U.S. Treasury Inflation Notes Index	2.56%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2030 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and 4.25% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for Class A and Class B shares at one year and Class A shares Life of Class performance; and 4.25% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2040 Fund on page 58 for a description of the indices.

[2]

On December 31, 2007, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 17.23% Lehman Brothers U.S. Aggregate Bond Index, 43.65% S&P 500 Index, 6.38% S&P MidCap 400 Index, 3.12% S&P SmallCap 600 Index, 21.45% MSCI ACWI ex-US Index, 5.61% Cohen & Steers Realty Majors Index, and 2.56% Lehman Brothers Treasury Inflation Notes Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Legacy Class A shares at initial investment, and a maximum sales charge of 2% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A shares and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2040 Fund on page 58 for a description of the indices.

[2]

On December 31, 2007, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 17.23% Lehman Brothers U.S. Aggregate Bond Index, 43.65% S&P 500 Index, 6.38% S&P MidCap 400 Index, 3.12% S&P SmallCap 600 Index, 21.45% MSCI ACWI ex-US Index, 5.61% Cohen & Steers Realty Majors Index, and 2.56% Lehman Brothers Treasury Inflation Notes Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2030 Fund during the reporting period?

The main driver to performance for the LifePath 2030 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2030 Fund’s equity exposure. At the end of December 2007, this weighting stood at 44.21% which is down from 44.73% at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. While the Active Stock Master Portfolio maintained sector weightings similar to the Index, it invested in only 341 stocks with 8% of those securities being invested in companies that were not part of the Index. During 2007, however, the Active Stock Master Portfolio underperformed the S&P 500 Index benchmark by -4.91% (0.58% vs. 5.49%, respectively) with security selection within the Financials and Consumer Discretionary sectors detracting from performance.

In addition, the LifePath 2030 Fund’s performance was hindered by exposure to small-cap stocks through the iShares S&P SmallCap 600 Index Fund (2.93% of the LifePath 2030 Fund’s total net assets) which lost -0.45% for the reporting period. On the positive side, the LifePath 2030 Fund benefited from exposure to international stocks through the iShares MSCI EAFE Index Fund (15.68% of the LifePath 2030 Fund’s total net assets) which returned 10.97% for the reporting period. Positive contributions to the LifePath 2030 Fund’s performance also came from its exposure to mid-cap stocks through the iShares S&P MidCap 400 Index Fund (6.30% of the LifePath 2030 Fund’s net assets) which returned 7.80% for the reporting period.

Beginning October 2007, the international equities exposure in the LifePath 2030 Fund was expanded to include emerging markets and Canadian equities by investing in two new additional Underlying Funds: The iShares MSCI Emerging Markets Index Fund and the iShares MSCI Canada Index Fund. For the three-month period of October 1, 2007 through December 31, 2007, the iShares MSCI Emerging Markets Index Fund (4.01% of the LifePath 2030 Fund’s net assets) posted positive total returns of 2.76% while the iShares MSCI Canada Index Fund (1.32% of the LifePath 2030 Fund’s net assets) lost -0.18%.

From a fixed-income perspective, LifePath 2030 Fund held 16.76% of total net assets in the CoreAlpha Bond Master Portfolio. As highlighted earlier, the CoreAlpha Bond Master Portfolio is benchmarked to the Lehman Brothers U.S. Aggregate Bond Index. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2007, the CoreAlpha Bond Master Portfolio held 69.32% in Aaa+ bonds versus 79.22% for the U.S. Aggregate Bond Index. The majority of the underweighted assets were invested in other investment grade rated bonds like A and Baa while a subset, 7.9%, was invested in below-investment grade bonds. During 2007, higher-quality, lower-yield bonds performed better relative to lower-quality, higher-yield bonds. As a result, the CoreAlpha Bond Master Portfolio underperformed the U.S. Aggregate Bond Index by -1.87% for the year (5.10% versus 6.97%, respectively). On the positive side, the LifePath 2030 Fund’s allocation to the iShares Lehman TIPS Bond Fund was a contributor to performance during 2007. As of December 31, 2007, the LifePath 2030 Fund held 2.83% of total net assets in the iShares Lehman TIPS Bond Fund which returned 11.44% for the year.

With continued weakness in the housing market and rising defaults on sub-prime mortgages during 2007, the iShares Cohen & Steers Realty Majors Index Fund (5.32% of the LifePath 2030 Fund’s net assets) struggled and posted a loss of -18.32% for the reporting period.

The remainder of the LifePath 2030 Fund (0.64% of its total net assets) consisted of Short-Term and Other Net Assets as of December 31, 2007.

Financial highlights for this Fund can be found on pages 206-209.

State Farm LifePath 2040 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2007. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2040® Fund perform during the reporting period?

For the 1-year period ended December 31, 2007, Legacy Class A shares of the State Farm LifePath 2040 Fund had a total return without sales charge of 1.60% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 5.49% and the Lehman Brothers U.S. Aggregate Bond Index 6.97%.

Because of the multi-asset structure of the LifePath 2040 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2040 Fund’s investments during the upcoming quarter. As of December 31, 2007, the total return of the LifePath 2040 Fund’s blended benchmark was 5.62% for the 1-year period and had the following composition:

Index	LifePath 2040 Fund’s Blended Benchmark Weighting
S&P 500 Index	50.79%
MSCI ACWI ex-US Index	24.59%
Lehman Brothers U.S. Aggregate Bond Index	7.43%
S&P MidCap 400 Index	7.18%
Cohen & Steers Realty Majors Index	6.50%
S&P SmallCap 600 Index	3.51%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2040 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and 4.25% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for Class A and Class B shares at one year and Class A shares Life of Class performance; and 4.25% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

[2]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks.

The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

[3]

On December 31, 2007, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 7.43% Lehman Brothers U.S. Aggregate Bond Index, 50.79% S&P 500 Index, 7.18% S&P MidCap 400 Index, 3.51% S&P SmallCap 600 Index, 24.59% MSCI ACWI ex-US Index, 6.50% Cohen & Steers Realty Majors Index, and 0.00% Lehman Brothers Treasury Inflation Notes Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Legacy Class A shares at initial investment, and a maximum sales charge of 2% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A shares and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

[2]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks.

The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

[3]

On December 31, 2007, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 7.43% Lehman Brothers U.S. Aggregate Bond Index, 50.79% S&P 500 Index, 7.18% S&P MidCap 400 Index, 3.51% S&P SmallCap 600 Index, 24.59% MSCI ACWI ex-US Index, 6.50% Cohen & Steers Realty Majors Index, and 0.00% Lehman Brothers Treasury Inflation Notes Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2040 Fund during the reporting period?

The main driver to performance for the LifePath 2040 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2040 Fund’s equity exposure. At the end of December 2007 this weighting stood at 51.12% which is down from 51.66% at the beginning of 2007. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. While the Active Stock Master Portfolio maintained sector weightings similar to the Index, it invested in only 314 stocks with 8% of those securities being invested in companies that were not part of the Index. During 2007, however, the Active Stock Master Portfolio underperformed the S&P 500 Index benchmark by -4.91% (0.58% vs. 5.49%, respectively) with security selection within the Financial and Consumer Discretionary sectors detracting from performance.

In addition, the LifePath 2040 Fund’s performance was hindered by exposure to small-cap stocks through the iShares S&P SmallCap 600 Index Fund (3.34% of the LifePath 2040 Fund’s total net assets) which lost -0.45% for the reporting period. On the positive side, the LifePath 2040 Fund benefited from exposure to international stocks through the iShares MSCI EAFE Index Fund (18.08% of the LifePath 2040 Fund’s total net assets) which returned 10.97% for the reporting period. Positive contributions to the LifePath 2040 Fund’s performance also came from its exposure to mid-cap stocks through the iShares S&P MidCap 400 Index Fund (7.08% of the LifePath 2040 Fund’s net assets) which returned 7.80% for the reporting period.

Beginning October 2007, the international equities exposure in the LifePath 2040 Fund was expanded to include emerging markets and Canadian equities by investing in two new additional Underlying Funds: The iShares MSCI Emerging Markets Index Fund and the iShares MSCI Canada Index Fund. For the three-month period of October 1, 2007 through December 31, 2007, the iShares MSCI Emerging Markets Index Fund (4.59% of the LifePath 2040 Fund’s net assets) posted positive total returns of 2.76% while the iShares MSCI Canada Index Fund (1.50% of the LifePath 2040 Fund’s net assets) lost -0.18%.

From a fixed-income perspective, LifePath 2040 Fund held 7.30% of total net assets in the CoreAlpha Bond Master Portfolio. As highlighted earlier, the CoreAlpha Bond Master Portfolio is benchmarked to the Lehman Brothers U.S. Aggregate Bond Index. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2007, the CoreAlpha Bond Master Portfolio held 69.32% in Aaa+ bonds versus 79.22% for the U.S. Aggregate Bond Index. The majority of the underweighted assets were invested in other investment grade rated bonds like A and Baa while a subset, 7.9%, was invested in below-investment grade bonds. During 2007, higher-quality, lower-yield bonds performed better relative to lower-quality, higher-yield bonds. As a result, the CoreAlpha Bond Master Portfolio underperformed the U.S. Aggregate Bond Index by -1.87% for the year (5.10% versus 6.97%, respectively).

With continued weakness in the housing market and rising defaults on sub-prime mortgages during 2007, the iShares Cohen & Steers Realty Majors Index Fund (6.24% of the LifePath 2040 Fund’s net assets) struggled and posted a loss of -18.32% for the reporting period.

The remainder of the LifePath 2040 Fund (0.75% of its total net assets) consisted of Short-Term and Other Net Assets as of December 31, 2007.

Financial highlights for this Fund can be found on pages 210-213.

Expense Example (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; shareholder servicing fees; and other Fund expenses. The Example in the following table for each Fund below is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The Actual information in the table under each Fund name below provides information about actual account values and actual expenses for each Class of shares. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund Class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual information line under the heading entitled “Expenses Paid During Period” for the applicable Fund Class to estimate the expenses you paid on your account for that Fund Class during the period. If your account has multiple Fund positions, add up the results calculated for each Fund position by Class within your account to estimate the expenses you paid on your total account value. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The Hypothetical information in the table under each Fund name below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio by Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Class indicated. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) applicable to Class A, Class B, Legacy Class A, and Legacy Class B shares. Therefore, the Hypothetical information in the table under each Fund name is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

State Farm Equity Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$875.27	1.18%	$5.58
Class B Shares	$1,000.00	$870.67	1.88%	$8.86
Legacy Class A Shares	$1,000.00	$874.27	1.18%	$5.57
Legacy Class B Shares	$1,000.00	$872.52	1.58%	$7.46
Institutional Shares	$1,000.00	$874.60	0.93%	$4.39
Class R-1 Shares	$1,000.00	$872.78	1.50%	$7.08
Class R-2 Shares	$1,000.00	$873.54	1.30%	$6.14
Class R-3 Shares	$1,000.00	$874.99	1.00%	$4.73
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.26	1.18%	$6.01
Class B Shares	$1,000.00	$1,015.73	1.88%	$9.55
Legacy Class A Shares	$1,000.00	$1,019.26	1.18%	$6.01
Legacy Class B Shares	$1,000.00	$1,017.24	1.58%	$8.03
Institutional Shares	$1,000.00	$1,020.52	0.93%	$4.74
Class R-1 Shares	$1,000.00	$1,017.64	1.50%	$7.63
Class R-2 Shares	$1,000.00	$1,018.65	1.30%	$6.61
Class R-3 Shares	$1,000.00	$1,020.16	1.00%	$5.09

State Farm Small/Mid Cap Equity Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$979.06	1.40%	$6.98
Class B Shares[4]	$1,000.00	$975.70	2.10%	$10.46
Legacy Class A Shares	$1,000.00	$978.60	1.40%	$6.98
Legacy Class B Shares	$1,000.00	$977.27	1.80%	$8.97
Institutional Shares	$1,000.00	$979.80	1.15%	$5.74
Class R-1 Shares	$1,000.00	$977.10	1.72%	$8.57
Class R-2 Shares	$1,000.00	$977.13	1.52%	$7.57
Class R-3 Shares	$1,000.00	$979.82	1.22%	$6.09
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.15	1.40%	$7.12
Class B Shares[4]	$1,000.00	$1,014.62	2.10%	$10.66
Legacy Class A Shares	$1,000.00	$1,018.15	1.40%	$7.12
Legacy Class B Shares	$1,000.00	$1,016.13	1.80%	$9.15
Institutional Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class R-1 Shares	$1,000.00	$1,016.53	1.72%	$8.74
Class R-2 Shares	$1,000.00	$1,017.54	1.52%	$7.73
Class R-3 Shares	$1,000.00	$1,019.06	1.22%	$6.21

State Farm International Equity Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$1,006.95	1.50%	$7.59
Class B Shares[4]	$1,000.00	$1,003.36	2.20%	$11.11
Legacy Class A Shares	$1,000.00	$1,006.26	1.50%	$7.59
Legacy Class B Shares	$1,000.00	$1,005.37	1.90%	$9.60
Institutional Shares	$1,000.00	$1,007.43	1.25%	$6.32
Class R-1 Shares	$1,000.00	$1,005.08	1.82%	$9.20
Class R-2 Shares	$1,000.00	$1,006.06	1.62%	$8.19
Class R-3 Shares	$1,000.00	$1,008.09	1.32%	$6.68
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,017.64	1.50%	$7.63
Class B Shares[4]	$1,000.00	$1,014.12	2.20%	$11.17
Legacy Class A Shares	$1,000.00	$1,017.64	1.50%	$7.63
Legacy Class B Shares	$1,000.00	$1,015.63	1.90%	$9.65
Institutional Shares	$1,000.00	$1,018.90	1.25%	$6.36
Class R-1 Shares	$1,000.00	$1,016.03	1.82%	$9.25
Class R-2 Shares	$1,000.00	$1,017.04	1.62%	$8.24
Class R-3 Shares	$1,000.00	$1,018.55	1.32%	$6.72

State Farm S&P 500 Index Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007[2]	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$983.00	0.79%	$3.95
Class B Shares	$1,000.00	$979.89	1.48%	$7.39
Legacy Class A Shares	$1,000.00	$982.49	0.78%	$3.90
Legacy Class B Shares	$1,000.00	$981.09	1.18%	$5.89
Institutional Shares	$1,000.00	$984.26	0.53%	$2.65
Class R-1 Shares	$1,000.00	$981.96	1.11%	$5.55
Class R-2 Shares	$1,000.00	$981.85	0.91%	$4.55
Class R-3 Shares	$1,000.00	$983.58	0.60%	$3.00
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.22	0.79%	$4.02
Class B Shares	$1,000.00	$1,017.74	1.48%	$7.53
Legacy Class A Shares	$1,000.00	$1,021.27	0.78%	$3.97
Legacy Class B Shares	$1,000.00	$1,019.26	1.18%	$6.01
Institutional Shares	$1,000.00	$1,022.53	0.53%	$2.70
Class R-1 Shares	$1,000.00	$1,019.61	1.11%	$5.65
Class R-2 Shares	$1,000.00	$1,020.62	0.91%	$4.63
Class R-3 Shares	$1,000.00	$1,022.18	0.60%	$3.06

State Farm Small Cap Index Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$920.27	0.95%	$4.60
Class B Shares	$1,000.00	$916.27	1.65%	$7.97
Legacy Class A Shares	$1,000.00	$919.87	0.95%	$4.60
Legacy Class B Shares	$1,000.00	$918.24	1.35%	$6.53
Institutional Shares	$1,000.00	$921.33	0.70%	$3.39
Class R-1 Shares	$1,000.00	$917.90	1.27%	$6.14
Class R-2 Shares	$1,000.00	$919.30	1.07%	$5.18
Class R-3 Shares	$1,000.00	$920.16	0.77%	$3.73
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.42	0.95%	$4.84
Class B Shares	$1,000.00	$1,016.89	1.65%	$8.39
Legacy Class A Shares	$1,000.00	$1,020.42	0.95%	$4.84
Legacy Class B Shares	$1,000.00	$1,018.40	1.35%	$6.87
Institutional Shares	$1,000.00	$1,021.68	0.70%	$3.57
Class R-1 Shares	$1,000.00	$1,018.80	1.27%	$6.46
Class R-2 Shares	$1,000.00	$1,019.81	1.07%	$5.45
Class R-3 Shares	$1,000.00	$1,021.32	0.77%	$3.92

State Farm International Index Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$997.12	1.15%	$5.79
Class B Shares	$1,000.00	$992.95	1.85%	$9.29
Legacy Class A Shares	$1,000.00	$996.72	1.15%	$5.79
Legacy Class B Shares	$1,000.00	$994.77	1.55%	$7.79
Institutional Shares	$1,000.00	$997.96	0.90%	$4.53
Class R-1 Shares	$1,000.00	$995.19	1.47%	$7.39
Class R-2 Shares	$1,000.00	$996.33	1.27%	$6.39
Class R-3 Shares	$1,000.00	$997.97	0.97%	$4.88
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class B Shares	$1,000.00	$1,015.88	1.85%	$9.40
Legacy Class A Shares	$1,000.00	$1,019.41	1.15%	$5.85
Legacy Class B Shares	$1,000.00	$1,017.39	1.55%	$7.88
Institutional Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class R-1 Shares	$1,000.00	$1,017.80	1.47%	$7.48
Class R-2 Shares	$1,000.00	$1,018.80	1.27%	$6.46
Class R-3 Shares	$1,000.00	$1,020.32	0.97%	$4.94

State Farm Equity and Bond Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007[3]	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$944.51	0.99%	$4.85
Class B Shares[4]	$1,000.00	$940.87	1.69%	$8.27
Legacy Class A Shares	$1,000.00	$944.74	0.99%	$4.85
Legacy Class B Shares	$1,000.00	$942.70	1.39%	$6.81
Institutional Shares	$1,000.00	$945.66	0.74%	$3.63
Class R-1 Shares	$1,000.00	$942.12	1.31%	$6.41
Class R-2 Shares	$1,000.00	$943.64	1.11%	$5.44
Class R-3 Shares	$1,000.00	$944.95	0.81%	$3.97
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.21	0.99%	$5.04
Class B Shares[4]	$1,000.00	$1,016.69	1.69%	$8.59
Legacy Class A Shares	$1,000.00	$1,020.21	0.99%	$5.04
Legacy Class B Shares	$1,000.00	$1,018.20	1.39%	$7.07
Institutional Shares	$1,000.00	$1,021.48	0.74%	$3.77
Class R-1 Shares	$1,000.00	$1,018.60	1.31%	$6.67
Class R-2 Shares	$1,000.00	$1,019.61	1.11%	$5.65
Class R-3 Shares	$1,000.00	$1,021.12	0.81%	$4.13

State Farm Bond Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$1,055.63	0.70%	$3.63
Class B Shares	$1,000.00	$1,053.55	1.10%	$5.69
Legacy Class A Shares	$1,000.00	$1,055.61	0.70%	$3.63
Legacy Class B Shares	$1,000.00	$1,053.51	1.10%	$5.69
Institutional Shares	$1,000.00	$1,056.99	0.45%	$2.33
Class R-1 Shares	$1,000.00	$1,053.95	1.02%	$5.28
Class R-2 Shares	$1,000.00	$1,055.03	0.82%	$4.25
Class R-3 Shares	$1,000.00	$1,056.60	0.52%	$2.70
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.68	0.70%	$3.57
Class B Shares	$1,000.00	$1,019.66	1.10%	$5.60
Legacy Class A Shares	$1,000.00	$1,021.68	0.70%	$3.57
Legacy Class B Shares	$1,000.00	$1,019.66	1.10%	$5.60
Institutional Shares	$1,000.00	$1,022.94	0.45%	$2.29
Class R-1 Shares	$1,000.00	$1,020.06	1.02%	$5.19
Class R-2 Shares	$1,000.00	$1,021.07	0.82%	$4.18
Class R-3 Shares	$1,000.00	$1,022.58	0.52%	$2.65

State Farm Tax Advantaged Bond Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$1,039.02	0.70%	$3.60
Class B Shares	$1,000.00	$1,035.93	1.10%	$5.64
Legacy Class A Shares	$1,000.00	$1,038.03	0.70%	$3.60
Legacy Class B Shares	$1,000.00	$1,035.94	1.10%	$5.64
Institutional Shares	$1,000.00	$1,039.34	0.45%	$2.31
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.68	0.70%	$3.57
Class B Shares	$1,000.00	$1,019.66	1.10%	$5.60
Legacy Class A Shares	$1,000.00	$1,021.68	0.70%	$3.57
Legacy Class B Shares	$1,000.00	$1,019.66	1.10%	$5.60
Institutional Shares	$1,000.00	$1,022.94	0.45%	$2.29

State Farm Money Market Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$1,022.76	0.60%	$3.06
Class B Shares	$1,000.00	$1,020.68	1.00%	$5.09
Legacy Class A Shares	$1,000.00	$1,022.73	0.60%	$3.06
Legacy Class B Shares	$1,000.00	$1,020.67	1.00%	$5.09
Institutional Shares	$1,000.00	$1,023.48	0.45%	$2.30
Class R-1 Shares	$1,000.00	$1,021.08	0.92%	$4.69
Class R-2 Shares	$1,000.00	$1,022.09	0.72%	$3.67
Class R-3 Shares	$1,000.00	$1,023.14	0.52%	$2.65
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,022.18	0.60%	$3.06
Class B Shares	$1,000.00	$1,020.16	1.00%	$5.09
Legacy Class A Shares	$1,000.00	$1,022.18	0.60%	$3.06
Legacy Class B Shares	$1,000.00	$1,020.16	1.00%	$5.09
Institutional Shares	$1,000.00	$1,022.94	0.45%	$2.29
Class R-1 Shares	$1,000.00	$1,020.57	0.92%	$4.69
Class R-2 Shares	$1,000.00	$1,021.58	0.72%	$3.67
Class R-3 Shares	$1,000.00	$1,022.58	0.52%	$2.65

State Farm LifePath Income Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007[2]	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$1,014.76	1.23%	$6.25
Class B Shares	$1,000.00	$1,010.70	1.92%	$9.73
Legacy Class A Shares	$1,000.00	$1,014.47	1.22%	$6.19
Legacy Class B Shares	$1,000.00	$1,012.19	1.62%	$8.22
Institutional Shares	$1,000.00	$1,015.71	0.97%	$4.93
Class R-1 Shares	$1,000.00	$1,012.71	1.54%	$7.81
Class R-2 Shares	$1,000.00	$1,014.44	1.34%	$6.80
Class R-3 Shares	$1,000.00	$1,014.89	1.04%	$5.28
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.00	1.23%	$6.26
Class B Shares	$1,000.00	$1,015.53	1.92%	$9.75
Legacy Class A Shares	$1,000.00	$1,019.06	1.22%	$6.21
Legacy Class B Shares	$1,000.00	$1,017.04	1.62%	$8.24
Institutional Shares	$1,000.00	$1,020.32	0.97%	$4.94
Class R-1 Shares	$1,000.00	$1,017.44	1.54%	$7.83
Class R-2 Shares	$1,000.00	$1,018.45	1.34%	$6.82
Class R-3 Shares	$1,000.00	$1,019.96	1.04%	$5.30

State Farm LifePath 2010 Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007[2]	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$1,008.13	1.17%	$5.92
Class B Shares	$1,000.00	$1,005.34	1.87%	$9.45
Legacy Class A Shares	$1,000.00	$1,008.20	1.17%	$5.92
Legacy Class B Shares	$1,000.00	$1,005.75	1.57%	$7.94
Institutional Shares	$1,000.00	$1,010.06	0.92%	$4.66
Class R-1 Shares	$1,000.00	$1,005.57	1.49%	$7.53
Class R-2 Shares	$1,000.00	$1,007.47	1.29%	$6.53
Class R-3 Shares	$1,000.00	$1,009.15	0.99%	$5.01
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.31	1.17%	$5.96
Class B Shares	$1,000.00	$1,015.78	1.87%	$9.50
Legacy Class A Shares	$1,000.00	$1,019.31	1.17%	$5.96
Legacy Class B Shares	$1,000.00	$1,017.29	1.57%	$7.98
Institutional Shares	$1,000.00	$1,020.57	0.92%	$4.69
Class R-1 Shares	$1,000.00	$1,017.69	1.49%	$7.58
Class R-2 Shares	$1,000.00	$1,018.70	1.29%	$6.56
Class R-3 Shares	$1,000.00	$1,020.21	0.99%	$5.04

State Farm LifePath 2020 Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007[2]	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$991.12	1.15%	$5.77
Class B Shares	$1,000.00	$987.61	1.84%	$9.22
Legacy Class A Shares	$1,000.00	$990.84	1.14%	$5.72
Legacy Class B Shares	$1,000.00	$989.00	1.54%	$7.72
Institutional Shares	$1,000.00	$991.60	0.89%	$4.47
Class R-1 Shares	$1,000.00	$989.26	1.46%	$7.32
Class R-2 Shares	$1,000.00	$989.84	1.26%	$6.32
Class R-3 Shares	$1,000.00	$991.50	0.96%	$4.82
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class B Shares	$1,000.00	$1,015.93	1.84%	$9.35
Legacy Class A Shares	$1,000.00	$1,019.46	1.14%	$5.80
Legacy Class B Shares	$1,000.00	$1,017.44	1.54%	$7.83
Institutional Shares	$1,000.00	$1,020.72	0.89%	$4.53
Class R-1 Shares	$1,000.00	$1,017.85	1.46%	$7.43
Class R-2 Shares	$1,000.00	$1,018.85	1.26%	$6.41
Class R-3 Shares	$1,000.00	$1,020.37	0.96%	$4.89

State Farm LifePath 2030 Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007[2]	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$977.53	1.15%	$5.73
Class B Shares	$1,000.00	$973.32	1.84%	$9.15
Legacy Class A Shares	$1,000.00	$977.18	1.14%	$5.68
Legacy Class B Shares	$1,000.00	$975.74	1.54%	$7.67
Institutional Shares	$1,000.00	$978.72	0.89%	$4.44
Class R-1 Shares	$1,000.00	$975.59	1.46%	$7.27
Class R-2 Shares	$1,000.00	$976.52	1.26%	$6.28
Class R-3 Shares	$1,000.00	$978.04	0.96%	$4.79
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class B Shares	$1,000.00	$1,015.93	1.84%	$9.35
Legacy Class A Shares	$1,000.00	$1,019.46	1.14%	$5.80
Legacy Class B Shares	$1,000.00	$1,017.44	1.54%	$7.83
Institutional Shares	$1,000.00	$1,020.72	0.89%	$4.53
Class R-1 Shares	$1,000.00	$1,017.85	1.46%	$7.43
Class R-2 Shares	$1,000.00	$1,018.85	1.26%	$6.41
Class R-3 Shares	$1,000.00	$1,020.37	0.96%	$4.89

State Farm LifePath 2040 Fund
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007[2]	Expenses Paid During Period July 1, 2007 to December 31, 2007[1]
Actual
Class A Shares	$1,000.00	$965.69	1.16%	$5.75
Class B Shares	$1,000.00	$962.29	1.85%	$9.15
Legacy Class A Shares	$1,000.00	$965.79	1.15%	$5.70
Legacy Class B Shares	$1,000.00	$963.59	1.55%	$7.67
Institutional Shares	$1,000.00	$966.83	0.90%	$4.46
Class R-1 Shares	$1,000.00	$964.46	1.47%	$7.28
Class R-2 Shares	$1,000.00	$964.77	1.27%	$6.29
Class R-3 Shares	$1,000.00	$967.19	0.97%	$4.81
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.36	1.16%	$5.90
Class B Shares	$1,000.00	$1,015.88	1.85%	$9.40
Legacy Class A Shares	$1,000.00	$1,019.41	1.15%	$5.85
Legacy Class B Shares	$1,000.00	$1,017.39	1.55%	$7.88
Institutional Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class R-1 Shares	$1,000.00	$1,017.80	1.47%	$7.48
Class R-2 Shares	$1,000.00	$1,018.80	1.27%	$6.46
Class R-3 Shares	$1,000.00	$1,020.32	0.97%	$4.94

[1]

Expenses are equal to the applicable Fund's annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[2]	Ratio reflects the expenses of both the Fund and its corresponding Master Portfolio.

[3]

Ratio also reflects 60% of the State Farm Equity Fund Institutional Shares expenses plus 40% of the State Farm Bond Fund Institutional Shares expenses. The State Farm Equity and Bond Fund targets a 60%/40% investment ratio between the State Farm Equity Fund and the State Farm Bond Fund. The ratio may vary slightly from 60%/40% throughout the year. Refer to the State Farm Equity and Bond Fund’s Schedule of Investments for the ratio as of December 31, 2007.

[4]	Restated Expense Example Table for Class B Shares.
As of January 1, 2008, distribution and service (12b-1) fees for Class B Shares of the State Farm Small/Mid Cap Equity Fund, State Farm International Equity Fund, and State Farm Equity and Bond Fund had fallen from 0.95% of average daily net assets to 0.85% of average daily net assets. The following example reflects those reductions as if they had been in effect throughout the entire period July 1, 2007 to December 31, 2007:

Class B Shares
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Period July 1, 2007 to December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*
Actual
State Farm Small/Mid Cap Equity Fund	$1,000.00	$975.70	2.00%	$9.96
State Farm International Equity Fund	$1,000.00	$1,003.36	2.10%	$10.60
State Farm Equity and Bond Fund	$1,000.00	$940.87	1.51%**	$7.39
Hypothetical (5% return before expenses)
State Farm Small/Mid Cap Equity Fund	$1,000.00	$1,015.12	2.00%	$10.16
State Farm International Equity Fund	$1,000.00	$1,014.62	2.10%	$10.66
State Farm Equity and Bond Fund	$1,000.00	$1,017.59	1.51%**	$7.68

*	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**

Ratio also reflects 60% of the State Farm Equity Fund Institutional Shares expenses plus 40% of the State Farm Bond Fund Institutional Shares expenses. The State Farm Equity and Bond Fund targets a 60%/40% investment ratio between the State Farm Equity Fund and the State Farm Bond Fund. The ratio may vary slightly from 60%/40% throughout the year. Refer to the State Farm Equity and Bond Fund’s Schedule of Investments for the ratio as of December 31, 2007.

Board Approval of Amendment to Investment Advisory Agreement

At a meeting of the Board of Trustees (the “Board”) of State Farm Mutual Fund Trust (the “Trust”) held on December 14, 2007, all of the Trustees present, including those Trustees present who were not interested persons of the Trust, as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), considered whether to approve an amendment to the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and the Trust (the “Advisory Agreement”). The proposed amendment would permit SFIMC to provide advisory services to a new fund of the Trust named the “State Farm LifePath 2050 Fund.”

In considering whether to approve the amendment to the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel.

SFIMC provided the Board with information that SFIMC believed would be useful to the Board in evaluating whether to approve the amendment to the Advisory Agreement. In addition, the Board received and reviewed a memorandum from the legal counsel to the Trust and its Independent Trustees regarding their responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve the amendment to the Advisory Agreement.

As part of the Board’s consideration of whether to approve the amendment to the Advisory Agreement, the Independent Trustees met outside the presence of SFIMC management and were advised by their independent legal counsel.

Investment Performance

The Board considered the performance of the Trust’s existing LifePath Funds, but noted that because the LifePath 2050 had not commenced operations, there is no performance for this Fund to examine. Based upon the past performance of the Trust’s existing LifePath Funds, as reported to the Board at regular quarterly meetings and during the Board’s meetings to consider the annual continuance of the Advisory Agreement, the Board concluded that the proposed LifePath 2050 Fund should be able to achieve acceptable performance.

Fees and Expenses

The Board examined the projected costs and expenses of the proposed LifePath 2050 Fund, and considered the expense structure of the existing LifePath Funds as reported during the Board’s regularly scheduled meetings. The Board also considered that the proposed advisory fees for the LifePath 2050 Fund are consistent with what currently is charged to the existing LifePath Funds, and that SFIMC would be reimbursing expenses in the LifePath 2050 Fund until sufficient assets are able to cover expenses. As a result, the Board concluded that the proposed expenses and fees of the LifePath 2050 Fund were acceptable.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory services proposed to be provided by SFIMC. The Board considered the general reputation, financial resources and business activities of SFIMC, and the services it currently provides to the other Funds of the Trust, including the Trust’s existing LifePath Funds. After considering this information, the Board concluded that SFIMC has more than sufficient resources and expertise to provide acceptable services to the proposed LifePath 2050 Fund.

The Board next discussed whether SFIMC would derive any other direct or indirect benefits from serving as investment adviser to the LifePath 2050 Fund. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) will receive for serving as investment adviser to the LifePath 2050 Fund. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits would enable SFIMC to manage assets of the LifePath 2050 Fund in a manner that appears to be free of conflicts of interest.

The Board next discussed the extent to which economies of scale will be realized as the LifePath 2050 Fund grows and whether the Fund’s fee levels reflect economies of scale for the benefit of the Fund. The Board determined that because the LifePath 2050 Fund had not yet commenced operations, this factor was not determinative.

Based on the Trustees’ deliberations and their evaluation of the information provided by SFIMC, the Board, including all of the Independent Trustees present at the Board meeting, unanimously approved the amendment to the Advisory Agreement to add the LifePath 2050 Fund to the Trust’s roster of Funds under SFIMC’s management.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value
Common Stocks (96.99%)
Consumer Discretionary (7.28%)
Carnival Corp.	34,100	$1,517,109
CBS Corp. Class B	48,400	1,318,900
Fortune Brands Inc.	12,400	897,264
Gannett Co. Inc.	96,500	3,763,500
General Motors Corp.	54,900	1,366,461
Jarden Corp. (a)	177,900	4,200,219
Lowe’s Companies Inc.	182,600	4,130,412
McDonald’s Corp.	29,700	1,749,627
Time Warner Cable Inc. Class A (a)	42,700	1,178,520
Time Warner Inc.	70,300	1,160,653

		21,282,665

Consumer Staples (9.90%)
Altria Group Inc.	63,900	4,829,562
General Mills Inc.	35,900	2,046,300
Kraft Foods Inc. Class A	310,021	10,115,985
Loews Corp. Carolina Group	6,700	571,510
Sara Lee Corp.	296,400	4,760,184
The Coca-Cola Co.	42,300	2,595,951
Unilever NV New York Shares	110,400	4,025,184

		28,944,676

Energy (9.06%)
Chevron Corp.	7,400	690,642
ConocoPhillips	56,900	5,024,270
Exxon Mobil Corp.	27,700	2,595,213
Royal Dutch Shell PLC ADR Class A	36,400	3,064,880
Royal Dutch Shell PLC ADR Class B	55,300	4,589,900
Spectra Energy Corp.	88,400	2,282,488
Transocean Inc. (a)	28,333	4,055,869
Weatherford International Ltd. (a)	61,000	4,184,600

		26,487,862

Financials (33.25%)
Ambac Financial Group Inc.	78,500	2,022,945
American Capital Strategies Ltd.	140,500	4,630,880
American International Group Inc.	130,200	7,590,660
AmeriCredit Corp. (a)	93,800	1,199,702
Berkshire Hathaway Inc. Class A (a)	24	3,398,400
Capital One Financial Corp.	63,900	3,019,914
Douglas Emmett Inc.	76,200	1,722,882
East West Bancorp Inc.	31,100	753,553
Fifth Third Bancorp	84,000	2,110,920
General Growth Properties Inc.	47,000	1,935,460
Goldman Sachs Group Inc.	13,300	2,860,165
Hartford Financial Services Group Inc.	8,600	749,834
Host Hotels & Resorts Inc.	51,100	870,744
Hudson City Bancorp Inc.	355,300	5,336,606
IndyMac Bancorp Inc.	230,600	1,372,070
JPMorgan Chase & Co.	248,500	10,847,025
Lehman Brothers Holdings Inc.	23,400	1,531,296
Marsh & McLennan Companies Inc.	182,700	4,836,069

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
MBIA Inc.	118,700	$2,211,381
Merrill Lynch & Co. Inc.	23,000	1,234,640
Progressive Corp.	320,500	6,140,780
SLM Corp.	74,000	1,490,360
Suntrust Banks Inc.	99,800	6,236,502
Wachovia Corp.	203,526	7,740,094
Washington Mutual Inc.	280,400	3,816,244
Wells Fargo & Co.	235,600	7,112,764
XL Capital Ltd. Class A	89,000	4,477,590

		97,249,480

Health Care (9.16%)
AstraZeneca PLC ADR	69,600	2,980,272
Merck & Co. Inc.	51,300	2,981,043
Millennium Pharmaceuticals Inc. (a)	123,500	1,850,030
Pfizer Inc.	310,780	7,064,029
Sanofi-Aventis ADR	213,700	9,729,761
WellPoint Inc. (a)	24,800	2,175,704

		26,780,839

Industrials (10.15%)
3M Co.	11,700	986,544
Caterpillar Inc.	48,200	3,497,392
Emerson Electric Co.	45,100	2,555,366
FedEx Corp.	14,200	1,266,214
General Electric Co.	283,600	10,513,052
Illinois Tool Works Inc.	89,700	4,802,538
Parker Hannifin Corp.	10,800	813,348
Siemens AG ADR	10,600	1,668,016
Southwest Airlines Co.	47,300	577,060
Tyco International Ltd.	26,275	1,041,804
Union Pacific Corp.	15,600	1,959,672

		29,681,006

Materials & Processes (2.29%)
Nucor Corp.	97,400	5,768,028
The Dow Chemical Co.	23,400	922,428

		6,690,456

Technology (6.18%)
Advanced Micro Devices Inc. (a)	157,200	1,179,000
Affiliated Computer Services Inc. Class A (a)	42,700	1,925,770
Fairchild Semiconductor International Inc. (a)	79,500	1,147,185
Hewlett-Packard Co.	55,800	2,816,784
Jabil Circuit Inc.	352,200	5,378,094
Micron Technology Inc. (a)	370,800	2,688,300
Seagate Technology	115,800	2,952,900

		18,088,033

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares or principal amount	Value
Common Stocks (Cont.)
Telecommunication Services (4.73%)
AT&T Inc.	273,700	$11,374,972
Verizon Communications Inc.	56,300	2,459,747

		13,834,719

Utilities (4.99%)
CMS Energy Corp.	194,700	3,383,886
Edison International	79,600	4,248,252
NiSource Inc.	51,800	978,502
Pinnacle West Capital Corp.	141,100	5,984,051

		14,594,691

Total Common Stocks
(cost $288,981,703)		283,634,427

Preferred Stocks (0.73%)
Financials (0.73%)
Washington Mutual Inc. (a)	2,400	2,124,000

Total Preferred Stocks
(cost $2,355,540)		2,124,000

Corporate Bonds (1.19%)
Automotive (1.19%)
Ford Motor Co. Convertible Corporate Bond 4.250%, 12/15/2036	$3,503,000	3,481,106

Total Corporate Bonds
(cost $3,547,436)		3,481,106

Short-term Investments (0.94%)
JPMorgan Prime Money Market Fund	2,762,463	2,762,463

Total Short-term Investments
(cost $2,762,463)		2,762,463

TOTAL INVESTMENTS (99.85%)
(cost $297,647,142)		292,001,996
OTHER ASSETS, NET OF LIABILITIES (0.15%)		439,178

NET ASSETS (100.00%)		$292,441,174

(a)	Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value
Common Stocks (99.12%)
Consumer Discretionary (12.98%)
Abercrombie & Fitch Co. Class A	7,925	$633,762
Bare Escentuals Inc. (a)	11,075	268,569
Big Lots Inc. (a)	70,900	1,133,691
Blyth Inc.	37,900	831,526
Books-A-Million Inc.	37,700	449,384
Callaway Golf Co.	55,400	965,622
Coach Inc. (a)	5,650	172,777
Cooper Tire & Rubber Co.	83,000	1,376,140
CPI Corp.	27,600	649,980
Focus Media Holding Ltd. ADR (a)	18,650	1,059,506
FTD Group Inc.	66,100	851,368
FTI Consulting Inc. (a)	9,475	584,039
G-III Apparel Group Ltd. (a)	30,000	443,100
GameStop Corp. Class A (a)	13,700	850,907
Gildan Activewear Inc. (a)	12,100	498,036
Goodyear Tire & Rubber Co. (a)	47,000	1,326,340
Hasbro Inc.	26,300	672,754
J.C. Penney Co Inc.	12,375	544,376
Jack in the Box Inc. (a)	14,000	360,780
Kohl’s Corp. (a)	14,300	654,940
Lear Corp. (a)	30,300	838,098
Omnicom Group Inc.	11,675	554,913
Perry Ellis International Inc. (a)	27,200	418,336
Phillips-Van Heusen Corp.	15,300	563,958
Saks Inc. (a)	46,950	974,682
Sotheby’s	32,350	1,232,535
Systemax Inc.	42,600	865,632
Urban Outfitters Inc. (a)	28,475	776,229
Vail Resorts Inc. (a)	5,500	295,955
Warnaco Group Inc. (a)	53,900	1,875,720

		22,723,655

Consumer Staples (4.95%)
Avon Products Inc.	19,250	760,952
Cal-Maine Foods Inc.	45,200	1,199,156
Church & Dwight Co. Inc.	16,000	865,120
ConAgra Foods Inc.	55,200	1,313,208
Corn Products International Inc.	21,700	797,475
Energizer Holdings Inc. (a)	4,950	555,044
Fomento Economico Mexicano S.A.B.de C.V. ADR	17,275	659,387
Imperial Sugar Co.	38,800	728,276
Ingles Markets Inc.	19,900	505,261
NBTY Inc. (a)	25,000	685,000
Spartan Stores Inc.	26,000	594,100

		8,662,979

Energy (7.97%)
Compagnie Generale de Geophysique Veritas ADR (a)	28,250	1,583,412
GulfMark Offshore Inc. (a)	17,300	809,467
Halliburton Co.	19,925	755,357

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Hornbeck Offshore Services Inc. (a)	38,700	$1,739,565
National-Oilwell Varco Inc. (a)	16,475	1,210,254
Noble Corp.	42,650	2,410,151
Parker Drilling Co. (a)	86,500	653,075
Petrohawk Energy Corp. (a)	56,800	983,208
Pioneer Natural Resources Co.	13,725	670,329
Range Resources Corp.	10,800	554,688
Stone Energy Corp. (a)	21,500	1,008,565
Tidewater Inc.	14,300	784,498
Weatherford International Ltd. (a)	8,975	615,685
Whiting Petroleum Corp. (a)	3,000	172,980

		13,951,234

Financial Services (11.71%)
American Physicians Capital Inc.	24,600	1,019,916
Ameriprise Financial Inc.	14,150	779,806
Amerisafe Inc. (a)	82,300	1,276,473
Annaly Capital Management Inc.	54,300	987,174
Arch Capital Group Ltd. (a)	3,850	270,848
Assurant Inc.	16,525	1,105,522
Blackrock Inc.	2,900	628,720
CB Richard Ellis Group Inc. Class A (a)	16,675	359,346
Charles Schwab Corp.	18,400	470,120
Chubb Corp.	13,950	761,391
CNA Surety Corp. (a)	39,600	783,684
Digital Realty Trust Inc.	14,575	559,243
Hallmark Financial Services Inc. (a)	65,500	1,038,830
IntercontinentalExchange Inc. (a)	3,050	587,125
Invesco Ltd.	16,300	511,494
Jones Lang LaSalle Inc.	16,075	1,143,897
Lazard Ltd. Class A	25,300	1,029,204
Mercer Insurance Group Inc.	39,200	704,032
Navigators Group Inc. (a)	22,600	1,469,000
Northern Trust Corp.	13,000	995,540
Odyssey Re Holdings Corp.	22,400	822,304
Raymond James Financial Inc.	14,675	479,286
RLI Corp.	14,600	829,134
Sunstone Hotel Investors Inc.	20,000	365,800
T Rowe Price Group Inc.	11,650	709,252
Tower Group Inc.	24,000	801,600

		20,488,741

Health Care (11.05%)
Albany Molecular Research Inc. (a)	35,350	508,333
AMERIGROUP Corp. (a)	27,200	991,440
Barr Pharmaceuticals Inc. (a)	12,525	665,078
Celgene Corp. (a)	10,500	485,205
Chindex International Inc. (a)	41,700	1,439,901
Emergency Medical Services Corp. Class A (a)	26,500	775,920
Endo Pharmaceuticals Holdings Inc. (a)	39,050	1,041,463
Express Scripts Inc. (a)	12,450	908,850

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Genzyme Corp. (a)	6,525	$485,721
Hologic Inc. (a)	18,434	1,265,310
Immucor Inc. (a)	32,500	1,104,675
Intuitive Surgical Inc. (a)	2,275	738,237
Inverness Medical Innovations Inc. (a)	9,975	560,396
Invitrogen Corp. (a)	18,800	1,756,108
Kindred Healthcare Inc. (a)	33,900	846,822
Onyx Pharmaceuticals Inc. (a)	21,300	1,184,706
Pediatrix Medical Group Inc. (a)	8,500	579,275
Perrigo Co.	40,800	1,428,408
Psychiatric Solutions Inc. (a)	10,250	333,125
QIAGEN NV (a)	44,775	942,514
Respironics Inc. (a)	9,150	599,142
Shire PLC ADR	4,900	337,855
VCA Antech Inc. (a)	8,075	357,157

		19,335,641

Industrials (20.35%)
Ampco-Pittsburgh Corp.	22,800	869,364
BE Aerospace Inc. (a)	15,275	808,048
CDI Corp.	26,400	640,464
Ceradyne Inc. (a)	23,200	1,088,776
Cooper Industries Ltd. Class A	17,975	950,518
Cubic Corp.	8,500	333,200
Deere & Co.	5,500	512,160
Deluxe Corp.	32,100	1,055,769
DryShips Inc.	5,975	462,465
DynCorp International Inc. Class A (a)	36,300	975,744
EMCOR Group Inc. (a)	16,800	396,984
Foster Wheeler Ltd. (a)	24,125	3,739,857
General Cable Corp. (a)	23,425	1,716,584
Hardinge Inc.	23,500	394,330
Layne Christensen Co. (a)	21,200	1,043,252
M & F Worldwide Corp. (a)	33,700	1,814,745
Manitowoc Co. Inc.	21,550	1,052,286
McDermott International Inc. (a)	106,425	6,282,268
MFRI Inc. (a)	31,600	337,172
Michael Baker Corp. (a)	21,900	900,090
MSC Industrial Direct Co. Inc.	19,075	771,965
Nordson Corp.	13,700	794,052
Perini Corp. (a)	24,300	1,006,506
Precision Castparts Corp.	14,200	1,969,540
Robbins & Myers Inc.	28,600	2,163,018
Superior Essex Inc. (a)	23,700	568,800
TeleTech Holdings Inc. (a)	24,125	513,139
Terex Corp. (a)	13,200	865,524
Textron Inc.	8,650	616,745
Thomas & Betts Corp. (a)	19,950	978,348

		35,621,713

Materials & Processes (12.05%)
Agnico-Eagle Mines Ltd.	12,450	680,143

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
Airgas Inc.	10,650	$554,972
AK Steel Holding Corp. (a)	22,300	1,031,152
Cleveland-Cliffs Inc.	24,575	2,477,160
Greif Inc.	16,000	1,045,920
Headwaters Inc. (a)	110,800	1,300,792
Hercules Inc.	42,300	818,505
ICO Inc. (a)	128,300	1,647,372
Koppers Holdings Inc.	20,300	877,772
LSB Industries Inc. (a)	41,100	1,159,842
Mosaic Co. (a)	19,800	1,867,932
Packaging Corp. of America	62,050	1,749,810
Reliance Steel & Aluminum Co.	20,900	1,132,780
Rock-Tenn Co. Class A	31,500	800,415
Steel Dynamics Inc.	24,300	1,447,551
Terra Industries Inc. (a)	45,000	2,149,200
Weyerhaeuser Co.	3,350	247,029
Zep Inc. (a)	7,500	104,025

		21,092,372

Technology (11.56%)
Activision Inc. (a)	40,350	1,198,395
Adobe Systems Inc. (a)	13,050	557,627
Anixter International Inc. (a)	30,150	1,877,440
ASML Holding NV NY Reg Shares (a)	14,513	454,112
Autodesk Inc. (a)	19,125	951,660
Avnet Inc. (a)	23,000	804,310
Ciena Corp. (a)	13,025	444,283
Citrix Systems Inc. (a)	20,150	765,902
Cognizant Technology Solutions Corp. (a)	22,300	756,862
CommScope Inc. (a)	10,000	492,100
Compuware Corp. (a)	28,900	256,632
F5 Networks Inc. (a)	16,425	468,441
Fiserv Inc. (a)	9,600	532,704
Harris Corp.	16,150	1,012,282
Hutchinson Technology Inc. (a)	32,100	844,872
Intersil Corp.	35,600	871,488
MAXIMUS Inc.	18,900	729,729
MICROS Systems Inc. (a)	6,850	480,596
National Semiconductor Corp.	17,125	387,710
Nuance Communications Inc. (a)	48,325	902,711
NVIDIA Corp. (a)	25,575	870,061
ON Semiconductor Corp. (a)	44,775	397,602
Paychex Inc.	23,525	852,075
PC Connection Inc. (a)	81,800	928,430
Riverbed Technology Inc. (a)	21,775	582,264
Trimble Navigation Ltd. (a)	19,050	576,072
Trio-Tech International	43,600	398,940
Ultra Clean Holdings Inc. (a)	38,967	475,397
Verigy Ltd. (a)	13,600	369,512

		20,240,209

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (0.66%)
NII Holdings Inc. (a)	13,250	$640,240
Time Warner Telecom Inc. (a)	25,600	519,424

		1,159,664

Utilities (5.84%)
Allegheny Energy Inc.	21,975	1,397,830
Central Vermont Public Service Corp.	21,100	650,724
Constellation Energy Group	7,450	763,848
Entergy Corp.	9,250	1,105,560
ITC Holdings Corp.	14,550	820,911
MGE Energy Inc.	26,600	943,502
Mirant Corp. (a)	32,500	1,266,850
Nicor Inc.	15,900	673,365
NRG Energy Inc. (a)	12,625	547,168
Portland General Electric Co.	46,300	1,286,214
Wisconsin Energy Corp.	15,525	756,222

		10,212,194

Total Common Stocks
(cost $157,135,632)		173,488,402

Short-term Investments (1.69%)
JPMorgan Prime Money Market Fund	2,955,498	2,955,498

Total Short-term Investments
(cost $2,955,498)		2,955,498

TOTAL INVESTMENTS (100.81%)
(cost $160,091,130)		176,443,900
LIABILITIES, NET OF OTHER ASSETS (-0.81%)		(1,417,725)

NET ASSETS (100.00%)		$175,026,175

(a)	Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value
Common Stocks (99.04%) (a)
Australia (3.03%)
Amcor Ltd.	56,900	$342,561
Brambles Ltd.	67,666	677,773
Foster’s Group Ltd.	63,500	362,360
Macquarie Group Ltd.	6,546	436,903
Newcrest Mining Ltd.	5,550	159,643
QBE Insurance Group Ltd.	10,000	289,618
Telstra Corp. Ltd.	81,004	331,152
Toll Holdings Ltd.	16,322	162,562
Westpac Banking Corp.	11,000	266,832
Woodside Petroleum Ltd.	6,600	288,582
Woolworths Ltd.	27,052	800,292

		4,118,278

Austria (0.63%)
Raiffeisen International Bank Holding AG	2,925	438,820
Telekom Austria AG	8,900	245,336
Wienerberger AG	3,000	164,994

		849,150

Belgium (0.67%)
Fortis (Amsterdam)	21,066	552,077
Fortis (Brussels)	6,400	167,240
Fortis Strip VVPR (b)	7,466	109
UCB SA	4,358	197,489

		916,915

Canada (9.24%)
Barrick Gold Corp.	82,700	3,477,535
CAMECO Corp.	34,200	1,362,011
Canadian National Railway Co.	4,800	225,362
Canadian Natural Resources Ltd.	14,100	1,029,970
EnCana Corp.	8,800	597,826
Fairfax Financial Holdings Ltd.	900	259,964
Inmet Mining Corp.	2,500	202,672
Methanex Corp.	7,700	213,579
Potash Corp. of Saskatchewan Inc.	25,400	3,668,122
Research In Motion Ltd. (b)	2,200	249,227
Shoppers Drug Mart Corp.	5,200	278,736
Sun Life Financial Inc.	5,600	313,986
Suncor Energy Inc.	6,200	673,351

		12,552,341

China (0.53%)
Alibaba.com Ltd. (b) (c)	27,000	95,740
China Mobile Ltd. Sponsored ADR	3,400	295,358
Industrial and Commercial Bank of China Ltd. Class H	457,000	324,411

		715,509

	Shares	Value
Common Stocks (Cont.)
Denmark (0.28%)
Novo Nordisk A/S	5,800	$378,165

Finland (0.65%)
Nokia Corp. ADR	7,100	272,569
Rautaruukki OYJ	5,000	213,318
UPM-Kymmene OYJ	19,829	400,504

		886,391

France (11.81%)
Accor SA	3,500	279,285
Air Liquide SA	3,310	491,550
AXA	16,700	664,604
BNP Paribas	9,990	1,081,950
Bouygues	29,185	2,420,674
Cap Gemini SA	3,500	219,509
Carrefour SA	3,600	279,690
Dassault Systemes SA	9,100	537,633
Electricite De France	2,600	309,130
Groupe DANONE	12,500	1,118,265
L’Oreal SA	11,200	1,600,903
Lafarge SA	4,200	761,285
PagesJaunes SA	6,179	123,458
Pernod Ricard SA	600	138,218
Peugeot SA	6,200	468,953
Renault SA	1,900	268,974
Rhodia SA Reg. (b)	6,800	262,020
Safran SA	2,600	53,214
Sanofi-Aventis	18,900	1,726,975
Schneider Electric SA	4,878	659,497
Societe Generale	2,345	338,540
Total SA	10,000	826,502
Veolia Environnement	12,150	1,104,720
Vivendi	6,900	316,226

		16,051,775

Germany (5.38%)
Allianz SE Reg.	6,900	1,483,837
Bayer AG	6,200	565,965
Commerzbank AG	5,088	193,231
Continental AG	5,500	718,375
Daimler AG	17,500	1,693,024
Deutsche Bank AG Reg. (Xetra)	4,200	547,421
Hypo Real Estate Holding AG	7,039	371,150
Infineon Technologies AG (b)	25,500	300,051
SAP AG	3,800	195,244
Siemens AG	7,850	1,245,905

		7,314,203

Hong Kong (2.31%)
Bank of East Asia Ltd.	91,200	617,932
Hang Lung Properties Ltd. (c)	21,000	93,825
Hang Lung Properties Ltd.	1,000	4,468

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Hong Kong & China Gas Co. Ltd.	106,700	$325,009
Sino Land Co. Ltd.	98,000	343,163
Sun Hung Kai Properties Ltd. (c)	14,000	294,038
Sun Hung Kai Properties Ltd.	37,000	777,102
Swire Pacific Ltd. Class A	50,000	685,130

		3,140,667

Ireland (1.11%)
Allied Irish Banks PLC	25,800	590,575
CRH PLC	18,700	645,892
CRH PLC (special placement)	2,325	80,305
Irish Life & Permanent PLC	11,200	191,262

		1,508,034

Italy (0.45%)
ENI SpA	6,800	247,725
Intesa Sanpaolo	46,551	365,672

		613,397

Japan (25.15%)
Advantest Corp. (b)	5,300	150,123
Aeon Co. Ltd.	89,500	1,307,825
Canon Inc.	10,300	472,220
Citizen Holdings Co. Ltd.	36,000	350,219
Credit Saison Co. Ltd.	2,300	62,764
Daiwa House Industry Co. Ltd.	16,000	204,776
East Japan Railway Co.	33	271,917
Elpida Memory Inc. (b)	12,700	434,971
Fanuc Ltd.	11,500	1,116,853
FUJIFILM Holdings Corp.	10,900	457,023
Hankyu Hanshin Holdings Inc.	53,000	229,171
Hirose Electric Co. Ltd.	2,800	321,890
Hitachi Ltd.	40,000	297,694
Hoya Corp.	26,400	836,735
Idemitsu Kosan Co. Ltd.	2,300	242,671
INPEX Holdings Inc.	60	652,293
Japan Tobacco Inc.	40	236,923
JGC Corp.	15,000	257,643
JS Group Corp.	8,700	139,051
Kansai Electric Power Co. Inc.	11,400	266,004
Keyence Corp.	2,960	728,157
Mitsubishi Corp.	25,100	680,511
Mitsubishi Estate Co. Ltd.	5,000	119,333
Mitsubishi UFJ Financial Group Inc.	59,000	557,339
Mitsui & Co. Ltd.	9,000	188,272
Mitsui OSK Lines Ltd.	13,000	164,637
Mizuho Financial Group Inc.	196	935,268
Murata Manufacturing Co. Ltd.	9,600	552,240
Nintendo Co. Ltd.	2,600	1,529,265
Nippon Electric Glass Co. Ltd.	24,000	391,092
Nippon Telegraph & Telephone Corp.	48	239,022
Nissan Motor Co. Ltd.	62,700	685,535

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nomura Holdings Inc.	30,000	$503,525
NTT DoCoMo Inc.	353	582,164
Oracle Corp.	4,400	193,526
Orix Corp.	5,590	941,810
Rohm Co. Ltd.	3,300	286,797
Shimamura Co. Ltd.	2,000	169,406
Shin-Etsu Chemical Co. Ltd.	3,100	193,130
SMC Corp.	6,200	738,864
Softbank Corp.	155,200	3,188,681
Sony Corp.	18,800	1,026,069
Sony Financial Holdings Inc. (b)	37	141,670
Sony Financial Holdings Inc. (b) (c)	23	88,065
Sumitomo Chemical Co. Ltd.	133,800	1,186,955
Sumitomo Corp.	50,000	700,792
Sumitomo Metal Industries Ltd.	59,000	270,276
Sumitomo Mitsui Financial Group Inc.	300	2,223,965
Suzuki Motor Corp.	37,500	1,126,223
Takeda Pharmaceutical Co. Ltd.	7,500	438,923
Tokuyama Corp.	13,000	129,935
Tokyo Electron Ltd.	5,700	347,004
Tokyo Gas Co. Ltd.	45,000	210,577
Tokyu Corp.	58,000	379,326
Toshiba Corp.	122,000	901,930
Trend Micro Inc.	14,500	516,647
Unicharm Corp.	4,700	297,128
Yahoo! Japan Corp.	1,957	874,247
Yamada Denki Co. Ltd.	7,050	796,667
Yamato Holdings Co. Ltd.	45,000	647,975

		34,181,714

Luxembourg (0.33%)
SES FDR Class A (Paris)	3,900	102,291
SES FDR Class A (Luxembourg)	13,000	342,540

		444,831

Mexico (0.96%)
America Movil SAB de C.V. ADR Series L	18,200	1,117,298
Cemex SAB de C.V. Sponsored ADR (b)	7,400	191,290

		1,308,588

Netherlands (3.26%)
Aegon NV	27,796	489,386
Akzo Nobel NV	7,000	562,493
Heineken NV	4,362	281,199
ING Groep NV	31,626	1,230,085
Koninklijke Ahold NV (b)	16,800	232,239
Koninklijke KPN NV	37,500	681,959
Unilever NV CVA	26,000	953,527

		4,430,888

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Norway (1.14%)
DNB NOR ASA	17,200	$261,425
Telenor ASA (b)	38,300	908,050
Yara International ASA	8,400	385,963

		1,555,438

Russia (0.72%)
Gazprom Sponsored ADR	17,500	980,000

Singapore (0.56%)
Capitaland Ltd.	58,000	249,548
Singapore Telecommunications Ltd. (c)	116,600	320,809
United Overseas Bank Ltd.	14,000	191,742

		762,099

South Korea (0.82%)
Samsung Electronics Co. Ltd. GDR	2,030	602,895
SK Telecom Co. Ltd. ADR	17,300	516,232

		1,119,127

Spain (2.97%)
Banco Bilbao Vizcaya Argentaria SA	73,500	1,786,051
Banco Santander SA	34,200	737,312
Inditex SA	5,800	350,322
Repsol YPF SA	16,400	583,979
Telefonica SA	17,857	577,808

		4,035,472

Sweden (0.79%)
ASSA ABLOY AB Class B	11,800	236,552
Atlas Copco AB Class A	13,800	205,042
TeliaSonera AB	67,000	625,735

		1,067,329

Switzerland (9.14%)
Compagnie Financiere Richemont AG Class A	30,977	2,114,127
Credit Suisse Group	6,111	367,464
Holcim Ltd. (c)	1,181	125,761
Holcim Ltd.	9,279	988,096
Nestle SA	4,792	2,198,100
Nobel Biocare Holding AG (b)	1,392	370,323
Novartis AG	35,029	1,913,606
Roche Holding AG	10,233	1,767,055
Swiss Reinsurance	20,983	1,482,851
Swisscom AG	1,640	639,503
Synthes Inc.	1,748	217,104
UBS AG Reg. (New York)	1,100	50,600
UBS AG Reg. (Virt-X)	4,226	194,644

		12,429,234

	Shares	Value
Common Stocks (Cont.)
Taiwan (0.71%)
High Tech Computer Corp. Reg. S GDR	3,950	$276,500
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	69,100	688,236

		964,736

Turkey (0.22%)
Turkcell Iletisim Hizmetleri AS ADR	11,000	303,270

United Kingdom (16.07%)
Alliance & Leicester PLC	18,500	231,003
AstraZeneca PLC	11,800	507,679
BAE Systems PLC	301,200	2,983,526
BAE Systems PLC (c)	9,600	95,092
Barclays PLC	58,900	593,744
BHP Billiton PLC	24,010	730,785
BP PLC	59,100	720,875
British Land Co. PLC	33,900	634,532
Cairn Energy PLC (b)	3,400	207,444
Daily Mail & General Trust PLC
Class A NV	18,900	186,449
HBOS PLC	52,000	754,729
HSBC Holdings PLC	27,200	457,320
Lloyds TSB Group PLC	37,100	348,711
Lonmin PLC	3,500	213,950
Marks & Spencer Group PLC	20,500	226,503
National Grid PLC	53,000	877,356
Premier Foods PLC	54,500	222,244
Reed Elsevier PLC	24,000	321,736
Reuters Group PLC	36,900	465,682
Rio Tinto PLC	14,200	1,491,666
Royal Bank of Scotland Group PLC (c)	20,100	177,143
Royal Bank of Scotland Group PLC	116,100	1,023,197
Royal Dutch Shell PLC ADR Class A	600	50,520
Royal Dutch Shell PLC Class A	35,667	1,500,870
Royal Dutch Shell PLC Class B	8,846	368,067
SABMiller PLC	79,000	2,213,071
Scottish & Southern Energy PLC	23,200	755,089
Standard Chartered PLC	29,300	1,067,366
Tesco PLC	71,400	677,933
Unilever PLC	7,605	284,694
Vodafone Group PLC	146,550	549,115
Xstrata PLC	6,166	431,870
Yell Group PLC	59,100	470,117

		21,840,078

United States (0.11%)
News Corp. CDI	7,329	150,087

Total Common Stocks
(cost $102,320,629)		134,617,716

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Preferred Stocks (0.25%) (a)
Germany (0.25%)
Porsche Automobile Holding SE PFD	170	$342,682

Total Preferred Stocks
(cost $341,911)		342,682

TOTAL INVESTMENTS (99.29%)
(cost $102,662,540)		134,960,398
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.71%)		968,095

NET ASSETS (100.00%)		$135,928,493

(a)	The Fund used values provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the Valuation Procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	These shares may only be resold to qualified institutional buyers in transactions exempt from registration.

ADR - American Depository Receipt

FDR - Fiduciary Depository Receipt

GDR - Global Depository Receipt

INTERNATIONAL EQUITY FUND FOREIGN

CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$38,622,039	28.62%
Japanese Yen	34,181,714	25.33
British Pound	19,781,009	14.66
Swiss Franc	12,378,634	9.17
Canadian Dollar	9,074,806	6.72
United States Dollar	8,822,303	6.54
Australian Dollar	4,268,366	3.16
Hong Kong Dollar	3,560,818	2.64
Swedish Krona	1,575,008	1.17
Norwegian Krone	1,555,438	1.15
Singapore Dollar	762,098	0.56
Danish Krone	378,165	0.28

Total Investments	$134,960,398	100.00%

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$29,596,446	21.78%
Materials	18,387,121	13.53
Telecommunication Services	13,542,166	9.96
Consumer Staples	13,483,350	9.92
Information Technology	13,079,382	9.62
Consumer Discretionary	12,949,508	9.53
Industrials	12,224,534	8.99
Energy	10,332,685	7.60
Health Care	7,517,319	5.53
Utilities	3,847,887	2.83

Total Investments	134,960,398	99.29
Cash and Other Assets, Net of Liabilities	968,095	0.71

Net Assets	$135,928,493	100.00%

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value
Common Stocks (97.91%)
Consumer Discretionary (13.27%)
1-800-FLOWERS.COM Inc. (a)	7,015	$61,241
99 Cents Only Stores (a)	11,178	88,977
Aaron Rents Inc.	10,358	199,288
AC Moore Arts & Crafts Inc. (a)	4,255	58,506
Aeropostale Inc. (a)	15,885	420,953
AFC Enterprises (a)	7,541	85,364
Aftermarket Technology Corp. (a)	5,468	149,058
Ambassadors Group Inc.	4,372	80,051
American Axle & Manufacturing Holdings Inc.	10,687	198,992
American Greetings Corp.	12,300	249,690
American Public Education Inc. (a)	1,300	54,314
Amerigon Inc. (a)	4,600	97,244
Ameristar Casinos Inc.	6,057	166,810
Arbitron Inc.	6,818	283,424
Arctic Cat Inc.	3,552	42,411
ArvinMeritor Inc.	16,415	192,548
Asbury Automotive Group Inc.	5,552	83,558
Audiovox Corp. (a)	3,404	42,210
Avatar Holdings Inc. (a)	1,448	60,555
Bally Technologies Inc. (a)	12,162	604,695
Beazer Homes USA Inc.	9,000	66,870
bebe stores inc.	5,800	74,588
Belo Corp.	20,200	352,288
Benihana Inc. Class A (a)	2,300	29,325
Big 5 Sporting Goods Corp.	5,919	85,352
BJ’s Restaurant Inc. (a)	3,139	51,040
Blockbuster Inc. (a)	44,609	173,975
Blue Nile Inc. (a)	3,456	235,215
Bluegreen Corp. (a)	5,823	41,867
Blyth Inc.	6,145	134,821
Bob Evans Farms Inc.	8,945	240,889
Bon-Ton Stores Inc.	2,600	24,674
Books-A-Million Inc.	4,200	50,064
Borders Group Inc.	14,000	149,100
Bright Horizons Family Solutions Inc. (a)	6,706	231,625
Brookfield Homes Corp.	3,037	47,985
Brown Shoe Co. Inc.	10,605	160,878
Buckle Inc.	3,833	126,489
Buffalo Wild Wings Inc. (a)	3,696	85,821
Build-A-Bear Workshop Inc. (a)	3,929	54,810
Building Materials Holding Corp.	6,292	34,795
Cabela’s Inc. (a)	8,530	128,547
Cache Inc. (a)	3,857	36,024
California Pizza Kitchen Inc. (a)	7,920	123,314
Callaway Golf Co.	15,814	275,638
Capella Education Co. (a)	2,329	152,456
Carmike Cinemas Inc.	3,799	27,581
Carrols Restaurant Group Inc. (a)	1,600	15,328
Carter’s Inc. (a)	13,408	259,445
Casual Male Retail Group Inc. (a)	9,943	51,505
Cato Corp. Class A	7,344	115,007

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
CBRL Group Inc.	5,882	$190,518
CEC Entertainment Inc. (a)	6,806	176,684
Champion Enterprises Inc. (a)	18,280	172,198
Charlotte Russe Holding Inc. (a)	5,567	89,907
Charming Shoppes Inc. (a)	29,581	160,033
Charter Communications Inc. (a)	95,672	111,936
Cherokee Inc.	2,282	73,640
Children’s Place Retail Stores Inc. (a)	5,356	138,881
Chipotle Mexican Grill Inc. Class B (a)	7,600	935,180
Christopher & Banks Corp.	8,642	98,951
Churchill Downs Inc.	1,961	105,835
Cinemark Holdings Inc.	5,800	98,600
Citadel Broadcasting Corp.	43,569	89,752
Citi Trends Inc. (a)	3,600	55,584
CKE Restaurants Inc.	15,072	198,950
CKX Inc. (a)	10,000	120,000
Collective Brands Inc. (a)	15,578	270,901
Columbia Sportswear Co.	3,600	158,724
Conn’s Inc. (a)	2,486	42,535
Cooper Tire & Rubber Co.	14,701	243,743
Core-Mark Holding Co. Inc. (a)	2,000	57,440
Corinthian Colleges Inc. (a)	21,678	333,841
Cox Radio Inc. (a)	9,463	114,975
Crown Media Holdings Inc. (a)	2,762	17,953
CSK Auto Corp. (a)	11,227	56,247
CSS Industries Inc.	1,518	55,711
Cumulus Media Inc. (a)	8,806	70,800
Deckers Outdoor Corp. (a)	2,953	457,892
Denny’s Corp. (a)	25,053	93,949
DG FastChannel Inc. (a)	3,600	92,304
Dolan Media Co. (a)	2,700	78,759
Domino’s Pizza Inc.	9,517	125,910
Dover Downs Gaming & Entertainment Inc.	3,702	41,648
Dress Barn Inc. (a)	11,236	140,562
Drew Industries Inc. (a)	4,964	136,014
DSW Inc. (a)	3,900	73,164
Eddie Bauer Holdings Inc. (a)	6,600	41,910
Emmis Communications Corp. (a)	8,521	32,806
Entercom Communications Corp.	7,885	107,946
Entravision Communications Corp. (a)	15,640	122,461
Ethan Allen Interiors Inc.	6,322	180,177
Exide Technologies (a)	13,600	108,800
Fisher Communications Inc. (a)	1,296	49,196
Fleetwood Enterprises Inc. (a)	16,458	98,419
Fossil Inc. (a)	10,547	442,763
Fred’s Inc.	9,740	93,796
FTD Group Inc.	3,809	49,060
Furniture Brands International Inc.	10,564	106,274
G-III Apparel Group Ltd. (a)	2,600	38,402
Gaiam Inc. (a)	4,800	142,464
Gander Mountain Co. (a)	1,900	9,367

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
GateHouse Media Inc.	5,301	$46,543
Gaylord Entertainment Co. (a)	9,763	395,109
Gemstar-TV Guide International Inc. (a)	59,809	284,691
Genesco Inc. (a)	5,459	206,350
Global Sources Ltd. (a)	4,180	117,960
Gray Television Inc.	11,047	88,597
Great Wolf Resorts Inc. (a)	6,328	62,078
Group 1 Automotive Inc.	5,521	131,124
GSI Commerce Inc. (a)	5,227	101,926
Gymboree Corp. (a)	7,765	236,522
Harris Interactive Inc. (a)	14,563	62,038
Haverty Furniture Companies Inc.	5,635	50,659
Hayes Lemmerz International Inc. (a)	21,400	97,798
Heelys Inc. (a)	1,300	9,048
Helen of Troy Ltd. (a)	6,800	116,552
hhgregg Inc. (a)	134	1,844
Hibbett Sports Inc. (a)	8,212	164,076
Home Solutions of America Inc. (a)	10,900	10,900
Hooker Furniture Corp.	3,016	60,622
Hot Topic Inc. (a)	10,592	61,645
Hovnanian Enterprises Inc. (a)	8,900	63,813
Iconix Brand Group Inc. (a)	12,600	247,716
IHOP Corp.	4,575	167,353
Insight Enterprises Inc. (a)	11,548	210,636
Interactive Data Corp.	7,900	260,779
INVESTools Inc. (a)	13,500	239,490
iRobot Corp. (a)	3,200	57,856
Isle of Capri Casinos Inc. (a)	4,209	57,958
J Crew Group Inc. (a)	9,100	438,711
Jack in the Box Inc. (a)	14,912	384,282
Jakks Pacific Inc. (a)	6,627	156,463
Jamba Inc. (a)	13,700	50,690
Jo-Ann Stores Inc. (a)	6,269	81,999
Jos. A. Bank Clothiers Inc. (a)	4,337	123,388
Journal Communications Inc. Class A	10,142	90,669
K-Swiss Inc. Class A	6,471	117,125
K12 Inc. (a)	588	15,217
Kellwood Co.	5,843	97,228
Kenneth Cole Productions Inc.	2,620	45,824
Knology Inc. (a)	5,700	72,846
Krispy Kreme Doughnuts Inc. (a)	14,406	45,523
La-Z-Boy Inc.	12,622	100,092
Lakes Entertainment Inc. (a)	5,100	35,343
Landry’s Restaurants Inc.	4,195	82,641
Leapfrog Enterprises Inc. (a)	9,320	62,724
Lear Corp. (a)	18,300	506,178
Lee Enterprises Inc. Class A	11,700	171,405
Libbey Inc.	3,900	61,776
Life Time Fitness Inc. (a)	7,593	377,220
Lifetime Brands Inc.	2,773	35,994
Lin TV Corp. (a)	7,165	87,198
Lincoln Educational Services (a)	400	5,888
Lithia Motors Inc. Class A	3,766	51,707

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Live Nation Inc. (a)	15,000	$217,800
LKQ Corp. (a)	26,808	563,504
LodgeNet Entertainment Corp. (a)	5,568	97,106
Lodgian Inc. (a)	5,551	62,504
Lululemon Athletica Inc. (a)	3,000	142,110
M/I Homes Inc.	3,200	33,600
Magna Entertainment Corp. (a)	7,377	7,156
Maidenform Brands Inc. (a)	6,000	81,180
Marcus Corp.	4,237	65,462
Marine Products Corp.	2,692	18,871
MarineMax Inc. (a)	4,315	66,883
Martha Stewart Living
Omnimedia Inc. (a)	7,178	66,540
Marvel Entertainment Inc. (a)	12,400	331,204
Matthews International Corp.	8,168	382,834
McCormick & Schmick’s Seafood
Restaurants Inc. (a)	3,326	39,679
Media General Inc.	5,301	112,646
Mediacom Communications Corp.
Class A (a)	14,628	67,143
Meritage Homes Corp. (a)	5,900	85,963
Midas Inc. (a)	3,884	56,939
Modine Manufacturing Co.	8,143	134,441
Monaco Coach Corp.	7,322	65,019
Monarch Casino & Resort Inc. (a)	2,366	56,973
Monro Muffler Brake Inc.	4,635	90,336
Morgans Hotel Group Co. (a)	4,800	92,544
Morningstar Inc. (a)	3,305	256,964
Morton’s Restaurant Group Inc. (a)	2,200	20,526
Movado Group Inc.	4,516	114,210
MTR Gaming Group Inc. (a)	5,761	39,117
Multimedia Games Inc. (a)	6,836	57,012
National CineMedia Inc.	10,200	257,142
National Presto Industries Inc.	1,318	69,406
Nautilus Inc.	8,502	41,235
Netflix Inc. (a)	10,650	283,503
New York & Co. Inc. (a)	5,356	34,171
NexCen Brands Inc. (a)	9,300	45,012
Nexstar Broadcasting Group Inc. (a)	2,200	20,108
Noble International Ltd.	3,297	53,774
O’Charley’s Inc.	6,009	90,015
Orbitz Worldwide Inc. (a)	8,134	69,139
Overstock.com Inc. (a)	4,399	68,316
Oxford Industries Inc.	3,747	96,560
Pacific Sunwear of California Inc. (a)	16,802	237,076
Palm Harbor Homes Inc. (a)	2,805	29,593
Pantry Inc. (a)	5,739	149,960
Papa John’s International Inc. (a)	5,880	133,476
Peet’s Coffee & Tea Inc. (a)	3,541	102,937
PEP Boys-Manny Moe & Jack	10,527	120,850
Perry Ellis International Inc. (a)	3,126	48,078
PetMed Express Inc. (a)	5,900	71,390

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
PF Chang’s China Bistro Inc. (a)	5,991	$136,834
Pier 1 Imports Inc. (a)	22,511	117,733
Pinnacle Entertainment Inc. (a)	14,248	335,683
Playboy Enterprises Inc. (a)	6,294	57,401
Polaris Industries Inc.	8,387	400,647
Pre-Paid Legal Services Inc. (a)	2,367	131,013
Premier Exhibitions Inc. (a)	7,400	80,956
Prestige Brands Holdings Inc. (a)	7,148	53,467
Priceline.com Inc. (a)	8,862	1,017,889
Primedia Inc.	10,036	85,306
Quiksilver Inc. (a)	28,700	246,246
Radio One Inc. Class D (a)	18,683	44,279
Raser Technologies Inc. (a)	6,500	96,525
RC2 Corp. (a)	5,254	147,480
RCN Corp. (a)	7,471	116,473
Red Robin Gourmet Burgers Inc. (a)	4,274	136,725
Regis Corp.	11,278	315,333
Rent-A-Center Inc. (a)	17,100	248,292
Retail Ventures Inc. (a)	5,921	30,138
Riviera Holdings Corp. (a)	2,665	82,082
Ruby Tuesday Inc.	13,811	134,657
Russ Berrie & Co. Inc. (a)	3,376	55,231
Ruth’s Chris Steak House (a)	5,300	47,382
Salem Communications Corp.	2,459	16,205
Sally Beauty Holdings Inc. (a)	21,100	190,955
Sauer-Danfoss Inc.	2,239	56,087
Scholastic Corp. (a)	8,873	309,579
Sealy Corp.	9,700	108,543
Select Comfort Corp. (a)	12,820	89,868
Shoe Carnival Inc. (a)	2,717	38,337
Shuffle Master Inc. (a)	8,378	100,452
Shutterfly Inc. (a)	3,943	101,020
Sinclair Broadcast Group Inc.	12,604	103,479
Six Flags Inc. (a)	16,856	34,218
Skechers U.S.A. Inc. (a)	4,549	88,751
Skyline Corp.	1,843	54,092
Smith & Wesson Holding Corp. (a)	7,800	47,580
Sonic Automotive Inc.	6,697	129,654
Sonic Corp. (a)	14,500	317,550
Sotheby’s	15,587	593,865
Source Interlink Co. Inc. (a)	9,866	28,414
Spanish Broadcasting System Inc. (a)	12,392	22,925
Spartan Motors Inc.	7,200	55,008
Speedway Motorsports Inc.	3,554	110,458
Stage Stores Inc.	10,107	149,584
Stamps.com Inc. (a)	5,228	63,677
Standard Motor Products Inc.	3,100	25,296
Standard-Pacific Corp.	14,800	49,580
Stein Mart Inc.	7,023	33,289
Steiner Leisure Ltd. (a)	3,800	167,808
Steinway Musical Instruments Inc.	1,899	52,355
Steven Madden Ltd. (a)	5,512	110,240
Stewart Enterprises Inc.	26,254	233,661

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Stoneridge Inc. (a)	2,600	$20,904
Strayer Education Inc.	3,650	622,617
Sturm, Ruger & Co. Inc. (a)	4,700	38,916
Sun-Times Media Group Inc. (a)	17,413	38,309
Superior Industries International Inc.	5,341	97,046
Syms Corp.	1,000	15,100
Syntax-Brillian Corp. (a)	12,400	38,192
Systemax Inc.	2,100	42,672
Talbots Inc.	5,199	61,452
Tarragon Corp. (a)	2,517	3,776
Tempur-Pedic International Inc.	17,900	464,863
Tenneco Inc. (a)	11,113	289,716
Texas Roadhouse Inc. Class A (a)	11,504	127,234
The Andersons Inc.	3,392	151,962
The Finish Line Inc. Class A	10,851	26,259
The Men’s Wearhouse Inc.	12,700	342,646
The Steak n Shake Co. (a)	5,636	61,432
Timberland Co. (a)	11,700	211,536
TiVo Inc. (a)	21,640	180,478
Town Sports International
Holdings Inc. (a)	3,400	32,504
Triarc Companies Inc. Class B	14,135	123,823
True Religion Apparel Inc. (a)	3,800	81,130
Trump Entertainment Resorts Inc. (a)	7,900	33,970
Tuesday Morning Corp.	7,389	37,462
Tupperware Brands Corp.	15,296	505,227
Tween Brands Inc. (a)	5,918	156,709
Ulta Salon Cosmetics &
Fragrance Inc. (a)	3,100	53,165
Under Armour Inc. Class A (a)	5,600	244,552
Unifirst Corp.	3,075	116,850
Universal Electronics Inc. (a)	3,775	126,236
Universal Technical Institute Inc. (a)	5,881	99,977
Vail Resorts Inc. (a)	7,482	402,606
Valassis Communications Inc. (a)	11,490	134,318
Value Line Inc.	162	6,522
ValueVision Media Inc. Class A (a)	8,223	51,723
VistaPrint Ltd. (a)	10,100	432,785
Visteon Corp. (a)	30,178	132,481
Volcom Inc. (a)	3,700	81,511
Warnaco Group Inc. (a)	11,366	395,537
WCI Communities Inc. (a)	7,481	28,278
West Marine Inc. (a)	2,895	25,997
Westwood One Inc.	15,200	30,248
Wet Seal Inc. (a)	20,405	47,544
Weyco Group Inc.	1,100	30,250
Winnebago Industries Inc.	7,219	151,743
WMS Industries Inc. (a)	9,438	345,808
Wolverine World Wide Inc.	13,121	321,727
World Wrestling Entertainment Inc.	5,469	80,722
Zale Corp. (a)	11,167	179,342

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Zumiez Inc. (a)	3,866	$94,176

		41,338,923

Consumer Staples (3.04%)
Alico Inc.	785	28,653
Alliance One International Inc. (a)	22,444	91,347
American Dairy Inc. (a)	1,100	14,245
American Oriental Bioengineering Inc. (a)	11,300	125,204
Arden Group Inc. Class A	200	30,938
Boston Beer Co. Inc. (a)	2,580	97,137
Cal-Maine Foods Inc.	3,600	95,508
Casey’s General Stores Inc.	11,966	354,313
Central European Distribution Corp. (a)	8,346	484,736
Central Garden & Pet Co. (a)	15,612	83,680
Chattem Inc. (a)	4,343	328,070
Chiquita Brands International Inc. (a)	9,605	176,636
Coca-Cola Bottling Co. Consolidated	1,147	67,535
Darling International Inc. (a)	20,425	236,113
Elizabeth Arden Inc. (a)	6,503	132,336
Farmer Brothers Co.	1,393	32,025
Flowers Foods Inc.	19,185	449,121
Fresh Del Monte Produce Inc. (a)	6,200	208,196
Green Mountain Coffee Roasters Inc. (a)	4,377	178,144
Hain Celestial Group Inc. (a)	8,923	285,536
Imperial Sugar Co.	3,200	60,064
Ingles Markets Inc.	3,205	81,375
Inter Parfums Inc.	1,667	29,956
J&J Snack Foods Corp.	3,042	95,154
Jones Soda Co. (a)	6,600	49,104
Lancaster Colony Corp.	6,119	242,924
Lance Inc.	7,805	159,378
Longs Drug Stores Corp.	7,912	371,864
Mannatech Inc.	4,679	29,571
Maui Land & Pineapple Co. Inc. (a)	866	25,209
MGP Ingredients Inc.	2,900	27,318
Nash Finch Co.	3,412	120,375
National Beverage Corp.	2,280	18,331
Nu Skin Enterprises Inc.	13,162	216,252
Performance Food Group Co. (a)	8,549	229,712
Perrigo Co.	19,338	677,024
Pilgrim’s Pride Corp.	9,500	275,025
PriceSmart Inc.	2,800	84,168
Ralcorp Holdings Inc. (a)	6,462	392,825
Reddy Ice Holdings Inc.	4,600	116,426
Revlon Inc. (a)	40,911	48,275
Ruddick Corp.	9,090	315,150
Sanderson Farms Inc.	4,151	140,221
Seaboard Corp.	74	108,780
Spartan Stores Inc.	5,652	129,148
Spectrum Brands Inc. (a)	8,000	42,640

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
The Great Atlantic & Pacific Tea Co. Inc. (a)	5,388	$168,806
Tootsie Roll Industries Inc.	7,861	215,549
TreeHouse Foods Inc. (a)	7,000	160,930
United Natural Foods Inc. (a)	10,742	340,736
Universal Corp.	6,405	328,064
USANA Health Sciences Inc. (a)	2,174	80,612
Vector Group Ltd.	7,909	158,655
Village Super Market Inc. Class A	600	30,534
WD-40 Co.	4,244	161,145
Weis Markets Inc.	2,596	103,684
Winn-Dixie Stores Inc. (a)	8,100	136,647

		9,471,104

Energy (6.51%)
Allis-Chalmers Energy Inc. (a)	6,400	94,400
Alon USA Energy Inc.	3,300	89,694
Alpha Natural Resources Inc. (a)	15,121	491,130
APCO Argentina Inc.	1,200	33,024
Approach Resources Inc. (a)	1,079	13,876
Arena Resources Inc. (a)	5,800	241,918
Arlington Tankers Ltd.	2,500	55,325
Atlas America Inc.	5,746	340,048
ATP Oil & Gas Corp. (a)	6,055	306,020
Atwood Oceanics Inc. (a)	6,304	631,913
Aventine Renewable Energy Holdings Inc. (a)	7,079	90,328
Basic Energy Services Inc. (a)	9,200	201,940
Berry Petroleum Co.	9,366	416,319
Bill Barrett Corp. (a)	7,138	298,868
Bois d’Arc Energy Inc. (a)	3,442	68,324
BPZ Resources Inc. (a)	9,300	103,974
Brigham Exploration Co. (a)	11,249	84,593
Bristow Group Inc. (a)	4,791	271,410
Bronco Drilling Co. Inc. (a)	6,900	102,465
Cal Dive International Inc. (a)	9,714	128,613
Callon Petroleum Co. (a)	5,380	88,501
CARBO Ceramics Inc.	4,831	179,713
Carrizo Oil & Gas Inc. (a)	5,868	321,273
Clayton Williams Energy Inc. (a)	1,449	45,151
Clean Energy Fuels Corp. (a)	3,400	51,476
Complete Production Services Inc. (a)	9,700	174,309
Comstock Resources Inc. (a)	9,940	337,960
Concho Resources Inc. (a)	5,500	113,355
Contango Oil & Gas Co. (a)	2,900	147,581
Crosstex Energy Inc.	9,519	354,488
CVR Energy Inc. (a)	2,403	59,931
Dawson Geophysical Co. (a)	2,000	142,920
Delek US Holdings Inc.	3,000	60,690
Delta Petroleum Corp. (a)	16,327	307,764
Double Hull Tankers Inc.	6,200	75,888
Dril-Quip Inc. (a)	5,988	333,292

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Edge Petroleum Corp. (a)	7,571	$44,896
Encore Acquisition Co. (a)	12,691	423,499
Energy Infrastructure Acquisition Corp. (a)	3,800	38,532
Energy Partners Ltd. (a)	7,675	90,642
ENGlobal Corp. (a)	4,700	53,392
Evergreen Energy Inc. (a)	18,851	42,038
EXCO Resources Inc. (a)	14,000	216,720
Exterran Holdings Inc. (a)	14,400	1,177,920
FX Energy Inc. (a)	9,600	54,528
General Maritime Corp.	6,300	154,035
GeoGlobal Resources Inc. (a)	7,600	37,620
Geokinetics Inc. (a)	1,900	36,955
Geomet Inc. (a)	2,886	15,007
GMX Resources Inc. (a)	3,000	96,840
Golar LNG Ltd.	7,700	170,324
Goodrich Petroleum Corp. (a)	3,344	75,641
Grey Wolf Inc. (a)	44,157	235,357
Gulf Island Fabrication Inc.	3,113	98,713
GulfMark Offshore Inc. (a)	5,780	270,446
Gulfport Energy Corp. (a)	4,100	74,866
Harvest Natural Resources Inc. (a)	10,132	126,650
Hercules Offshore Inc. (a)	19,900	473,222
Hornbeck Offshore Services Inc. (a)	5,534	248,753
International Coal Group Inc. (a)	28,900	154,904
ION Geophysical Corp. (a)	19,732	311,371
Kayne Anderson Energy Development Co.	2,200	50,402
Knightsbridge Tankers Ltd.	4,600	111,090
Lufkin Industries Inc.	3,882	222,400
Mariner Energy Inc. (a)	20,172	461,535
Markwest Hydrocarbon Inc.	1,425	89,276
Matrix Service Co. (a)	6,200	135,284
McMoRan Exploration Co. (a)	6,348	83,095
Meridian Resource Corp. (a)	19,127	34,620
NATCO Group Inc. (a)	3,900	211,185
Newpark Resources Inc. (a)	21,457	116,941
NGP Capital Resources Co.	5,226	81,682
Nordic American Tanker Shipping Ltd.	6,000	196,920
Oil States International Inc. (a)	11,652	397,566
Oilsands Quest Inc. (a)	22,700	92,616
OYO Geospace Corp. (a)	1,000	75,360
Pacific Ethanol Inc. (a)	7,800	64,038
Parallel Petroleum Corp. (a)	9,696	170,941
Parker Drilling Co. (a)	26,621	200,989
Penn Virginia Corp.	9,634	420,331
Petrohawk Energy Corp. (a)	39,629	685,978
Petroleum Development Corp. (a)	3,818	225,758
Petroquest Energy Inc. (a)	10,663	152,481
PHI Inc. (a)	2,900	89,958
Pioneer Drilling Co. (a)	10,882	129,278
Rentech Inc. (a)	42,500	76,925

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Resource America Inc.	3,210	$47,091
Rosetta Resources Inc. (a)	12,117	240,280
RPC Inc.	7,849	91,912
Ship Finance International Ltd.	8,200	227,222
Stone Energy Corp. (a)	6,287	294,923
SulphCo Inc. (a)	8,900	46,458
Superior Offshore International Inc. (a)	3,000	15,060
Superior Well Services Inc. (a)	3,500	74,270
Swift Energy Co. (a)	6,789	299,463
T-3 Energy Services Inc. (a)	1,600	75,216
Toreador Resources Corp. (a)	4,190	29,288
Trico Marine Services Inc. (a)	3,100	114,762
TXCO Resources Inc. (a)	8,300	100,098
Union Drilling Inc. (a)	3,700	58,349
Uranium Resources Inc. (a)	13,100	163,488
US BioEnergy Corp. (a)	2,185	25,586
USEC Inc. (a)	25,591	230,319
VAALCO Energy Inc. (a)	13,900	64,635
Venoco Inc. (a)	2,879	57,378
VeraSun Energy Corp. (a)	7,237	110,581
Verenium Corp. (a)	8,503	42,430
W-H Energy Services Inc. (a)	7,257	407,916
Warren Resources Inc. (a)	14,146	199,883
Whiting Petroleum Corp. (a)	10,083	581,386
Willbros Group Inc. (a)	8,800	336,952
World Fuel Services Corp.	6,728	195,314

		20,288,254

Financials (18.29%)
1st Source Corp.	2,527	43,742
Abington Bancorp Inc.	1,120	10,528
Acadia Realty Trust	8,453	216,481
Advance America Cash Advance Centers Inc.	16,401	166,634
Advanta Corp. Class B	8,439	68,103
Agree Realty Corp.	2,760	83,076
Alabama National Bancorporation	4,426	344,387
Aldabra 2 Acquisition Corp. (a)	9,900	96,426
Alesco Financial Inc.	11,700	38,376
Alexander’s Inc. (a)	440	155,430
Alexandria Real Estate Equities Inc.	7,609	773,607
Alfa Corp.	6,519	141,267
Alternative Asset Management Acquisition Corp. (a)	9,900	90,585
Amcore Financial Inc.	5,421	123,057
American Campus Communities Inc.	6,457	173,370
American Equity Investment Life Holdings Co.	14,269	118,290
American Financial Realty Trust	30,000	240,600
American Physicians Capital Inc.	2,713	112,481
AmericanWest Bancorp	3,263	57,527
Ameris Bancorp	2,230	37,576

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Amerisafe Inc. (a)	5,100	$79,101
AmTrust Financial Services Inc.	6,000	82,620
Anchor Bancorp Wisconsin Inc.	4,887	114,942
Anthracite Capital Inc.	14,155	102,482
Anworth Mortgage Asset Corp.	11,957	98,765
Apollo Investment Corp.	28,522	486,300
Arbor Realty Trust Inc.	3,756	60,509
Ares Capital Corp.	17,824	260,765
Argo Group International Holdings Ltd. (a)	6,310	265,840
Ashford Hospitality Trust Inc.	27,176	195,395
Aspen Insurance Holdings Ltd.	21,900	631,596
Associated Estates Realty Corp.	2,700	25,488
Assured Guaranty Ltd.	19,100	506,914
Asta Funding Inc.	2,947	77,919
Baldwin & Lyons Inc.	1,211	33,254
BancFirst Corp.	1,448	62,047
Banco Latinoamericano de Exportaciones SA	5,800	94,598
Bank Mutual Corp.	15,132	159,945
Bank of the Ozarks Inc.	2,518	65,972
BankAtlantic Bancorp Inc.	13,003	53,312
BankFinancial Corp.	6,800	107,576
BankUnited Financial Corp.	7,685	53,027
Banner Corp.	3,523	101,216
Beneficial Mutual Bancorp Inc. (a)	8,700	84,564
Berkshire Hills Bancorp Inc.	2,196	57,096
BioMed Realty Trust Inc.	16,051	371,902
BlackRock Kelso Capital Corp.	2,400	36,672
Boston Private Financial Holdings Inc.	9,851	266,765
Brookline Bancorp Inc.	16,081	163,383
BRT Realty Trust	1,100	16,830
Calamos Asset Management Inc. Class A	6,151	183,177
Capital City Bank Group Inc.	2,498	70,494
Capital Corp. of the West	1,829	35,537
Capital Southwest Corp.	832	98,509
Capital Trust Inc.	2,914	89,314
Capitol Bancorp Ltd.	4,022	80,923
CapLease Inc.	8,856	74,568
Cardtronics Inc. (a)	3,400	34,374
Cascade Bancorp	6,286	87,501
Cash America International Inc.	6,880	222,224
Castlepoint Holdings Ltd.	800	9,600
Cathay General Bancorp	13,399	354,940
CBRE Realty Finance Inc.	5,800	30,972
Cedar Shopping Centers Inc.	9,475	96,929
Centennial Bank Holdings Inc. (a)	15,700	90,746
Center Financial Corp.	3,581	44,118
Centerline Holding Co.	11,793	89,863
Central Pacific Financial Corp.	7,500	138,450
Chemical Financial Corp.	6,707	159,560

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Chimera Investment Corp. (a)	5,951	$106,404
Citizens Inc. (a)	6,300	34,839
Citizens Republic Bancorp Inc.	18,032	261,644
City Bank	3,504	78,560
City Holding Co.	3,671	124,227
Clayton Holdings Inc. (a)	2,300	11,891
Clifton Savings Bancorp Inc.	3,100	30,380
CNA Surety Corp. (a)	2,949	58,361
CoBiz Financial Inc.	3,304	49,130
Cohen & Steers Inc.	4,434	132,887
Columbia Banking Systems Inc.	4,291	127,571
Commerce Group Inc.	11,700	420,966
Community Bancorp NV (a)	2,552	44,328
Community Bank System Inc.	7,487	148,767
Community Trust Bancorp Inc.	2,889	79,534
Compass Diversified Holdings	6,100	90,890
CompuCredit Corp. (a)	4,981	49,710
Consolidated-Tomoka Land Co.	1,442	90,385
Corporate Office Properties Trust	9,175	289,012
Corus Bankshares Inc.	9,258	98,783
Cousins Properties Inc.	9,538	210,790
Cowen Group Inc. (a)	3,200	30,432
Crawford & Co. Class B (a)	4,776	19,820
Credit Acceptance Corp. (a)	1,898	39,232
Crystal River Capital Inc.	5,400	77,976
CVB Financial Corp.	14,063	145,411
Darwin Professional Underwriters Inc. (a)	1,200	29,004
DCT Industrial Trust Inc.	40,200	374,262
Deerfield Capital Corp.	11,600	92,800
Delphi Financial Group Inc.	10,518	371,075
DiamondRock Hospitality Co.	21,555	322,894
Digital Realty Trust Inc.	13,400	514,158
Dime Community Bancshares	5,969	76,224
Dollar Financial Corp. (a)	4,100	125,829
Donegal Group Inc.	2,369	40,676
Downey Financial Corp.	5,000	155,550
DuPont Fabros Technology Inc. (a)	5,940	116,424
EastGroup Properties Inc.	5,467	228,794
Education Realty Trust Inc.	8,425	94,697
eHealth Inc. (a)	2,800	89,908
EMC Insurance Group Inc.	946	22,392
Employers Holdings Inc.	13,800	230,598
Encore Capital Group Inc. (a)	3,100	30,008
Enstar Group Ltd. (a)	1,500	183,630
Enterprise Financial Services Corp.	1,776	42,287
Entertainment Properties Trust	6,000	282,000
Epoch Holding Corp.	1,500	22,500
Equity Lifestyle Properties Inc.	5,091	232,506
Equity One Inc.	9,946	229,056
eSpeed Inc. (a)	4,901	55,381
Evercore Partners Inc.	1,700	36,635

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Extra Space Storage Inc.	14,108	$201,603
EZCORP Inc. (a)	8,400	94,836
FBL Financial Group Inc.	2,898	100,068
FBR Capital Markets Corp. (a)	7,400	70,892
FCStone Group Inc. (a)	2,250	103,568
Federal Agricultural Mortgage Corp. Class C	2,971	78,197
FelCor Lodging Trust Inc.	14,193	221,269
Financial Federal Corp.	6,355	141,653
First Acceptance Corp. (a)	3,120	13,166
First Bancorp (North Carolina)	2,182	41,218
First BanCorp (Puerto Rico)	18,719	136,462
First Busey Corp.	6,179	122,715
First Cash Financial Services Inc. (a)	6,714	98,562
First Charter Corp.	8,328	248,674
First Commonwealth Financial Corp.	15,721	167,429
First Community Bancorp (CA)	6,075	250,533
First Community Bancshares Inc.	1,951	62,217
First Financial Bancorp	9,423	107,422
First Financial Bankshares Inc.	4,270	160,765
First Financial Corp. Indiana	2,599	73,656
First Financial Holdings Inc.	2,795	76,639
First Indiana Corp.	3,430	109,760
First Industrial Realty Trust Inc.	11,476	397,070
First Merchants Corp.	3,806	83,123
First Mercury Financial Corp. (a)	2,630	64,172
First Midwest Bancorp Inc.	12,841	392,935
First Niagara Financial Group Inc.	28,241	340,022
First Place Financial Corp. Ohio	3,515	49,175
First Potomac Realty Trust	6,689	115,653
First Regional Bancorp (a)	1,413	26,692
First South Bancorp Inc.	1,363	30,245
First State Bancorporation	5,827	80,995
FirstFed Financial Corp. (a)	3,982	142,635
FirstMerit Corp.	20,000	400,200
Flagstar Bancorp Inc.	10,794	75,234
Flagstone Reinsurance Holdings Ltd.	2,000	27,800
Flushing Financial Corp.	3,867	62,065
FNB Corp. (PA)	16,279	239,301
FPIC Insurance Group Inc. (a)	2,596	111,576
Franklin Bank Corp. (a)	5,985	25,795
Franklin Street Properties Corp.	13,084	193,643
Fremont General Corp. (a)	15,756	55,146
Friedman Billings Ramsey Group Inc.	36,800	115,552
Frontier Financial Corp.	9,783	181,670
GAMCO Investors Inc.	1,625	112,531
Getty Realty Corp.	3,794	101,224
GFI Group Inc. (a)	4,039	386,613
Glacier Bancorp Inc.	13,662	256,026
Gladstone Capital Corp.	2,611	44,387
Glimcher Realty Trust	8,270	118,178
GMH Communities Trust	8,283	45,722
Gramercy Capital Corp.	4,135	100,522

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Great Southern Bancorp Inc.	1,882	$41,329
Green Bankshares Inc.	2,596	49,843
Greenhill & Co. Inc.	4,349	289,122
Greenlight Capital Re Ltd. Class A (a)	2,900	60,291
Grubb & Ellis Co.	4,700	30,127
Hancock Holding Co.	6,926	264,573
Hanmi Financial Corp.	10,830	93,355
Harleysville Group Inc.	3,632	128,500
Harleysville National Corp.	6,292	91,674
Healthcare Realty Trust Inc.	11,400	289,446
Heartland Financial USA Inc.	2,743	50,938
Heckmann Corp. (a)	6,511	47,856
Hercules Technology Growth Capital Inc.	6,900	85,698
Heritage Commerce Corp.	2,304	42,371
Hersha Hospitality Trust	11,825	112,338
HFF Inc. Class A (a)	3,800	29,412
Hicks Acquisition Co. I Inc. (a)	9,240	84,916
Highwoods Properties Inc.	14,369	422,161
Hilb Rogal & Hobbs Co.	8,408	341,113
Hilltop Holdings Inc. (a)	12,788	139,645
Home Bancshares Inc.	2,700	56,619
Home Properties Inc.	7,883	353,553
Horace Mann Educators Corp.	9,602	181,862
Horizon Financial Corp.	2,167	37,792
IBERIABANK Corp.	3,135	146,561
IMPAC Mortgage Holdings Inc.	19,885	10,553
Imperial Capital Bancorp Inc.	1,110	20,313
Independence Holding Co.	600	7,590
Independent Bank Corp. (MA)	3,624	98,645
Independent Bank Corp. (MI)	5,972	56,734
Infinity Property & Casualty Corp.	5,058	182,746
Inland Real Estate Corp.	15,717	222,553
Integra Bank Corp.	4,055	57,216
Interactive Brokers Group Inc. Class A (a)	9,300	300,576
International Bancshares Corp.	11,550	241,857
Investors Bancorp Inc. (a)	14,200	200,788
Investors Real Estate Trust	9,304	83,457
IPC Holdings Ltd.	16,000	461,920
Irwin Financial Corp.	5,549	40,785
Jer Investors Trust Inc.	6,900	74,313
Kansas City Life Insurance Co.	1,495	65,167
KBW Inc. (a)	6,633	169,738
Kearny Financial Corp.	3,806	45,329
Kite Realty Group Trust	5,494	83,893
KNBT Bancorp Inc.	7,197	110,978
Knight Capital Group Inc. (a)	24,808	357,235
Kohlberg Capital Corp.	2,900	34,800
LaBranche & Co. Inc. (a)	11,499	57,955
Ladenburg Thalmann Financial Services Inc. (a)	21,100	44,732

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
100bFinancials (Cont.)
Lakeland Bancorp Inc.	3,817	$44,239
Lakeland Financial Corp.	2,132	44,559
LandAmerica Financial Group Inc.	4,103	137,245
LaSalle Hotel Properties	9,566	305,155
Lexington Realty Trust	16,022	232,960
LTC Properties Inc.	4,927	123,421
Luminent Mortgage Capital Inc.	12,964	9,982
Macatawa Bank Corp.	4,170	35,820
Maguire Properties Inc.	9,037	266,320
MainSource Financial Group Inc.	3,361	52,297
Marathon Acquisition Corp. (a)	7,100	55,238
MarketAxess Holdings Inc. (a)	8,296	106,438
Max Capital Group Ltd.	13,900	389,061
MB Financial Inc.	7,937	244,698
MCG Capital Corp.	15,858	183,794
Meadowbrook Insurance Group Inc. (a)	6,700	63,047
Medical Properties Trust Inc.	13,300	135,527
Meruelo Maddux Properties Inc. (a)	11,000	44,000
MFA Mortgage Investments Inc.	29,069	268,888
Mid-America Apartment Communities Inc.	5,804	248,121
Midland Co.	2,393	154,803
Midwest Banc Holdings Inc.	3,645	45,271
Mission West Properties Inc.	3,400	32,334
Montpelier Re Holdings Ltd.	24,600	418,446
Move Inc. (a)	24,008	58,820
MVC Capital Inc.	5,200	83,928
Nara Bancorp Inc.	5,984	69,833
NASB Financial Inc.	1,546	40,783
National Financial Partners Corp.	8,763	399,680
National Health Investors Inc.	5,201	145,108
National Interstate Corp.	2,000	66,200
National Penn Bancshares Inc.	10,536	159,515
National Retail Properties Inc.	17,066	399,003
National Western Life Insurance Co.	522	108,247
Nationwide Health Properties Inc.	21,129	663,451
Navigators Group Inc. (a)	2,746	178,490
NBT Bancorp Inc.	7,175	163,733
Nelnet Inc.	3,700	47,027
NewAlliance Bancshares Inc.	27,106	312,261
Newcastle Investment Corp.	10,914	141,445
NewStar Financial Inc. (a)	3,332	27,589
Northfield Bancorp Inc. (a)	3,330	36,031
NorthStar Realty Finance Corp.	13,897	123,961
Northwest Bancorp Inc.	3,737	99,292
Novastar Financial Inc. (a)	2,453	7,089
NRDC Acquisition Corp. (a)	6,946	63,695
NTR Acquisition Co. (a)	4,600	43,700
NYMAGIC Inc.	1,000	23,130
Ocwen Financial Corp. (a)	8,712	48,264
Odyssey Re Holdings Corp.	7,246	266,001
Old National Bancorp	17,387	260,110

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Old Second Bancorp Inc.	3,904	$104,588
Omega Financial Corp.	2,412	70,575
Omega Healthcare Investors Inc.	15,229	244,425
optionsXpress Holdings Inc.	10,870	367,623
Oriental Financial Group Inc.	6,368	85,395
Oritani Financial Corp. (a)	1,700	20,910
Pacific Capital Bancorp	12,063	242,828
Park National Corp.	2,654	171,183
Patriot Capital Funding Inc.	5,500	55,495
PennantPark Investment Corp.	3,300	33,066
Pennsylvania Real Estate Investment Trust	7,631	226,488
Penson Worldwide Inc. (a)	3,100	44,485
Peoples Bancorp Inc.	2,010	50,029
PFF Bancorp Inc.	6,549	78,850
Phoenix Companies Inc.	28,603	339,518
Pinnacle Financial Partners Inc. (a)	3,114	79,158
Piper Jaffray Co. (a)	4,333	200,705
Platinum Underwriters Holdings Ltd.	13,600	483,616
PMA Capital Corp. (a)	6,563	53,948
Post Properties Inc.	10,390	364,897
Preferred Bank	1,950	50,739
Presidential Life Corp.	4,357	76,291
Primus Guaranty Ltd. (a)	9,700	67,997
PrivateBancorp Inc.	4,608	150,451
ProAssurance Corp. (a)	7,793	427,992
Prospect Capital Corp.	5,600	73,080
Prosperity Bancshares Inc.	9,496	279,087
Provident Bankshares Corp.	8,589	183,719
Provident Financial Services Inc.	16,666	240,324
Provident New York Bancorp	9,070	117,184
PS Business Parks Inc.	3,991	209,727
QC Holdings Inc.	1,300	14,625
Quadra Realty Trust Inc.	3,000	24,120
RAIT Investment Trust	14,625	126,068
RAM Holdings Ltd. (a)	3,400	16,796
Ramco-Gershenson Properties Trust	4,218	90,139
Realty Income Corp.	25,500	689,010
Redwood Trust Inc.	5,915	202,530
Renasant Corp.	3,616	77,997
Republic Bancorp Inc. (Kentucky)	1,449	23,952
Resource Capital Corp.	4,300	40,033
RLI Corp.	5,638	320,182
Rockville Financial Inc.	1,257	15,335
Roma Financial Corp.	2,400	37,656
Royal Bancshares of Pennsylvania Inc. (a)	420	4,620
S&T Bancorp Inc.	5,617	155,254
Safety Insurance Group Inc.	3,428	125,533
Sanders Morris Harris Group Inc.	4,975	50,994
Sandy Spring Bancorp Inc.	3,094	86,075
Santander BanCorp	1,715	14,852

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Saul Centers Inc.	2,948	$157,512
SCBT Financial Corp.	1,904	60,300
Scottish Re Group Ltd. (a)	14,500	10,440
Seabright Insurance Holdings (a)	5,100	76,908
Seacoast Banking Corp. of Florida	4,111	42,261
Security Bank Corp. (Georgia)	3,935	35,966
Security Capital Assurance Ltd.	5,100	19,839
Selective Insurance Group Inc.	14,202	326,504
Senior Housing Properties Trust	21,146	479,591
Sierra Bancorp	1,100	27,379
Signature Bank (a)	7,741	261,259
Simmons First National Corp.	2,790	73,935
South Financial Group Inc.	16,600	259,458
Southside Bancshares Inc.	1,989	40,695
Southwest Bancorp Inc.	4,155	76,161
Sovran Self Storage Inc.	4,473	179,367
State Auto Financial Corp.	3,946	103,780
Sterling Bancorp NY	4,708	64,217
Sterling Bancshares Inc. TX	19,693	219,774
Sterling Financial Corp. PA	7,109	116,730
Sterling Financial Corp. WA	12,736	213,837
Stewart Information Services Corp.	4,491	117,170
Stifel Financial Corp. (a)	3,488	183,364
Strategic Hotels & Resorts Inc.	17,193	287,639
Stratus Properties Inc. (a)	700	23,758
Suffolk Bancorp	2,093	64,276
Sun Bancorp Inc. (New Jersey) (a)	2,621	41,359
Sun Communities Inc.	4,768	100,462
Sunstone Hotel Investors Inc.	14,512	265,424
Superior Bancorp (a)	6,518	35,002
Susquehanna Bancshares Inc.	21,243	391,721
SVB Financial Group (a)	8,202	413,381
SWS Group Inc.	5,497	69,647
SY Bancorp Inc.	3,084	73,831
Tanger Factory Outlet Centers Inc.	7,025	264,913
Taylor Capital Group Inc.	1,789	36,496
Tejon Ranch Co. (a)	2,383	97,346
Texas Capital Bancshares Inc. (a)	6,180	112,785
The Bancorp Inc. (a)	1,978	26,624
Thomas Properties Group Inc.	4,900	52,822
Thomas Weisel Partners Group Inc. (a)	4,600	63,158
TICC Capital Corp.	4,753	43,870
TierOne Corp.	4,419	97,881
Tompkins Financial Corp.	1,833	71,120
Tower Group Inc.	5,191	173,379
TradeStation Group Inc. (a)	7,802	110,866
Triad Guaranty Inc. (a)	2,994	29,341
Trico Bancshares	2,492	48,096
Triplecrown Acquisition Corp. (a)	8,705	79,564
Trustco Bank Corp. NY	20,810	206,435
Trustmark Corp.	12,459	315,960
U-Store-It Trust	11,581	106,082
U.S. Global Investors Inc. Class A	3,100	51,646

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
UCBH Holdings Inc.	23,879	$338,127
UMB Financial Corp.	8,290	318,004
Umpqua Holdings Corp.	14,586	223,749
Union Bankshares Corp.	2,563	54,182
United America Indemnity Ltd. Class A (a)	5,100	101,592
United Bankshares Inc.	9,659	270,645
United Community Banks Inc.	9,755	154,129
United Community Financial Corp.	5,193	28,665
United Fire & Casualty Co.	5,092	148,126
United Security Bancshares	1,300	19,864
Universal Health Realty Income Trust	3,155	111,813
Univest Corp. of Pennsylvania	2,236	47,202
Urstadt Biddle Properties Inc.	4,604	71,362
Validus Holdings Ltd. (a)	3,800	98,724
ViewPoint Financial Group	2,700	44,631
Virginia Commerce Bancorp (a)	4,441	52,093
W Holding Co. Inc.	27,243	32,964
W.P. Stewart & Co. Ltd.	4,000	20,440
Waddell & Reed Financial Inc.	20,918	754,931
Washington Real Estate Investment Trust	11,802	370,701
Washington Trust Bancorp Inc.	2,456	61,965
Wauwatosa Holdings Inc. (a)	1,388	17,794
WesBanco Inc.	4,714	97,108
West Coast Bancorp (Oregon)	3,260	60,310
Westamerica Bancorporation	7,983	355,643
Western Alliance Bancorp (a)	3,400	63,818
Westfield Financial Inc.	5,260	51,022
Wilshire Bancorp Inc.	4,118	32,326
Winthrop Realty Trust	9,300	49,197
Wintrust Financial Corp.	5,786	191,690
World Acceptance Corp. (a)	4,481	120,897
WSFS Financial Corp.	1,735	87,097
Zenith National Insurance Corp.	9,098	406,954

		56,956,819

Health Care (13.92%)
Abaxis Inc. (a)	5,121	183,639
Abiomed Inc. (a)	6,301	97,918
Acacia Research - Acacia Technologies (a)	6,800	61,064
Acadia Pharmaceuticals Inc. (a)	7,934	87,829
Accuray Inc. (a)	3,900	59,358
Acorda Therapeutics Inc. (a)	5,400	118,584
Adams Respiratory Therapeutics Inc. (a)	8,300	495,842
Affymax Inc. (a)	727	16,256
Affymetrix Inc. (a)	16,000	370,240
Air Methods Corp. (a)	2,800	139,076
Akorn Inc. (a)	11,400	83,676
Albany Molecular Research Inc. (a)	5,323	76,545
Alexion Pharmaceuticals Inc. (a)	8,730	655,012

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Alexza Pharmaceuticals Inc. (a)	4,100	$33,169
Align Technology Inc. (a)	14,039	234,171
Alkermes Inc. (a)	23,849	371,806
Alliance Imaging Inc. (a)	4,642	44,656
Allos Therapeutics Inc. (a)	8,300	52,207
Allscripts Healthcare Solution Inc. (a)	12,832	249,197
Alnylam Pharmaceuticals Inc. (a)	8,100	235,548
Alpharma Inc. (a)	9,981	201,117
Altus Pharmaceuticals Inc. (a)	4,300	22,274
AMAG Pharmaceuticals Inc. (a)	4,004	240,761
Amedisys Inc. (a)	5,899	286,220
American Dental Partners Inc. (a)	3,500	35,105
American Medical Systems Holdings Inc. (a)	17,107	247,367
AMERIGROUP Corp. (a)	12,200	444,690
Amicus Therapeutics Inc. (a)	2,958	31,799
AMN Healthcare Services Inc. (a)	8,295	142,425
Amsurg Corp. (a)	7,204	194,940
Analogic Corp.	3,406	230,654
Angiodynamics Inc. (a)	5,500	104,720
Animal Health International Inc. (a)	2,101	25,842
Applera Corp. - Celera Group (a)	18,097	287,199
Apria Healthcare Group Inc. (a)	10,276	221,653
Arena Pharmaceuticals Inc. (a)	17,258	135,130
Ariad Pharmaceuticals Inc. (a)	18,144	77,112
ArQule Inc. (a)	8,900	51,620
Array Biopharma Inc. (a)	12,378	104,223
Arthrocare Corp. (a)	6,473	311,028
Aspect Medical Systems Inc. (a)	3,962	55,468
Assisted Living Concepts Inc. Class A (a)	13,200	99,000
athenahealth Inc. (a)	1,630	58,680
Auxilium Pharmaceuticals Inc. (a)	7,400	221,926
Beijing Med-Pharm Corp. (a)	5,700	62,586
Bentley Pharmaceuticals Inc. (a)	3,815	57,568
Bio-Rad Laboratories Inc. (a)	4,396	455,514
Bio-Reference Labs Inc. (a)	2,746	89,739
Biodel Inc. (a)	712	16,540
BioForm Medical Inc. (a)	592	4,043
BioMarin Pharmaceutical Inc. (a)	22,543	798,022
BioMimetic Therapeutics Inc. (a)	2,100	36,477
Bionovo Inc. (a)	8,600	14,706
Bradley Pharmaceuticals Inc. (a)	3,600	70,920
Bruker BioSciences Corp. (a)	14,713	195,683
Cadence Pharmaceuticals Inc. (a)	3,120	46,363
Cantel Medical Corp. (a)	2,100	30,618
Capital Senior Living Corp. (a)	4,100	40,713
Caraco Pharmaceutical Laboratories Ltd. (a)	2,074	35,569
Cell Genesys Inc. (a)	19,614	45,112
Centene Corp. (a)	10,109	277,391
Cepheid Inc. (a)	12,430	327,531

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Chemed Corp.	6,012	$335,951
Computer Programs & Systems Inc.	2,284	51,938
Conceptus Inc. (a)	7,600	146,224
Conmed Corp. (a)	7,429	171,684
Corvel Corp. (a)	1,905	43,853
Cross Country Healthcare Inc. (a)	7,789	110,915
CryoLife Inc. (a)	5,400	42,930
Cubist Pharmaceuticals Inc. (a)	13,566	278,239
Cutera Inc. (a)	3,600	56,520
CV Therapeutics Inc. (a)	14,902	134,863
Cyberonics Inc. (a)	5,476	72,064
Cynosure Inc. Class A (a)	2,000	52,920
Cypress Bioscience Inc. (a)	8,201	90,457
Cytokinetics Inc. (a)	6,300	29,799
CytRx Corp. (a)	22,700	64,468
Datascope Corp.	3,437	125,107
Dendreon Corp. (a)	18,855	117,278
Dionex Corp. (a)	4,898	405,848
Discovery Laboratories Inc. (a)	22,300	47,945
Durect Corp. (a)	16,048	103,189
Eclipsys Corp. (a)	11,221	284,004
Emergency Medical Services Corp. Class A (a)	2,500	73,200
Emeritus Corp. (a)	1,100	27,665
Encysive Pharmaceuticals Inc. (a)	17,658	15,009
Enzo Biochem Inc. (a)	6,661	84,861
Enzon Pharmaceuticals Inc. (a)	12,015	114,503
eResearch Technology Inc. (a)	11,137	131,639
ev3 Inc. (a)	11,148	141,691
Exelixis Inc. (a)	24,115	208,112
Genomic Health Inc. (a)	3,800	86,032
Genoptix Inc. (a)	1,400	42,980
Gentiva Health Services Inc. (a)	6,726	128,063
GenVec Inc. (a)	13,500	19,845
Geron Corp. (a)	16,373	92,999
Greatbatch Inc. (a)	4,856	97,071
GTx Inc. (a)	3,572	51,258
Haemonetics Corp. (a)	6,097	384,233
Halozyme Therapeutics Inc. (a)	14,600	103,806
Hansen Medical Inc. (a)	2,815	84,281
HealthExtras Inc. (a)	6,791	177,109
Healthsouth Corp. (a)	19,300	405,300
Healthspring Inc. (a)	10,600	201,930
Healthways Inc. (a)	8,370	489,143
HMS Holdings Corp. (a)	4,500	149,445
Hologic Inc. (a)	29,236	2,006,759
Human Genome Sciences Inc. (a)	32,290	337,108
Hythiam Inc. (a)	6,600	19,338
I-Flow Corp. (a)	5,802	91,556
ICU Medical Inc. (a)	3,532	127,187
Idenix Pharmaceuticals Inc. (a)	6,069	16,386
Illumina Inc. (a)	12,587	745,906

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Immucor Inc. (a)	16,135	$548,429
Immunomedics Inc. (a)	15,500	35,960
Incyte Corp. (a)	22,154	222,648
Indevus Pharmaceuticals Inc. (a)	15,700	109,115
Insulet Corp. (a)	1,065	25,006
Integra LifeSciences Holdings Corp. (a)	4,527	189,817
InterMune Inc. (a)	6,089	81,166
Invacare Corp.	7,704	194,141
inVentiv Health Inc. (a)	7,256	224,646
Inverness Medical Innovations Inc. (a)	16,098	904,386
Isis Pharmaceuticals Inc. (a)	19,302	304,007
Javelin Pharmaceuticals Inc. (a)	9,100	34,034
Kendle International Inc. (a)	3,300	161,436
Kensey Nash Corp. (a)	3,300	98,736
Keryx Biopharmaceuticals Inc. (a)	11,323	95,113
Kindred Healthcare Inc. (a)	7,285	181,979
Kosan Biosciences Inc. (a)	8,700	31,320
KV Pharmaceutical Co. Class A (a)	9,080	259,143
Landauer Inc.	1,980	102,663
LCA-Vision Inc.	4,805	95,956
LHC Group Inc. (a)	3,200	79,936
Lifecell Corp. (a)	7,730	333,240
Ligand Pharmaceuticals Inc. Class B	20,200	97,566
Luminex Corp. (a)	8,138	132,161
Magellan Health Services Inc. (a)	9,653	450,119
MannKind Corp. (a)	9,255	73,670
MAP Pharmaceuticals Inc. (a)	128	2,241
Martek Biosciences Corp. (a)	8,437	249,567
Masimo Corp. (a)	3,223	127,147
Matria Healthcare Inc. (a)	5,178	123,081
Maxygen Inc. (a)	5,179	41,587
Medarex Inc. (a)	29,600	308,432
MedAssets Inc. (a)	131	3,136
Medcath Corp. (a)	2,756	67,687
Medical Action Industries Inc. (a)	4,050	84,443
Medicines Co. (a)	12,110	232,028
Medicis Pharmaceutical Corp.	12,935	335,922
Medivation Inc. (a)	5,500	79,200
Mentor Corp.	8,113	317,218
Meridian Bioscience Inc.	8,908	267,953
Merit Medical Systems Inc. (a)	6,797	94,478
Metabolix Inc. (a)	3,000	71,400
MGI Pharma Inc. (a)	19,397	786,160
Micrus Endovascular Corp. (a)	4,000	78,720
Minrad International Inc. (a)	9,500	30,875
Molina Healthcare Inc. (a)	2,729	105,612
Momenta Pharmaceuticals Inc. (a)	6,611	47,203
MWI Veterinary Supply Inc. (a)	1,700	68,000
Myriad Genetics Inc. (a)	10,770	499,943
Nabi Biopharmaceuticals (a)	15,411	55,634
Nastech Pharmaceutical Co. Inc. (a)	6,743	25,623
National Healthcare Corp.	1,573	81,324
Natus Medical Inc. (a)	5,700	110,295

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Nektar Therapeutics (a)	21,699	$145,600
Neurocrine Biosciences Inc. (a)	9,938	45,119
Neurogen Corp. (a)	6,300	21,735
Nighthawk Radiology Holdings Inc. (a)	5,200	109,460
Northstar Neuroscience Inc. (a)	3,600	33,480
Novacea Inc. (a)	2,200	6,556
Noven Pharmaceuticals Inc. (a)	6,441	89,401
NuVasive Inc. (a)	8,022	317,029
NxStage Medical Inc. (a)	4,100	62,197
Obagi Medical Products Inc. (a)	900	16,461
Odyssey HealthCare Inc. (a)	9,213	101,896
Omnicell Inc. (a)	8,800	236,984
Omrix Biopharmaceuticals Inc. (a)	3,600	125,064
Onyx Pharmaceuticals Inc. (a)	13,027	724,562
OraSure Technologies Inc. (a)	11,075	98,457
Orexigen Therapeutics Inc. (a)	1,337	19,052
Orthofix International NV (a)	3,700	214,489
OSI Pharmaceuticals Inc. (a)	13,500	654,885
Osiris Therapeutics Inc. (a)	2,600	31,252
Owens & Minor Inc.	9,265	393,114
Pain Therapeutics Inc. (a)	8,759	92,845
Palomar Medical Technologies Inc. (a)	4,279	65,554
Par Pharmaceutical Companies Inc. (a)	8,221	197,304
Parexel International Corp. (a)	6,867	331,676
Parkway Properties Inc.	3,645	134,792
Penwest Pharmaceutical Co. (a)	6,149	35,972
Pharmanet Development Group Inc. (a)	4,895	191,933
PharMerica Corp. (a)	6,466	89,748
Pharmion Corp. (a)	6,471	406,767
Phase Forward Inc. (a)	9,207	200,252
Poniard Pharmaceuticals Inc. (a)	4,600	20,286
Pozen Inc. (a)	6,699	80,388
Progenics Pharmaceuticals Inc. (a)	6,169	111,474
Protalix BioTherapeutics Inc. (a)	499	1,697
PSS World Medical Inc. (a)	16,833	329,422
Psychiatric Solutions Inc. (a)	13,374	434,655
Quidel Corp. (a)	7,700	149,919
Radiation Therapy Services Inc. (a)	3,542	109,483
Regeneration Technologies Inc. (a)	7,900	68,572
Regeneron Pharmaceutical Inc. (a)	14,729	355,705
RehabCare Group Inc. (a)	3,594	81,081
Res-Care Inc. (a)	5,788	145,626
Rigel Pharmaceuticals Inc. (a)	8,299	210,712
Salix Pharmaceuticals Ltd. (a)	12,075	95,151
Santarus Inc. (a)	13,600	37,400
Savient Pharmaceuticals Inc. (a)	13,163	302,354
Sciele Pharma Inc. (a)	7,979	163,171
Seattle Genetics Inc. (a)	9,100	103,740
Sirona Dental Systems Inc. (a)	4,400	147,312
Sirtris Pharmaceuticals Inc. (a)	632	8,652
Skilled Healthcare Group Inc. Class A (a)	6,100	89,243
Somaxon Pharmaceuticals Inc. (a)	2,900	15,109
Sonic Innovations Inc. (a)	5,300	40,916

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
SonoSite Inc. (a)	3,969	$133,636
Spectranetics Corp. (a)	8,400	128,772
Stereotaxis Inc. (a)	5,835	71,304
STERIS Corp.	15,604	450,019
Sun Healthcare Group Inc. (a)	10,900	187,153
Sunrise Senior Living Inc. (a)	10,464	321,036
SuperGen Inc. (a)	14,234	51,954
SurModics Inc. (a)	4,000	217,080
Symmetry Medical Inc. (a)	9,008	157,009
Synta Pharmaceuticals Corp. (a)	1,500	10,050
Telik Inc. (a)	13,023	45,190
Tercica Inc. (a)	6,300	42,714
Thoratec Corp. (a)	13,130	238,835
TomoTherapy Inc. (a)	2,200	43,032
TriZetto Group Inc. (a)	10,772	187,110
Trubion Pharmaceuticals Inc. (a)	1,600	16,000
United Therapeutics Corp. (a)	5,005	488,738
Universal American Financial Corp. (a)	11,656	298,277
Valeant Pharmaceuticals International (a)	22,000	263,340
Vanda Pharmaceuticals Inc. (a)	6,700	46,096
Varian Inc. (a)	7,735	505,096
Ventana Medical Systems Inc. (a)	6,418	559,842
ViroPharma Inc. (a)	16,200	128,628
Virtual Radiologic Corp. (a)	800	16,224
Visicu Inc. (a)	2,900	34,423
Vital Images Inc. (a)	4,390	79,327
Vital Signs Inc.	2,324	118,803
VIVUS Inc. (a)	12,200	63,196
Volcano Corp. (a)	5,100	63,801
West Pharmaceutical Services Inc.	7,549	306,414
Wright Medical Group Inc. (a)	8,645	252,175
Xenoport Inc. (a)	5,200	290,576
XOMA Ltd. (a)	29,100	98,649
Zoll Medical Corp. (a)	5,066	135,364
ZymoGenetics Inc. (a)	9,495	110,807

		43,340,128

Industrials (15.58%)
3D Systems Corp. (a)	3,272	50,520
Aaon Inc.	2,532	50,184
AAR Corp. (a)	8,603	327,172
ABM Industries Inc.	10,235	208,692
ABX Air Inc. (a)	15,111	63,164
ACCO Brands Corp. (a)	12,300	197,292
Accuride Corp. (a)	4,967	39,041
Actuant Corp. Class A	12,500	425,125
Acuity Brands Inc.	10,662	479,790
Administaff Inc.	5,399	152,684
Advisory Board Co. (a)	4,678	300,281
Aecom Technology Corp. (a)	9,032	258,044
Aerovironment Inc. (a)	1,204	29,137

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Airtran Holdings Inc. (a)	20,867	$149,408
Alaska Air Group Inc. (a)	9,717	243,022
Albany International Corp. Class A	6,551	243,042
Allegiant Travel Co. (a)	1,610	51,745
Altra Holdings Inc. (a)	1,800	29,934
Ambassadors International Inc.	2,500	36,450
Amerco Inc. (a)	2,688	176,548
American Commercial Lines Inc. (a)	13,000	211,120
American Ecology Corp.	3,846	90,304
American Railcar Industries Inc.	2,300	44,275
American Reprographics Co. (a)	6,521	107,466
American Science & Engineering Inc.	2,281	129,447
American Superconductor Corp. (a)	9,709	265,444
American Woodmark Corp.	3,270	59,449
Ameron International Corp.	2,152	198,307
Ampco-Pittsburgh Corp.	1,900	72,447
AMREP Corp.	500	15,275
AO Smith Corp.	4,929	172,761
Apogee Enterprises Inc.	7,136	122,097
Applied Industrial Technologies Inc.	11,149	323,544
ARGON ST Inc. (a)	3,663	67,985
Arkansas Best Corp.	5,390	118,257
Arrowhead Research Corp. (a)	7,100	26,838
Asset Acceptance Capital Corp.	4,199	43,712
Astec Industries Inc. (a)	4,214	156,719
ASV Inc. (a)	5,774	79,970
Atlas Air Worldwide Holdings Inc. (a)	3,543	192,101
AZZ Inc. (a)	2,500	70,875
Badger Meter Inc.	2,830	127,208
Baldor Electric Co.	10,897	366,793
Barnes Group Inc.	10,544	352,064
Barrett Business Services Inc.	1,200	21,612
Beacon Roofing Supply Inc. (a)	10,385	87,442
Belden Inc.	10,731	477,529
Blount International Inc. (a)	9,194	113,178
BlueLinx Holdings Inc.	2,335	9,177
Bowne & Co. Inc.	7,365	129,624
Brady Corp.	11,579	406,307
Briggs & Stratton Corp.	11,780	266,935
Bucyrus International Inc. Class A	8,721	866,780
Builders Firstsource Inc. (a)	4,100	29,602
Cascade Corp.	2,662	123,677
Casella Waste Systems Inc. (a)	5,945	77,523
CBIZ Inc. (a)	14,036	137,693
CDI Corp.	3,305	80,179
Celadon Group Inc. (a)	6,500	59,540
Cenveo Inc. (a)	12,571	219,615
Ceradyne Inc. (a)	6,420	301,291
Chart Industries Inc. (a)	3,600	111,240
CIRCOR International Inc.	3,721	172,506
Clarcor Inc.	12,267	465,778
Clean Harbors Inc. (a)	4,035	208,609
Coinstar Inc. (a)	7,168	201,779

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Coleman Cable Inc. (a)	2,200	$20,790
Columbus McKinnon Corp. (a)	4,700	153,314
Comfort Systems USA Inc.	8,973	114,675
Commercial Vehicle Group Inc. (a)	5,559	80,605
CompX International Inc.	818	11,959
COMSYS IT Partners Inc. (a)	4,145	65,408
Consolidated Graphics Inc. (a)	2,701	129,162
Cornell Co. Inc. (a)	3,200	74,624
CoStar Group Inc. (a)	4,388	207,333
Courier Corp.	2,001	66,053
CPI Corp.	1,100	25,905
CRA International Inc. (a)	3,015	143,544
Cubic Corp.	3,265	127,988
Curtiss-Wright Corp.	11,028	553,606
Deluxe Corp.	12,300	404,547
DeVry Inc.	14,959	777,270
Diamond Management & Technology Consultants Inc.	7,559	54,954
Dollar Thrifty Automotive Group Inc. (a)	5,712	135,260
Duff & Phelps Corp. Class A (a)	2,300	45,264
Dycom Industries Inc. (a)	9,933	264,714
Dynamex Inc. (a)	3,104	83,994
Dynamic Materials Corp.	3,154	185,771
DynCorp International Inc. Class A (a)	6,600	177,408
Eagle Bulk Shipping Inc.	9,300	246,915
Electro Rent Corp.	3,606	53,549
EMCOR Group Inc. (a)	14,612	345,282
Encore Wire Corp.	5,795	92,256
Energy Conversion Devices Inc. (a)	9,214	310,051
EnergySolutions Inc. (a)	7,200	194,328
EnerSys (a)	6,023	150,334
Ennis Inc.	6,632	119,376
EnPro Industries Inc. (a)	5,448	166,981
ESCO Technologies Inc. (a)	6,010	240,039
Esterline Technologies Corp. (a)	6,948	359,559
Evergreen Solar Inc. (a)	21,670	374,241
Exponent Inc. (a)	4,326	116,975
ExpressJet Holdings Inc. (a)	11,911	29,539
Federal Signal Corp.	10,434	117,069
First Advantage Corp. Class A (a)	2,001	32,956
Flow International Corp. (a)	8,000	74,560
Force Protection Inc. (a)	16,600	77,688
Forward Air Corp.	7,208	224,673
Franklin Electric Co. Inc.	5,098	195,100
Freightcar America Inc.	3,160	110,600
FTI Consulting Inc. (a)	11,262	694,190
Fuel Tech Inc. (a)	4,500	101,925
FuelCell Energy Inc. (a)	17,310	171,715
G&K Services Inc. Class A	4,780	179,346
Gehl Co. (a)	2,679	42,971
Genco Shipping & Trading Ltd.	4,796	262,629
GenCorp Inc. (a)	14,026	163,543
Genesee & Wyoming Inc. (a)	7,988	193,070

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Genlyte Group Inc. (a)	7,044	$670,589
Geo Group Inc. (a)	12,080	338,240
GeoEye Inc. (a)	3,600	121,140
Global Cash Access Holdings Inc. (a)	9,700	58,782
Goodman Global Inc. (a)	8,400	206,136
GrafTech International Ltd. (a)	23,227	412,279
Granite Construction Inc.	8,405	304,093
Great Lakes Dredge & Dock Co.	2,900	25,288
Greenbrier Companies Inc.	3,507	78,066
Griffon Corp. (a)	6,697	83,378
H&E Equipment Services Inc. (a)	3,800	71,744
Hardinge Inc.	2,900	48,662
Healthcare Services Group Inc.	10,491	222,199
Heartland Express Inc.	15,226	215,905
Heico Corp.	5,778	314,785
Heidrick & Struggles International Inc.	4,512	167,440
Herman Miller Inc.	15,800	511,762
Hexcel Corp. (a)	22,774	552,953
Horizon Lines Inc.	7,600	141,664
Houston Wire & Cable Co.	3,700	52,318
Hub Group Inc. (a)	9,774	259,793
Hudson Highland Group Inc. (a)	6,446	54,211
Hurco Companies Inc. (a)	1,500	65,475
Huron Consulting Group Inc. (a)	4,436	357,675
ICT Group Inc. (a)	2,100	25,095
IHS Inc. (a)	7,200	436,032
II-VI Inc. (a)	5,298	161,854
IKON Office Solutions Inc.	26,089	339,679
Innerworkings Inc. (a)	4,752	82,020
Innovative Solutions & Support Inc. (a)	3,416	33,101
Insituform Technologies Inc. (a)	6,256	92,589
Insteel Industries Inc.	4,900	57,477
Integrated Electrical Services Inc. (a)	3,400	63,886
Interface Inc.	13,905	226,930
Interline Brands Inc. (a)	6,939	152,033
Ionatron Inc. (a)	8,195	23,438
Jackson Hewitt Tax Service Inc.	7,692	244,221
Jetblue Airways Corp. (a)	41,500	244,850
Kadant Inc. (a)	3,558	105,566
Kaman Corp.	5,646	207,829
Kaydon Corp.	6,732	367,163
Kelly Services Inc. Class A	5,416	101,063
Kenexa Corp. (a)	6,200	120,404
Kforce Inc. (a)	7,126	69,479
Kimball International Inc. Class B	6,383	87,447
Knight Transportation Inc.	13,796	204,319
Knoll Inc.	11,444	188,025
Korn/Ferry International (a)	10,633	200,113
L.B. Foster Co. (a)	2,900	150,017
Ladish Co. Inc. (a)	3,400	146,846
Lawson Products Inc.	711	26,961
Layne Christensen Co. (a)	3,986	196,151
LECG Corp. (a)	6,628	99,818

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Lindsay Corp.	2,998	$211,929
LSI Industries Inc.	5,290	96,278
M & F Worldwide Corp. (a)	2,764	148,841
Marten Transport Ltd. (a)	4,159	58,018
MasTec Inc. (a)	9,381	95,405
McGrath Rentcorp	5,440	140,080
Medis Technologies Ltd. (a)	5,694	87,858
Mercury Computer Systems Inc. (a)	5,670	91,344
Michael Baker Corp. (a)	2,100	86,310
Middleby Corp. (a)	3,234	247,789
Midwest Air Group Inc. (a)	6,400	94,720
Miller Industries Inc. (a)	2,500	34,225
Mine Safety Appliances Co.	7,318	379,585
Mobile Mini Inc. (a)	8,694	161,187
Moog Inc. Class A (a)	9,243	423,422
MTC Technologies Inc. (a)	2,214	52,029
Mueller Industries Inc.	9,511	275,724
Mueller Water Products Inc.	27,800	264,656
Multi-Color Corp.	1,350	37,085
NACCO Industries Inc.	1,236	123,217
Navigant Consulting Inc. (a)	11,348	155,127
NCI Building Systems Inc. (a)	4,732	136,234
Nordson Corp.	7,672	444,669
Nuco2 Inc. (a)	3,961	98,629
Odyssey Marine Exploration Inc. (a)	10,900	67,471
Old Dominion Freight Line Inc. (a)	6,575	151,948
On Assignment Inc. (a)	9,100	63,791
Orbital Sciences Corp. (a)	13,666	335,090
Pacer International Inc.	8,805	128,553
Park-Ohio Holdings Corp. (a)	1,500	37,650
Patriot Transportation Holding Inc. (a)	200	18,446
PeopleSupport Inc. (a)	6,100	83,448
Perini Corp. (a)	6,218	257,550
PGT Inc. (a)	3,700	17,612
PHH Corp. (a)	12,402	218,771
PICO Holdings Inc. (a)	3,347	112,526
Pike Electric Corp. (a)	3,800	63,688
Pinnacle Airlines Corp. (a)	5,200	79,300
Polypore International Inc. (a)	3,600	63,000
Portfolio Recovery Associates Inc.	3,983	158,006
Powell Industries Inc. (a)	1,535	67,647
Power-One Inc. (a)	16,208	64,670
Preformed Line Products Co.	400	23,800
Raven Industries Inc.	4,192	160,931
RBC Bearings Inc. (a)	5,100	221,646
Regal-Beloit Corp.	7,622	342,609
Republic Airways Holdings Inc. (a)	9,232	180,855
Resources Connection Inc.	11,583	210,347
Robbins & Myers Inc.	3,329	251,772
Rollins Inc.	8,992	172,646
RSC Holdings Inc. (a)	4,300	53,965
Rush Enterprises Inc. Class A (a)	8,568	155,766
Saia Inc. (a)	3,635	48,346

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
SAIC Inc. (a)	39,700	$798,764
Schawk Inc.	3,882	60,249
School Specialty Inc. (a)	5,564	192,236
Simpson Manufacturing Co. Inc.	8,757	232,849
SkyWest Inc.	16,021	430,164
Spherion Corp. (a)	13,893	101,141
Standard Parking Corp. (a)	900	43,641
Standard Register Co.	3,596	41,929
Standex International Corp.	2,827	49,331
Stanley Inc. (a)	1,330	42,587
Sun Hydraulics Corp.	3,000	75,690
Superior Essex Inc. (a)	5,149	123,576
TAL International Group Inc.	3,400	77,418
Taleo Corp. (a)	4,400	131,032
Taser International Inc. (a)	14,892	214,296
TBS International Ltd. Class A (a)	1,500	49,590
Team Inc. (a)	3,600	131,688
Tecumseh Products Co. (a)	4,237	99,188
Teledyne Technologies Inc. (a)	8,559	456,451
TeleTech Holdings Inc. (a)	10,205	217,060
Tennant Co.	4,576	202,671
Tetra Tech Inc. (a)	13,851	297,797
The Gormann-Rupp Co.	2,787	86,954
The Providence Service Corp. (a)	3,099	87,206
Titan International Inc.	5,378	168,116
TransDigm Group Inc. (a)	2,554	115,364
Tredegar Corp.	8,099	130,232
Trex Co. Inc. (a)	3,134	26,576
TriMas Corp. (a)	2,600	27,534
Triumph Group Inc.	3,882	319,683
TrueBlue Inc. (a)	11,110	160,873
TurboChef Technologies Inc. (a)	5,330	87,945
Twin Disc Inc.	1,300	92,001
UAP Holding Corp.	12,121	467,871
Ultrapetrol Bahamas Ltd. (a)	3,200	54,432
United Stationers Inc. (a)	6,954	321,344
Universal Forest Products Inc.	4,010	118,135
Universal Truckload Services Inc. (a)	1,100	21,076
Valmont Industries Inc.	4,532	403,892
Viad Corp.	5,162	163,016
Vicor Corp.	3,808	59,367
Volt Information Sciences Inc. (a)	3,103	56,661
Wabash National Corp.	8,051	61,912
Wabtec Corp.	11,441	394,028
Walter Industries Inc.	12,000	431,160
Waste Connections Inc. (a)	16,240	501,816
Waste Industries USA Inc.	1,400	50,820
Waste Services Inc. (a)	6,057	51,908
Watsco Inc.	5,499	202,143
Watson Wyatt Worldwide Inc.	10,033	465,632
Watts Water Technologies Inc.	7,524	224,215
Werner Enterprises Inc.	11,126	189,476
Woodward Governor Co.	7,355	499,772

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Xerium Technologies Inc.	3,492	$18,158

		48,512,817

Information Technology (17.26%)
3Com Corp (a)	91,971	415,709
3PAR Inc. (a)	1,172	15,002
ACI Worldwide Inc. (a)	9,016	171,665
Acme Packet Inc. (a)	4,600	57,914
Actel Corp. (a)	6,637	90,661
Actuate Corp. (a)	12,900	100,233
Adaptec Inc. (a)	27,524	93,031
Adtran Inc.	14,052	300,432
Advanced Analogic Technologies Inc. (a)	10,300	116,184
Advanced Energy Industries Inc. (a)	9,133	119,460
Advent Software Inc. (a)	5,005	270,770
Agilysys Inc.	7,360	111,283
Airvana Inc. (a)	611	3,318
AMIS Holdings Inc. (a)	14,650	146,793
Amkor Technology Inc. (a)	24,964	212,943
ANADIGICS Inc. (a)	13,700	158,509
Anaren Inc. (a)	4,446	73,315
Anixter International Inc. (a)	7,396	460,549
Ansoft Corp. (a)	4,084	105,571
Ansys Inc. (a)	17,944	743,958
Applied Micro Circuits Corp. (a)	16,862	147,374
Ariba Inc. (a)	19,194	214,013
Arris Group Inc. (a)	31,079	310,168
Art Technology Group Inc. (a)	34,300	148,176
Aruba Networks Inc. (a)	1,500	22,365
AsiaInfo Holdings Inc. (a)	8,500	93,500
Aspen Technology Inc. (a)	21,320	345,810
Asyst Technologies Inc. (a)	12,175	39,691
Atheros Communications (a)	13,123	400,776
ATMI Inc. (a)	8,888	286,638
AuthenTec Inc. (a)	318	4,621
Avanex Corp. (a)	49,000	49,000
Avid Technology Inc. (a)	9,900	280,566
Avocent Corp. (a)	12,032	280,466
Axcelis Technologies Inc. (a)	25,786	118,616
Bankrate Inc. (a)	2,583	124,216
BearingPoint Inc. (a)	46,422	131,374
Bel Fuse Inc.	2,770	81,078
Benchmark Electronics Inc. (a)	16,577	293,910
BigBand Networks Inc. (a)	2,444	12,562
Black Box Corp.	4,455	161,137
Blackbaud Inc.	10,911	305,944
Blackboard Inc. (a)	6,591	265,288
BladeLogic Inc. (a)	1,400	41,398
Blue Coat Systems Inc. (a)	7,778	255,663
Borland Software Corp. (a)	20,101	60,504
Bottomline Technologies Inc. (a)	4,431	62,034
Brightpoint Inc. (a)	12,161	186,793

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Brooks Automation Inc. (a)	17,749	$234,464
Cabot Microelectronics Corp. (a)	5,861	210,469
CACI International Inc. (a)	7,200	322,344
Cass Information Systems Inc.	1,155	38,589
Cavium Networks Inc. (a)	1,161	26,726
Checkpoint Systems Inc. (a)	9,209	239,250
Chordiant Software Inc. (a)	8,560	73,188
Ciber Inc. (a)	11,343	69,306
Cirrus Logic Inc. (a)	22,497	118,784
CMGI Inc. (a)	11,495	150,470
CNET Networks Inc. (a)	36,483	333,455
Cogent Inc. (a)	10,371	115,637
Cognex Corp.	11,561	232,954
Cohu Inc.	6,008	91,922
Commvault Systems Inc. (a)	9,188	194,602
Compellent Technologies Inc. (a)	331	3,982
comScore Inc. (a)	1,428	46,596
Comtech Group Inc. (a)	4,100	66,051
Comtech Telecommunications Corp. (a)	5,497	296,893
Comverge Inc. (a)	928	29,223
Concur Technologies Inc. (a)	10,197	369,233
Conexant Systems Inc. (a)	111,660	92,678
Constant Contact Inc. (a)	1,700	36,550
CPI International Inc. (a)	1,100	18,810
Cray Inc. (a)	8,700	52,113
Credence Systems Corp. (a)	25,841	62,535
CSG Systems International Inc. (a)	11,165	164,349
CTS Corp.	7,641	75,875
CyberSource Corp. (a)	16,463	292,548
Cymer Inc. (a)	8,576	333,864
Daktronics Inc.	7,552	170,449
Data Domain Inc. (a)	2,100	55,314
DealerTrack Holdings Inc. (a)	8,541	285,867
Dice Holdings Inc. (a)	4,018	32,104
Digi International Inc. (a)	6,648	94,335
Digital River Inc. (a)	9,711	321,143
Diodes Inc. (a)	7,489	225,194
Ditech Networks Inc. (a)	8,077	28,027
DivX Inc. (a)	5,000	70,000
Double-Take Software Inc. (a)	2,600	56,472
DSP Group Inc. (a)	7,724	94,233
DTS Inc. (a)	4,884	124,884
Eagle Test Systems Inc. (a)	2,100	26,838
Earthlink Inc. (a)	29,432	208,084
Echelon Corp. (a)	7,144	147,452
Electro Scientific Industries Inc. (a)	6,738	133,749
Electronics for Imaging Inc. (a)	13,608	305,908
EMS Technologies Inc. (a)	4,200	127,008
Emulex Corp. (a)	19,888	324,572
EnerNOC Inc. (a)	630	30,933
Entegris Inc. (a)	27,693	238,991
Entropic Communications Inc. (a)	2,000	14,560
Epicor Software Corp. (a)	13,014	153,305

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
EPIQ Systems Inc. (a)	6,990	$121,696
Equinix Inc. (a)	8,617	870,920
Euronet Worldwide Inc. (a)	11,081	332,430
Exar Corp. (a)	8,467	67,482
Excel Technology Inc. (a)	3,446	93,387
Exlservice Holdings Inc. (a)	4,865	112,284
Extreme Networks Inc. (a)	30,464	107,843
FalconStor Software Inc. (a)	8,916	100,394
FARO Technologies Inc. (a)	3,200	86,976
FEI Co. (a)	8,186	203,258
Finisar Corp. (a)	61,575	89,284
Flir Systems Inc. (a)	32,000	1,001,600
Formfactor Inc. (a)	11,069	366,384
Forrester Research Inc. (a)	3,052	85,517
Foundry Networks Inc. (a)	34,754	608,890
Gartner Inc. (a)	17,051	299,416
Genesis Microchip Inc. (a)	8,307	71,191
Gerber Scientific Inc. (a)	4,500	48,600
Gevity HR Inc.	6,578	50,585
Glu Mobile Inc. (a)	1,700	8,874
Greenfield Online Inc. (a)	5,900	86,199
Harmonic Inc. (a)	19,254	201,782
Harris Stratex Networks Inc. Class A (a)	5,750	96,025
Heartland Payment Systems Inc.	3,300	88,440
Hittite Microwave Corp. (a)	3,600	171,936
Hughes Communications Inc. (a)	1,300	70,993
Hutchinson Technology Inc. (a)	6,528	171,817
Hypercom Corp. (a)	13,541	67,434
i2 Technologies Inc. (a)	4,100	51,660
iBasis Inc.	7,000	35,910
iGate Corp. (a)	6,126	51,887
Imation Corp.	8,159	171,339
Imergent Inc.	3,200	33,888
Immersion Corp. (a)	6,900	89,355
Infinera Corp. (a)	3,897	57,831
Informatica Corp. (a)	21,108	380,366
Information Services Group Inc. (a)	6,200	42,470
Infospace Inc.	7,635	143,538
InfoUSA Inc.	6,625	59,161
Integral Systems Inc.	2,103	48,916
Interactive Intelligence Inc. (a)	2,700	71,145
InterDigital Inc. (a)	11,330	264,329
Intermec Inc. (a)	13,947	283,264
Internap Network Services Corp. (a)	11,190	93,213
Internet Capital Group Inc. (a)	10,321	121,169
InterVoice Inc. (a)	9,677	77,319
Interwoven Inc. (a)	9,661	137,379
Intevac Inc. (a)	5,532	80,435
iPass Inc. (a)	14,828	60,202
IPG Photonics Corp. (a)	2,526	50,495
Isilon Systems Inc. (a)	1,541	7,828
Itron Inc. (a)	7,209	691,848
Ixia (a)	9,203	87,244

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
IXYS Corp. (a)	5,114	$41,014
j2 Global Communications Inc. (a)	11,616	245,911
Jack Henry & Associates Inc.	19,596	476,967
JDA Software Group Inc. (a)	6,932	141,829
Kemet Corp. (a)	20,096	133,236
Keynote Systems Inc. (a)	2,900	40,745
Kulicke & Soffa Industries Inc. (a)	15,228	104,464
L-1 Identity Solutions Inc. (a)	14,147	253,939
Lattice Semiconductor Corp. (a)	28,293	91,952
Lawson Software Inc. (a)	31,084	318,300
Limelight Networks Inc. (a)	4,379	30,171
Lionbridge Technologies Inc. (a)	14,692	52,157
Liquidity Services Inc. (a)	2,200	28,380
Littelfuse Inc. (a)	5,837	192,388
LivePerson Inc. (a)	7,500	40,050
LoJack Corp. (a)	4,914	82,604
LoopNet Inc. (a)	6,600	92,730
Loral Space & Communications Inc. (a)	2,600	89,050
LTX Corp. (a)	15,869	50,463
Macrovision Corp. (a)	12,654	231,948
Magma Design Automation Inc. (a)	9,869	120,500
Manhattan Associates Inc. (a)	7,005	184,652
ManTech International Corp. (a)	4,637	203,193
Marchex Inc. Class B	6,172	67,028
Mattson Technology Inc. (a)	12,652	108,301
MAXIMUS Inc.	4,399	169,845
Measurement Specialties Inc. (a)	3,000	66,300
Mentor Graphics Corp. (a)	19,826	213,724
Mercadolibre Inc. (a)	3,800	280,744
Methode Electronics Inc.	9,667	158,925
Micrel Inc.	14,695	124,173
MICROS Systems Inc. (a)	9,808	688,129
Microsemi Corp. (a)	17,716	392,232
MicroStrategy Inc. (a)	2,225	211,597
Microtune Inc. (a)	12,977	84,740
Midway Games Inc. (a)	7,523	20,763
MIPS Technologies Inc. (a)	10,820	53,667
MKS Instruments Inc. (a)	11,578	221,603
Monolithic Power Systems Inc. (a)	5,025	107,887
Monotype Imaging Holdings Inc. (a)	2,600	39,442
MPS Group Inc. (a)	24,525	268,303
MRV Communications Inc. (a)	32,288	74,908
MSC.Software Corp. (a)	9,500	123,405
MTS Systems Corp.	4,457	190,180
Multi-Fineline Electronix Inc. (a)	2,234	38,738
Ness Technologies Inc. (a)	7,505	69,271
Net 1 UEPS Technologies Inc. (a)	10,500	308,280
Netezza Corp. (a)	395	5,451
Netgear Inc. (a)	7,948	283,505
Netlogic Microsystems Inc. (a)	4,044	130,217
Network Equipment Technologies Inc. (a)	5,500	46,310

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Newport Corp. (a)	9,418	$120,456
Nextwave Wireless Inc. (a)	5,400	29,052
NIC Inc.	7,606	64,195
Novatel Wireless Inc. (a)	7,280	117,936
Nuance Communications Inc. (a)	35,740	667,623
Omniture Inc. (a)	7,200	239,688
Omnivision Technologies Inc. (a)	12,480	195,312
ON Semiconductor Corp. (a)	58,937	523,361
On2 Technologies Inc. (a)	29,000	29,580
Online Resources Corp. (a)	7,318	87,231
OpenTV Corp. Class A (a)	18,400	24,288
Openwave Systems Inc.	19,752	51,355
Oplink Communications Inc. (a)	4,611	70,779
OpNext Inc. (a)	4,672	41,347
Optium Corp. (a)	2,215	17,454
Orbcomm Inc. (a)	5,700	35,853
OSI Systems Inc. (a)	4,065	107,601
Packeteer Inc. (a)	8,494	52,323
Palm Inc.	24,076	152,642
Parametric Technology Corp. (a)	27,294	487,198
Park Electrochemical Corp.	5,188	146,509
PC Connection Inc. (a)	2,900	32,915
PDF Solutions Inc. (a)	5,699	51,348
Pegasystems Inc.	2,200	26,246
Perficient Inc. (a)	7,500	118,050
Pericom Semiconductor Corp. (a)	7,309	136,678
Perot Systems Corp. (a)	21,715	293,152
Photronics Inc. (a)	10,872	135,574
Plantronics Inc.	10,938	284,388
Plexus Corp. (a)	11,133	292,353
PLX Technology Inc. (a)	6,211	57,762
PMC-Sierra Inc. (a)	49,700	325,038
Polycom Inc. (a)	22,023	611,799
Powerwave Technologies Inc. (a)	31,136	125,478
Progress Software Corp. (a)	9,835	331,243
PROS Holdings Inc. (a)	700	13,734
QAD Inc.	2,454	22,920
Quality Systems Inc.	3,668	111,837
Quantum Corp. (a)	43,540	117,123
Quest Software Inc. (a)	17,198	317,131
Rackable Systems Inc. (a)	6,800	68,000
Radiant Systems Inc. (a)	6,614	113,959
Radisys Corp. (a)	5,229	70,069
RealNetworks Inc. (a)	24,379	148,468
Renaissance Learning Inc.	1,792	25,088
RF Micro Devices Inc. (a)	60,247	344,010
RightNow Technologies Inc. (a)	3,694	58,550
Rimage Corp. (a)	2,000	51,900
Rofin-Sinar Technologies Inc. (a)	7,934	381,705
Rogers Corp. (a)	4,065	176,299
Rudolph Technologies Inc. (a)	6,317	71,508
S1 Corp. (a)	14,644	106,901
Safeguard Scientifics Inc. (a)	25,000	45,000

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Sapient Corp. (a)	19,608	$172,746
SAVVIS Inc. (a)	6,800	189,788
Scansource Inc. (a)	6,552	211,957
SeaChange International Inc. (a)	5,800	41,934
Secure Computing Corp. (a)	12,508	120,077
Semitool Inc. (a)	5,645	48,999
Semtech Corp. (a)	15,022	233,141
ShoreTel Inc. (a)	1,239	17,309
SI International Inc. (a)	3,481	95,623
Sigma Designs Inc. (a)	6,696	369,619
Silicon Graphics Inc. (a)	1,200	21,936
Silicon Image Inc. (a)	20,073	90,730
Silicon Storage Technology Inc. (a)	23,984	71,712
SiRF Technology Holdings Inc. (a)	14,338	360,314
Skyworks Solutions Inc. (a)	37,767	321,019
Smart Modular Technologies (WWH) Inc. (a)	11,300	115,034
Smith Micro Software Inc. (a)	7,700	65,219
Sohu.com Inc. (a)	6,204	338,242
Solera Holdings Inc. (a)	5,600	138,768
Sonic Solutions (a)	6,309	65,551
SonicWALL Inc. (a)	15,466	165,796
Sonus Networks Inc. (a)	60,406	352,167
SourceForge Inc. (a)	18,000	44,100
Spansion Inc. Class A (a)	20,600	80,958
SPSS Inc. (a)	4,758	170,860
SRA International Inc. (a)	9,200	270,940
Standard Microsystems Corp. (a)	5,432	212,228
Starent Networks Corp. (a)	2,927	53,418
STEC Inc. (a)	8,700	76,038
Stratasys Inc. (a)	5,214	134,730
SuccessFactors Inc. (a)	307	3,629
Super Micro Computer Inc. (a)	1,407	10,792
Supertex Inc. (a)	2,980	93,244
Switch & Data Facilities Co. (a)	2,474	39,633
Sybase Inc. (a)	21,300	555,717
Sycamore Networks Inc. (a)	44,474	170,780
Sykes Enterprises Inc. (a)	7,569	136,242
Symmetricom Inc. (a)	11,346	53,440
Synaptics Inc. (a)	6,516	268,199
Synchronoss Technologies Inc. (a)	4,100	145,304
SYNNEX Corp. (a)	3,305	64,778
Syntel Inc.	2,605	100,345
Take-Two Interactive Software Inc. (a)	17,000	313,650
Technitrol Inc.	10,180	290,944
TechTarget (a)	1,226	18,120
Techwell Inc. (a)	4,200	46,242
Tekelec (a)	14,437	180,462
Terremark Worldwide Inc. (a)	11,058	71,877
Tessera Technologies Inc. (a)	11,072	460,595
The Knot Inc. (a)	7,000	111,580
TheStreet.com Inc.	4,700	74,824
THQ Inc. (a)	15,509	437,199

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
TIBCO Software Inc. (a)	45,420	$366,539
TNS Inc.	7,005	124,339
Travelzoo Inc. (a)	2,034	27,825
Trident Microsystems Inc. (a)	13,584	89,111
TriQuint Semiconductor Inc. (a)	35,109	232,773
TTM Technologies Inc. (a)	9,960	116,134
Tyler Technologies Inc. (a)	8,090	104,280
Ultimate Software Group Inc. (a)	5,833	183,565
Ultra Clean Holdings Inc. (a)	5,200	63,440
Ultratech Inc. (a)	6,479	73,472
Unica Corp. (a)	1,800	16,650
United Online Inc.	15,237	180,101
Universal Display Corp. (a)	5,433	112,300
UTStarcom Inc. (a)	25,343	69,693
ValueClick Inc. (a)	23,440	513,336
VASCO Data Security International Inc. (a)	6,702	187,120
Veeco Instruments Inc. (a)	8,202	136,973
ViaSat Inc. (a)	5,764	198,455
Vignette Corp. (a)	7,730	112,935
Virtusa Corp. (a)	1,100	19,063
Visual Sciences Inc. (a)	5,333	98,554
Vocus Inc. (a)	3,400	117,402
Volterra Semiconductor Corp. (a)	4,721	52,073
Websense Inc. (a)	10,502	178,324
Wind River Systems Inc. (a)	19,054	170,152
Wright Express Corp. (a)	9,983	354,297
X-Rite Inc. (a)	6,166	71,649
Zoran Corp. (a)	11,494	258,730
Zygo Corp. (a)	4,500	56,070

		53,733,915

Materials (5.64%)
A. Schulman Inc.	7,060	152,143
AbitibiBowater Inc.	12,883	265,519
AEP Industries Inc. (a)	1,400	44,814
AM Castle & Co.	2,389	64,957
AMCOL International Corp.	5,644	203,353
American Vanguard Corp.	3,613	62,686
Apex Silver Mines Ltd. (a)	14,500	220,980
AptarGroup Inc.	16,500	675,015
Arch Chemicals Inc.	6,082	223,514
Balchem Corp.	3,592	80,389
Brush Engineered Materials Inc. (a)	4,852	180,494
Buckeye Technologies Inc. (a)	8,274	103,425
Calgon Carbon Corp. (a)	10,752	170,849
Cambrex Corp.	7,781	65,205
Century Aluminum Co. (a)	6,983	376,663
CF Industries Holdings Inc.	13,200	1,452,792
Chesapeake Corp.	4,594	23,843
Claymont Steel Holdings Inc. (a)	1,700	39,695
Coeur d’Alene Mines Corp. (a)	110,575	546,240

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Compass Minerals International Inc.	7,950	$325,950
Deltic Timber Corp.	2,730	140,568
Esmark Inc. (a)	3,527	49,837
Ferro Corp.	10,340	214,348
Flotek Industries Inc. (a)	4,600	165,784
General Moly Inc. (a)	12,700	148,209
GenTek Inc. (a)	2,500	73,175
Georgia Gulf Corp.	8,211	54,357
Gibraltar Industries Inc.	6,182	95,326
Glatfelter	10,596	162,225
Graphic Packaging Corp. (a)	14,160	52,250
Greif Inc.	7,792	509,363
Haynes International Inc. (a)	2,700	187,650
HB Fuller Co.	13,814	310,124
Headwaters Inc. (a)	9,401	110,368
Hecla Mining Co. (a)	28,691	268,261
Hercules Inc.	27,891	539,691
Innophos Holdings Inc.	4,200	62,496
Innospec Inc.	6,212	106,598
Kaiser Aluminum Corp.	3,500	278,180
Koppers Holdings Inc.	3,800	164,312
Kronos Worldwide Inc.	710	12,390
Landec Corp. (a)	4,300	57,620
LSB Industries Inc. (a)	4,000	112,880
Mercer International Inc.-SBI (a)	8,744	68,466
Metal Management Inc.	6,094	277,460
Minerals Technologies Inc.	4,609	308,573
Myers Industries Inc.	6,045	87,471
Neenah Paper Inc.	3,984	116,134
NewMarket Corp.	3,593	200,094
NL Industries Inc.	1,843	21,065
Northwest Pipe Co. (a)	1,700	66,538
Olin Corp.	17,608	340,363
Olympic Steel Inc.	2,400	76,104
OM Group Inc. (a)	6,969	400,996
PolyOne Corp. (a)	23,048	151,656
Potlatch Corp.	9,234	410,359
Quanex Corp.	8,841	458,848
Rock-Tenn Co. Class A	8,518	216,442
Rockwood Holdings Inc. (a)	8,574	284,828
Royal Gold Inc.	5,631	171,858
RTI International Metals Inc. (a)	5,379	370,774
Schnitzer Steel Industries Inc.	5,184	358,370
Schweitzer-Mauduit International Inc.	3,630	94,053
Senomyx Inc. (a)	7,860	58,871
Sensient Technologies Corp.	10,544	298,184
ShengdaTech Inc. (a)	5,000	72,250
Silgan Holdings Inc.	5,986	310,913
Spartech Corp.	8,304	117,086
Stepan Co.	1,151	37,442
Stillwater Mining Co. (a)	9,999	96,590
Symyx Technologies Inc. (a)	8,469	65,042
Terra Industries Inc. (a)	22,179	1,059,269

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Texas Industries Inc.	6,550	$459,155
Tronox Inc. Class B	10,300	89,095
U.S. Gold Corp. (a)	12,600	37,296
Universal Stainless & Alloy Products Inc. (a)	1,800	64,026
US Concrete Inc. (a)	9,300	30,969
Wausau Paper Corp.	11,826	106,316
Worthington Industries Inc.	16,467	294,430
WR Grace & Co. (a)	16,376	428,724
Zep Inc. (a)	5,331	73,941
Zoltek Companies Inc. (a)	5,005	214,564

		17,549,153

Telecommunication Services (1.44%)
Alaska Communications Systems Group Inc.	10,979	164,685
Atlantic Tele-Network Inc.	1,800	60,804
Cbeyond Inc. (a)	5,200	202,748
Centennial Communications Corp. (a)	6,728	62,503
Cincinnati Bell Inc. (a)	61,385	291,579
Cogent Communications Group Inc. (a)	12,200	289,262
Consolidated Communications
Holdings Inc.	4,800	95,520
FairPoint Communications Inc.	8,040	104,681
FiberTower Corp. (a)	27,600	62,928
General Communication Inc. Class A (a)	13,682	119,717
Global Crossing Ltd. (a)	8,500	187,425
Globalstar Inc. (a)	4,395	35,160
Golden Telecom Inc. (a)	4,024	406,223
ICO Global Communications Holdings Ltd. (a)	22,500	71,550
IDT Corp. Class B	12,063	101,932
Iowa Telecommunications Services Inc.	8,097	131,657
iPCS Inc.	4,000	143,960
North Pittsburgh Systems Inc.	3,085	69,999
NTELOS Holdings Corp.	6,100	181,109
PAETEC Holding Corp. (a)	17,826	173,803
Premiere Global Services Inc. (a)	18,240	270,864
Rural Cellular Corp. Class A (a)	3,100	136,679
Shenandoah Telecommunications Co.	4,638	111,219
SureWest Communications	3,362	57,490
Syniverse Holdings Inc. (a)	5,690	88,650
Time Warner Telecom Inc. (a)	35,016	710,475
USA Mobility Inc. (a)	6,049	86,501
Virgin Mobile USA Inc. (a)	4,176	37,125
Vonage Holdings Corp. (a)	12,900	29,670

		4,485,918

Utilities (2.96%)
Allete Inc.	6,186	244,842
American States Water Co.	4,978	187,571
Aquila Inc. (a)	92,744	345,935

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
Avista Corp.	11,906	$256,455
Black Hills Corp.	9,089	400,825
Cadiz Inc. (a)	2,300	48,300
California Water Service Group	4,304	159,334
Central Vermont Public Service Corp.	2,000	61,680
CH Energy Group Inc.	3,926	174,864
Cleco Corp.	14,184	394,315
Consolidated Water Co. Ltd.	2,900	73,051
El Paso Electric Co. (a)	11,032	282,088
Empire District Electric Co.	7,130	162,421
EnergySouth Inc.	1,312	76,096
Idacorp Inc.	10,455	368,225
ITC Holdings Corp.	10,400	586,768
Laclede Group Inc.	4,688	160,517
MGE Energy Inc.	4,359	154,614
New Jersey Resources Corp.	6,540	327,131
Nicor Inc.	10,824	458,396
Northwest Natural Gas Co.	6,173	300,378
NorthWestern Corp.	9,523	280,929
Ormat Technologies Inc.	2,900	159,529
Otter Tail Corp.	6,466	223,724
Piedmont Natural Gas Co. Inc.	19,200	502,272
PNM Resources Inc.	19,270	413,342
Portland General Electric Co.	6,700	186,126
SJW Corp.	3,348	116,075
South Jersey Industries Inc.	6,550	236,390
Southwest Gas Corp.	10,224	304,368
Southwest Water Co.	6,615	82,820
UIL Holdings Corp.	6,258	231,233
Unisource Energy Corp.	7,811	246,437
Westar Energy Inc.	23,900	619,966
WGL Holdings Inc.	11,900	389,844

		9,216,861

Total Common Stocks
(cost $266,617,395)		304,893,892

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares or principal amount	Value
Short-term Investments (2.01%)
JPMorgan Prime Money Market Fund	5,590,669	$5,590,669
U.S. Treasury Bill, (b) 4.570%, 01/17/2008	$680,000	679,253

Total Short-term Investments
(cost $ 6,269,237)		6,269,922

TOTAL INVESTMENTS (99.92%)
(cost $ 272,886,632)		311,163,814
OTHER ASSETS, NET OF LIABILITIES (0.08%)		238,288

NET ASSETS (100.00%)		$311,402,102

(a)	Non-income producing security.

(b)	At December 31, 2007, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value
Common Stocks (97.95%) (a)
Australia (6.35%)
ABC Learning Centres Ltd.	5,509	$24,779
AGL Energy Ltd.	8,050	93,481
Alumina Ltd.	24,149	133,360
Amcor Ltd.	18,798	113,171
AMP Ltd.	38,014	329,085
Ansell Ltd.	1,967	20,661
Aristocrat Leisure Ltd.	7,763	75,876
Asciano Group	10,499	63,838
Australia & New Zealand Banking Group Ltd.	38,095	909,439
Australian Stock Exchange	3,607	189,414
AXA Asia Pacific Holdings Ltd.	15,030	96,454
Babcock & Brown Ltd.	4,339	101,814
Bendigo Bank Ltd.	4,336	55,799
BHP Billiton Ltd.	67,825	2,365,228
Billabong International Ltd.	2,124	27,431
BlueScope Steel Ltd.	13,165	110,240
Boart Longyear Group (b)	22,645	46,612
Boral Ltd.	12,081	64,268
Brambles Ltd.	28,442	284,888
Caltex Australia Ltd.	2,825	47,587
Centro Properties Group	18,141	15,829
Centro Retail Group	16,015	13,326
CFS Retail Property Trust	24,275	49,526
Challenger Financial Service	5,317	22,974
Coca-Cola Amatil Ltd.	10,774	88,873
Cochlear Ltd.	1,111	72,456
Commonwealth Bank of Australia	26,183	1,346,661
Commonwealth Property Office Fund	21,676	29,182
Computershare Ltd.	10,823	93,136
Crown Ltd. (b)	9,361	110,281
CSL Ltd.	11,349	358,655
CSR Ltd.	18,677	50,451
DB RREEF Trust	54,064	94,146
Downer Edi Ltd.	3,866	18,111
Fairfax Media Ltd.	24,834	101,163
Fortescue Metals Group Ltd. (b)	23,610	155,100
Foster’s Group Ltd.	41,258	235,437
Futuris Corp. Ltd.	7,623	14,264
Goodman Fielder Ltd.	16,201	26,717
Goodman Group	29,957	127,183
GPT Group	42,833	150,388
Harvey Norman Holdings Ltd.	8,815	51,972
Iluka Resources Ltd.	3,484	13,961
ING Industrial Fund	13,683	30,241
Insurance Australia Group Ltd.	35,562	127,680
James Hardie Industries NV	6,878	38,540
Leighton Holdings Ltd.	2,966	156,557
Lend Lease Corp. Ltd.	7,171	108,017
Lion Nathan Ltd.	6,271	52,526
Macquarie Airports	9,991	35,202

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Macquarie Communications Infrastructure Group	4,977	$23,497
Macquarie Group Ltd.	5,622	375,232
Macquarie Infrastructure Group	56,750	149,730
Macquarie Office Trust	32,478	39,610
Mirvac Group	20,714	107,988
National Australia Bank Ltd.	32,587	1,070,774
Newcrest Mining Ltd.	9,384	269,926
Onesteel Ltd.	12,867	68,840
Orica Ltd.	6,346	175,143
Origin Energy Ltd.	16,787	129,289
Oxiana Ltd.	25,187	75,692
Pacific Brands Ltd.	11,294	31,996
Paladin Energy Ltd. (b)	8,760	51,062
Paperlinx Ltd.	6,208	14,349
Perpetual Ltd.	548	31,635
Publishing & Broadcasting Ltd.	3,572	13,055
Qantas Airways Ltd.	16,321	77,357
QBE Insurance Group Ltd.	17,656	511,349
Rio Tinto Ltd.	5,856	679,581
Santos Ltd.	12,339	151,254
Sonic Healthcare Ltd.	6,908	100,557
St George Bank Ltd.	5,081	139,465
Stockland	29,169	213,572
Suncorp-Metway Ltd.	19,144	281,874
Symbion Health Ltd.	10,071	34,929
Tabcorp Holding Ltd.	11,153	143,844
Tatts Group Ltd.	22,000	76,456
Telstra Corp. Ltd.	58,988	241,148
Telstra Corp. Ltd. Installment Receipts	31,571	87,087
Toll Holdings Ltd.	10,622	105,792
Transurban Group	23,430	139,566
Wesfarmers Ltd.	11,413	402,405
Wesfarmers Ltd. PPS (b)	3,355	119,603
Westfield Group	35,672	650,579
Westpac Banking Corp.	38,129	924,913
Woodside Petroleum Ltd.	9,909	433,266
Woolworths Ltd.	24,305	719,026
WorleyParsons Ltd.	3,279	147,356
Zinifex Ltd.	9,550	102,190

		18,052,967

Austria (0.56%)
Andritz AG	636	38,137
BWIN Interactive Entertainment AG (b)	300	11,624
Erste Bank der oesterreichischen Sparkassen AG	3,875	273,110
Flughafen Wien AG	163	18,794
IMMOEAST AG (b)	7,935	85,021
Immofinanz Immobilien Anlagen AG	9,356	94,343
Mayr-Melnhof Karton AG	96	10,371
Meinl European Land Ltd. (b)	5,832	80,063

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Austria (Cont.)
Oest Elektrizatswirts AG Class A	1,590	$110,325
OMV AG	3,260	262,684
Raiffeisen International Bank Holding AG	720	108,017
RHI AG (b)	493	20,110
Telekom Austria AG	7,255	199,990
VoestAlpine AG	2,218	158,673
Wiener Staedtische Versicherung AG	530	42,409
Wienerberger AG	1,495	82,222

		1,595,893

Belgium (1.22%)
Agfa Gevaert NV	2,245	34,190
Barco NV	165	12,579
Bekaert NV	182	24,394
Belgacom SA	3,578	175,966
Cofinimmo	103	19,361
Colruyt SA	226	53,041
Compagnie Maritime Belge SA	295	25,474
Compagnie Nationale a Portefeuille	264	18,967
D’Ieteren NV	69	24,750
Delhaize Group	2,025	177,449
Dexia SA	10,397	260,566
Euronav SA	354	12,505
Fortis	42,011	1,097,800
Fortis Strip (b)	16,804	245
Groupe Bruxelles Lambert SA	1,630	208,082
InBev NV	3,699	306,944
KBC Ancora	221	25,073
KBC GROEP NV	3,730	524,061
Mobistar SA	402	36,604
Omega Pharma SA	317	21,777
Solvay SA	1,193	166,553
Suez SA Strips (b) (c)	1,640	24
UCB SA	2,270	102,868
Umicore	544	134,561

		3,463,834

Denmark (0.92%)
A P Moller-Maersk A/S Class A	5	52,820
A P Moller-Maersk A/S Class B	22	234,655
Bang & Olufsen A/S Class B	178	16,615
Carlsberg A/S Class B	709	85,249
Coloplast A/S Class B	470	40,547
Dampskibsselskabet Torm A/S	400	13,938
Danisco A/S	932	65,771
Danske Bank A/S	9,275	362,090
DSV A/S	3,960	86,532
East Asiatic Co. Ltd. A/S	263	20,334
FLSmidth & Co. A/S Class B	1,059	107,854
GN Store Nord (b)	2,660	20,812
H. Lundbeck A/S	1,015	27,241

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
Jyske Bank A/S (b)	1,072	$84,076
NKT Holding A/S	343	30,774
Novo Nordisk A/S	9,776	637,403
Novozymes A/S Class B	950	107,649
Rockwool International A/S B Shares	133	30,943
Sydbank A/S	1,107	47,341
Topdanmark A/S (b)	375	53,512
Trygvesta A/S	462	34,989
Vestas Wind Systems A/S (b)	3,690	397,958
William DeMant Holding (b)	484	44,400

		2,603,503

Finland (1.83%)
Amer Sports OYJ Class A	1,120	30,134
Cargotec Corp.	526	24,258
Elisa OYJ	3,147	96,067
Fortum OYJ	9,737	436,598
Kesko OYJ	1,473	80,378
Kone Corp. OYJ Class B	1,493	104,048
Konecranes OYJ	832	28,290
Metso OYJ	2,814	152,286
Neste Oil OYJ	2,575	90,781
Nokia OYJ	79,574	3,051,477
Nokian Renkaat OYJ	1,599	55,410
OKO Bank PLC Class A	800	15,229
Orion OYJ Class B	1,088	25,449
Outokumpu OYJ	1,966	60,328
Rautaruukki OYJ	1,714	73,126
Sampo OYJ A Shares	9,024	237,739
SanomaWSOY OYJ	903	25,718
Stora Enso OYJ R Shares	12,322	183,608
Tietoenator Corp. OYJ	1,272	28,401
UPM-Kymmene OYJ	10,891	219,975
Uponor OYJ	962	23,991
Wartsila OYJ Class B	1,470	111,048
YIT OYJ	2,593	56,343

		5,210,682

France (10.61%)
Accor SA	4,279	341,446
Aeroports de Paris (ADP)	678	69,235
Air France-KLM	2,563	89,411
Air Liquide SA	4,972	738,364
Alcatel-Lucent	48,718	353,754
Alstom	2,173	465,899
ArcelorMittal	18,271	1,416,223
Atos Origin SA (b)	1,217	62,765
AXA	31,989	1,273,055
BNP Paribas	17,059	1,847,545
Bouygues	4,706	390,327
Business Objects SA (b)	1,714	104,496
Cap Gemini SA	2,993	187,711

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Carrefour SA	12,269	$953,200
Casino Guichard Perrachon SA	696	75,576
Christian Dior SA	434	56,931
CNP Assurances	768	99,747
Compagnie de Saint-Gobain	5,826	548,036
Compagnie Generale de Geophysique-Veritas (b)	547	154,443
Credit Agricole SA	13,794	464,515
Dassault Systemes SA	1,100	64,989
Eiffage SA (b)	244	23,986
Electricite de France	1,909	226,973
Essilor International SA	4,202	267,550
Eurazeo	142	18,155
European Aeronautic Defence and Space Co.	6,724	214,210
France Telecom SA	37,316	1,336,125
Gaz de France	3,758	219,359
Gecina SA	133	20,828
Groupe DANONE	8,722	780,281
Hermes International SCA	1,459	184,005
Icade	1	70
Icade (EMGP)	236	35,115
Imerys SA	434	35,668
JC Decaux SA (b)	984	38,551
Klepierre	1,335	68,110
L’Oreal SA	5,152	736,416
Lafarge SA	3,108	563,351
Lagardere SCA	2,733	204,304
Legrand SA	509	17,342
LVMH Moet Hennessy Louis Vuitton SA	5,055	609,785
M6 Metropole Television	898	23,558
Michelin Class B	3,010	343,504
Natixis	2,929	56,183
Neopost SA	557	57,275
Neuf Cegetel	342	17,266
PagesJaunes SA	2,005	40,061
Pernod Ricard SA	1,842	424,329
Peugeot SA	3,170	239,771
PPR SA	1,629	261,191
Publicis Groupe SA	3,262	127,388
Renault SA	3,834	542,762
Safran SA	2,411	49,346
Sanofi-Aventis	20,689	1,890,444
Schneider Electric SA	4,485	606,364
SCOR SE	2,670	68,197
SES FDR	2,695	70,685
Societe BIC SA	441	31,528
Societe des Autoroutes Paris	326	31,904
Societe Generale Class A	7,653	1,104,839
Societe Television Francaise 1	2,490	66,268
Sodexho Alliance	1,737	106,452
STMicroelectronics NV	14,125	201,678

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Suez SA	21,212	$1,441,197
Technip SA	1,923	152,681
Thales SA	1,824	108,456
Thomson SA	3,949	55,737
Total SA	43,760	3,616,774
Unibail-Rodamco	1,389	303,821
Valeo SA	1,039	42,646
Vallourec SA	987	266,462
Veolia Environnement	7,149	650,012
Vinci SA	8,486	626,451
Vivendi	23,606	1,081,858
Wendel	229	33,001
Zodiac SA	551	35,161

		30,133,103

Germany (8.90%)
Adidas AG	4,287	318,170
Allianz SE Reg.	9,096	1,956,084
Altana AG	1,078	26,013
Arcandor AG (b)	1,067	25,464
BASF AG	10,017	1,482,749
Bayer AG	14,762	1,347,545
Bayerische Motoren Werke AG	3,137	194,282
Beiersdorf AG	1,499	115,949
Bilfinger Berger AG	789	60,225
Celesio AG	1,639	101,216
Commerzbank AG	12,870	488,773
Continental AG	3,204	418,486
Daimler AG	19,355	1,872,484
Deutsche Bank AG Reg.	10,304	1,343,005
Deutsche Boerse AG	4,022	792,360
Deutsche Lufthansa AG Reg.	4,688	124,739
Deutsche Post AG	16,146	553,395
Deutsche Postbank AG	1,511	134,190
Deutsche Telekom AG	57,669	1,266,959
Douglas Holding AG	411	23,720
E.On AG	12,604	2,674,663
Fresenius Medical Care AG & Co. KGaA	3,918	210,004
GEA Group AG (b)	3,615	125,799
HeidelbergCement AG	167	25,653
Heidelberger Druckmaschinen AG	791	26,369
Henkel KGaA	2,341	119,401
Hochtief AG	857	114,913
Hypo Real Estate Holding AG	3,745	197,465
Infineon Technologies AG (b)	15,133	178,065
IVG Immobilien AG	1,391	47,460
K+S Group AG	677	161,198
Linde AG	2,367	313,064
MAN AG	2,350	389,355
Merck KGaA	1,295	167,175
Metro AG	3,397	285,451
MLP AG	946	14,934

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Muenchener Rueckversicherungs Gesellschaft AG Reg.	4,202	$814,585
Premiere AG (b)	1,320	24,857
Puma AG	98	38,684
Q-Cells AG (b)	927	131,317
Rheinmetall AG	548	43,463
RWE AG	9,053	1,267,023
Salzgitter AG	880	131,282
SAP AG	18,055	927,666
Siemens AG	17,230	2,734,643
Solarworld AG	1,407	85,252
Suedzucker AG	1,266	29,981
ThyssenKrupp AG	7,130	400,585
TUI AG (b)	4,352	121,334
Volkswagen AG	3,236	742,502
Wacker Chemie AG	108	31,096
Wincor Nixdorf AG	524	49,529

		25,270,575

Greece (0.79%)
Alpha Bank AE	7,784	281,368
Coca-Cola Hellenic Bottling Co. SA	3,735	160,898
Cosmote Mobile Telecommunications SA	2,730	103,153
EFG Eurobank Ergasias	6,773	237,255
Greek Org of Football Prognostics SA	4,330	172,804
Hellenic Petroleum SA	2,020	33,067
Hellenic Technodomiki Tev SA	3,380	48,341
Hellenic Telecommunications
Organization SA	6,000	219,086
National Bank of Greece SA	8,022	549,112
Piraeus Bank SA	6,540	253,923
Public Power Corp. SA	1,930	101,076
Titan Cement Co. SA	1,320	59,837
Viohalco, Hellenic Copper and Aluminum Industry SA	1,240	17,881

		2,237,801

Hong Kong (2.36%)
ASM Pacific Technology	4,000	29,074
Bank of East Asia Ltd.	28,248	191,396
Belle International Holdings Ltd.	38,000	56,847
BOC Hong Kong Holdings Ltd.	74,500	206,560
C C Land Holdings Ltd.	18,000	25,745
Cathay Pacific Airways Ltd.	26,000	67,692
Cheung Kong Holdings Ltd.	31,000	566,331
Cheung Kong Infrastructure Holdings Ltd.	7,000	25,983
Chinese Estates Holdings Ltd.	12,000	21,614
CLP Holdings Ltd.	27,700	188,187
Esprit Holdings Ltd.	22,500	331,306
Fosun International (b)	30,000	28,085
Foxconn International Holdings Ltd. (b)	42,000	93,397

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Giordano International Ltd.	22,000	$10,494
Hang Lung Group Ltd.	8,000	43,226
Hang Lung Properties Ltd.	43,000	192,119
Hang Seng Bank Ltd.	15,600	319,315
Henderson Land Development Co. Ltd.	19,881	184,630
Hong Kong & China Gas Co. Ltd.	74,539	227,047
Hong Kong Aircraft Engineering Co. Ltd.	1,200	32,388
Hong Kong Exchanges & Clearing Ltd.	22,000	616,720
Hongkong Electric Holdings Ltd.	28,000	160,233
Hopewell Holdings	12,000	55,017
Hutchison Telecommunications International Ltd.	27,000	40,698
Hutchison Whampoa Ltd.	43,700	492,274
Hysan Development Co. Ltd.	12,136	34,276
Kerry Properties Ltd.	13,134	104,430
Kingboard Chemicals Holdings Ltd.	12,000	70,890
Lee & Man Paper Manufacturing Ltd.	8,000	34,876
Li & Fung Ltd.	44,620	177,881
Lifestyle International Holdings Ltd.	13,000	35,010
Link REIT	39,000	83,967
Melco International Development Ltd.	14,000	20,915
MTR Corp.	27,291	99,488
New World Development Co. Ltd.	47,978	167,965
NWS Holdings Ltd.	7,000	22,199
Orient Overseas International Ltd.	4,400	32,234
Pacific Basin Shipping Ltd.	24,000	38,080
Parkson Retail Group Ltd.	2,000	23,866
PCCW Ltd.	76,118	44,987
Shangri-La Asia Ltd.	22,108	68,755
Shui On Land Ltd.	34,000	39,253
Shun Tak Holdings Ltd.	22,000	34,385
Sino Land Co. Ltd.	24,498	85,784
Sun Hung Kai Properties Ltd.	28,000	588,077
Swire Pacific Ltd. Class A	16,500	226,093
Television Broadcasts Ltd.	4,000	23,908
Tencent Holdings Ltd.	19,000	141,903
Tingyi (Cayman Islands) Holding Corp.	30,000	47,889
Wharf Holdings Ltd.	24,000	124,148
Wharf Holdings Ltd. Rights (b)	3,000	4,117
Wheelock and Co. Ltd.	8,000	24,495
Wing Hang Bank Ltd.	3,000	44,656
Yue Yuen Industrial Holdings Ltd.	12,000	42,972

		6,693,877

Ireland (0.61%)
Allied Irish Banks PLC	17,674	404,566
Anglo Irish Bank Corp. PLC	7,579	120,773
Bank of Ireland	19,888	295,813
C&C Group PLC	5,639	33,741
CRH PLC	11,009	381,642
DCC PLC	850	24,102
Elan Corp. PLC (b)	9,533	208,213

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Ireland (Cont.)
Greencore Group PLC	1,824	$11,974
IAWS Group PLC	1,281	28,272
Kerry Group PLC Class A	2,787	88,834
Kingspan Group PLC	2,310	34,668
Paddy Power PLC	834	27,200
Ryanair Holdings PLC (b)	7,328	49,911
Smurfit Kappa Group PLC (b)	2,371	38,816

		1,748,525

Italy (3.83%)
AEM SpA (b)	7,794	35,688
Alleanza Assicurazioni SpA	8,882	115,163
Arnoldo Mondadori Editore SpA	1,769	14,504
Assicurazione Generali SpA	21,355	964,904
Autogrill SpA	1,491	25,309
Autostrade SpA	5,118	194,062
Banca Carige SpA	3,803	19,398
Banca Monte Dei Paschi di Siena SpA	21,375	113,946
Banca Popolare di Milano Scarl	7,817	105,877
Banco Popolare Scarl (b)	13,793	304,265
Bulgari SpA	2,324	32,579
Enel SpA	87,592	1,039,675
ENI SpA	52,561	1,914,807
Fiat SpA	14,491	372,250
Finmeccanica SpA	5,990	191,835
Fondiaria Sai SpA	1,245	50,979
IFIL Investments SpA	3,120	29,162
Intesa Sanpaolo	155,752	1,223,478
Intesa Sanpaolo RNC	18,229	132,645
Italcementi SpA	1,048	22,398
Lottomatica SpA	1,186	43,345
Luxottica Group SpA	2,548	80,862
Mediaset SpA	15,104	151,881
Mediobanca SpA	10,180	208,832
Mediolanum SpA	3,393	27,134
Parmalat SpA	33,164	127,815
Pirelli & Co. SpA (b)	53,335	58,481
Prysmian SpA (b)	2,505	61,876
Saipem SpA	2,679	106,789
Seat Pagine Gialle SpA	73,367	28,849
Snam Rete Gas SpA	18,594	118,524
Telecom Italia RNC SpA	121,317	287,147
Telecom Italia SpA	217,245	672,304
Terna - Rete Elettrica Nationale SpA	22,687	91,210
UniCredito Italiano SpA (Milan)	147,604	1,211,901
UniCredito Italiano SpA (Xetra)	42,040	347,259
Unione di Banche Italiane Scpa	12,424	340,775
Unipol Gruppo Finanziario SpA	4,321	14,851

		10,882,759

Japan (19.49%)
77 Bank Ltd.	5,000	31,165

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
ACCESS Co. Ltd. (b)	2	$9,024
Acom Co. Ltd.	1,170	23,678
Aderans Holdings Co. Ltd.	600	9,475
Advantest Corp.	3,300	93,473
Aeon Co. Ltd.	13,300	194,347
Aeon Credit Service Co. Ltd.	1,200	17,706
Aeon Mall Co. Ltd.	900	23,660
Aiful Corp.	1,775	31,239
Aioi Insurance Co. Ltd.	6,000	28,369
Aisin Seiki Co. Ltd.	3,900	161,751
Ajinomoto Co. Inc.	14,000	158,719
Alfresa Holdings Corp.	500	30,199
All Nippon Airways Co. Ltd.	12,000	44,297
Alps Electric Co. Ltd.	3,000	38,825
Amada Co. Ltd.	8,000	69,510
Aoyama Trading Co. Ltd.	1,500	38,916
Aozora Bank Ltd.	6,000	17,593
Asahi Breweries Ltd.	8,700	147,008
Asahi Glass Co. Ltd.	19,000	251,722
Asahi Kasei Corp.	24,000	158,664
Asatsu DK Inc.	400	11,157
ASICS Corp.	3,000	43,053
Astellas Pharma Inc.	10,098	438,722
Autobacs Seven Co. Ltd.	400	8,124
Bank of Kyoto Ltd.	6,000	71,104
Bank of Yokohama Ltd.	24,000	167,510
Benesse Corp.	1,500	63,584
Bridgestone Corp.	12,200	215,768
Brother Industries Ltd.	2,000	25,793
Canon Inc.	21,600	990,287
Canon Sales Co. Inc.	1,000	18,613
Casio Computer Co. Ltd.	4,800	55,913
Central Glass Co. Ltd.	3,000	11,339
Central Japan Railway Co.	32	272,477
Chiba Bank Ltd.	16,000	128,967
Chiyoda Corp.	3,000	33,892
Chubu Electric Power Co. Inc.	13,700	356,753
Chugai Pharmaceutical Co. Ltd.	5,700	81,663
Chugoku Electric Power Co. Inc.	2,600	50,633
Circle K Sunkus Co. Ltd.	600	8,884
Citizen Holdings Co. Ltd.	6,300	61,288
Coca-Cola West Holdings Co. Ltd.	500	11,058
Comsys Holdings Corp.	2,000	16,307
Cosmo Oil Co. Ltd.	10,000	37,029
Credit Saison Co. Ltd.	3,100	84,595
CSK Holdings Corp.	1,200	38,742
Dai Nippon Printing Co. Ltd.	12,000	176,068
Daicel Chemical Industries Ltd.	4,000	23,961
Daido Steel Co. Ltd.	5,000	37,324
DAIFUKU Co. Ltd.	1,000	14,121
Daiichi Sanyko Co. Ltd.	14,240	438,915
Daikin Industries Ltd.	5,200	290,543
Dainippon Ink & Chemical Inc.	12,000	59,931

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Daito Trust Construction Co. Ltd.	1,700	$93,429
Daiwa House Industry Co. Ltd.	11,000	140,784
Daiwa Securities Group Inc.	28,000	251,814
Denki Kagaku Kogyo KK	7,000	30,310
Denso Corp.	10,000	407,654
Dentsu Inc.	40	105,408
Dowa Holdings Co. Ltd.	5,000	34,786
eAccess Ltd.	18	11,188
East Japan Railway Co.	69	568,554
Ebara Corp.	4,000	13,602
EDION Corp.	1,000	10,719
Eisai Co. Ltd.	5,200	203,873
Electric Power Development Co. Ltd.	3,100	115,529
Elpida Memory Inc. (b)	1,900	65,074
Familymart Co. Ltd.	1,000	31,369
Fanuc Ltd.	3,800	369,047
Fast Retailing Co. Ltd.	1,100	78,814
Fuji Electric Holdings Co. Ltd.	10,000	34,625
Fuji Heavy Industries Ltd.	5,000	23,200
Fuji Soft Inc.	400	6,313
Fuji Television Network Inc.	8	13,179
FUJIFILM Holdings Corp.	10,000	419,287
Fujikura Ltd.	8,000	40,491
Fujitsu Ltd.	39,000	261,346
Fukuoka Financial Group Inc.	14,000	81,903
Furukawa Electric Co. Ltd.	13,000	50,172
Glory Ltd.	800	18,415
Goodwill Group Inc. (b)	18	2,331
Gunma Bank Ltd.	7,000	46,108
Gunze Ltd.	3,000	13,145
Hakuhodo DY Holdings Inc.	400	22,317
Hankyu Department Stores	2,000	15,579
Hankyu Hanshin Holdings Inc.	24,000	103,776
HASEKO Corp. (b)	18,000	30,791
Hikari Tsushin Inc.	400	13,596
Hino Motors Ltd.	4,000	25,898
Hirose Electric Co. Ltd.	600	68,976
Hitachi Cable Ltd.	2,000	11,823
Hitachi Chemical Co. Ltd.	1,600	36,830
Hitachi Construction Machinery Co. Ltd.	2,200	65,421
Hitachi High-Technologies Corp.	1,000	21,749
Hitachi Ltd.	69,000	513,522
Hitachi Metals Ltd.	1,000	13,522
Hokkaido Electric Power Co. Inc.	3,300	71,259
Hokuhoku Financial Group Inc.	19,000	55,023
Hokuriku Electric Power Co.	1,500	31,340
Honda Motor Co. Ltd.	31,600	1,045,726
House Foods Corp.	800	13,464
Hoya Corp.	8,500	269,403
Ibiden Co. Ltd.	2,700	187,028
Idemitsu Kosan Co. Ltd.	400	42,204
INPEX Holdings Inc.	17	184,816
Isetan Co. Ltd.	4,300	58,025

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Ishikawajima-Harima Heavy Industries Co. Ltd.	28,000	$57,916
Isuzu Motors Ltd.	13,000	58,465
Ito En Ltd.	800	15,247
Itochu Corp.	31,000	299,662
Itochu Techno-Solutions Corp.	400	13,387
J. Front Retailing Co. Ltd. (b)	9,600	84,964
JAFCO Co. Ltd.	500	16,405
Japan Airlines Corp. (b)	15,000	34,076
Japan Petroleum Exploration Co.	500	36,444
Japan Prime Realty Investment Corp.	10	40,065
Japan Real Estate Investment Corp.	8	99,461
Japan Retail Fund Investment Corp.	6	42,621
Japan Steel Works Ltd.	7,000	101,681
Japan Tobacco Inc.	92	544,924
JFE Holdings Inc.	11,800	592,736
JGC Corp.	4,000	68,705
Joyo Bank Ltd.	14,000	78,380
JS Group Corp.	5,300	84,709
JSR Corp.	4,100	105,151
JTEKT Corp.	4,000	71,616
Jupiter Telecommunications Co. Ltd. (b)	40	33,712
Kajima Corp.	19,000	61,776
Kamigumi Co. Ltd.	4,000	28,916
Kaneka Corp.	6,000	49,555
Kansai Electric Power Co. Inc.	15,500	361,671
Kansai Paint Co. Ltd.	3,000	21,693
Kao Corp.	11,000	331,271
Kawasaki Heavy Industries Ltd.	28,000	82,063
Kawasaki Kisen Kaisha Ltd.	12,000	116,699
KDDI Corp.	49	363,189
Keihin Electric Express Railway Co. Ltd.	8,000	49,161
Keio Corp.	11,000	66,735
Keisei Electric Railway Co. Ltd.	4,000	21,376
Keyence Corp.	700	172,199
Kikkoman Corp.	3,000	41,107
Kinden Corp.	2,000	15,663
Kintetsu Corp.	35,000	108,721
Kirin Holdings Co. Ltd.	16,000	235,140
Kobe Steel Ltd.	53,000	171,163
Kokuyo Co. Ltd.	1,300	11,768
Komatsu Ltd.	18,300	491,649
Komori Corp.	1,000	22,075
Konami Corp.	2,000	65,712
Konica Minolta Holdings Inc.	9,500	166,836
Kose Corp.	400	10,658
Kubota Corp.	22,000	148,308
Kuraray Co. Ltd.	7,500	90,641
Kurita Water Industries Ltd.	1,800	54,386
Kyocera Corp.	3,300	292,145
Kyowa Hakko Kogyo Co. Ltd.	5,000	53,494
Kyushu Electric Power Co. Ltd.	7,700	189,357

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Lawson Inc.	1,300	$46,138
Leopalace21 Corp.	2,700	72,670
Mabuchi Motor Co. Ltd.	400	24,054
Makita Corp.	2,400	100,512
Marubeni Corp.	33,000	231,636
Marui Group Co. Ltd.	6,600	65,236
Matsui Securities Co. Ltd.	1,500	11,735
Matsumotokiyoshi Holdings Co. Ltd. (b)	500	12,195
Matsushita Electric Industrial Co. Ltd.	40,000	821,068
Matsushita Electric Works Ltd.	7,400	81,077
Mazda Motor Corp.	8,000	39,664
Mediceo Paltac Holdings Co. Ltd.	2,900	42,875
Meiji Dairies Corp.	4,000	20,413
Meiji Seika Kaisha Ltd.	6,000	25,511
Meitec Corp.	400	12,054
Millea Holdings Inc.	15,200	511,194
Minebea Co. Ltd.	5,000	32,089
Mitsubishi Chemical Holdings Corp.	24,500	187,254
Mitsubishi Corp.	27,400	742,869
Mitsubishi Electric Corp.	39,000	404,636
Mitsubishi Estate Co. Ltd.	24,000	572,799
Mitsubishi Gas Chemical Co. Inc.	8,000	77,961
Mitsubishi Heavy Industries Ltd.	66,000	280,947
Mitsubishi Logistics Corp.	2,000	22,346
Mitsubishi Materials Corp.	23,000	97,289
Mitsubishi Motors Corp. (b)	39,000	65,462
Mitsubishi Rayon Co. Ltd.	11,000	53,121
Mitsubishi UFJ Financial Group Inc.	176,480	1,667,103
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,000	33,129
Mitsui & Co. Ltd.	35,000	732,170
Mitsui Chemicals Inc.	13,000	84,542
Mitsui Engineering & Shipbuilding Co. Ltd.	16,000	61,585
Mitsui Fudosan Co. Ltd.	17,000	367,271
Mitsui Mining & Smelting Co. Ltd.	13,000	51,834
Mitsui OSK Lines Ltd.	22,000	278,617
Mitsui Sumitomo Insurance Co. Ltd.	25,000	242,477
Mitsui Trust Holding Inc.	16,000	122,231
Mitsukoshi Ltd.	6,000	27,190
Mitsumi Electric Co. Ltd.	1,400	46,920
Mizuho Financial Group Inc.	200	954,355
Mizuho Trust & Banking Co. Ltd.	10,000	18,471
Murata Manufacturing Co. Ltd.	4,300	247,358
Namco Bandai Holdings Inc.	4,000	62,159
NEC Corp.	41,000	188,652
NEC Electronics Corp. (b)	500	11,870
NGK Insulators Ltd.	5,000	134,291
NGK Spark Plug Co. Ltd.	4,000	69,479
NHK Spring Co. Ltd.	2,000	18,287
Nichirei Corp.	3,000	12,375
Nidec Corp.	2,300	166,471
Nikko Cordial Corp.	8,200	121,528
Nikon Corp.	7,000	238,545

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nintendo Co. Ltd.	2,000	$1,176,357
Nippon Building Fund Inc.	10	139,892
Nippon Electric Glass Co. Ltd.	6,500	105,921
Nippon Express Co. Ltd.	17,000	86,888
Nippon Kayaku Co. Ltd.	2,000	13,003
Nippon Light Metal Co. Ltd.	6,000	10,408
Nippon Meat Packers Inc.	4,000	40,439
Nippon Mining Holdings Inc.	18,500	117,543
Nippon Oil Corp.	26,000	210,561
Nippon Paper Group Inc.	14	42,246
Nippon Sheet Glass Co. Ltd.	11,000	55,626
Nippon Shokubai Co. Ltd.	2,000	19,197
Nippon Steel Corp.	117,000	717,402
Nippon Telegraph & Telephone Corp.	104	517,881
Nippon Yusen Kabushiki Kaish	23,000	181,511
NIPPONKOA Insurance Co. Ltd.	7,000	63,663
Nishi-Nippon City Bank Ltd.	12,000	29,774
Nishimatsu Construction Co. Ltd.	4,000	11,126
Nissan Chemical Industries Ltd.	3,000	39,199
Nissan Motor Co. Ltd.	46,100	504,038
Nisshin Seifun Group Inc.	3,300	33,237
Nisshin Steel Co. Ltd.	15,000	51,918
Nisshinbo Industries Inc.	3,000	36,644
Nissin Food Products Co. Ltd.	1,700	54,934
Nitori Co. Ltd.	750	36,006
Nitto Denko Corp.	3,500	184,271
NOK Corp.	1,600	33,724
Nomura Holdings Inc.	36,000	604,230
Nomura Real Estate Holdings Inc.	1,000	24,002
Nomura Real Estate Office Fund Inc.	4	37,707
Nomura Research Institute Ltd.	2,500	81,931
NSK Ltd.	8,000	82,147
NTN Corp.	8,000	69,474
NTT Data Corp.	25	110,922
NTT DoCoMo Inc.	327	539,285
NTT Urban Development Corp.	29	46,508
Obayashi Corp.	13,000	65,039
OBIC Co. Ltd.	100	18,438
Odakyu Electric Railway Co. Ltd.	11,000	70,102
Oji Paper Co. Ltd.	18,000	88,589
Oki Electric Industries Co. Ltd. (b)	7,000	10,919
OKUMA Corp.	3,000	31,803
Okumura Corp.	3,000	14,588
Olympus Corp.	5,000	204,131
Omron Corp.	3,700	87,263
Ono Pharmaceutical Co. Ltd.	1,000	46,762
Onward Holdings Co. Ltd.	2,000	20,496
Oracle Corp. Japan	500	21,992
Oriental Land Co. Ltd.	1,000	60,284
Orix Corp.	1,890	318,430
Osaka Gas Co. Ltd.	37,000	145,828
OSG Corp.	1,100	11,969
OTSUKA Corp.	200	17,113

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Pioneer Corp.	2,100	$18,909
Promise Co. Ltd.	1,350	33,298
QP Corp.	1,200	12,504
Rakuten Inc. (b)	125	61,230
Resona Holdings Inc.	118	209,539
Ricoh Co. Ltd.	14,000	256,036
Rinnai Corp.	400	13,039
Rohm Co. Ltd.	2,000	173,817
Ryohin Keikaku Co. Ltd.	300	18,040
Sanken Electric Co. Ltd.	2,000	10,652
Sankyo Co. Ltd.	1,000	46,284
Santen Pharmaceutical Co. Ltd.	1,000	24,703
Sanwa Holdings Corp.	2,000	9,836
Sanyo Electric Co. Ltd. (b)	24,000	32,958
Sapporo Hokuyo Holdings Inc.	5	44,495
Sapporo Holdings Ltd.	5,000	40,331
SBI E*Trade Securities Co. Ltd.	21	19,267
SBI Holdings Inc.	170	45,791
Secom Co. Ltd.	4,200	229,695
Sega Sammy Holdings Inc.	4,426	54,908
Seiko Epson Corp.	2,300	49,073
Seino Holdings Co. Ltd.	2,000	13,481
Sekisui Chemical Co. Ltd.	9,000	60,221
Sekisui House Ltd.	10,000	107,071
Seven & I Holdings Co. Ltd.	16,780	488,352
Sharp Corp.	20,000	357,387
Shikoku Electric Power Co. Inc.	1,700	45,575
Shimachu Co. Ltd.	600	16,934
Shimamura Co. Ltd.	500	42,351
Shimano Inc.	1,200	43,222
Shimizu Corp.	10,000	43,482
Shin-Etsu Chemical Co. Ltd.	8,400	523,320
Shinko Electric Industries Co. Ltd.	700	14,152
Shinko Securities Co. Ltd.	10,000	40,973
Shinsei Bank Ltd.	34,000	123,652
Shionogi & Co. Ltd.	6,000	106,561
Shiseido Co. Ltd.	7,000	165,472
Shizuoka Bank Ltd.	12,000	131,851
Showa Denko K.K.	22,000	78,271
Showa Shell Sekiyu K.K.	3,400	37,599
SMC Corp.	1,200	143,006
Softbank Corp.	15,200	312,293
Sojitz Corp.	22,200	79,314
Sompo Japan Insurance Inc.	17,000	152,718
Sony Corp.	20,300	1,107,936
Sony Financial Holdings Inc. (b)	15	57,434
Square Enix Co. Ltd.	800	24,398
Stanley Electric Co. Ltd.	3,200	79,618
SUMCO Corp.	2,300	65,533
Sumitomo Chemical Co. Ltd.	32,000	283,876
Sumitomo Corp.	21,700	304,144
Sumitomo Electric Industries Ltd.	15,500	244,886
Sumitomo Heavy Industries Ltd.	12,000	109,602

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Sumitomo Metal Industries Ltd.	84,000	$384,800
Sumitomo Metal Mining Co. Ltd.	12,000	203,233
Sumitomo Mitsui Financial Group Inc.	133	985,958
Sumitomo Osaka Cement Co. Ltd.	5,000	9,469
Sumitomo Realty & Development Co. Ltd.	8,000	195,991
Sumitomo Rubber Industries Ltd.	3,000	26,325
Sumitomo Titanium Corp.	200	14,663
Sumitomo Trust & Banking Co. Ltd.	25,000	165,057
Suruga Bank Ltd.	4,000	43,591
Suzuken Co. Ltd.	880	31,378
Suzuki Motor Corp.	4,000	120,130
T&D Holdings Inc.	3,900	198,784
Taiheiyo Cement Corp.	17,000	40,228
Taisei Corp.	14,000	37,720
Taisho Pharmaceutical Co. Ltd.	3,000	57,833
Taiyo Nippon Sanso Corp.	4,000	37,649
Taiyo Yuden Co. Ltd.	2,000	32,008
Takara Holdings Inc.	3,000	18,023
Takashimaya Co. Ltd.	6,000	72,432
Takeda Pharmaceutical Co. Ltd.	17,100	1,000,743
Takefuji Corp.	2,250	54,136
Tanabe Seiyaku Co. Ltd.	4,000	37,222
TDK Corp.	2,600	191,832
Teijin Ltd.	18,000	76,849
Terumo Corp.	3,500	182,784
The Hachijuni Bank Ltd.	7,549	50,811
The Hiroshima Bank Ltd.	9,000	48,662
THK Co. Ltd.	2,200	44,543
TIS Inc.	500	8,614
Tobu Railway Co. Ltd.	17,000	79,289
Toda Corp.	3,000	14,407
Toho Co. Ltd.	2,200	49,231
Toho Titanium Co. Ltd.	400	11,884
Tohoku Electric Power Co. Inc.	8,300	187,047
Tokai Rika Co. Ltd.	1,000	30,885
Tokuyama Corp.	5,000	49,975
Tokyo Broadcasting System Inc.	700	15,023
Tokyo Electric Power Co. Inc.	24,700	640,508
Tokyo Electron Ltd.	3,500	213,072
Tokyo Gas Co. Ltd.	47,000	219,936
Tokyo Seimitsu Co. Ltd.	300	7,290
Tokyo Steel Mfg. Co. Ltd.	1,500	16,615
Tokyo Tatemono Co. Ltd.	6,000	56,376
Tokyu Corp.	23,000	150,422
Tokyu Land Corp.	9,000	77,142
TonenGeneral Sekiyu KK	5,000	49,251
Toppan Printing Co. Ltd.	12,000	117,888
Toray Industries Inc.	28,000	218,310
Toshiba Corp.	62,000	458,358
Tosoh Corp.	11,000	46,971
Toto Ltd.	6,000	47,611

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Toyo Seikan Kaisha Ltd.	3,700	$65,721
Toyo Suisan Kaisha Ltd.	2,000	36,036
Toyoda Gosei Co. Ltd.	1,200	42,367
Toyota Boshoku Corp.	1,000	32,226
Toyota Industries Corp.	3,700	150,274
Toyota Motor Corp.	54,900	2,929,016
Toyota Tsusho Corp.	4,500	121,546
Trend Micro Inc. (B)	2,000	71,262
UBE Industries Ltd.	18,000	61,032
Unicharm Corp.	800	50,575
UNY Co. Ltd.	3,000	25,385
Urban Corp.	3,100	40,985
Ushio Inc.	2,000	43,732
USS Co. Ltd.	350	21,774
Wacoal Holdings Corp.	1,000	13,060
West Japan Railway Co.	36	178,900
Yahoo! Japan Corp.	320	142,953
Yakult Honsha Co. Ltd.	2,000	46,042
Yamada Denki Co. Ltd.	1,700	192,104
Yamaha Corp.	3,700	84,569
Yamaha Motor Co. Ltd.	3,900	93,500
Yamato Holdings Co. Ltd.	8,000	115,196
Yamato Kogyo Co. Ltd.	800	32,999
Yamazaki Baking Co. Ltd.	2,000	19,554
Yaskawa Electric Corp.	4,000	54,054
Yokogawa Electric Corp.	3,900	42,896
Zeon Corp.	3,000	17,926

		55,364,278

Netherlands (2.81%)
Aegon NV	29,939	527,117
Akzo Nobel NV	5,633	452,646
ASML Holding NV (b)	8,303	261,682
Buhrmann NV	1,538	11,947
Corio NV	822	66,377
Fugro NV	1,081	83,337
Hagemeyer NV	7,243	49,453
Heineken Holding NV	837	47,417
Heineken NV	5,196	334,963
ING Groep NV	38,061	1,480,372
Koninklijke Ahold NV (b)	25,119	347,238
Koninklijke DSM NV	2,896	136,575
Koninklijke KPN NV	39,416	716,802
OCE NV (b)	1,230	22,157
Philips Electronics NV	23,237	993,905
QIAGEN NV (b)	2,574	55,871
Randstad Holding NV (b)	1,008	39,323
Reed Elsevier NV	14,673	290,663
SBM Offshore NV	2,616	82,328
TNT NV	8,319	344,528

	Shares	Value
Common Stocks (Cont.)
Netherlands (Cont.)
TomTom NV (b)	898	$67,700
Unilever NV CVA	34,778	1,275,453
Vedior NV - CVA	3,518	89,380
Wereldhave NV	263	28,628
Wolters Kluwer - CVA	5,640	185,194

		7,991,056

New Zealand (0.12%)
Auckland International Airport Ltd.	12,792	28,410
Contact Energy Ltd.	4,623	29,149
Fisher & Paykel Appliances Holdings Ltd. Class H	2,401	6,299
Fisher & Paykel Healthcare Corp. Ltd. Class C	6,712	17,910
Fletcher Building Ltd.	10,482	92,125
Kiwi Income Property Trust	6,353	6,506
Sky City Entertainment Group Ltd.	6,094	21,445
Sky Network Television Ltd.	3,715	17,043
Telecom Corp. of New Zealand Ltd.	32,403	107,815
Vector Ltd.	3,861	6,502

		333,204

Norway (1.07%)
Acergy SA	3,781	83,115
Aker Kvaerner ASA	3,200	84,385
Det Norske Oljeselskap (DNO) ASA (b)	14,050	25,775
DNB NOR ASA	14,428	219,293
Frontline Ltd.	589	28,085
Lighthouse Caledonia ASA (b)	489	464
Marine Harvest (b)	57,550	36,666
Norsk Hydro ASA	14,300	203,444
Ocean Rig ASA (b)	1,650	11,959
Orkla ASA	16,180	309,534
Petroleum Geo-Services ASA (b)	3,231	92,965
Prosafe ASA SE	4,165	71,996
Renewable Energy Corp. AS (b)	3,500	175,406
Schibsted ASA	662	28,550
SeaDrill Ltd. (b)	4,650	112,129
StatoilHydro ASA	25,920	798,975
Stolt-Nielsen SA	507	15,368
Storebrand ASA	8,646	89,621
Tandberg ASA	1,130	23,312
Telenor ASA (b)	17,065	404,592
TGS Nopec Geophysical Co. ASA (b)	1,950	26,561
Tomra Systems ASA	3,082	21,677
Yara International ASA	3,724	171,110

		3,034,982

Portugal (0.36%)
Banco BPI SA	3,627	28,214
Banco Comercial Portugues SA - R	37,248	158,477
Banco Espirito Santo SA Reg.	4,429	96,788

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Portugal (Cont.)
Brisa-Auto Estradas de Portugal SA	5,793	$84,826
CIMPOR-Cimentos de Portugal SGPS SA	4,281	37,337
Energias de Portugal SA	41,029	268,392
Jeronimo Martins SGPS SA	3,255	25,814
Portugal Telecom SGPS SA	16,121	211,061
PT Multimedia Servicos	4,208	58,520
Sonae Industria SGPS SA New (b)	809	7,851
Sonae SGPS SA	11,939	34,348

		1,011,628

Singapore (1.07%)
Allgreen Properties Ltd.	9,000	9,170
Ascendas Real Estate Investment Trust	18,900	31,997
Capitacommercial Trust	11,000	18,441
Capitaland Ltd.	32,000	137,682
Capitamall Trust	22,000	52,166
City Developments Ltd.	12,000	116,870
Comfortdelgro Corp. Ltd.	43,000	54,041
Cosco Corp. Singapore Ltd.	14,000	55,273
DBS Group Holdings Ltd.	23,652	335,704
Fraser and Neave Ltd.	19,800	80,217
Haw Par Corp. Ltd.	2,792	13,627
Jardine Cycle & Carriage Ltd.	2,044	30,521
Keppel Corp. Ltd.	24,000	213,864
Keppel Land Ltd.	9,000	45,032
Neptune Orient Lines Ltd.	8,000	21,506
Noble Group Ltd.	12,000	19,965
Olam International Ltd.	9,000	17,704
Oversea-Chinese Banking Corp.	48,840	278,373
Parkway Holdings Ltd.	10,500	28,535
Sembcorp Industries Ltd.	15,220	60,495
Sembcorp Marine Ltd.	16,800	46,475
Singapore Airlines Ltd.	11,267	135,354
Singapore Exchange Ltd.	17,000	155,735
Singapore Land Ltd.	2,000	10,965
Singapore Petroleum Co. Ltd.	2,000	10,441
Singapore Post Ltd.	15,000	11,579
Singapore Press Holdings Ltd.	30,000	93,147
Singapore Technologies Engineering Ltd.	30,000	77,378
Singapore Telecommunications Ltd.	166,450	457,965
SMRT Corp. Ltd.	17,000	19,723
United Overseas Bank Ltd.	25,392	347,764
UOL Group Ltd.	5,639	17,496
Venture Corp. Ltd.	4,000	35,084
Wing Tai Holdings Ltd.	8,800	16,274

		3,056,563

Spain (4.29%)
Abertis Infraestructuras SA	5,256	167,467

	Shares	Value
Common Stocks (Cont.)
Spain (Cont.)
Acciona SA	589	$185,240
Acerinox SA	3,480	85,086
ACS Actividades de Cons y Serv	4,344	256,796
Aguas de Barcelona Class A	1,117	44,842
Altadis SA	5,206	377,058
Antena 3 de Television SA	1,225	18,673
Banco Bilbao Vizcaya Argentaria SA	75,604	1,837,178
Banco de Sabadell SA	9,566	103,278
Banco Popular Espanol SA	16,924	287,927
Banco Santander SA	126,730	2,732,149
Bankinter SA	2,604	47,469
Cintra Concesiones de Infraestructurasde Transporte SA	3,998	59,938
Fomento de Construcciones y Contratas SA	821	61,230
Gamesa Corp Technologica SA	3,392	156,665
Gas Natural SDG SA	2,248	130,986
Gestevision Telecinco SA	2,014	51,103
Grupo Ferrovial SA	1,278	89,194
Iberdrola Renovables (b)	8,317	68,579
Iberdrola SA	75,648	1,143,951
Iberia (Lineas Aer de Espana)	8,355	36,206
Inditex SA	4,448	268,660
Indra Sistemas SA	2,428	65,727
Mapfre SA	8,921	39,069
Promotora de Infomaciones SA	1,117	20,720
Red Electrica de Espana	2,126	133,973
Repsol YPF SA	16,074	572,371
Sacyr Vallehermoso SA	1,702	65,398
Sogecable SA (b)	842	33,571
Telefonica SA	87,046	2,816,594
Union Fenosa SA	2,212	149,047
Zardoya Otis SA	2,140	59,962
Zeltia SA	2,016	17,717

		12,183,824

Sweden (2.30%)
Alfa Laval AB	1,827	102,549
ASSA ABLOY AB Class B	6,742	135,155
Atlas Copco AB Class A	13,012	193,334
Atlas Copco AB Class B	6,442	87,768
Axfood AB	402	16,125
Billerud Aktiebolag	843	8,671
Boliden AB	5,800	72,115
Castellum AB	1,964	20,315
D. Carnegie & Co. AB	700	13,558
Electrolux AB Series B	5,534	91,757
Elekta AB Class B	1,455	24,190
Eniro AB	3,094	27,483
Ericsson LM Class B	303,688	710,558
Fabege AB	3,172	32,246
Getinge AB Class B	3,517	93,993

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Hennes & Mauritz AB Class B	9,648	$582,590
Hoganas AB Class B	301	6,366
Holmen AB Class B	780	28,855
Husqvarna AB Class B	5,534	65,527
Investor AB B Shares	3,700	83,723
Kungsleden AB	1,600	17,722
Lundin Petroleum AB (b)	3,010	31,263
Millicom International Cellular SA (b)	500	56,854
Modern Times Group MTG AB Class B	727	50,435
Nobia AB	1,500	13,238
Nordea Bank AB	41,942	702,657
OMX AB (b)	1,374	55,756
Oriflame Cosmetics SA	400	25,454
Sandvik AB	19,414	332,820
SAS AB (b)	1,227	15,665
Scania AB Class B	6,576	156,020
Securitas AB Class B	6,632	92,202
Securitas Direct AB Class B (b)	6,632	26,718
Securitas Systems AB Class B	6,632	23,420
Skandinaviska Enskilda Banken AB Class A	9,560	243,963
Skanska AB Class B	8,198	153,371
SKF AB Class B	6,879	115,909
SSAB Svenskt Stal AB Series A	4,187	112,957
SSAB Svenskt Stal AB Series B	2,051	49,975
Svenska Cellulosa AB B Shares	11,399	201,246
Svenska Handelsbanken AB A Shares	9,892	316,100
Swedbank AB - A Shares	3,000	84,395
Swedish Match AB	5,442	129,519
Tele2 AB Class B	6,180	122,943
TeliaSonera AB	45,432	424,304
Trelleborg AB Class B	1,248	26,037
Volvo AB Class A	10,300	171,285
Volvo AB Class B	22,350	373,834
Wihlborgs Fastigheter AB	434	7,770

		6,530,710

Switzerland (6.61%)
ABB Ltd.	44,348	1,277,273
Actelion Ltd. Reg. (b)	1,720	78,488
Adecco SA Reg.	2,572	138,111
Ciba Specialty Chemicals AG	1,189	54,921
Compagnie Financiere Richemont AG Class A	10,649	726,776
Credit Suisse Group	21,331	1,282,666
EFG International Reg.	665	26,767
Geberit AG Reg. (b)	780	106,136
Givaudan SA Reg.	129	124,366
Holcim Ltd.	4,290	456,830
Julius Baer Holding AG Reg.	2,026	166,067
Kudelski SA Bearer	497	9,780
Kuehne & Nagel International AG Reg.	1,139	109,252

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Kuoni Reisen Holding AG Reg.	38	$19,751
Lindt & Spruengli AG	14	48,186
Logitech International SA (b)	3,067	111,890
Lonza Group AG	782	94,475
Nestle SA	7,973	3,657,232
Nobel Biocare Holding AG (b)	463	123,175
Novartis AG	47,107	2,573,417
OC Oerlikon Corp. AG Reg. (b)	97	40,418
Pargesa Holding SA	189	21,095
Phonak Holding AG	966	108,341
PSP Swiss Property AG (b)	726	36,534
Rieter Holding AG	62	27,335
Roche Holding AG	14,257	2,461,927
Schindler Holding AG	750	48,077
SGS SA	96	114,327
Straumann Holding AG	119	32,632
Sulzer AG	64	94,016
Swiss Life Holding Reg. (b)	617	153,803
Swiss Reinsurance	7,270	513,765
Swisscom AG	453	176,643
Syngenta AG Reg.	2,140	542,470
Synthes Inc.	1,203	149,415
The Swatch Group AG Class B	663	199,103
The Swatch Group AG Reg. (b)	1,009	59,401
UBS AG Reg.	42,143	1,941,051
Zurich Financial Services AG Reg.	2,955	866,331

		18,772,243

United Kingdom (21.85%)
3i Group PLC	7,767	153,496
Aggreko PLC	2,597	27,213
Alliance & Leicester PLC	3,425	42,767
AMEC PLC	7,003	116,863
Anglo American PLC	26,927	1,631,470
Antofagasta PLC	3,547	50,193
ARM Holdings PLC	25,858	63,654
Arriva PLC	2,404	37,360
Associated British Foods PLC	3,260	58,045
AstraZeneca PLC	30,118	1,293,956
Aviva PLC	53,570	712,625
BAE Systems PLC	70,318	696,532
Balfour Beatty PLC	9,541	94,200
Barclays PLC	137,592	1,387,003
Barratt Developments PLC	6,318	56,718
BBA Aviation PLC	6,603	26,991
BG Group PLC	68,718	1,573,706
BHP Billiton PLC	46,698	1,421,333
Biffa PLC	4,580	29,741
Bovis Homes Group PLC	1,750	21,267
BP PLC	385,792	4,705,714
British Airways PLC (b)	11,408	69,603
British American Tobacco PLC	31,090	1,213,146

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
British Energy Group PLC	20,667	$225,891
British Land Co. PLC	10,771	201,609
British Sky Broadcasting Group PLC	23,394	287,230
Brixton PLC	3,680	21,339
BT Group PLC	165,814	894,073
Bunzl PLC	7,398	104,421
Burberry Group PLC	9,133	103,033
Cadbury Schweppes PLC	41,586	507,523
Capita Group PLC	12,147	168,086
Carnival PLC	3,475	152,524
Carphone Warehouse Group PLC	6,679	45,358
Cattles PLC	6,251	36,303
Centrica PLC	74,691	531,044
Charter PLC	2,022	31,792
Close Brothers Group PLC	1,821	34,493
Cobham PLC	20,365	84,594
Compass Group PLC	39,773	242,242
Cookson Group PLC	2,556	35,382
CSR PLC (b)	1,871	22,204
Daily Mail & General Trust Class A NV	5,336	52,640
De La Rue PLC	2,065	40,071
Diageo PLC	53,868	1,154,141
DSG International PLC	37,880	74,751
Electrocomponents PLC	6,845	28,131
EMAP PLC	3,872	70,552
Enterprise Inns PLC	11,784	114,039
Experian Group Ltd.	21,172	166,914
FirstGroup PLC	9,085	146,376
FKI PLC	9,705	11,398
Friends Provident PLC	33,489	109,006
Galiform PLC (b)	9,514	16,820
GKN PLC	13,265	74,002
GlaxoSmithKline PLC	114,438	2,900,932
Great Portland Estates PLC	2,365	21,995
Group 4 Securicor PLC	22,225	108,438
Hammerson PLC	5,537	112,635
Hays PLC	30,718	70,922
HBOS PLC	75,083	1,089,757
Home Retail Group PLC	17,524	113,679
HSBC Holdings PLC	238,576	4,011,232
ICAP PLC	10,458	150,426
IMI PLC	5,962	46,684
Imperial Chemical Industries PLC (d)	24,541	326,696
Imperial Tobacco Group PLC	13,777	743,771
Inchcape PLC	7,447	55,890
InterContinental Hotels Group PLC	6,063	105,460
International Power PLC	30,916	278,168
Intertek Group PLC	1,592	31,370
Invensys PLC (b)	15,185	68,030
Investec PLC	7,093	62,966
ITV PLC	77,395	130,913
J Sainsbury PLC	31,471	264,676
Johnson Matthey PLC	4,025	149,963

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Kazakhmys PLC	1,893	$51,121
Kelda Group PLC	5,074	109,210
Kesa Electricals PLC	9,288	42,816
Kingfisher PLC	46,272	132,441
Ladbrokes PLC	11,348	72,301
Land Securities Group PLC	9,658	288,888
Legal and General Group PLC	133,939	347,245
Liberty International PLC	5,151	109,850
Lloyds TSB Group PLC	112,950	1,061,640
LogicaCMG PLC	30,231	70,532
London Stock Exchange Group	3,342	131,076
Lonmin PLC	1,474	90,104
Man Group PLC	28,282	320,454
Marks & Spencer Group PLC	34,774	384,215
Meggitt PLC	13,065	86,304
Misys PLC	7,550	27,420
Mondi PLC	7,165	59,847
National Express Group PLC	2,410	59,167
National Grid PLC	53,229	881,147
Next PLC	4,501	144,712
Old Mutual PLC	103,153	343,041
PartyGaming PLC (b)	10,583	6,096
Pearson PLC	16,658	240,791
Persimmon PLC	5,386	85,644
Premier Farnell PLC	5,332	15,475
Prudential PLC	50,404	708,410
Punch Taverns PLC	5,336	81,056
Rank Group PLC	6,640	12,008
Reckitt Benckiser Group PLC	12,383	718,240
Reed Elsevier PLC	25,495	341,777
Rentokil Intial PLC	36,225	86,238
Resolution PLC	13,804	195,029
Reuters Group PLC	25,805	325,662
Rexam PLC	12,872	106,976
Rio Tinto PLC	20,240	2,126,149
Rolls-Royce Group PLC (b)	36,961	400,430
Royal Bank of Scotland Group PLC	203,339	1,792,040
Royal Dutch Shell PLC Class A	73,564	3,099,731
Royal Dutch Shell PLC Class B	55,680	2,316,748
SABMiller PLC	18,378	514,833
Sage Group PLC	27,438	125,104
Schroders PLC	1,750	44,817
Scottish & Newcastle PLC	15,828	231,723
Scottish & Southern Energy PLC	17,569	571,817
Segro PLC	7,972	74,028
Serco Group PLC	10,387	95,429
Severn Trent PLC	4,312	130,896
Shire PLC (b)	5,368	123,206
Signet Group PLC	37,383	51,902
Smith & Nephew PLC	18,655	213,631
Smiths Group PLC	8,052	161,245
SSL International PLC	2,302	24,375

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Stagecoach Group PLC	7,618	$42,727
Standard Chartered PLC	13,665	497,800
Standard Life PLC	41,178	205,871
Tate & Lyle PLC	8,919	79,272
Taylor Wimpey PLC	22,333	89,779
Tesco PLC	160,342	1,522,426
The Berkeley Group Holdings PLC (b)	1,551	41,626
The Davis Service Group PLC	2,333	23,665
Thomas Cook Group PLC	8,460	46,885
Tomkins PLC	15,729	55,223
Travis Perkins PLC	2,084	49,667
Trinity Mirror PLC	4,523	31,082
Tui Travel PLC (b)	8,842	51,607
Tullett Prebon PLC	2,474	22,810
Tullow Oil PLC	14,032	181,915
Unilever PLC	26,376	987,390
United Utilities PLC	17,625	264,380
Vedanta Resources PLC	1,308	52,968
Vodafone Group PLC	1,071,140	4,013,503
Whitbread PLC	3,892	106,831
William Hill PLC	7,600	79,258
William Morrison Supermarkets PLC	23,426	149,395
Wolseley PLC	13,638	200,135
WPP Group PLC	23,118	295,617
Xstrata PLC	12,879	902,052
Yell Group PLC	15,206	120,958

		62,066,060

Total Common Stocks
(cost $195,278,286)		278,238,067

	Shares	Value
Preferred Stocks (0.40%) (a)
Germany (0.37%)
Fresenius SE PFD	623	$51,659
Henkel KGaA	3,810	213,734
Porsche AG PFD	170	342,682
ProSiebenSat.1 Media AG	1,523	36,348
RWE AG-Non Voting PFD	640	77,672
Volkswagen AG PFD	2,207	323,723

		1,045,818

Italy (0.03%)
IFI - Istituto Finanziario Industriale SpA (b)	1,010	34,344
Unipol Gruppo Finanziario SpA	16,596	52,373

		86,717

Total Preferred Stocks
(cost $565,004)		1,132,535

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Principal amount	Value
Repurchase Agreement (0.58%)
State Street Bank & Trust Co. Repurchase Agreement, (e) 2.550%, agreement date 12/31/2007, to be repurchased at $1,636,491 on 01/02/2008	$1,636,260	$1,636,260

Total Repurchase Agreement
(cost $1,636,260)		1,636,260

TOTAL INVESTMENTS (98.93%)
(cost $197,479,550)		281,006,862
CASH (f) AND OTHER ASSETS, NET OF LIABILITIES (1.07%)		3,041,231

NET ASSETS (100.0%)		$284,048,093

(a)	The Fund used values provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the Valuation Procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	These shares may only be resold to qualified institutional buyers in transactions exempt from registration.

(d)	In accordance with the Trust’s Valuation Procedures, SFIMC determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(e)	Repurchase agreement is fully collateralized by a U.S. Government Agency Security with a coupon rate of 4.50%, a maturity date of December 1, 2020, and a market value of $1,671,862 as of December 31, 2007.

(f)	At December 31, 2007, cash has been pledged to cover, in whole or in part, initial margin requirements for open future contracts.

FDR - Fiduciary Depository Receipt

INTERNATIONAL INDEX FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$102,862,216	36.61%
British Pound	62,066,060	22.09
Japanese Yen	55,364,278	19.70
Swiss Franc	18,772,243	6.68
Australian Dollar	18,052,967	6.42
Hong Kong Dollar	6,693,877	2.38
Swedish Krona	6,530,710	2.32
Singapore Dollar	3,056,563	1.09
Norwegian Krone	3,034,982	1.08
Danish Krone	2,603,503	0.93
United States Dollar	1,636,259	0.58
New Zealand Dollar	333,204	0.12

Total Investments	$281,006,862	100.00%

INTERNATIONAL INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$74,898,218	26.36%
Industrials	32,460,996	11.42
Consumer Discretionary	31,151,644	10.97
Materials	27,893,796	9.82
Consumer Staples	23,707,840	8.35
Energy	22,375,887	7.88
Health Care	17,743,599	6.25
Telecommunication Services	17,350,713	6.11
Utilities	16,568,364	5.83
Information Technology	15,219,545	5.36

Total Stocks	279,370,602	98.35
Repurchase Agreement	1,636,260	0.58
Cash and Other Assets, Net of Liabilities	3,041,231	1.07

Net Assets	$284,048,093	100.00%

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value
Registered Investment Companies (95.82%)
State Farm Mutual Fund Trust Bond Fund Institutional Shares (42.96%) (a)	8,013,202	$84,218,756
State Farm Mutual Fund Trust Equity Fund Institutional Shares (52.86%) (a)	13,745,550	103,641,447

Total Registered Investment Companies
(cost $190,960,851)		187,860,203

TOTAL INVESTMENTS (95.82%)
(cost $190,960,851)		187,860,203
CASH AND OTHER ASSETS, NET OF LIABILITIES (4.18%)		8,189,855

NET ASSETS (100.00%)		$196,050,058

(a)	The Equity and Bond Fund’s investment adviser is an affiliate of the issuer.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Principal amount	Value
Corporate Bonds (63.49%)
Aerospace/Defense (0.32%)
General Dynamics Corp.
4.250%, 05/15/2013	$1,000,000	$980,821

Agriculture, Foods, & Beverage (4.75%)
Kellogg Co.
2.875%, 06/01/2008	500,000	495,247
Sara Lee Corp.
2.750%, 06/15/2008	1,000,000	989,297
Kraft Foods Inc.
4.125%, 11/12/2009	1,000,000	991,374
WM Wrigley Jr. Co.
4.300%, 07/15/2010	1,000,000	1,005,777
ConAgra Inc.
7.875%, 09/15/2010	333,000	357,426
Kellogg Co.
6.600%, 04/01/2011	500,000	529,830
PepsiAmericas Inc.
5.625%, 05/31/2011	500,000	520,830
Hershey Co.
5.300%, 09/01/2011	500,000	517,110
General Mills Inc.
6.000%, 02/15/2012	500,000	512,751
Pepsico Inc.
5.150%, 05/15/2012	1,000,000	1,038,277
PepsiAmericas Inc.
5.750%, 07/31/2012	500,000	522,449
Bottling Group LLC
4.625%, 11/15/2012	500,000	501,594
Kellogg Co.
5.125%, 12/03/2012	500,000	504,187
Kraft Foods Inc.
6.000%, 02/11/2013	500,000	514,052
Pepsico Inc.
4.650%, 02/15/2013	500,000	503,358
Coca-Cola Bottling Co.
5.300%, 04/01/2015	500,000	503,920
Hershey Co.
5.450%, 09/01/2016	500,000	508,937
General Mills Inc.
5.700%, 02/15/2017	1,000,000	987,366
PepsiAmericas Inc.
5.000%, 05/15/2017	500,000	480,981
Coca-Cola Co.
5.350%, 11/15/2017	2,000,000	2,049,084
Kraft Foods Inc.
6.125%, 02/01/2018	500,000	503,823

		14,537,670

Automotive (0.98%)
Ford Motor Credit Co.
4.950%, 01/15/2008	1,000,000	999,332
Toyota Motor Credit Corp.
2.875%, 08/01/2008	1,000,000	986,816

	Principal amount	Value
Corporate Bonds (Cont.)
Automotive (Cont.)
Ford Motor Credit Co.
5.625%, 10/01/2008	$500,000	$485,448
Daimler Chrysler North America
6.500%, 11/15/2013	500,000	522,502

		2,994,098

Banks (5.08%)
Bank One Corp.
2.625%, 06/30/2008	1,000,000	988,420
Bank of America Corp.
3.250%, 08/15/2008	1,000,000	993,761
Bank of New York
5.050%, 03/03/2009	500,000	500,062
Wells Fargo & Co.
4.200%, 01/15/2010	1,000,000	993,682
Bank of America Corp.
4.250%, 10/01/2010	1,000,000	993,688
Wells Fargo & Co.
4.875%, 01/12/2011	500,000	506,722
Bank of New York Mellon Corp.
4.950%, 01/14/2011	1,000,000	1,008,039
Wachovia Corp.
5.350%, 03/15/2011	500,000	506,296
Charter One Bank FSB
5.500%, 04/26/2011	1,000,000	1,034,273
Royal Bank of Canada
5.650%, 07/20/2011	500,000	519,645
Barclays Bank PLC
5.450%, 09/12/2012	1,000,000	1,024,985
Deutsche Bank AG London
5.375%, 10/12/2012	500,000	512,329
SunTrust Banks Inc.
5.250%, 11/05/2012	500,000	503,802
Wachovia Corp.
5.700%, 08/01/2013	500,000	506,372
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	501,422
US Bank NA
4.950%, 10/30/2014	500,000	487,562
Fifth Third Bank
4.750%, 02/01/2015	500,000	468,711
SunTrust Banks Inc.
5.000%, 09/01/2015	500,000	478,964
Wachovia Bank NA
5.600%, 03/15/2016	500,000	490,630
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	507,292
Wachovia Corp.
5.750%, 06/15/2017	500,000	496,943
Deutsche Bank AG London
6.000%, 09/01/2017	1,000,000	1,036,973

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
Suntrust Banks Inc.
6.000%, 09/11/2017	$500,000	$502,353

		15,562,926

Building Materials & Construction (2.11%)
Lafarge SA
6.150%, 07/15/2011	500,000	514,336
CRH America Inc.
5.625%, 09/30/2011	500,000	505,248
Cooper Industries Inc.
5.250%, 11/15/2012	1,000,000	1,030,178
Hanson Australia Funding
5.250%, 03/15/2013	500,000	498,859
Leggett & Platt Inc.
4.700%, 04/01/2013	500,000	500,942
CRH America Inc.
5.300%, 10/15/2013	1,000,000	978,565
Masco Corp.
4.800%, 06/15/2015	500,000	455,030
Hanson PLC
6.125%, 08/15/2016	1,000,000	1,007,966
CRH America Inc.
6.000%, 09/30/2016	500,000	488,996
Masco Corp.
5.850%, 03/15/2017	500,000	485,097

		6,465,217

Chemicals (1.85%)
Air Products & Chemicals Inc.
4.125%, 12/01/2010	1,000,000	1,008,987
E. I. du Pont de Nemours and Co.
5.000%, 01/15/2013	500,000	503,154
4.125%, 03/06/2013	500,000	483,165
Rohm & Haas Holdings
5.600%, 03/15/2013	500,000	519,550
E.I. du Pont de Nemours and Co.
4.875%, 04/30/2014	500,000	495,118
Praxair Inc.
5.375%, 11/01/2016	1,000,000	1,013,939
Rohm & Haas Holdings
6.000%, 09/15/2017	500,000	508,024
PPG Industries Inc.
7.400%, 08/15/2019	500,000	570,128
The Dow Chemical Co.
7.375%, 11/01/2029	500,000	549,956

		5,652,021

Commercial Service/Supply (1.45%)
RR Donnelley & Sons Co.
4.950%, 05/15/2010	500,000	498,128
Dun & Bradstreet Corp.
5.500%, 03/15/2011	500,000	515,971

	Principal amount	Value
Corporate Bonds (Cont.)
Commercial Service/Supply (Cont.)
RR Donnelley & Sons Co.
5.625%, 01/15/2012	$500,000	$501,327
Pitney Bowes Inc.
4.625%, 10/01/2012	500,000	505,803
RR Donnelley & Sons Co.
4.950%, 04/01/2014	1,000,000	942,800
Pitney Bowes Inc.
4.875%, 08/15/2014	500,000	492,736
5.750%, 09/15/2017	500,000	505,502
Cintas Corp. No. 2
6.125%, 12/01/2017	500,000	494,324

		4,456,591

Computers (0.50%)
International Business Machines Corp.
4.250%, 09/15/2009	500,000	503,184
4.950%, 03/22/2011	500,000	510,789
5.700%, 09/14/2017	500,000	516,881

		1,530,854

Consumer & Marketing (3.47%)
The Gillette Co.
2.500%, 06/01/2008	500,000	495,474
The Procter & Gamble Co.
3.500%, 12/15/2008	500,000	494,790
Clorox Co.
4.200%, 01/15/2010	500,000	494,246
Newell Rubbermaid Inc.
4.000%, 05/01/2010	500,000	503,367
Avon Products Inc.
5.125%, 01/15/2011	500,000	503,158
Whirlpool Corp.
6.125%, 06/15/2011	1,000,000	1,041,423
Reed Elsevier Capital
4.625%, 06/15/2012	500,000	488,397
Clorox Co.
5.450%, 10/15/2012	1,000,000	1,008,260
Avery Dennison Corp.
4.875%, 01/15/2013	500,000	489,543
The Procter & Gamble Co.
4.950%, 08/15/2014	1,000,000	1,013,353
Clorox Co.
5.000%, 01/15/2015	500,000	480,704
Black & Decker Corp.
5.750%, 11/15/2016	500,000	498,930
Estee Lauder Co. Inc.
5.550%, 05/15/2017	1,000,000	1,005,000
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	526,800
Danaher Corp.
5.625%, 01/15/2018	500,000	506,245

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
Kimberly-Clark Corp.
6.250%, 07/15/2018	$1,000,000	$1,066,743

		10,616,433

Electronic/Electrical Mfg. (0.91%)
Emerson Electric Co.
7.125%, 08/15/2010	315,000	336,776
General Electric Co.
5.000%, 02/01/2013	500,000	506,361
Public Service of Colorado
4.875%, 03/01/2013	500,000	490,837
Emerson Electric Co.
4.500%, 05/01/2013	500,000	489,244
4.750%, 10/15/2015	1,000,000	970,517

		2,793,735

Financial Services (5.02%)
JP Morgan Chase & Co.
3.625%, 05/01/2008	500,000	497,191
Caterpillar Financial Services Corp.
2.700%, 07/15/2008	500,000	494,157
4.500%, 06/15/2009	500,000	500,181
Household Finance Corp.
4.125%, 11/16/2009	1,000,000	988,549
Citigroup Inc.
4.125%, 02/22/2010	1,000,000	985,367
SLM Corp.
4.500%, 07/26/2010	1,000,000	917,198
John Deere Capital Corp.
4.875%, 10/15/2010	1,000,000	1,016,497
General Electric Capital Corp.
4.875%, 10/21/2010	1,000,000	1,014,865
American Express Credit
5.000%, 12/02/2010	1,000,000	1,010,895
Household Finance Corp.
5.250%, 01/14/2011	500,000	499,831
SLM Corp.
5.450%, 04/25/2011	500,000	460,125
John Deere Capital Corp.
5.650%, 07/25/2011	500,000	516,463
American Express Co.
5.250%, 09/12/2011	500,000	504,066
Western Union Co.
5.400%, 11/17/2011	500,000	503,825
HSBC Finance Corp.
5.250%, 01/15/2014	500,000	493,477
JP Morgan Chase & Co.
5.375%, 01/15/2014	500,000	497,541
Citigroup Inc.
5.125%, 05/05/2014	500,000	487,894
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	497,435

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
Verizon Global Funding Corp.
4.900%, 09/15/2015	$500,000	$486,417
Citigroup Inc.
5.300%, 01/07/2016	500,000	490,308
JP Morgan Chase Bank N. A.
5.875%, 06/13/2016	500,000	503,780
Western Union Co.
5.930%, 10/01/2016	500,000	498,935
General Electric Capital Corp.
5.400%, 02/15/2017	500,000	505,523
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	500,000	514,298
JP Morgan Chase Bank N. A.
6.000%, 10/01/2017	500,000	508,510

		15,393,328

Forest Products & Paper (0.52%)
MeadWestvaco Corp.
6.850%, 04/01/2012	500,000	528,118
International Paper Co.
5.250%, 04/01/2016	500,000	481,187
Willamette Industries Inc.
9.000%, 10/01/2021	500,000	585,920

		1,595,225

Health Care (7.19%)
Bristol-Myers Squibb Co.
4.000%, 08/15/2008	1,000,000	991,903
Abbott Laboratories
3.500%, 02/17/2009	500,000	493,443
Hillenbrand Industries
4.500%, 06/15/2009	1,000,000	1,008,484
Amgen Inc.
4.000%, 11/18/2009	500,000	496,313
Genentech Inc.
4.400%, 07/15/2010	1,000,000	1,006,246
Medtronic Inc.
4.375%, 09/15/2010	500,000	501,128
Abbott Laboratories
5.600%, 05/15/2011	750,000	776,733
Johnson & Johnson
5.150%, 08/15/2012	500,000	525,491
AstraZeneca PLC
5.400%, 09/15/2012	500,000	516,924
Merck & Co. Inc.
4.375%, 02/15/2013	500,000	493,160
Wyeth
5.500%, 03/15/2013	500,000	514,261
Becton Dickinson & Co.
4.550%, 04/15/2013	500,000	488,979
Johnson & Johnson
3.800%, 05/15/2013	1,000,000	976,835

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Schering-Plough Corp.
5.550%, 12/01/2013	$1,000,000	$1,011,779
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	988,824
GlaxoSmithKline
4.375%, 04/15/2014	1,000,000	965,078
AstraZeneca PLC
5.400%, 06/01/2014	1,000,000	1,028,053
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	920,000
Amgen Inc.
4.850%, 11/18/2014	500,000	486,587
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	497,293
Baxter International Inc.
4.625%, 03/15/2015	1,000,000	960,375
Medtronic Inc.
4.750%, 09/15/2015	500,000	482,484
Abbott Laboratories
5.875%, 05/15/2016	750,000	783,412
Baxter International Inc.
5.900%, 09/01/2016	500,000	519,519
Eli Lilly & Co.
5.200%, 03/15/2017	2,000,000	1,998,394
Wyeth
5.450%, 04/01/2017	500,000	505,744
Amgen Inc. (a)
5.850%, 06/01/2017	500,000	507,555
Johnson & Johnson
5.550%, 08/15/2017	500,000	527,792
AstraZeneca PLC
5.900%, 09/15/2017	500,000	525,027
Schering-Plough Corp.
6.000%, 09/15/2017	500,000	518,015

		22,015,831

Machinery & Manufacturing (5.01%)
3M Co.
5.125%, 11/06/2009	2,000,000	2,042,996
United Technologies Corp.
4.375%, 05/01/2010	500,000	501,419
Deere & Co.
7.850%, 05/15/2010	500,000	537,968
Johnson Controls Inc.
5.250%, 01/15/2011	1,000,000	1,002,822
Bemis Co. Inc.
4.875%, 04/01/2012	500,000	506,171
Covidien International (a)
5.450%, 10/15/2012	500,000	514,794
Goodrich Corp.
7.625%, 12/15/2012	500,000	560,362

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Parker Hannifin Corp.
4.875%, 02/15/2013	$500,000	$509,595
ConocoPhillips Australia Funding Co.
5.500%, 04/15/2013	500,000	517,554
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	731,896
United Technologies Corp.
4.875%, 05/01/2015	1,000,000	986,391
Ingersoll-Rand Co. Ltd.
4.750%, 05/15/2015	1,000,000	970,629
Thermo Electron Corp.
5.000%, 06/01/2015	500,000	464,500
Dover Corp.
4.875%, 10/15/2015	1,000,000	961,114
Honeywell International Inc.
5.400%, 03/15/2016	1,000,000	1,003,856
Caterpillar Inc.
5.700%, 08/15/2016	500,000	508,126
Eaton Corp.
5.300%, 03/15/2017	1,000,000	979,981
Honeywell International Inc.
5.300%, 03/15/2017	500,000	500,680
Cooper U.S. Inc.
6.100%, 07/01/2017	500,000	532,988
Covidien International (a)
6.000%, 10/15/2017	500,000	517,367
United Technologies Corp.
5.375%, 12/15/2017	500,000	504,363

		15,355,572

Media & Broadcasting (2.23%)
Knight-Ridder Inc.
9.875%, 04/15/2009	500,000	501,389
New York Times Co.
4.500%, 03/15/2010	500,000	497,934
Gannett Co.
5.750%, 06/01/2011	1,000,000	1,030,917
The Walt Disney Co.
5.700%, 07/15/2011	1,000,000	1,042,368
Thomson Corp.
5.700%, 10/01/2014	1,000,000	1,004,117
Knight-Ridder Inc.
4.625%, 11/01/2014	1,000,000	737,148
New York Times Co.
5.000%, 03/15/2015	500,000	484,294
The Walt Disney Co.
5.625%, 09/15/2016	1,000,000	1,027,030
McGraw-Hill Companies Inc.
5.900%, 11/15/2017	500,000	497,038

		6,822,235

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Principal amount	Value
Corporate Bonds (Cont.)
Mining & Metals (1.99%)
Rio Tinto Finance USA Ltd.
2.625%, 09/30/2008	$1,000,000	$982,473
BHP Billiton Finance Ltd.
5.000%, 12/15/2010	500,000	507,139
5.125%, 03/29/2012	500,000	504,135
4.800%, 04/15/2013	500,000	487,289
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	954,634
Alcan Inc.
5.000%, 06/01/2015	1,000,000	968,724
Alcoa Inc.
5.550%, 02/01/2017	500,000	485,083
BHP Billiton Finance Ltd.
5.400%, 03/29/2017	500,000	480,894
Alcoa Inc.
5.870%, 02/23/2022	750,000	724,802

		6,095,173

Oil & Gas (3.19%)
BP Capital Markets PLC
4.875%, 03/15/2010	1,000,000	1,014,005
Phillips Petroleum Co.
8.750%, 05/25/2010	500,000	547,779
Shell International Finance
5.625%, 06/27/2011	1,500,000	1,566,112
Marathon Oil Corp.
6.125%, 03/15/2012	500,000	530,329
ConocoPhillips Canada
5.300%, 04/15/2012	500,000	513,422
National Fuel Gas Co.
5.250%, 03/01/2013	500,000	495,887
Anadarko Petroleum Corp.
5.950%, 09/15/2016	1,000,000	1,018,230
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	515,494
Apache Corp.
5.625%, 01/15/2017	500,000	509,378
Shell International Finance
5.200%, 03/22/2017	500,000	506,389
Canadian National Resources
5.700%, 05/15/2017	500,000	496,956
Weatherford International Inc. (a)
6.350%, 06/15/2017	500,000	516,828
EOG Resources Inc.
5.875%, 09/15/2017	500,000	512,615
Husky Energy Inc.
6.200%, 09/15/2017	500,000	512,611
Encana Corp.
5.900%, 12/01/2017	500,000	511,488

		9,767,523

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (4.87%)
Safeway Inc.
4.125%, 11/01/2008	$1,000,000	$989,247
May Department Stores Co.
4.800%, 07/15/2009	1,000,000	994,326
CVS Corp.
4.000%, 09/15/2009	1,000,000	981,225
Home Depot Inc.
3.750%, 09/15/2009	1,000,000	981,819
Wal-Mart Stores Inc.
4.125%, 07/01/2010	1,000,000	1,003,169
Home Depot Inc.
4.625%, 08/15/2010	500,000	496,666
Safeway Inc.
4.950%, 08/16/2010	500,000	502,625
Albertson’s Inc.
7.500%, 02/15/2011	500,000	518,402
Home Depot Inc.
5.200%, 03/01/2011	500,000	497,390
CVS Corp.
5.750%, 08/15/2011	500,000	512,169
Costco Wholesale Corp.
5.300%, 03/15/2012	1,000,000	1,026,372
Lowe’s Companies Inc.
5.600%, 09/15/2012	500,000	513,518
Wal-Mart Stores Inc.
4.550%, 05/01/2013	1,000,000	995,271
McDonald’s Corp.
4.125%, 06/01/2013	1,000,000	968,043
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	964,165
Target Corp.
5.875%, 07/15/2016	1,000,000	1,006,356
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	489,970
McDonald’s Corp.
5.300%, 03/15/2017	500,000	498,519
Target Corp.
5.375%, 05/01/2017	500,000	488,681
CVS Caremark Corp.
5.750%, 06/01/2017	500,000	503,218

		14,931,151

Telecom & Telecom Equipment (2.65%)
GTE North Inc.
5.650%, 11/15/2008	500,000	501,569
Vodafone Group PLC
7.750%, 02/15/2010	500,000	527,444
Deutsche Telekom International Finance
8.000%, 06/15/2010	500,000	533,796
Verizon Communications
5.350%, 02/15/2011	1,000,000	1,024,419

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Principal amount	Value
Corporate Bonds (Cont.)
Telecom & Telecom Equipment (Cont.)
Cisco Systems Inc.
5.250%, 02/22/2011	$1,000,000	$1,025,258
Vodafone Group PLC
5.500%, 06/15/2011	500,000	505,306
Telstra Corp. Ltd.
6.375%, 04/01/2012	500,000	526,932
Alltel Corp.
7.000%, 07/01/2012	500,000	431,250
Telefonica Emisiones SAU
5.855%, 02/04/2013	1,000,000	1,028,924
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	998,020
SBC Communications Inc.
5.625%, 06/15/2016	1,000,000	1,011,416

		8,114,334

Utilities & Energy (9.40%)
Alabama Power Co.
3.125%, 05/01/2008	500,000	496,775
Pacificorp
4.300%, 09/15/2008	1,000,000	997,465
Duke Energy Corp.
4.500%, 04/01/2010	500,000	501,788
Progress Energy Florida
4.500%, 06/01/2010	500,000	503,293
Commonwealth Edison Co.
4.740%, 08/15/2010	500,000	499,514
Puget Sound Energy Inc.
7.690%, 02/01/2011	500,000	543,117
Reliant Energy
7.750%, 02/15/2011	500,000	536,193
Appalachian Power Co.
5.550%, 04/01/2011	500,000	505,872
Commonwealth Edison Co.
5.400%, 12/15/2011	500,000	505,304
Oncor Electric Delivery
6.375%, 05/01/2012	500,000	520,506
Tampa Electric Co.
6.875%, 06/15/2012	500,000	534,918
Appalachian Power Co.
5.650%, 08/15/2012	500,000	508,090
Northern States Power Co.
8.000%, 08/28/2012	500,000	561,566
Southern California Gas
4.800%, 10/01/2012	500,000	503,145
Georgia Power Co.
5.125%, 11/15/2012	200,000	202,354
Virginia Electric & Power
5.100%, 11/30/2012	500,000	502,149
MidAmerican Energy Co.
5.125%, 01/15/2013	1,000,000	1,005,525

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Florida Power Corp.
4.800%, 03/01/2013	$500,000	$496,950
Peoples Gas Lt.
4.625%, 05/01/2013	500,000	484,845
Wisconsin Electric Power
4.500%, 05/15/2013	1,000,000	965,998
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	487,406
PSI Energy
5.000%, 09/15/2013	1,000,000	978,898
NSTAR Electric Co.
4.875%, 04/15/2014	1,000,000	975,696
Union Electric Co.
5.500%, 05/15/2014	500,000	500,388
Atmos Energy Corp.
4.950%, 10/15/2014	1,000,000	953,678
Union Electric Co.
4.750%, 04/01/2015	500,000	476,830
Commonwealth Edison Co.
4.700%, 04/15/2015	500,000	470,958
Southwestern Electric Power
5.375%, 04/15/2015	500,000	485,056
San Diego Gas & Electric
5.300%, 11/15/2015	500,000	499,839
Consolidated Edison Co. NY
5.375%, 12/15/2015	1,000,000	996,199
Virginia Electric & Power
5.400%, 01/15/2016	500,000	497,291
Ohio Power Co.
6.000%, 06/01/2016	500,000	505,422
Commonwealth Edison Co.
5.950%, 08/15/2016	500,000	507,224
Baltimore Gas & Electric Co.
5.900%, 10/01/2016	500,000	502,182
Consolidated Edison Co. NY
5.300%, 12/01/2016	500,000	491,832
Georgia Power Co.
5.700%, 06/01/2017	500,000	513,372
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	979,687
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	507,635
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	1,008,332
Union Electric Co.
6.400%, 06/15/2017	500,000	524,009
Florida Power Corp.
5.800%, 09/15/2017	500,000	519,336
Virginia Electric & Power
5.950%, 09/15/2017	500,000	515,400
NSTAR Electric Co.
5.625%, 11/15/2017	500,000	508,709

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Pacific Gas & Electric
5.625%, 11/30/2017	$500,000	$501,514
Equitable Resources Inc.
5.150%, 03/01/2018	500,000	488,608
Southern California Gas
5.450%, 04/15/2018	500,000	502,535
San Diego Gas & Electric
6.000%, 06/01/2026	500,000	503,745
Northern States Power Co.
6.200%, 07/01/2037	1,000,000	1,032,853

		28,810,001

Total Corporate Bonds
(cost $193,534,236)		194,490,739

Taxable Municipal Bonds (0.64%)
New Jersey State Turnpike Authority Transportation
2.840%, 01/01/2008	1,000,000	1,000,000
Illinois State
3.850%, 06/01/2013	1,000,000	959,750

Total Taxable Municipal Bonds
(cost $1,998,825)		1,959,750

Foreign Government Bonds (0.17%)
Province of Ontario
5.500%, 10/01/2008	500,000	503,875

Total Foreign Government Bonds
(cost $495,488)		503,875

Commercial Mortgage Backed Securities (3.27%)
Bear Stearns Commercial Mortgage Securities Series 2007 - T26 Class A4
5.4710%, 01/12/2045	2,000,000	2,015,458
LB-UBS Commercial Mortgage Trust Series 2004-C2 Class A4
4.3670%, 03/15/2036	2,000,000	1,937,682
Morgan Stanley Capital Series 2004-T13 Class A4
4.6600%, 09/13/2045	2,000,000	1,968,480
Morgan Stanley Capital Series 2006-T23 Class A4
5.8110%, 08/12/2041	2,000,000	2,081,486

	Principal amount	Value
Commercial Mortgage Backed Securities (Cont.)
Morgan Stanley Capital Series 2007-T25 Class A3
5.5140%, 11/12/2049	$2,000,000	$2,023,214

		10,026,320

Total Commercial Mortgage Backed Securities
(cost $9,682,909)		10,026,320

Government Agency Securities (29.24%) (b)
Agency Notes & Bonds (8.36%)
Federal Home Loan Mortgage Corp.
6.625%, 09/15/2009	1,000,000	1,049,545
4.500%, 07/15/2013	1,500,000	1,535,511
5.200%, 03/05/2019	2,000,000	2,001,854
5.300%, 05/12/2020	3,000,000	2,998,605
Federal National Mortgage Association
3.250%, 01/15/2008	3,000,000	2,998,245
3.250%, 08/15/2008	1,500,000	1,490,195
6.625%, 11/15/2010	1,000,000	1,081,218
4.375%, 09/15/2012	1,500,000	1,530,586
5.550%, 02/16/2017	5,000,000	5,123,345
5.500%, 05/10/2027	5,000,000	5,141,830
7.125%, 01/15/2030	500,000	647,289

		25,598,223

Mortgage-Backed Securities (20.88%)
Federal Home Loan Mortgage Corp.
5.000%, 07/01/2018	535,361	536,680
5.000%, 09/01/2018	475,355	476,582
5.000%, 09/01/2018	460,339	461,474
5.500%, 11/01/2018	444,211	450,347
4.500%, 11/01/2018	1,059,471	1,041,803
5.000%, 01/01/2019	491,029	491,922
5.000%, 04/01/2019	514,330	515,266
4.500%, 05/01/2019	584,005	574,018
4.000%, 05/01/2019	675,481	648,485
5.500%, 06/01/2019	799,761	810,180
5.000%, 01/01/2020	601,385	602,479
5.500%, 04/01/2020	639,596	647,494
5.500%, 07/01/2020	1,297,650	1,314,554
6.000%, 07/01/2021	1,568,187	1,604,258
6.000%, 11/01/2028	71,143	72,706
6.500%, 06/01/2029	108,762	112,708
7.500%, 12/01/2030	6,301	6,729
7.000%, 07/01/2031	10,839	11,372
6.500%, 09/01/2031	20,350	21,044
6.000%, 11/01/2032	301,373	306,895
6.000%, 12/01/2032	146,859	149,550

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Principal amount	Value
Government Agency Securities (Cont.)
Mortgage-Backed Securities (Cont.)
5.500%, 05/01/2033	$1,815,890	$1,815,371
5.500%, 07/01/2033	1,380,333	1,379,938
5.000%, 08/01/2033	1,268,968	1,240,025
5.500%, 03/01/2034	569,529	569,021
5.000%, 04/01/2034	1,113,809	1,087,957
6.000%, 07/01/2034	1,437,117	1,460,777
5.000%, 05/01/2035	1,521,672	1,485,659
5.500%, 05/01/2035	1,561,931	1,559,312
4.500%, 08/01/2035	865,370	818,469
5.000%, 10/01/2035	1,379,080	1,346,442
6.500%, 08/01/2036	1,595,806	1,640,679
Federal National Mortgage Association
6.000%, 09/01/2013	185,804	190,490
5.500%, 12/01/2016	110,893	112,606
5.500%, 01/01/2017	55,156	56,008
5.500%, 01/01/2017	430,044	436,686
6.500%, 01/01/2017	48,616	50,340
5.500%, 02/01/2017	410,409	416,748
5.000%, 03/01/2017	428,029	429,060
6.000%, 04/01/2017	67,925	69,631
5.500%, 01/01/2018	233,977	237,514
5.000%, 02/01/2018	533,549	534,834
5.000%, 05/01/2018	421,457	422,491
5.000%, 05/01/2018	837,395	839,489
5.000%, 05/01/2018	869,648	871,823
4.500%, 05/01/2018	1,039,773	1,023,057
4.500%, 05/01/2018	1,017,752	1,001,390
4.500%, 03/01/2019	600,706	590,668
5.500%, 10/01/2019	1,150,247	1,166,348
5.000%, 11/01/2019	1,149,561	1,151,681
4.500%, 12/01/2019	653,120	642,365
5.000%, 06/01/2020	993,949	994,924
4.500%, 09/01/2020	1,142,912	1,123,135
5.500%, 05/01/2021	784,117	794,379
7.500%, 09/01/2029	57,723	61,705
8.000%, 03/01/2030	12,370	13,207
6.500%, 05/01/2030	95,719	99,187
6.500%, 08/01/2031	27,701	28,645
7.000%, 08/01/2031	7,788	8,207
6.500%, 10/01/2031	62,757	64,896
6.000%, 11/01/2031	43,303	44,169
7.000%, 01/01/2032	70,232	74,016
6.500%, 03/01/2032	37,336	38,608
6.000%, 03/01/2032	76,181	77,703
6.500%, 04/01/2032	233,582	241,479
7.000%, 04/01/2032	67,602	71,171
6.500%, 05/01/2032	598,625	623,681
6.000%, 05/01/2032	64,990	66,211
6.500%, 06/01/2032	80,960	83,697
7.000%, 06/01/2032	125,159	131,767
7.000%, 06/01/2032	91,286	96,106

	Principal amount	Value
Government Agency Securities (Cont.)
Mortgage-Backed Securities (Cont.)
6.500%, 07/01/2032	$191,356	$197,825
6.000%, 08/01/2032	325,931	332,055
5.500%, 10/01/2032	1,159,209	1,161,273
6.500%, 10/01/2032	365,771	378,138
6.000%, 11/01/2032	368,161	375,079
6.000%, 01/01/2033	241,774	246,317
5.500%, 03/01/2033	382,365	382,649
5.500%, 03/01/2033	915,277	915,956
6.000%, 04/01/2033	605,251	615,836
5.000%, 05/01/2033	589,507	576,068
5.000%, 05/01/2033	691,135	675,380
5.000%, 08/01/2033	1,169,977	1,143,306
5.500%, 10/01/2033	832,896	833,514
5.000%, 03/01/2034	1,855,958	1,813,650
5.500%, 05/01/2034	1,149,007	1,149,070
6.000%, 07/01/2034	669,209	680,490
5.500%, 12/01/2034	1,561,831	1,561,917
5.500%, 04/01/2035	1,301,645	1,300,851
5.500%, 07/01/2035	1,826,027	1,824,914
5.000%, 10/01/2035	1,246,790	1,217,206
5.000%, 11/01/2035	861,790	841,341
6.000%, 08/01/2036	2,471,079	2,509,860
Government National Mortgage Association
6.000%, 05/15/2017	210,963	216,114
6.500%, 06/15/2028	107,253	111,356
6.000%, 11/15/2028	109,780	112,800
6.500%, 03/15/2029	125,597	130,344
7.000%, 06/15/2029	91,765	97,363
7.500%, 08/20/2030	24,703	26,254
6.000%, 01/15/2032	71,095	72,919
5.500%, 10/15/2033	804,637	810,924
5.000%, 11/20/2033	1,065,542	1,040,954
6.000%, 12/20/2033	362,835	370,710

		63,962,751

Total Government Agency Securities
(cost $89,360,451)		89,560,974

U.S. Treasury Obligations (1.51%)
U.S. Treasury Bonds
7.500%, 11/15/2016	500,000	627,617
8.125%, 08/15/2019	750,000	1,010,977
6.250%, 08/15/2023	1,000,000	1,197,266
6.875%, 08/15/2025	1,000,000	1,285,781
U.S. Treasury Notes
5.625%, 05/15/2008	500,000	504,023

Total U.S. Treasury Obligations
(cost $4,164,456)		4,625,664

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Shares	Value
Short-term Investments (0.79%)
JPMorgan Prime Money Market Fund	2,427,113	$2,427,113

Total Short-term Investments
(cost $2,427,113)		2,427,113

TOTAL INVESTMENTS (99.11%)
(cost $301,663,478)		303,594,435
OTHER ASSETS, NET OF LIABILITIES (0.89%)		2,737,731

NET ASSETS (100.00%)		$306,332,166

(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $2,056,544 or 0.67% of net assets.

(b)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (97.82%) (b)
Alabama (0.93%)
City of Trussville, Alabama, General Obligation Warrants, Series 2006-A	5.000%	10/01/2022	Aaa	$1,000,000	$1,049,650

Arizona (0.81%)
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aaa	885,000	909,099

California (12.19%)
Department of Water and Power of the City of Los Angeles, California, Power System Revenue Bonds, 2001 Series A, Subseries A-1	5.250%	07/01/2015	Aa3	1,500,000	1,594,185
State of California, Economic Recovery Bonds, Series A	5.000%	07/01/2017	Aa3	900,000	941,598
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2017	Aaa	1,395,000	1,499,569
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2018	Aaa	1,500,000	1,610,055
State of California, General Obligation Bonds	5.250%	02/01/2019	A1	2,200,000	2,339,656
State of California, Various Purpose General Obligation Bonds (Prerefunded to 02-01-2012 @ 100) (c)	5.000%	02/01/2019	A1	650,000	694,863
Grossmont Healthcare District, San Diego County, California, General Obligation Bonds, 2006 Election, 2007 Series A	5.000%	07/15/2020	Aaa	1,000,000	1,070,400
City of Napa (Napa County California) Water Revenue Bonds, Series 2007 (Water System Improvement Projects)	4.500%	05/01/2022	Aaa	560,000	570,226
State of California, Various Purpose General Obligation Bonds	5.000%	11/01/2022	A1	600,000	617,040
Santa Barbara County, California, Santa Barbara Schools Financing Authority, 2007 General Obligation Revenue Bonds, Series B	4.750%	08/01/2024	Aaa	1,000,000	1,025,500
Desert Water Agency Financing Corporation (Water System Improvement Project), Series 2007	4.750%	05/01/2025	AAA	885,000	882,876
Desert Water Agency Financing Corporation (Water System Improvement Project), Series 2007	4.750%	05/01/2026	AAA	930,000	922,076

					13,768,044

Colorado (3.19%)
Arapahoe County Water & Wastewater Public Improvement District (In Arapahoe County, Colorado) General Obligation Project Bonds, Series 2002A	5.750%	12/01/2018	Aaa	1,320,000	1,453,452
El Paso County School District No. 2 - Harrison El Paso County Colorado, General Obligation Refunding Bonds Series 2007	4.375%	12/01/2020	Aaa	1,415,000	1,440,597
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2022	Aaa	675,000	702,824

					3,596,873

Connecticut (0.99%)
Town of New Canaan, Connecticut	4.500%	04/01/2020	Aaa	475,000	480,933
Town of Clinton, Connecticut, General Obligation Bonds (Prerefunded to 01-15-2012 @ 100) (c)	5.000%	01/15/2021	Aaa	600,000	640,296

					1,121,229

Delaware (1.52%)
The Delaware River and Bay Authority, Revenue Bonds, Refunding Series 2005	5.000%	01/01/2021	Aaa	1,625,000	1,714,131

Florida (2.44%)
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.500%	06/01/2027	Aaa	1,000,000	979,670

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Florida (Cont.)
City of Tallahassee, Florida, Consolidated Utility Systems Revenue Bonds, Series 2007	5.000%	10/01/2027	Aa2	$1,700,000	$1,775,888

					2,755,558

Georgia (0.93%)
Upper Oconee Basin Water Authority, Georgia, Revenue Refunding Bonds, Series 2005	5.000%	07/01/2023	Aaa	1,000,000	1,052,280

Idaho (2.71%)
Joint School District Number 2 (Meridian) Ada and Canyon Counties, Idaho General Obligation School Bonds, Series 2002	5.125%	07/30/2019	AA-	500,000	531,000
Nampa School District Number 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003	4.875%	08/15/2020	A	1,000,000	1,050,240
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007	4.750%	08/01/2024	Aaa	1,430,000	1,482,295

					3,063,535

Illinois (0.94%)
State of Illinois, General Obligation Bonds, First Series of December 2000	5.750%	12/01/2017	Aaa	1,000,000	1,064,520

Indiana (1.31%)
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	01/10/2020	Aaa	1,410,000	1,474,197

Iowa (0.45%)
Des Moines, Iowa, Urban Renewal Series D	5.000%	06/01/2022	Aa2	500,000	512,510

Kansas (3.20%)
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2019	Aaa	730,000	771,982
City of Wichita, Kansas, General Obligation Bonds, Series 790	4.375%	09/01/2020	Aa2	1,020,000	1,041,716
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds, Series 2001	4.800%	11/01/2020	Aaa	1,000,000	1,032,360
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2020	Aaa	235,000	247,756
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2021	Aaa	245,000	257,245
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2022	Aaa	250,000	261,690

					3,612,749

Maryland (2.13%)
Baltimore County Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,250,000	1,338,225
Washington Suburban Sanitary District, Maryland	5.000%	06/01/2023	Aaa	1,000,000	1,062,870

					2,401,095

Massachusetts (1.94%)
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2002, Series E (Prerefunded to 01-01-2013 @ 100) (c)	5.500%	01/01/2015	Aa2	1,000,000	1,094,220

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Massachusetts (Cont.)
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (c)	5.250%	08/01/2020	Aa2	$1,000,000	$1,094,270

					2,188,490

Michigan (2.88%)
Forest Hills Public Schools, County of Kent, State of Michigan, 2000 School Building and Site Bonds (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2010 @ 100) (c)	5.250%	05/01/2019	Aa2	825,000	864,460
State of Michigan, General Obligation Bonds, Environmental Protection Program, Series 2000 (Prerefunded to 11-01-2010 @ 100) (c)	5.250%	11/01/2020	Aa3	1,285,000	1,359,119
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2024	Aaa	1,000,000	1,030,340

					3,253,919

Minnesota (3.31%)
Independent School District Number 181 (Brainerd), Minnesota, General Obligation School Building Bonds, Series 2002A	5.375%	02/01/2019	Aaa	2,500,000	2,666,000
Independent School District Number 622, North St. Paul-Maplewood-Oakdale, Minnesota, General Obligation Refunding Bonds, Series 2006B	5.000%	08/01/2022	Aaa	1,000,000	1,074,660

					3,740,660

Mississippi (2.15%)
State of Mississippi, General Obligation Bonds, Capital Improvements Issue, Series 2000 (Prerefunded to 11-01-2010 @ 100) (c)	5.500%	11/01/2015	AA	2,280,000	2,426,809

Missouri (6.44%)
The School District of North Kansas City, Missouri, General Obligation School Building Bonds (Missouri Direct Deposit Program) Series 2002 (Prerefunded to 03-01-2012 @ 100) (c)	5.000%	03/01/2016	AA+	1,250,000	1,334,888
Missouri State Improvement and Energy Water Pollution Revenue, Series 2000B	5.625%	07/01/2016	Aaa	1,155,000	1,225,709
Missouri Highways and Transportation Commission, State Road Bonds, Series A 2000 (Prerefunded to 02-01-2011 @ 100) (c)	5.000%	02/01/2017	Aaa	2,500,000	2,633,725
Missouri Highways and Transportation Commission, State Road Bonds, Series A 2003	4.625%	02/01/2022	Aaa	1,000,000	1,017,610
School District of the City of Ladue, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2025	AAA	1,000,000	1,054,800

					7,266,732

Montana (0.29%)
State of Montana, General Obligation Bonds, (Drinking Water State Revolving Fund Program), Series 2005F	4.750%	07/15/2018	AA-	315,000	332,955

Nebraska (1.50%)
City of Lincoln, Nebraska, Lincoln Electric System Revenue and Refunding Bonds, Series 2002	5.000%	09/01/2015	Aa2	1,595,000	1,693,427

New Hampshire (3.76%)
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003	5.000%	12/01/2021	Aaa	1,510,000	1,582,223
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003	5.000%	12/01/2023	Aaa	1,580,000	1,644,638

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Hampshire (Cont.)
New Hampshire Municipal Bond Bank, 2007 Series B Bonds	4.750%	08/15/2024	Aaa	$1,000,000	$1,023,210

					4,250,071

New Jersey (1.41%)
Passaic Valley Sewer Commissioners, State of New Jersey, Sewer System Bonds, Series F	5.000%	12/01/2018	Aaa	1,500,000	1,591,140

New York (2.16%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D	5.000%	06/15/2016	Aa2	1,300,000	1,373,060
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2021	Aaa	1,000,000	1,063,220

					2,436,280

North Carolina (3.22%)
City of Winston-Salem, North Carolina, Water and Sewer System Revenue and Revenue Refunding Bonds, Series 2001 (Prerefunded to 06-01-2011 @ 101) (c)	5.000%	06/01/2018	Aa2	1,000,000	1,067,970
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2002B	5.000%	07/01/2021	Aaa	1,000,000	1,049,120
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2026	Aaa	500,000	508,450
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2027	Aaa	1,000,000	1,014,570

					3,640,110

Ohio (2.81%)
City of Cleveland, Ohio, Waterworks Refunding Revenue Bonds, Series J, 2001	5.375%	01/01/2016	Aaa	1,000,000	1,066,980
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2003 (Prerefunded to 06-01-2011 @ 100) (c)	5.000%	12/01/2020	Aa1	1,270,000	1,344,066
Board of Education Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2022	Aaa	750,000	759,090

					3,170,136

Oregon (7.58%)
Newberg School District Number 29J, Yamhill, Clackamas and Washington Counties, Oregon, General Obligation Bonds, Series 2002 (Prerefunded to 06-15-2012 @ 100) (c)	5.250%	06/15/2015	Aaa	1,000,000	1,082,610
Eagle Point School District Number 9, Jackson County, Oregon, General Obligation Bonds, Series 2000 (Prerefunded to 06-15-2011 @ 100) (c)	5.625%	06/15/2017	Aa2	1,500,000	1,619,835
Reynolds School District Number 7, Multnomah County, Oregon, General Obligation Bonds, Series 2000 (Prerefunded to 06-15-2011 @ 100) (c)	5.000%	06/15/2018	Aa2	2,000,000	2,117,920
Emerald People’s Utility District, Lane County, Oregon	5.250%	11/01/2021	Aaa	705,000	756,782
Administrative School District No. 1 (Bend-La Pine), Deschutes County, Oregon, General Obligation Bonds, Series 2007	4.750%	06/15/2023	Aaa	1,190,000	1,232,126
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Series F (Tax Exempt)	4.625%	08/01/2024	Aa2	1,025,000	1,046,043
State of Oregon, State Board of Higher Education, General Obligations Bonds, 2007 Refunding Series G (Tax Exempt)	4.625%	08/01/2024	Aa2	690,000	704,166

					8,559,482

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Pennsylvania (0.90%)
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds, Series of 2006	4.375%	11/15/2022	Aaa	$1,000,000	$1,015,020

Rhode Island (2.29%)
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2004 A (Pooled Loan Issue)	4.750%	10/01/2022	Aaa	1,000,000	1,033,720
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A	4.750%	08/01/2024	Aaa	1,000,000	1,034,980
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2007 A (Pooled Loan Issue)	4.750%	10/01/2025	Aaa	500,000	516,515

					2,585,215

South Dakota (0.89%)
Harrisburg School District No. 41-2, Lincoln County, South Dakota, General Obligation Bonds, Series 2007	4.500%	01/15/2023	Aaa	1,000,000	1,004,150

Tennessee (6.55%)
Tennessee State School Bonds Authority, Higher Educational Facilities Second Program Bonds, Series A (Prerefunded to 05-01-2010 @ 100) (c)	5.400%	05/01/2013	Aa2	1,440,000	1,514,333
Williamson County, Tennessee, General Obligation Public Improvement Bonds, Series 2000 (ULT) (Prerefunded to 03-01-2010 @ 100) (c)	5.400%	03/01/2020	Aa1	2,245,000	2,351,907
Putnam County, Tennessee, General Obligation School Bonds, Series 2007 (ULT)	4.750%	04/01/2025	Aaa	1,000,000	1,019,420
State of Tennessee, General Obligation Bonds, 2007 Series A	4.500%	10/01/2025	Aa1	2,500,000	2,512,850

					7,398,510

Texas (4.51%)
City of San Antonio, Texas, Electric and Gas Systems Revenue Bonds, New Series 2000A (Prerefunded to 02-01-2010 @ 100) (c)	5.750%	02/01/2015	Aa1	2,300,000	2,421,509
Fort Bend Independent School District, (Fort Bend County, Texas), Unlimited Tax School Building Bonds, Series 2000	5.250%	08/15/2017	AAA	2,550,000	2,671,508

					5,093,017

Utah (1.08%)
West Jordan Utah, General Obligation Bonds (Prerefunded to 04-01-2014 @ 100) (c)	5.250%	04/01/2022	Aaa	680,000	750,577
Payson City, Utah, Water Revenue and Refunding Bonds, Series 2005	5.000%	10/15/2022	Aaa	440,000	466,418

					1,216,995

Virginia (5.14%)
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 1999A (Prerefunded to 08-01-2009 @ 101) (c)	5.000%	08/01/2016	Aaa	1,000,000	1,040,220
Fairfax County Water Authority, Water Refunding Revenue Bonds, Series 1997	5.000%	04/01/2021	Aaa	1,000,000	1,114,550
City of Salem, Virginia General Obligation Public Improvement Refunding Bonds Series 2007A	4.500%	01/01/2023	Aa3	630,000	637,459
General Obligation Public Improvement and Refunding Bonds, Series 2007 of the City of Hampton, Virginia	4.375%	01/15/2023	Aaa	2,000,000	2,005,620
Fairfax County, Virginia Public Improvement Bonds, Series 2007 A	4.375%	04/01/2023	Aaa	1,000,000	1,008,290

					5,806,139

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Shares or principal amount	Value
Long-term Municipal Bonds (Cont.)
Wisconsin (3.27%)
State of Wisconsin, General Obligation Bonds of 2000, Series D (Prerefunded to 05-01-2011 @ 100) (c)	5.300%	05/01/2018	Aa3	$2,500,000	$2,661,800
State of Wisconsin, General Obligation Bonds of 2007, Series B	4.750%	05/01/2024	Aaa	1,000,000	1,026,700

					3,688,500

Total Long-term Municipal Bonds
(cost $107,198,191)					110,453,227

Short-term Municipal Bonds (0.44%)
North Carolina (0.44%)
State of North Carolina, Variable Rate General Obligation Bonds, Public Improvement Bonds, Series 2002F (d)	3.380%	05/01/2021	Aaa	500,000	500,000

Total Short-term Municipal Bonds
(cost $500,000)					500,000

Short-term Investments (0.77%)
JPMorgan Tax Free Money Market Fund				864,803	864,803

Total Short-term Investments
(cost $864,803)					864,803

TOTAL INVESTMENTS (99.03%)
(cost $108,562,994)					111,818,030
OTHER ASSETS, NET OF LIABILITIES (0.97%)					1,101,219

					$112,919,249

NET ASSETS (100.00%)

(a)	Ratings are not audited and represent the lower of Moody’s or S&P ratings.

(b)	Long-term Municipal Bonds consisted of 27.27% Advanced Refund Bonds, 34.50% General Obligation Bonds, and 38.23% Municipal Revenue Bonds.

(c)	Advanced Refund Bonds are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to ensure the timely payment of principal and interest.

(d)	Variable Rate Demand Note. Rate resets weekly. Rate shown reflects the rate in effect at the end of the period.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2007

	Principal amount	Value
Short-term Investments (99.41%)
Automotive (19.47%)
New Center Asset Trust
5.250%, 01/03/2008	$7,552,000	$7,549,797
Toyota Motor Credit Corp.
4.850%, 01/09/2008	7,589,000	7,580,821
FCAR Owner Trust Series I
4.950%, 02/15/2008	7,400,000	7,354,212
American Honda Finance Corp.
4.230%, 02/25/2008	7,380,000	7,332,307

		29,817,137

Banks (4.85%)
Wells Fargo & Co.
4.250%, 01/04/2008	7,425,000	7,422,370

Chemicals (2.10%)
E.I. du Pont de Nemours and Co. (a)
4.200%, 01/18/2008	3,230,000	3,223,594

Computers (3.26%)
International Business Machines Corp. (a)
4.400%, 01/11/2008	1,000,000	998,778
4.210%, 01/24/2008	4,000,000	3,989,241

		4,988,019

Financial Services (24.27%)
Caterpillar Financial Services Corp.
4.180%, 01/03/2008	4,500,000	4,498,955
4.180%, 02/07/2008	3,000,000	2,987,112
HSBC Finance Corp.
4.500%, 01/17/2008	7,495,000	7,480,010
General Electric Capital Corp.
4.520%, 01/22/2008	7,360,000	7,340,594
Citigroup Funding
4.650% to 5.000%, 01/28/2008	7,340,000	7,313,656
Chevron Funding Corp.
4.250%, 02/20/2008	7,578,000	7,533,269

		37,153,596

Government Agency Securities (40.44%) (b)
Federal National Mortgage Association
4.330%, 01/04/2008	6,500,000	6,497,655
4.210%, 02/08/2008	5,500,000	5,475,559
4.200%, 02/27/2008	3,840,000	3,814,464
4.260%, 02/29/2008	5,000,000	4,965,092
4.260%, 03/12/2008	4,000,000	3,966,393
4.112%, 03/26/2008	6,000,000	5,941,747
4.190%, 04/07/2008	1,500,000	1,483,065
Federal Home Loan Mortgage Corp.
4.610%, 01/07/2008	6,000,000	5,995,390
4.144%, 06/23/2008	5,000,000	4,899,853

	Shares or principal amount	Value
Short-term Investments (Cont.)
Government Agency Securities (Cont.)
Federal Home Loan Bank
4.240%, 01/28/2008	$6,000,000	$5,980,920
4.300%, 02/26/2008	4,000,000	3,973,244
4.140%, 03/05/2008	5,000,000	4,963,200
4.256%, 03/24/2008	4,000,000	3,960,750

		61,917,332

Health Care (4.39%)
Johnson & Johnson (a)
4.080%, 01/30/2008	1,000,000	996,714
4.050%, 02/12/2008	3,750,000	3,732,281
4.050%, 02/22/2008	2,000,000	1,988,300

		6,717,295

Registered Investment Company (0.63%)
JPMorgan Prime Money Market Fund	963,935	963,935

Total Short-term Investments
(cost $152,203,278)		152,203,278

TOTAL INVESTMENTS (99.41%)
(cost $152,203,278)		152,203,278
OTHER ASSETS, NET OF LIABILITIES (0.59%)		904,482

NET ASSETS (100.00%)		$153,107,760

(a)	Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $14,928,908 or 9.75% of net assets.

(b)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$297,647,142	160,091,130	102,662,540

Investments in securities at market value	$292,001,996	176,443,900	134,960,398
Investments in securities in Master Portfolios	—	—	—
Cash	—	—	—
Foreign currencies at value (cost $3,751 and $2,750,854, respectively)	—	—	2,388
Receivable for:
Dividends and interest	753,791	245,565	186,888
Shares of the Fund sold	189,473	257,494	161,131
Securities sold	—	1,697,808	3,373,829
SFIMC	—	11,055	19,976
SFIMC tax administration expenses reimbursement (a)	—	—	—
Variation margin	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	51,577
Prepaid expenses	4,472	2,254	2,034

Total assets	292,949,732	178,658,076	138,758,221

Liabilities and Net Assets
Dividends to shareholders	—	—	—
Payable for:
Bank overdraft	—	—	1,932,045
Shares of the Fund redeemed	138,031	55,440	360,177
Securities purchased	—	3,279,575	212,529
Variation margin	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	32,778
Due to affiliates	282,497	216,473	191,458
Accrued tax administration expenses (a)	—	—	—
Accrued liabilities	88,030	80,413	100,741

Total Liabilities	508,558	3,631,901	2,829,728

Net assets applicable to shares outstanding of common stock	$292,441,174	175,026,175	135,928,493

Analysis of Net Assets
Paid-in-capital	$298,085,112	158,083,725	103,520,657
Accumulated net realized gain (loss)	(137,063)	586,074	2,162,197
Net unrealized appreciation (depreciation)	(5,645,146)	16,352,773	32,316,120
Undistributed (accumulated) net investment income (loss)	138,271	3,603	(2,070,481)

Net assets applicable to shares outstanding	$292,441,174	175,026,175	135,928,493

Fund shares outstanding: Class A Shares	1,947,380	1,965,236	1,399,176
Class B Shares	577,167	940,653	885,150
Legacy Class A Shares	12,908,677	7,689,619	4,780,714
Legacy Class B Shares	4,893,035	2,683,766	1,637,126
Institutional Shares	16,697,158	2,152,369	1,146,892
Class R-1 Shares	311,710	252,556	235,822
Class R-2 Shares	754,622	503,792	363,763
Class R-3 Shares	163,280	131,640	134,317
Net assets applicable to shares outstanding: Class A Shares	$14,662,304	21,459,452	17,906,914
Class B Shares	4,347,268	10,126,828	11,327,238
Legacy Class A Shares	100,410,616	82,457,791	61,585,607
Legacy Class B Shares	37,809,492	27,798,300	21,011,473
Institutional Shares	125,970,487	23,620,760	14,697,316
Class R-1 Shares	2,344,513	2,698,578	3,017,690
Class R-2 Shares	5,665,956	5,427,286	4,659,719
Class R-3 Shares	1,230,538	1,437,180	1,722,536
Net asset value: Class A Shares	$7.53	10.92	12.80
Class B Shares	7.53	10.77	12.80
Legacy Class A Shares	7.78	10.72	12.88
Legacy Class B Shares	7.73	10.36	12.83
Institutional Shares	7.54	10.97	12.81
Class R-1 Shares	7.52	10.69	12.80
Class R-2 Shares	7.51	10.77	12.81
Class R-3 Shares	7.54	10.92	12.82
Maximum offering price: Class A Shares	$7.93	11.49	13.47
Legacy Class A Shares	8.02	11.05	13.28

(a)	See Note 2 under Federal Income Taxes, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

S&P 500 Index Fund	Small Cap Index Fund	International Index Fund	Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund

—	272,886,632	197,479,550	190,960,851	301,663,478	108,562,994	152,203,278

—	311,163,814	281,006,862	187,860,203	303,594,435	111,818,030	152,203,278
671,149,531	—	—	—	—	—	—
—	—	—	7,887,585	—	—	—
—	—	2,820,853	—	—	—	—

—	465,597	438,298	329,501	3,284,784	1,425,713	7,051
836,376	239,531	281,029	80,844	255,844	4,751	1,489,445
—	1,284,294	30,196	—	—	—	—
—	11,944	58,742	63,188	—	705	17,587
—	—	—	150,000	—	—	—
—	—	65,410	—	—	—	—
—	—	24,496	—	—	—	—
19,214	4,782	4,524	1,438	2,633	1,114	2,077

672,005,121	313,169,962	284,730,410	196,372,759	307,137,696	113,250,313	153,719,438

—	—	—	—	462,556	212,627	35,281

—	—	—	—	—	—	—
255,159	104,360	88,356	43,870	76,747	9,709	447,581
—	719,566	71,487	—	—	—	—
—	8,753	—	—	—	—	—
—	—	10,427	—	—	—	—
431,399	256,421	289,229	64,204	163,450	74,019	71,153
—	—	—	150,000	—	—	—
253,981	678,760	222,818	64,627	102,777	34,709	57,663

940,539	1,767,860	682,317	322,701	805,530	331,064	611,678

671,064,582	311,402,102	284,048,093	196,050,058	306,332,166	112,919,249	153,107,760

530,074,425	270,244,871	203,340,845	192,112,594	305,319,007	109,424,932	153,107,760
(1,919,519)	2,430,994	(792,340)	6,998,136	(917,798)	239,281	—
142,663,625	38,381,658	83,688,191	(3,100,648)	1,930,957	3,255,036	—
246,051	344,579	(2,188,603)	39,976	—	—	—

671,064,582	311,402,102	284,048,093	196,050,058	306,332,166	112,919,249	153,107,760

4,636,754	1,801,145	2,415,016	1,906,137	2,192,015	1,944,127	38,064,362
1,277,384	758,982	879,801	1,062,894	572,869	313,589	2,563,856
33,569,619	12,843,932	9,385,159	10,660,411	11,227,717	5,755,369	74,286,669
12,746,423	4,787,024	2,966,381	5,251,042	5,036,224	2,409,672	5,004,595
6,677,637	3,270,114	2,901,512	1,221,701	9,400,237	20,721	19,305,130
558,157	237,023	282,378	277,085	249,848	—	4,068,786
863,700	321,542	406,325	412,007	308,722	—	8,324,080
170,976	100,796	134,992	123,261	124,157	—	1,490,282
51,381,891	23,478,655	35,424,992	17,775,907	23,055,236	21,046,187	38,064,362
14,173,633	9,877,095	12,909,594	9,918,074	6,022,418	3,394,307	2,563,856
372,322,046	165,789,426	137,482,391	100,094,464	118,200,392	62,208,929	74,286,669
141,298,235	60,976,426	43,494,676	49,361,770	53,032,367	26,045,584	5,004,595
74,246,530	42,693,930	42,650,627	11,397,356	98,842,533	224,242	19,305,130
6,188,037	3,081,399	4,141,137	2,555,873	2,627,983	—	4,068,786
9,553,146	4,188,349	5,959,293	3,806,550	3,244,841	—	8,324,080
1,901,064	1,316,822	1,985,383	1,140,064	1,306,396	—	1,490,282
11.08	13.04	14.67	9.33	10.52	10.83	1.00
11.10	13.01	14.67	9.33	10.51	10.82	1.00
11.09	12.91	14.65	9.39	10.53	10.81	1.00
11.09	12.74	14.66	9.40	10.53	10.81	1.00
11.12	13.06	14.70	9.33	10.51	10.82	1.00
11.09	13.00	14.67	9.22	10.52	—	1.00
11.06	13.03	14.67	9.24	10.51	—	1.00
11.12	13.06	14.71	9.25	10.52	—	1.00
11.66	13.73	15.44	9.82	10.85	11.16
11.43	13.31	15.10	9.68	10.86	11.14

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	LifePath Income Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund
Assets
Investments in securities at identified cost	$—	—	—	—	—

Investments in securities at market value	$—	—	—	—	—
Investments in securities in Master Portfolios	167,996,774	474,801,569	839,818,913	667,801,053	511,272,532
Cash	—	—	—	—	—
Foreign currencies at value	—	—	—	—	—
Receivable for:
Dividends and interest	—	—	—	—	—
Shares of the Fund sold	301,849	700,075	1,238,861	1,873,427	1,490,466
Securities sold	—	—	—	—	—
SFIMC tax administration expenses reimbursement (a)	200,000	—	—	—	—
Variation margin	—	—	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	—	—	—
Prepaid expenses	2,499	6,505	10,987	11,386	6,456

Total assets	168,501,122	475,508,149	841,068,761	669,685,866	512,769,454

Liabilities and Net Assets
Dividends to shareholders	60,585	120,576	285,894	120,733	138,699
Payable for:
Shares of the Fund redeemed	59,427	150,710	325,110	134,514	267,398
Securities purchased	—	—	—	—	—
Variation margin	—	—	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	—	—	—
Due to affiliates	132,046	366,356	647,899	515,084	393,007
Accrued tax administration expenses (a)	200,000	—	—	—	—
Accrued liabilities	38,003	79,440	139,432	146,496	149,779

Total Liabilities	490,061	717,082	1,398,335	916,827	948,883

Net assets applicable to shares outstanding of common stock	$168,011,061	474,791,067	839,670,426	668,769,039	511,820,571

Analysis of Net Assets
Paid-in-capital	159,850,010	450,630,342	788,068,004	628,726,312	484,070,509
Accumulated net realized gain (loss)	1,222,510	4,646,426	11,887,332	8,790,983	6,999,789
Net unrealized appreciation (depreciation)	6,683,893	18,684,133	38,057,478	29,959,258	19,749,012
Undistributed (accumulated) net investment income (loss)	254,648	830,166	1,657,612	1,292,486	1,001,261

Net assets applicable to shares outstanding	$168,011,061	474,791,067	839,670,426	668,769,039	511,820,571

Fund shares outstanding: Class A Shares	3,278,598	8,467,220	14,065,131	11,381,171	8,042,916
Class B Shares	109,760	347,457	864,229	929,675	900,090
Legacy Class A Shares	8,641,601	21,549,427	32,253,049	21,188,052	14,177,388
Legacy Class B Shares	964,326	3,938,518	7,076,455	5,330,150	3,641,512
Institutional Shares	1,190,973	3,108,230	6,009,497	5,943,691	5,499,407
Class R-1 Shares	156,638	279,809	579,355	578,590	544,906
Class R-2 Shares	149,014	520,169	779,077	816,177	630,344
Class R-3 Shares	9,258	45,985	168,339	80,802	61,840
Net assets applicable to shares outstanding: Class A Shares	$37,522,184	105,579,929	191,930,682	164,863,977	122,895,592
Class B Shares	1,262,212	4,305,059	11,749,641	13,436,878	13,721,479
Legacy Class A Shares	100,499,194	267,009,912	437,399,096	306,178,871	216,489,350
Legacy Class B Shares	11,235,073	48,651,313	95,796,995	76,679,980	55,465,377
Institutional Shares	13,853,079	38,747,733	82,033,757	86,292,550	84,376,221
Class R-1 Shares	1,794,350	3,464,846	7,874,063	8,344,043	8,292,178
Class R-2 Shares	1,737,406	6,460,314	10,597,921	11,801,671	9,633,109
Class R-3 Shares	107,563	571,961	2,288,271	1,171,069	947,265
Net asset value: Class A Shares	11.44	12.47	13.65	14.49	15.28
Class B Shares	11.50	12.39	13.60	14.45	15.24
Legacy Class A Shares	11.63	12.39	13.56	14.45	15.27
Legacy Class B Shares	11.65	12.35	13.54	14.39	15.23
Institutional Shares	11.63	12.47	13.65	14.52	15.34
Class R-1 Shares	11.46	12.38	13.59	14.42	15.22
Class R-2 Shares	11.66	12.42	13.60	14.46	15.28
Class R-3 Shares	11.62	12.44	13.59	14.49	15.32
Maximum offering price: Class A Shares	12.04	13.13	14.37	15.25	16.08
Legacy Class A Shares	11.99	12.77	13.98	14.90	15.74

(a)	See Note 2 under Federal Income Taxes, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2007

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P 500 Index Fund	Small Cap Index Fund	International Index Fund
Investment Income: (a)
Dividends	$8,949,502	1,297,166	3,050,977	12,734,789	4,869,412	8,136,984
Interest	569,276	211,732	123,108	821,150	500,635	222,387
Securities lending - net	—	—	—	137,241	—	—
Tax-exempt interest	—	—	—	—	—	—

	9,518,778	1,508,898	3,174,085	13,693,180	5,370,047	8,359,371
Less: foreign withholding taxes	(87,663)	(747)	(259,640)	—	(1,479)	(595,876)
Portfolio expenses of Master Portfolios (b)	—	—	—	(334,490)	—	—

Total investment income	9,431,115	1,508,151	2,914,445	13,358,690	5,368,568	7,763,495
Expenses:
Investment advisory and management fees	1,980,623	1,309,750	1,050,685	1,002,175	1,175,953	1,345,791
Shareholder services fees	831,085	414,604	333,920	1,681,277	845,905	679,962
Distribution fees Class A	30,111	39,918	39,275	94,470	52,913	68,527
Distribution fees Class B	46,128	103,916	110,531	128,694	101,674	119,560
Distribution fees Legacy Class A	284,638	203,144	152,932	958,049	457,089	339,717
Distribution fees Legacy Class B	279,132	183,255	137,427	946,582	434,608	282,293
Distribution fees Class R-1	13,145	13,584	14,382	31,420	16,797	18,187
Distribution fees Class R-2	12,766	9,964	10,015	22,617	11,147	13,602
Reports to shareholders	87,337	77,052	39,577	266,544	197,237	122,374
Regulatory fees	80,865	80,025	77,979	82,117	86,321	78,971
Professional fees	39,172	45,738	50,035	47,656	42,656	54,753
Trustees’ fees and expenses	11,724	5,615	4,577	23,188	12,180	9,289
Errors & omissions insurance	5,697	3,017	2,509	13,419	7,031	4,380
Custodian fees	4,904	15,440	191,945	7,241	52,383	262,426
ICI dues	3,994	1,536	1,128	6,993	3,322	2,466
Securities valuation fees	1,697	2,155	25,939	—	20,147	89,410
Fidelity bond expense	1,163	519	445	2,348	1,250	912
Index license fees	—	—	—	67,931	26,149	119,780

Total expenses	3,714,181	2,509,232	2,243,301	5,382,721	3,544,762	3,612,400
Less: expense reimbursement from SFIMC	—	(68,071)	(131,464)	—	(112,690)	(341,023)

Net expenses	3,714,181	2,441,161	2,111,837	5,382,721	3,432,072	3,271,377

Net investment income (loss)	5,716,934	(933,010)	802,608	7,975,969	1,936,496	4,492,118
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	18,868,698	5,590,455	13,736,344	13,264,286	18,580,896	3,130,277
Net realized gain (loss) on pass through investments	—	—	—	—	—	—
Net realized gain (loss) on forward foreign currency contracts	—	—	(67,181)	—	—	480,541
Net realized gain (loss) on foreign currency transactions	99	—	89,176	—	—	10,025
Net realized gain (loss) on future contracts	—	—	—	874,748	(483,529)	154,704
Change in net unrealized gain (loss) on open futures contracts	—	—	—	(722,996)	97,128	(92,622)
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(45,641,515)	16,656,008	(1,575,668)	16,559,657	(28,505,985)	15,475,388

Net realized and unrealized gain (loss) on investments	(26,772,718)	22,246,463	12,182,671	29,975,695	(10,311,490)	19,158,313

Net change in net assets resulting from operations	$(21,055,784)	21,313,453	12,985,279	37,951,664	(8,374,994)	23,650,431

(a)	Components of investment income for the S&P 500 Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds reflect each Funds’ proportionate income from its Master Portfolio.

(b)	Portfolio expenses of Master Portfolios for the S&P 500 Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds include the effect of expense reductions by Barclays at the Master Portfolio level. See Note 2 under Expense Reduction Agreements.

See accompanying notes to financial statements.

Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund	LifePath Income Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund

6,130,789	—	—	—	1,940,862	5,808,275	12,205,140	10,764,737	8,761,564
3,273	15,045,750	1,747	7,118,917	4,754,914	11,444,396	13,056,516	6,181,118	2,305,969
—	—	—	—	73,944	220,284	469,419	444,311	347,387
—	—	4,948,899	—	—	—	—	—	—

6,134,062	15,045,750	4,950,646	7,118,917	6,769,720	17,472,955	25,731,075	17,390,166	11,414,920
—	—	—	—	—	—	132	20	—

—	—	—	—	(443,331)	(1,176,292)	(1,903,682)	(1,396,629)	(1,000,848)

6,134,062	15,045,750	4,950,646	7,118,917	6,326,389	16,296,663	23,827,525	15,993,557	10,414,072

—	295,492	106,793	138,170	569,445	1,552,295	2,713,700	2,116,380	1,591,130
4,473	743,222	266,982	353,440	408,960	1,114,699	1,950,484	1,523,143	1,147,249
40,257	44,798	36,234	42,165	64,430	185,685	330,167	283,214	203,562
100,982	37,109	21,870	14,062	8,974	29,693	84,303	95,991	93,364
268,203	295,489	156,626	112,075	270,713	679,284	1,113,825	771,570	541,641
345,935	344,348	169,471	24,783	75,987	321,426	627,204	503,481	362,450
12,844	12,612	—	17,140	8,057	17,938	35,293	33,774	35,018
7,883	8,032	—	11,388	4,320	13,240	24,297	25,558	22,801
71,631	102,700	8,747	62,495	18,974	70,059	149,768	158,509	168,101
79,651	79,537	55,859	84,463	80,302	87,577	97,511	94,566	89,916
22,038	31,581	30,389	24,981	37,167	42,462	45,406	45,856	43,507
9,528	10,344	3,837	4,877	7,141	13,334	26,065	18,109	13,523
3,958	6,050	2,219	2,322	3,011	8,408	13,867	8,030	7,561
—	8,518	1,707	2,941	3,122	4,857	7,570	6,119	4,814
—	4,607	1,542	1,486	1,602	4,046	7,351	5,373	3,909
—	46,726	20,217	—	—	—	—	—	—
750	1,133	389	433	554	1,482	2,531	1,642	1,323
—	—	—	—	—	—	—	—	—

968,133	2,072,298	882,882	897,221	1,562,759	4,146,485	7,229,342	5,691,315	4,329,869

(187,555)	—	(18,114)	(45,828)	—	—	—	—	—

780,578	2,072,298	864,768	851,393	1,562,759	4,146,485	7,229,342	5,691,315	4,329,869

5,353,484	12,973,452	4,085,878	6,267,524	4,763,630	12,150,178	16,598,183	10,302,242	6,084,203

(86,871)	228,648	750,013	—	2,296,204	9,780,675	22,932,396	19,960,074	16,364,454

7,085,007	—	—	—	—	—	—	—	—

—	—	—	—	(1)	(3)	(2)	7	10

—	—	—	—	233	638	1,520	527	473

—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—

(15,382,811)	5,455,105	(681,381)	—	(865,809)	(6,515,823)	(20,817,012)	(21,245,169)	(19,568,569)

(8,384,675)	5,683,753	68,632	—	1,430,627	3,265,487	2,116,902	(1,284,561)	(3,203,632)

(3,031,191)	18,657,205	4,154,510	6,267,524	6,194,257	15,415,665	18,715,085	9,017,681	2,880,571

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund
Years ended December 31,	2007	2006
From operations:
Net investment income (loss)	$5,716,934	3,908,330
Net realized gain (loss)	18,868,797	11,841,392
Change in net unrealized appreciation or depreciation	(45,641,515)	28,864,373

Net change in net assets resulting from operations	(21,055,784)	44,614,095
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(293,842)	(113,204)
Class B Shares	(52,744)	(43,511)
Legacy Class A Shares	(1,764,334)	(1,281,887)
Legacy Class B Shares	(503,816)	(311,345)
Institutional Shares	(2,852,013)	(2,109,999)
Class R-1 Shares	(36,435)	(21,819)
Class R-2 Shares	(110,121)	(34,834)
Class R-3 Shares	(26,768)	(19,175)

	(5,640,073)	(3,935,774)
Net realized gain:
Class A Shares	(929,036)	(329,780)
Class B Shares	(292,475)	(195,434)
Legacy Class A Shares	(6,144,512)	(4,531,086)
Legacy Class B Shares	(2,340,010)	(1,746,786)
Institutional Shares	(8,496,610)	(6,146,900)
Class R-1 Shares	(152,642)	(94,462)
Class R-2 Shares	(359,245)	(125,453)
Class R-3 Shares	(82,619)	(58,286)

	(18,797,149)	(13,228,187)
Total distributions to shareholders	(24,437,222)	(17,163,961)
From Fund share transactions:
Proceeds from shares sold	33,934,323	39,457,809
Reinvestment of distributions	14,011,113	11,412,628

	47,945,436	50,870,437
Less payments for shares redeemed	(29,867,423)	(36,550,329)

Net increase in net assets from Fund share transactions	18,078,013	14,320,108

Total increase (decrease) in net assets	(27,414,993)	41,770,242

Net assets:
Beginning of period	319,856,167	278,085,925

End of period*	$292,441,174	$319,856,167

* Including undistributed (accumulated) net investment income (loss)	$138,271	66,302

See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		S&P 500 Index Fund		Small Cap Index Fund
2007	2006	2007	2006	2007	2006	2007	2006

(933,010)	(894,476)	802,608	930,656	7,975,969	6,545,020	1,936,496	815,474
5,590,455	28,516,383	13,758,339	5,215,688	14,139,034	1,821,041	18,097,367	26,767,307
16,656,008	(9,860,423)	(1,575,668)	11,581,083	15,836,661	72,936,021	(28,408,857)	19,007,133

21,313,453	17,761,484	12,985,279	17,727,427	37,951,664	81,302,082	(8,374,994)	46,589,914

—	—	(203,318)	(224,111)	(690,068)	(286,457)	(163,130)	(62,798)
—	—	(44,978)	(144,397)	(85,193)	(98,736)	—	—
—	—	(650,221)	(915,835)	(4,532,825)	(4,006,584)	(985,270)	(339,087)
—	—	(140,769)	(194,458)	(1,147,381)	(977,232)	(108,261)	—
—	—	(197,933)	(221,588)	(1,094,636)	(872,601)	(364,647)	(189,562)
—	—	(23,858)	(31,471)	(55,789)	(48,919)	(7,949)	—
—	—	(51,536)	(35,477)	(119,779)	(60,504)	(24,907)	(4,296)
—	—	(22,257)	(29,346)	(27,014)	(21,756)	(11,053)	(5,049)

—	—	(1,334,870)	(1,796,683)	(7,752,685)	(6,372,789)	(1,665,217)	(600,792)

(2,826,828)	(929,648)	(1,158,765)	—	(199,070)	—	(1,416,356)	(1,196,758)
(1,453,832)	(830,539)	(759,246)	—	(56,104)	—	(621,228)	(817,201)
(10,836,967)	(5,920,261)	(3,928,982)	—	(1,460,433)	—	(10,017,368)	(14,105,699)
(3,778,397)	(2,126,592)	(1,360,679)	—	(556,631)	—	(3,767,090)	(5,232,471)
(2,973,992)	(1,263,302)	(956,166)	—	(288,910)	—	(2,527,947)	(3,291,147)
(363,738)	(173,516)	(195,528)	—	(24,382)	—	(187,284)	(235,364)
(708,265)	(156,440)	(297,638)	—	(37,765)	—	(253,577)	(238,147)
(201,739)	(115,732)	(114,687)	—	(7,499)	—	(82,119)	(106,842)

(23,143,758)	(11,516,030)	(8,771,691)	—	(2,630,794)	—	(18,872,969)	(25,223,629)
(23,143,758)	(11,516,030)	(10,106,561)	(1,796,683)	(10,383,479)	(6,372,789)	(20,538,186)	(25,824,421)

39,578,026	35,289,699	20,057,985	35,954,678	100,433,718	116,354,921	44,802,112	75,336,971
15,390,584	6,889,429	5,108,157	828,903	9,653,441	5,885,378	15,988,359	19,745,450

54,968,610	42,179,128	25,166,142	36,783,581	110,087,159	122,240,299	60,790,471	95,082,421
(16,594,027)	(33,850,614)	(9,395,708)	(28,103,128)	(98,630,002)	(105,009,256)	(47,231,092)	(57,519,598)

38,374,583	8,328,514	15,770,434	8,680,453	11,457,157	17,231,043	13,559,379	37,562,823

36,544,278	14,573,968	18,649,152	24,611,197	39,025,342	92,160,336	(15,353,801)	58,328,316

138,481,897	123,907,929	117,279,341	92,668,144	632,039,240	539,878,904	326,755,903	268,427,587

175,026,175	138,481,897	135,928,493	117,279,341	671,064,582	632,039,240	311,402,102	326,755,903

3,603	—	(2,070,481)	(1,585,225)	246,051	143,128	344,579	317,483

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST FUND

STATEMENTS OF CHANGES IN NET ASSETS

	International Index Fund
Years ended December 31,	2007	2006
From operations:
Net investment income (loss)	$4,492,118	3,269,729
Net realized gain (loss)	3,775,547	2,127,838
Change in net unrealized appreciation or depreciation	15,382,766	38,053,441

Net change in net assets resulting from operations	23,650,431	43,451,008
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(789,604)	(370,036)
Class B Shares	(194,401)	(188,938)
Legacy Class A Shares	(2,926,649)	(2,439,921)
Legacy Class B Shares	(755,124)	(593,994)
Institutional Shares	(1,006,846)	(723,352)
Class R-1 Shares	(78,796)	(54,083)
Class R-2 Shares	(128,270)	(59,719)
Class R-3 Shares	(46,802)	(36,283)

	(5,926,492)	(4,466,326)
Net realized gain:
Class A Shares	(479,114)	(164,868)
Class B Shares	(178,494)	(109,003)
Legacy Class A Shares	(1,858,495)	(1,195,415)
Legacy Class B Shares	(591,807)	(387,603)
Institutional Shares	(570,159)	(315,000)
Class R-1 Shares	(56,116)	(29,835)
Class R-2 Shares	(80,636)	(30,423)
Class R-3 Shares	(27,314)	(16,459)

	(3,842,135)	(2,248,606)
Total distributions to shareholders	(9,768,627)	(6,714,932)
From Fund share transactions:
Proceeds from shares sold	59,678,111	70,337,583
Reinvestment of distributions	7,210,627	4,708,837

	66,888,738	75,046,420
Less payments for shares redeemed	(31,986,539)	(39,007,744)

Net increase (decrease) in net assets from Fund share transactions	34,902,199	36,038,676

Total increase (decrease) in net assets	48,784,003	72,774,752

Net assets:
Beginning of period	235,264,090	162,489,338

End of period*	$284,048,093	235,264,090

* Including undistributed (accumulated) net investment income (loss)	$(2,188,603)	(1,256,070)

See accompanying notes to financial statements.

Equity and Bond Fund		Bond Fund		Tax Advantaged Bond Fund		Money Market Fund
2007	2006	2007	2006	2007	2006	2007	2006

5,353,484	4,281,024	12,973,452	11,730,377	4,085,878	3,951,765	6,267,524	4,914,044
6,998,136	5,254,963	228,648	(555,535)	750,013	333,331	—	—
(15,382,811)	10,446,865	5,455,105	(929,007)	(681,381)	(1,106,747)	—	—

(3,031,191)	19,982,852	18,657,205	10,245,835	4,154,510	3,178,349	6,267,524	4,914,044

(521,558)	(293,942)	(788,075)	(215,476)	(569,503)	(115,206)	(1,265,325)	(296,799)
(221,917)	(199,674)	(227,977)	(135,742)	(119,010)	(80,710)	(106,611)	(72,205)
(2,875,360)	(2,404,717)	(5,190,598)	(5,340,521)	(2,466,260)	(2,711,585)	(3,413,216)	(3,449,202)
(1,220,642)	(969,501)	(2,114,722)	(2,065,048)	(922,240)	(1,035,553)	(187,514)	(186,023)
(358,221)	(261,907)	(4,378,921)	(3,763,743)	(8,865)	(8,711)	(791,677)	(561,516)
(68,028)	(42,600)	(102,846)	(75,784)	—	—	(182,138)	(145,384)
(95,055)	(31,827)	(114,591)	(84,570)	—	—	(252,622)	(143,216)
(36,265)	(29,705)	(55,722)	(49,493)	—	—	(68,421)	(59,699)

(5,397,046)	(4,233,873)	(12,973,452)	(11,730,377)	(4,085,878)	(3,951,765)	(6,267,524)	(4,914,044)

(495,464)	(689,381)	—	—	(110,577)	(6,941)	—	—
(275,081)	(558,716)	—	—	(18,629)	(4,170)	—	—
(2,655,752)	(5,522,505)	—	—	(340,942)	(79,850)	—	—
(1,319,089)	(2,749,434)	—	—	(143,090)	(33,116)	—	—
(302,271)	(552,189)	—	—	(1,229)	(244)	—	—
(69,917)	(114,425)	—	—	—	—	—	—
(105,569)	(77,954)	—	—	—	—	—	—
(31,820)	(63,799)	—	—	—	—	—	—

(5,254,963)	(10,328,403)	—	—	(614,467)	(124,321)	—	—
(10,652,009)	(14,562,276)	(12,973,452)	(11,730,377)	(4,700,345)	(4,076,086)	(6,267,524)	(4,914,044)

25,749,594	43,479,374	41,092,416	51,741,318	23,526,351	14,175,784	225,315,314	164,487,508
7,934,677	10,501,849	7,617,547	6,991,602	1,792,031	1,392,754	5,667,033	4,380,651

33,684,271	53,981,223	48,709,963	58,732,920	25,318,382	15,568,538	230,982,347	168,868,159
(22,659,564)	(42,757,573)	(35,721,567)	(49,286,942)	(12,235,706)	(21,751,411)	(201,440,611)	(149,728,691)

11,024,707	11,223,650	12,988,396	9,445,978	13,082,676	(6,182,873)	29,541,736	19,139,468

(2,658,493)	16,644,226	18,672,149	7,961,436	12,536,841	(7,080,610)	29,541,736	19,139,468

198,708,551	182,064,325	287,660,017	279,698,581	100,382,408	107,463,018	123,566,024	104,426,556

196,050,058	198,708,551	306,332,166	287,660,017	112,919,249	100,382,408	153,107,760	123,566,024

39,976	83,538	—	—	—	—	—	—

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Income Fund
Year ended December 31,	2007	2006
From operations:
Net investment income	$4,763,630	3,960,224
Net realized gain (loss)	2,296,436	2,898,825
Change in net unrealized appreciation or depreciation	(865,809)	4,277,924

Net change in net assets resulting from operations	6,194,257	11,136,973
Distributions to shareowners from and in excess of:
Net investment income:
Class A Shares	(888,710)	(271,211)
Class B Shares	(22,147)	(11,811)
Legacy Class A Shares	(2,883,428)	(3,040,700)
Legacy Class B Shares	(246,053)	(281,763)
Institutional Shares	(418,208)	(312,145)
Class R-1 Shares	(40,664)	(33,151)
Class R-2 Shares	(41,282)	(21,006)
Class R-3 Shares	(3,350)	(3,121)

	(4,543,842)	(3,974,908)
Net realized gain:
Class A Shares	(757,187)	(103,437)
Class B Shares	(25,934)	(4,535)
Legacy Class A Shares	(2,200,342)	(982,976)
Legacy Class B Shares	(243,362)	(104,164)
Institutional Shares	(293,994)	(94,321)
Class R-1 Shares	(38,674)	(12,047)
Class R-2 Shares	(35,583)	(7,737)
Class R-3 Shares	(2,363)	(958)

	(3,597,439)	(1,310,175)
Total distributions to shareowners	(8,141,281)	(5,285,083)
From Fund share transactions:
Proceeds from shares sold	44,819,588	46,051,044
Reinvestment of distributions	7,986,380	5,180,362

	52,805,968	51,231,406
Less payments for shares redeemed	(35,514,205)	(26,962,494)

Net increase (decrease) in net assets from Fund share transactions	17,291,763	24,268,912

Total increase in net assets	15,344,739	30,120,802

Net assets:
Beginning of period	152,666,322	122,545,520

End of period*	$168,011,061	$152,666,322

* Including undistributed (accumulated) net investment income (loss)	$254,648	(2,160)

See accompanying notes to financial statements.

LifePath 2010 Fund		LifePath 2020 Fund		LifePath 2030 Fund		LifePath 2040 Fund
2007	2006	2007	2006	2007	2006	2007	2006

12,150,178	8,885,195	16,598,183	11,198,346	10,302,242	6,381,636	6,084,203	3,518,883
9,781,310	9,048,170	22,933,914	18,291,391	19,960,608	14,773,752	16,364,937	11,006,359
(6,515,823)	14,709,655	(20,817,012)	36,338,890	(21,245,169)	33,512,680	(19,568,569)	27,647,131

15,415,665	32,643,020	18,715,085	65,828,627	9,017,681	54,668,068	2,880,571	42,172,373

(2,684,409)	(874,835)	(3,763,791)	(1,195,168)	(2,526,232)	(759,850)	(1,470,393)	(404,804)
(87,778)	(37,888)	(165,234)	(82,944)	(132,347)	(65,937)	(91,880)	(46,817)
(6,414,020)	(6,062,347)	(7,962,560)	(7,120,917)	(4,245,732)	(3,588,521)	(2,227,021)	(1,818,708)
(980,696)	(915,589)	(1,372,826)	(1,200,108)	(769,670)	(640,260)	(352,378)	(289,385)
(1,025,297)	(801,612)	(1,734,715)	(1,189,788)	(1,429,668)	(929,479)	(1,091,771)	(662,229)
(71,936)	(69,880)	(125,053)	(76,570)	(103,143)	(49,264)	(70,127)	(36,434)
(160,181)	(58,960)	(196,168)	(82,643)	(170,804)	(61,132)	(100,271)	(48,238)
(15,181)	(10,161)	(46,200)	(40,081)	(18,649)	(15,047)	(12,136)	(4,957)

(11,439,498)	(8,831,272)	(15,366,547)	(10,988,219)	(9,396,245)	(6,109,490)	(5,415,977)	(3,311,572)

(2,670,145)	(366,397)	(6,095,083)	(798,806)	(5,630,092)	(751,105)	(4,553,623)	(479,577)
(110,162)	(17,632)	(377,343)	(63,324)	(466,161)	(76,370)	(512,470)	(67,049)
(6,820,630)	(2,877,331)	(14,030,666)	(5,663,114)	(10,572,276)	(4,395,048)	(8,060,664)	(2,798,862)
(1,251,160)	(524,252)	(3,089,420)	(1,223,689)	(2,669,328)	(1,112,095)	(2,084,678)	(730,064)
(980,631)	(342,197)	(2,607,253)	(822,246)	(2,956,784)	(954,332)	(3,105,126)	(813,021)
(89,043)	(36,060)	(252,320)	(70,200)	(289,259)	(72,023)	(310,186)	(68,743)
(164,615)	(28,197)	(339,052)	(65,490)	(407,157)	(73,400)	(358,534)	(71,810)
(14,610)	(4,444)	(73,219)	(24,682)	(40,247)	(15,425)	(35,177)	(6,345)

(12,100,996)	(4,196,510)	(26,864,356)	(8,731,551)	(23,031,304)	(7,449,798)	(19,020,458)	(5,035,471)
(23,540,494)	(13,027,782)	(42,230,903)	(19,719,770)	(32,427,549)	(13,559,288)	(24,436,435)	(8,347,043)

129,996,827	126,070,947	251,401,246	235,741,142	233,615,977	196,542,359	211,407,022	167,205,293
23,418,028	12,945,045	41,946,469	19,598,927	32,300,638	13,497,913	24,297,096	8,292,364

153,414,855	139,015,992	293,347,715	255,340,069	265,916,615	210,040,272	235,704,118	175,497,657
(65,548,083)	(47,575,136)	(95,917,206)	(64,435,859)	(71,056,011)	(39,231,513)	(62,450,738)	(29,608,216)

87,866,772	91,440,856	197,430,509	190,904,210	194,860,604	170,808,759	173,253,380	145,889,441
79,741,943	111,056,094	173,914,691	237,013,067	171,450,736	211,917,539	151,697,516	179,714,771

395,049,124	283,993,030	665,755,735	428,742,668	497,318,303	285,400,764	360,123,055	180,408,284

474,791,067	395,049,124	839,670,426	665,755,735	668,769,039	497,318,303	511,820,571	360,123,055

830,166	21,626	1,657,612	186,453	1,292,486	221,815	1,001,261	208,585

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Mutual Fund Trust (the “Trust”) has 15 separate investment portfolios (the “Funds”). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks.

The State Farm Equity Fund (the “Equity Fund”) seeks long-term growth of capital. The Equity Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its assets plus any borrowings in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion.

The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”) seeks long-term growth of capital. The Fund primarily invests in a diversified portfolio of small and mid-capitalization stocks issued by U.S. companies.

The State Farm International Equity Fund (the “International Equity Fund”) seeks long-term growth of capital. The International Equity Fund invests its assets primarily in common stocks of companies located in Europe, Canada, Australia and the Far East. The International Equity Fund may also invest in companies located in other countries, including up to 10% of its net assets in companies located in emerging or developing markets. There is no restriction on the size of the companies in which the Fund invests.

The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks as represented by the Standard & Poor’s 500 Stock Index (the “S&P 500® Index”). The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio. That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives.

The State Farm Small Cap Index Fund (the “Small Cap Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index (the “Russell 2000”). The Small Cap Index Fund pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The State Farm International Index Fund (the “International Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (the “EAFE® Free”). The International Index Fund selects a representative sample of the securities contained in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The State Farm Equity and Bond Fund (the “Equity and Bond Fund”) seeks long-term growth of principal while providing some current income. The Equity and Bond Fund invests substantially all of its assets in Institutional shares of the State Farm Equity Fund and State Farm Bond Fund of the Trust.

The State Farm Bond Fund (the “Bond Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. Government and agency obligations, and mortgage-backed securities.

The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Tax Advantaged Bond Fund normally invests so that either (1) at least 80% of the Tax Advantaged Bond Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% or more of the Tax Advantaged Bond Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the “Money Market Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Money Market Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as The World Bank.

The State Farm LifePath® Income Fund (the “LifePath Income Fund”) is managed for investors seeking income and moderate long-term growth of capital. The LifePath Income Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath Retirement Master Portfolio. The LifePath Retirement Master Portfolio and the LifePath Income Fund have substantially similar investment objectives.

The State Farm LifePath 2010® Fund (the “LifePath 2010 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010. The LifePath 2010 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2010 Master Portfolio. The LifePath 2010 Master Portfolio and the LifePath 2010 Fund have substantially similar investment objectives.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The State Farm LifePath 2020® Fund (the “LifePath 2020 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020. The LifePath 2020 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2020 Master Portfolio. The LifePath 2020 Master Portfolio and the LifePath 2020 Fund have substantially similar investment objectives.

The State Farm LifePath 2030® Fund (the “LifePath 2030 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. The LifePath 2030 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2030 Master Portfolio. The LifePath 2030 Master Portfolio and the LifePath 2030 Fund have substantially similar investment objectives.

The State Farm LifePath 2040® Fund (the “LifePath 2040 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. The LifePath 2040 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2040 Master Portfolio. The LifePath 2040 Master Portfolio and the LifePath 2040 Fund have substantially similar investment objectives.

Each LifePath Master Portfolio invests in a combination of stock, bond and short-term money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive asset allocation investment strategy that gradually becomes more conservative as the year in the LifePath Fund’s name approaches, except for the LifePath Retirement Master Portfolio that already is in its most conservative phase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

For a description of securities valuation for investments of the Master Portfolios, see the Notes to Financial Statements for Master Investment Portfolio (“MIP”) found later in this report. The following securities valuation description applies to the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund (collectively, “Non-feeder Funds”).

Investments are stated at market value. Stocks and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Non-feeder Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. In the event that State Farm Investment Management Corp. (“SFIMC”), the Trust’s investment adviser, determines that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time as of which the security is to be fair valued (“subsequent event”), the security is valued at fair value in accordance with procedures established by the Trust’s Board of Trustees. A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. The Trust has retained an independent statistical fair value service to assist in the fair valuation process for foreign securities in order to adjust for possible changes in value resulting from subsequent events. If a security is valued at “fair value,” that value may be different from the last quoted market price.

Securities not valued as described above, and securities for which market prices are not readily available or are considered unreliable, are fair valued pursuant to procedures established by the Trust’s Board of Trustees. Fair value, as a general principle, means the value a Fund might reasonably expect to receive upon sale of that security. These fair value procedures require SFIMC to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s fair value in its reasonable judgment.

In making a fair value judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining fair value for a

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

Repurchase Agreements

The Funds, including the S&P 500 Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds (“Feeder Funds”) through their investment in the Master Portfolios, may enter into repurchase agreements with banks, brokers, dealers or other financial institutions, in accordance with a Fund’s investment restrictions. Repurchase agreements involve the purchase of securities with a simultaneous commitment to resell the securities to the seller at an agreed-upon price and date. A Fund will invest only in repurchase agreements collateralized in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. For those Funds that are Non-feeder Funds, a Fund’s Schedule of Investments reflects repurchase agreements, if any, entered into as of December 31, 2007. For the Feeder Funds, see the Notes to Financial Statements for the Master Portfolios included elsewhere in this report for more information on repurchase agreements entered into by the Master Portfolios.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Securities purchased on a “when-issued” basis

The Tax Advantaged Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Tax Advantaged Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments. It is possible that the securities will never be issued and the commitment cancelled. At December 31, 2007, there were no commitments for such securities in the Tax Advantaged Bond Fund’s portfolio.

Multi-class fund structure

The Funds offer multiple classes of shares. As of May 1, 2006, the previously existing “Class A” and “Class B” shares were renamed “Legacy Class A” and “Legacy Class B” shares, and on that same day new Class A and new Class B shares were offered to the public. Any shareholder who owned former Class A or former Class B shares as of April 30, 2006, became the owner of the same number of Legacy Class A or Legacy Class B shares as of May 1, 2006.

Class A and Legacy Class A shares are offered to investors subject to an initial sales charge. Class B and Legacy Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A and Legacy Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B and Legacy Class B shares automatically convert to the corresponding Class A and Legacy Class A shares eight years after issuance. Institutional shares are offered to institutional investors, including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain IRAs. Institutional shares are not subject to an initial sales charge or a contingent deferred sales charge. Class R-1, R-2 and R-3 shares are available for purchase or exchange for all Funds (except the Tax Advantaged Bond Fund) only by qualified purchasers as defined in the prospectus for Class R-1, R-2, and R-3 Shares.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of fair value of settled shares outstanding for the Bond, Tax Advantaged Bond and Money Market Funds and, indirectly, the Equity and Bond Fund, and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in the payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Fund share valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its Net Asset Value (“NAV”), plus an initial sales charge on the Class A and Legacy Class A shares. The offering price of the Money Market Fund and all Funds’ Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares is the NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually at 3:00 p.m., Central Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Investments in Master Portfolios

The Feeder Funds, through their investments in the Master Portfolios, are diversified, open-end management investment companies. The Feeder Funds invest all of their assets in the Master Portfolios. The percentage ownership in the Master Portfolios held by the Feeder Funds is detailed below:

Feeder Fund	Invests in Master Portfolio	% ownership interest held by the Feeder Funds at 12/31/2007
S&P 500 Index Fund	S&P 500 Index Master Portfolio	22.98%
LifePath Income Fund	LifePath Retirement Master Portfolio	50.64%
LifePath 2010 Fund	LifePath 2010 Master Portfolio	47.56%
LifePath 2020 Fund	LifePath 2020 Master Portfolio	45.94%
LifePath 2030 Fund	LifePath 2030 Master Portfolio	47.93%
LifePath 2040 Fund	LifePath 2040 Master Portfolio	49.98%

The Master Portfolios are diversified, open-end management investment companies, which have similar investment objectives as the respective Feeder Funds. The Master Portfolios operate as partnerships for federal income tax purposes. The financial statements of each Master Portfolio, including the Schedules of Investments, are included elsewhere in this report.

Each Feeder Fund records its investment in its Master Portfolio at fair value based upon each Feeder Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation policies relating to securities held by each Master Portfolio are disclosed in the notes of the respective Master Portfolio’s financial statements included elsewhere in this report.

Each Feeder Fund records daily its proportionate share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses.

Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

The Equity and Bond Fund and the LifePath Income Fund have accrued estimated tax administration expenses for a potential closing agreement with the Internal Revenue Service (IRS) with respect to a federal tax issue. The closing agreement proposes to resolve uncertainty surrounding distributions paid by these two Funds for tax years 2003 through 2006. Distributions among classes of these two Funds made during 2003 through 2006 might be considered to be preferential under applicable tax rules and procedures due to the calculation methodology used by SFIMC, the Funds’ accounting agent, which was changed beginning in December 2006. The Trust’s management estimates the IRS may assess fees of $150,000 to the Equity and Bond Fund and $200,000 to the LifePath Income Fund as a result of entering into the closing agreement. SFIMC has agreed to reimburse the Equity and Bond Fund up to $150,000 and the LifePath Income Fund up to $200,000 of these estimated fees.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Generally the tax authorities can examine all tax returns filed for the last three years. The Trust’s management has completed a review of FIN 48 and has determined that no tax liability is required and no additional disclosures are needed as of December 31, 2007.

As of December 31, 2007, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for certain Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Fund	$298,010,609	$38,138,513	$(44,147,126)	$(6,008,613)
Small/Mid Cap Equity Fund	160,295,948	29,145,042	(12,997,090)	16,147,952
International Equity Fund	104,273,574	33,961,247	(3,274,423)	30,686,824
Small Cap Index Fund	272,574,785	77,820,091	(39,231,062)	38,589,029
International Index Fund	199,863,464	87,369,922	(6,226,524)	81,143,398
Equity and Bond Fund	190,960,851	912,164	(4,012,812)	(3,100,648)
Bond Fund	301,663,478	4,608,172	(2,677,215)	1,930,957
Tax Advantaged Bond Fund	108,562,994	3,303,541	(48,505)	3,255,036
Money Market Fund	152,203,278	—	—	—

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Master Portfolios are organized as partnerships for federal income tax purposes. Information relating to the cost of investments, gross and net unrealized appreciation (depreciation) and other tax matters for the Master Portfolios may be found in the MIP Notes To Financial Statements which are included in this report. The tax cost information for the LifePath Master Portfolios in the MIP Notes To Financial Statements does not include the tax cost information of the underlying investments in the Active Stock and CoreAlpha Bond Master Portfolios, each of which is an Underlying Fund See the MIP Notes To Financial Statements for the tax cost information of the underlying investments in the Active Stock and CoreAlpha Bond Master Portfolios.

At December 31, 2007, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Year of Expiration
	2011	2013	2014	Total
Bond Fund	$269,632	$92,631	$555,535	$917,798

The International Equity Fund, Bond Fund, and S&P 500 Index Fund utilized $2,195,583, $228,648, and $2,222,003, respectively, of capital loss carryforwards to offset realized capital gains in 2007.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2007, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long- term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Equity Fund	$142,963	$221,712	$(6,008,613)	$—	$(5,643,938)
Small/Mid Cap Equity Fund	890,993	—	16,147,955	(96,498)	16,942,450
International Equity Fund	207,441	2,010,429	30,686,112	(496,146)	32,407,836
S&P 500 Index Fund	171,291	720,687	140,101,932	—	140,993,910
Small Cap Index Fund	47,396	2,520,806	38,589,029	—	41,157,231
International Index Fund	525,728	—	81,290,258	(1,108,738)	80,707,248
Equity and Bond Fund	2,139,162	4,898,950	(3,100,648)	—	3,937,464
Bond Fund	48,916	—	1,930,957	(917,798)	1,062,075
Tax Advantaged Bond Fund	1,438	237,843	3,255,036	—	3,494,317
Money Market Fund	7,441	—	—	—	7,441
LifePath Income Fund	163,325	541,898	7,455,828	—	8,161,051
LifePath 2010 Fund	394,712	2,122,502	21,643,511	—	24,160,725
LifePath 2020 Fund	436,428	2,908,436	48,257,558	—	51,602,422
LifePath 2030 Fund	223,429	1,767,948	38,051,350	—	40,042,727
LifePath 2040 Fund	111,538	890,100	26,748,424	—	27,750,062

The difference between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2007 relates to one or more of the following: forward foreign currency contracts, mark-to-market of Passive Foreign Investment Companies (“PFICs”), post-October loss deferrals, return of capital transactions, amortization for GAAP but not for federal income tax purposes and non deductible start-up expenses.

From November 1, 2007 through December 31, 2007, the Small/Mid Cap Equity Fund incurred $96,498 in long-term realized losses. As permitted by tax regulations, the Fund elected to defer the losses and treat them as arising on January 1, 2008.

From November 1, 2007 through December 31, 2007, the International Equity Fund incurred $496,146 in net realized losses, foreign exchange losses and PFIC losses. As permitted by tax regulations, the Fund elected to defer the losses and treat them as arising on January 1, 2008.

From November 1, 2007 through December 31, 2007, the International Index Fund incurred $921,576 in PFIC losses and $187,162 in net realized losses. As permitted by tax regulations, the Fund elected to defer the losses and treat them as arising on January 1, 2008.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, net operating losses, the timing of fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2007, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed (Accumulated) Net Investment Income (Loss)
Equity Fund	$—	$4,892	$(4,892)
Small/Mid Cap Equity Fund	—	(936,613)	936,613
International Equity Fund	—	(47,006)	47,006
S&P 500 Index Fund	8,486,504	(8,366,143)	(120,361)
Small Cap Index Fund	—	244,183	(244,183)
International Index Fund	—	(501,841)	501,841
LifePath Income Fund	—	(37,020)	37,020
LifePath 2010 Fund	—	(97,860)	97,860
LifePath 2020 Fund	—	(239,523)	239,523
LifePath 2030 Fund	—	(164,674)	164,674
LifePath 2040 Fund	—	(124,450)	124,450

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund and Money Market Fund declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

The Lifepath Income Fund declares and distributes dividends quarterly and capital gain distributions, if any, at least annually.

The tax character of distributions for all classes was as follows for the years ended December 31, 2007 and 2006 respectively:

2007	Ordinary Income
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$569,649	138,955	3,584,964	1,196,997	5,370,123	81,661	216,561	51,247	11,210,157
Small/Mid Cap Equity Fund	1,304,321	670,797	5,000,220	1,743,321	1,372,247	167,828	326,793	93,082	10,678,609
Small Cap Index Fund	310,033	64,433	2,024,263	498,981	626,844	27,374	51,208	19,571	3,622,707
International Index Fund	912,411	240,159	3,403,004	906,812	1,152,990	93,179	148,941	53,802	6,911,298
Equity and Bond Fund	828,331	392,237	4,519,749	2,037,373	545,376	111,318	160,420	55,967	8,650,771
LifePath Income Fund	902,359	22,627	2,929,707	251,088	424,116	41,439	41,958	3,398	4,616,692
LifePath 2010 Fund	2,796,758	92,413	6,700,851	1,033,340	1,066,558	75,683	167,107	15,795	11,948,505
LifePath 2020 Fund	3,932,131	175,656	8,349,802	1,458,152	1,806,724	132,022	205,532	48,222	16,108,241
LifePath 2030 Fund	2,658,388	143,289	4,493,913	832,327	1,499,072	109,933	180,362	19,594	9,936,878
LifePath 2040 Fund	1,561,217	102,101	2,387,784	393,958	1,153,704	76,314	107,422	12,838	5,795,338

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

2007	Long Term Capital Gain
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$653,229	206,265	4,323,881	1,646,830	5,978,499	107,416	252,805	58,140	13,227,065
Small/Mid Cap Equity Fund	1,522,507	783,035	5,836,747	2,035,076	1,601,745	195,910	381,472	108,657	12,465,149
Small Cap Index Fund	1,269,453	556,795	8,978,375	3,376,370	2,265,750	167,859	227,276	73,601	16,915,479
International Index Fund	356,307	132,736	1,382,140	440,119	424,015	41,733	59,965	20,314	2,857,329
Equity and Bond Fund	188,691	104,761	1,011,363	502,358	115,116	26,627	40,204	12,118	2,001,238
LifePath Income Fund	743,538	25,454	2,154,063	238,327	288,086	37,899	34,907	2,315	3,524,589
LifePath 2010 Fund	2,557,796	105,527	6,533,799	1,198,516	939,370	85,296	157,689	13,996	11,591,989
LifePath 2020 Fund	5,926,743	366,921	13,643,424	3,004,094	2,535,244	245,351	329,688	71,197	26,122,662
LifePath 2030 Fund	5,497,936	455,219	10,324,095	2,606,671	2,887,380	282,469	397,599	39,302	22,490,671
LifePath 2040 Fund	4,462,799	502,249	7,899,901	2,043,098	3,043,193	303,999	351,383	34,475	18,641,097

2007	Total Distributions
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$1,222,878	345,220	7,908,845	2,843,827	11,348,622	189,077	469,366	109,387	24,437,222
Small/Mid Cap Equity Fund	2,826,828	1,453,832	10,836,967	3,778,397	2,973,992	363,738	708,265	201,739	23,143,758
Small Cap Index Fund	1,579,486	621,228	11,002,638	3,875,351	2,892,594	195,233	278,484	93,172	20,538,186
International Index Fund	1,268,718	372,895	4,785,144	1,346,931	1,577,005	134,912	208,906	74,116	9,768,627
Equity and Bond Fund	1,017,022	496,998	5,531,112	2,539,731	660,492	137,945	200,624	68,085	10,652,009
LifePath Income Fund	1,645,897	48,081	5,083,770	489,415	712,202	79,338	76,865	5,713	8,141,281
LifePath 2010 Fund	5,354,554	197,940	13,234,650	2,231,856	2,005,928	160,979	324,796	29,791	23,540,494
LifePath 2020 Fund	9,858,874	542,577	21,993,226	4,462,246	4,341,968	377,373	535,220	119,419	42,230,903
LifePath 2030 Fund	8,156,324	598,508	14,818,008	3,438,998	4,386,452	392,402	577,961	58,896	32,427,549
LifePath 2040 Fund	6,024,016	604,350	10,287,685	2,437,056	4,196,897	380,313	458,805	47,313	24,436,435

2007 Tax Advantaged Bond Fund	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Class A	$569,301	$778	$110,001	$680,080
Class B	118,968	136	18,535	137,639
Legacy Class A	2,465,387	2,520	339,295	2,807,202
Legacy Class B	921,913	1,049	142,368	1,065,330
Institutional	8,862	10	1,222	10,094

Total Distributions	$4,084,431	$4,493	$611,421	$4,700,345

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the year ended December 31, 2007.

2006	Ordinary Income
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$319,274	165,633	4,113,237	1,402,863	5,951,026	80,846	113,226	55,597	12,201,702
Small/Mid Cap Equity Fund	208,473	186,247	1,327,612	476,886	283,294	38,911	35,081	25,953	2,582,457
Small Cap Index Fund	177,950	78,631	1,696,336	503,468	506,236	22,647	27,211	15,329	3,027,808
International Index Fund	434,059	231,221	2,904,420	744,514	845,827	65,672	71,535	42,669	5,339,917
LifePath 2010 Fund	875,948	37,942	6,070,931	917,182	802,652	69,990	59,046	10,174	8,843,865
LifePath 2020 Fund	1,240,550	86,542	7,442,279	1,269,629	1,236,502	80,558	86,364	41,483	11,483,907
LifePath 2030 Fund	822,079	72,264	3,952,480	732,397	1,008,546	55,231	67,213	16,325	6,726,535
LifePath 2040 Fund	452,660	53,508	2,097,831	362,236	743,359	43,294	55,404	5,590	3,813,882

2006	Long Term Capital Gain
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$123,710	73,312	1,699,736	655,268	2,305,873	35,435	47,061	21,864	4,962,259
Small/Mid Cap Equity Fund	721,175	644,292	4,592,649	1,649,706	980,008	134,605	121,359	89,779	8,933,573
Small Cap Index Fund	1,081,606	738,570	12,748,450	4,729,003	2,974,473	212,717	215,232	96,562	22,796,613
International Index Fund	100,845	66,720	730,916	237,083	192,525	18,246	18,607	10,073	1,375,015
LifePath 2010 Fund	365,284	17,578	2,868,747	522,659	341,157	35,950	28,111	4,431	4,183,917
LifePath 2020 Fund	753,424	59,726	5,341,752	1,154,168	775,532	66,212	61,769	23,280	8,235,863
LifePath 2030 Fund	688,876	70,043	4,031,089	1,019,958	875,265	66,056	67,319	14,147	6,832,753
LifePath 2040 Fund	431,721	60,358	2,519,739	657,213	731,891	61,883	64,644	5,712	4,533,161

2006	Total Distributions
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$442,984	238,945	5,812,973	2,058,131	8,256,899	116,281	160,287	77,461	17,163,961
Small/Mid Cap Equity Fund	929,648	830,539	5,920,261	2,126,592	1,263,302	173,516	156,440	115,732	11,516,030
Small Cap Index Fund	1,259,556	817,201	14,444,786	5,232,471	3,480,709	235,364	242,443	111,891	25,824,421
International Index Fund	534,904	297,941	3,635,336	981,597	1,038,352	83,918	90,142	52,742	6,714,932
LifePath 2010 Fund	1,241,232	55,520	8,939,678	1,439,841	1,143,809	105,940	87,157	14,605	13,027,782
LifePath 2020 Fund	1,993,974	146,268	12,784,031	2,423,797	2,012,034	146,770	148,133	64,763	19,719,770
LifePath 2030 Fund	1,510,955	142,307	7,983,569	1,752,355	1,883,811	121,287	134,532	30,472	13,559,288
LifePath 2040 Fund	884,381	113,866	4,617,570	1,019,449	1,475,250	105,177	120,048	11,302	8,347,043

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

2006 Tax Advantaged Bond Fund	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Class A	$115,170	$36	$6,941	$122,147
Class B	80,685	25	4,170	84,880
Legacy Class A	2,710,740	845	79,850	2,791,435
Legacy Class B	1,035,230	323	33,116	1,068,669
Institutional	8,708	3	244	8,955

Total Distributions	$3,950,533	$1,232	$124,321	$4,076,086

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the year ended December 31, 2006.

The International Equity Fund and the International Index Fund have elected to mark-to-market their investments in PFICs for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation (depreciation) of $(49,325) and $449,455 as ordinary income for federal income tax purposes during 2007 and 2006, respectively. The International Index Fund recognized unrealized appreciation (depreciation) of $(36,923) and $1,046,536 as ordinary income for federal income tax purposes during 2007 and 2006, respectively. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2007 was $1,543,355 for the International Equity Fund and $1,799,907 for the International Index Fund.

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2007. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

Financial instruments

The Small Cap Index Fund, International Index Fund, and Feeder Funds (through their investment in the Master Portfolios) may enter into stock index futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. These contracts obligate such Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Additionally, the International Equity and International Index Funds may enter into forward foreign currency contracts to purchase or sell foreign currencies. These Funds bear the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC, which serves as the Trust’s investment adviser and conducts the business and affairs of the Trust. Each Fund pays SFIMC an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to SFIMC monthly. The rates for the Feeder Funds include the fee for Barclays Global Fund Advisors’ (“Barclays”) investment advisory services to the Master Portfolios.

Equity Fund	0.60%	Tax Advantaged Bond Fund	0.10%
Small/Mid Cap Equity Fund	0.80%	Money Market Fund	0.10%
International Equity Fund	0.80%	LifePath Income Fund	0.70%
S&P 500 Index Fund	0.20%	LifePath 2010 Fund	0.70%
Small Cap Index Fund	0.35%	LifePath 2020 Fund	0.70%
International Index Fund	0.50%	LifePath 2030 Fund	0.70%
Equity and Bond Fund	None	LifePath 2040 Fund	0.70%
Bond Fund	0.10%

SFIMC does not receive an investment advisory and management services fee for performing its services for the Equity and Bond Fund. However, SFIMC receives investment advisory and management services fees from managing the Underlying Funds into which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to SFIMC to acquire shares of each Fund in which it invests. Because the Underlying Funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

SFIMC has engaged Capital Guardian Trust Company (“Capital Guardian”) as the investment sub-adviser to provide day-to-day portfolio management for the Equity Fund and International Equity Fund; Northern Trust Investments, N.A. (“Northern Trust”) as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and International Index Fund; and Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund. In accordance with the overall investment objectives of each respective Fund, Capital Guardian, Northern Trust, Bridgeway and Rainier determine which securities to buy and sell for each of those Funds, select the brokers and dealers to effect the transactions, and negotiate commissions. Capital Guardian’s, Northern Trust’s, Bridgeway’s and Rainier’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds. For the year ended December 31, 2007, the following fees were earned by Capital Guardian, Northern Trust, Bridgeway and Rainier for providing sub-advisory services (although not all amounts indicated were paid during that period):

	Capital Guardian	Northern Trust	Bridgeway	Rainier
Equity Fund	$909,367	$—	$—	$—
International Equity Fund	492,522	—	—	—
Small Cap Index Fund	—	381,059	—	—
International Index Fund	—	314,321	—	—
Small Mid/Cap Equity Fund	—	—	478,849	503,943

Total Sub-Advisory Fees	$1,401,889	$695,380	$478,849	$503,943

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Distribution and Shareholder Services Agreements

The Trust has entered into distribution plan agreements pursuant to Rule 12b-1 of the Investment Company Act of 1940 with State Farm VP Management Corp. (“VP Management Corp.”). Under terms of these agreements, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts:

	Class A	Class B	Legacy Class A	Legacy Class B	Class R-1	Class R-2
Money Market Fund	0.15%	0.55%	0.15%	0.55%	0.40%	0.20%
Bond Fund and Tax Advantaged Bond Fund	0.25%	0.65%	0.25%	0.65%	0.50%	0.30%
All Other Funds	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%

The annual fee amount is payable to VP Management Corp. by each Fund only to the extent VP Management Corp. has incurred distribution expenses to be reimbursed. Any distribution expenses incurred by VP Management Corp. and not otherwise reimbursed by the Funds under the distribution plan can be carried forward and reimbursed in a later time period. At December 31, 2007, VP Management Corp. had not been reimbursed for the following amounts (the TOTAL below is the cumulative amount of unreimbursed distribution expenses incurred since the commencement of operations of the Trust, although the total amount incurred by Fund is dependant upon the timing of commencement of the applicable section of the distribution plan for each such Fund and its classes):

Equity Fund	$5,082,176	Tax Advantaged Bond Fund	5,746,518
Small/Mid Cap Equity Fund	5,320,663	Money Market Fund	4,176,210
International Equity Fund	3,993,200	LifePath Income Fund	2,553,515
S&P 500 Index Fund	15,037,470	LifePath 2010 Fund	6,069,435
Small Cap Index Fund	8,620,613	LifePath 2020 Fund	9,654,683
International Index Fund	5,559,925	LifePath 2030 Fund	6,646,845
Equity and Bond Fund	7,364,891	LifePath 2040 Fund	4,526,881

Bond Fund	6,903,044	TOTAL	$97,256,069

The Trust has a separate shareholder services agreement with SFIMC. Each Fund, except the Equity and Bond Fund, pays SFIMC a fee of 0.25% of average daily net assets of Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares and, for the current year, 0.32% of Class R-1, Class R-2 and Class R-3 shares. The Equity and Bond Fund does not directly pay SFIMC any shareholder services fee for Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares and, for the current year, directly pays 0.07% of average daily net assets of Class R-1, Class R-2 and Class R-3 shares. However, SFIMC receives a shareholder services fee from managing the Equity Fund and Bond Fund into which the Equity and Bond Fund invests.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Expense Reduction Agreements

For the Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares of all Funds other than the LifePath Funds, SFIMC has agreed to reimburse each Class if, and to the extent, the Class’s total annual operating expenses exceed the percentage of each Class’s average net assets indicated in the table below. SFIMC has agreed to reimburse Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares for each LifePath Fund if, and to the extent, the LifePath Fund Class’s total annual operating expenses, including net expenses incurred at the Master Portfolio and Underlying Fund levels, exceed the percentages of each LifePath Fund Class’s average net assets shown in the table below:

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional
Equity Fund	1.20%	1.90%	1.20%	1.60%	0.95%
Small/Mid Cap Equity Fund	1.40%	2.10%	1.40%	1.80%	1.15%
International Equity Fund	1.50%	2.20%	1.50%	1.90%	1.25%
S&P 500 Index Fund	0.80%	1.50%	0.80%	1.20%	0.55%
Small Cap Index Fund	0.95%	1.65%	0.95%	1.35%	0.70%
International Index Fund	1.15%	1.85%	1.15%	1.55%	0.90%
Equity and Bond Fund	0.25%	0.95%	0.25%	0.65%	—
Bond Fund	0.70%	1.10%	0.70%	1.10%	0.45%
Tax Advantaged Bond Fund	0.70%	1.10%	0.70%	1.10%	0.45%
Money Market Fund	0.60%	1.00%	0.60%	1.00%	0.45%
LifePath Income Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2010 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2020 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2030 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2040 Fund	1.30%	2.00%	1.30%	1.70%	1.05%

For all Class R shares, SFIMC has agreed to reimburse each Class for any expenses incurred by the Class, other than management fees, administrative fees charged by the Master Portfolios, distribution (12b-1) fees, and shareholder services fees, that exceed the following percentage of the Class’s average daily assets:

Fund	Expense Reimbursement Threshold	Fund	Expense Reimbursement Threshold
Equity Fund	0.10%	Money Market Fund	0.10%
Small/Mid Cap Equity Fund	0.10%	LifePath Income Fund	0.10%
International Equity Fund	0.20%	LifePath 2010 Fund	0.10%
S&P 500 Index Fund	0.10%	LifePath 2020 Fund	0.10%
Small Cap Index Fund	0.10%	LifePath 2030 Fund	0.10%
International Index Fund	0.15%	LifePath 2040 Fund	0.10%
Bond Fund	0.10%

SFIMC has agreed to reimburse all expenses directly incurred by all Class R shares of the Equity and Bond Fund excluding distribution and shareholder services fees directly incurred by the Equity and Bond Fund.

The above arrangements are voluntary and may be eliminated by SFIMC at any time.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Effective May 1, 2006, Barclays contractually agreed to waive the investment advisory fees charged to the LifePath Master Portfolios in an amount equal to the advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2009. Beginning on March 15, 2004 and until May 1, 2006, such waiver was voluntary.

Effective January 1, 2007, Barclays also contractually agreed to provide an offsetting credit against the investment advisory fees Barclays receives from the LifePath Master Portfolios and the S&P 500 Index Master Portfolio in an amount equal to the fees and expenses of the MIP independent trustees, counsel to such trustees, and independent registered public accounting firm (“independent expenses”) that are paid by these Master Portfolios through April 30, 2009. Also effective January 1, 2007, Barclays Global Investors (“BGI”), an affiliate of Barclays and administrator of certain of the Underlying Funds, contractually agreed to provide an offsetting credit against the administration fees paid by the Active Stock and CoreAlpha Bond Master Portfolios to BGI in an amount equal to the independent expenses that are paid by these two Underlying Funds through April 30, 2009. Beginning on May 1, 2006 and until December 31, 2006, such waivers were voluntary.

Barclays and BGI may not discontinue or modify this contractual waiver or these offsetting credits without the approval of the Board of Trustees of the Master Portfolios.

Effective October 2, 2007, BGI voluntarily agreed to waive 0.02% of the administration fees charged to the Active Stock Master Portfolio. This arrangement is voluntary and may be terminated by BGI at any time.

New accounting pronouncement

In September 2006, Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for determining fair value, and requires expanded disclosure on fair valuation in the Trust’s financial statements. As of December 31, 2007, the Trust’s management does not believe the adoption of SFAS 157 will impact how the Trust values each Fund’s portfolio securities.

3.	Investment transactions

For the year ended December 31, 2007, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases	Sales
Equity Fund	$148,343,643	$146,206,099
Small/Mid Cap Equity Fund	175,192,280	156,619,573
International Equity Fund	75,054,173	66,229,898
Small Cap Index Fund	58,918,084	65,701,629
International Index Fund	43,214,349	5,743,255
Equity and Bond Fund	6,850,000	1,970,000
Bond Fund	69,504,933	46,381,679
Tax Advantaged Bond Fund	31,258,039	18,778,864

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Futures and foreign currency contracts

International Equity Fund and International Index Fund had the following open forward foreign currency contracts at December 31, 2007:

International Equity Fund

Foreign amount	Currency	Contracts	Settlement Date	U.S. Dollar	Unrealized Gain	Unrealized (loss)
1,180,207	Australian Dollar	3	01/30/2008	1,034,380	$22,503	$(20,726)
366,857	British Pound	1	01/04/2008	728,932	3,909	—
2,373	Canadian Dollar	2	01/02/2008-01/03/2008	2,389	—	(5)
466,218	Euro	1	01/04/2008	651,259	2,196	—
275,328	Hong Kong Dollar	2	01/02/2008-01/03/2008	35,309	—	(11)
105,873,813	Japanese Yen	3	01/07/2008-03/05/2008	952,821	15,591	(216)
32,163	Singapore Dollar	1	01/02/2008	22,345	—	(165)
1,236,620	Swiss Franc	2	01/30/2008	1,093,936	7,378	(11,655)

				Total	$51,577	$(32,778)

International Index Fund

Foreign amount	Currency	Contracts	Settlement Date	U.S. Dollar	Unrealized Gain	Unrealized (loss)
81,233	Australian Dollar	1	01/30/2008	70,991	$—	$(991)
284,706	British Pound	1	03/19/2008	565,572	—	(9,428)
1,024,326	Euro	2	01/02/2008-03/19/2008	1,498,714	18,722	(8)
1,321,426	Hong Kong Dollar	1	03/19/2008	169,950	50	—
94,076,187	Japanese Yen	1	03/19/2008	848,724	5,724	—

				Total	$24,496	$(10,427)

The Small Cap Index and International Index Funds had the following open futures contracts at December 31, 2007:

Fund	Type	Number of contracts	Notional Value	Market Value	Position	Expiration Month	Unrealized Gain (Loss)
Small Cap Index Fund	Russell 2000 Mini	91	$6,922,544	$7,027,020	Long	March ‘08	$104,476

Total							$104,476

International Index Fund	Hang Seng Index	2	364,198	357,940	Long	January ‘08	(6,258)
International Index Fund	DJ Euro Stoxx 50	56	3,566,949	3,631,147	Long	March ‘08	64,198
International Index Fund	FTSE 100 Index	14	1,755,072	1,798,905	Long	March ‘08	43,833
International Index Fund	Share Price Index	3	411,191	418,040	Long	March ‘08	6,849
International Index Fund	TOPIX Index	10	1,359,844	1,315,848	Long	March ‘08	(43,996)

Total							$64,626

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

4.	Fund share transactions

At December 31, 2007, the Funds were authorized to issue an unlimited number of shares (no par value) in an unlimited number of classes. Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following number of shares and dollars by class:

Year ended December 31, 2007:

	Class A Dollar Amounts				Class A Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$9,405,996	$900,114	$1,119,213	$9,186,897	1,054,710	118,263	126,476	1,046,497
Small/Mid Cap Equity Fund	11,167,172	1,449,083	1,043,284	11,572,971	904,842	132,217	84,105	952,954
International Equity Fund	5,362,920	507,702	517,434	5,353,188	401,309	39,418	38,402	402,325
S&P 500 Index Fund	31,602,841	689,445	3,877,411	28,414,875	2,812,025	61,559	287,110	2,586,474
Small Cap Index Fund	11,552,729	963,876	1,879,420	10,637,185	791,837	73,240	129,366	735,711
International Index Fund	19,087,762	851,049	2,464,806	17,474,005	1,283,300	57,617	164,421	1,176,496
Equity and Bond Fund	7,379,713	479,105	1,376,576	6,482,242	723,009	50,508	139,507	634,010
Bond Fund	13,058,795	539,380	3,264,664	10,333,511	1,264,301	52,042	315,322	1,001,021
Tax Advantaged Bond Fund	20,291,993	408,949	5,917,837	14,783,105	1,878,565	37,883	547,461	1,368,987
Money Market Fund	121,066,549	1,090,552	103,583,593	18,573,508	121,066,549	1,090,552	103,583,593	18,573,508
LifePath Income Fund	29,170,523	1,631,654	5,711,899	25,090,278	2,482,694	140,945	486,576	2,137,063
LifePath 2010 Fund	78,063,238	5,315,550	9,462,994	73,915,794	6,006,900	426,250	723,141	5,710,009
LifePath 2020 Fund	143,793,926	9,779,730	14,653,175	138,920,481	9,972,911	716,460	1,014,858	9,674,513
LifePath 2030 Fund	126,140,025	8,131,707	12,310,544	121,961,188	8,187,126	561,188	797,819	7,950,495
LifePath 2040 Fund	101,832,179	5,986,843	12,412,450	95,406,572	6,215,273	391,801	751,964	5,855,110

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class B Dollar Amounts				Class B Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$534,962	$56,555	$61,340	$530,177	60,753	7,445	7,110	61,088
Small/Mid Cap Equity Fund	535,612	80,352	48,033	567,931	44,478	7,433	3,993	47,918
International Equity Fund	330,909	35,592	31,442	335,059	24,981	2,763	2,385	25,359
S&P 500 Index Fund	2,052,039	29,663	460,440	1,621,262	184,058	2,644	25,688	161,014
Small Cap Index Fund	848,698	73,495	152,301	769,892	58,204	5,592	10,543	53,253
International Index Fund	1,154,667	46,367	152,509	1,048,525	78,297	3,139	10,218	71,218
Equity and Bond Fund	512,017	26,920	105,990	432,947	50,352	2,850	10,403	42,799
Bond Fund	559,007	23,248	67,310	514,945	54,103	2,245	6,521	49,827
Tax Advantaged Bond Fund	71,524	2,651	6,608	67,567	6,622	246	613	6,255
Money Market Fund	72,330	2,258	33,108	41,480	72,330	2,258	33,108	41,480
LifePath Income Fund	770,415	39,258	70,663	739,010	65,344	3,377	5,998	62,723
LifePath 2010 Fund	2,906,074	188,198	335,540	2,758,732	225,378	15,190	25,942	214,626
LifePath 2020 Fund	7,633,585	532,506	821,696	7,344,395	532,832	39,159	57,145	514,846
LifePath 2030 Fund	9,560,208	588,113	1,187,274	8,961,047	623,260	40,704	77,146	586,818
LifePath 2040 Fund	10,085,735	594,801	994,948	9,685,588	618,071	39,030	60,882	596,219

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$11,087,793	$7,876,370	$16,884,901	$2,079,262	1,206,386	1,002,079	1,833,085	375,380
Small/Mid Cap Equity Fund	11,583,376	7,839,839	9,071,806	10,351,409	969,555	727,933	760,687	936,801
International Equity Fund	5,684,085	2,712,616	4,955,272	3,441,429	421,550	209,305	366,961	263,894
S&P 500 Index Fund	35,091,094	5,918,420	60,786,629	(19,777,115)	3,128,601	527,958	4,998,310	(1,341,751)
Small Cap Index Fund	15,844,825	9,089,080	27,774,476	(2,840,571)	1,093,576	697,543	1,911,543	(120,424)
International Index Fund	18,203,536	3,783,525	17,599,817	4,387,244	1,229,047	256,531	1,181,289	304,289
Equity and Bond Fund	8,164,814	4,763,705	13,435,089	(506,570)	798,112	497,506	1,311,873	(16,255)
Bond Fund	10,210,537	4,883,844	19,950,856	(4,856,475)	986,671	471,299	1,928,876	(470,906)
Tax Advantaged Bond Fund	2,928,379	1,253,193	5,637,472	(1,455,900)	271,560	116,201	522,522	(134,761)
Money Market Fund	43,323,186	3,351,091	47,597,224	(922,947)	43,323,186	3,351,091	47,597,224	(922,947)
LifePath Income Fund	8,009,569	4,996,118	25,222,121	(12,216,434)	670,502	423,991	2,117,103	(1,022,610)
LifePath 2010 Fund	27,152,616	13,205,624	40,731,358	(373,118)	2,103,908	1,065,827	3,152,987	16,748
LifePath 2020 Fund	50,753,022	21,856,712	57,085,088	15,524,646	3,548,331	1,611,834	3,991,553	1,168,612
LifePath 2030 Fund	42,999,868	14,777,243	36,082,097	21,695,014	2,804,011	1,022,667	2,352,410	1,474,268
LifePath 2040 Fund	43,309,340	10,245,728	29,661,840	23,893,228	2,654,501	670,969	1,815,088	1,510,382

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$3,068,150	$2,797,300	$5,549,434	$316,016	336,149	358,173	606,652	87,670
Small/Mid Cap Equity Fund	2,699,654	2,719,599	2,740,588	2,678,665	232,187	261,500	237,754	255,933
International Equity Fund	1,293,122	706,084	1,174,681	824,525	96,871	54,650	88,317	63,204
S&P 500 Index Fund	9,878,006	1,553,647	19,295,301	(7,863,648)	885,690	138,593	1,567,754	(543,471)
Small Cap Index Fund	3,821,083	2,853,022	6,656,107	17,998	267,780	221,852	466,651	22,981
International Index Fund	3,436,070	893,147	3,595,010	734,207	232,878	60,509	243,248	50,139
Equity and Bond Fund	3,073,783	1,779,975	5,005,550	(151,792)	300,504	186,170	488,463	(1,789)
Bond Fund	2,473,129	1,403,160	5,611,231	(1,734,942)	238,917	135,388	542,675	(168,370)
Tax Advantaged Bond Fund	177,616	122,260	640,593	(340,717)	16,407	11,335	59,313	(31,571)
Money Market Fund	2,767,681	92,688	1,932,261	928,108	2,767,681	92,688	1,932,261	928,108
LifePath Income Fund	852,620	482,808	2,019,617	(684,189)	71,785	40,953	169,513	(56,775)
LifePath 2010 Fund	4,012,145	2,227,790	5,942,691	297,244	313,018	180,388	462,431	30,975
LifePath 2020 Fund	10,364,180	4,451,881	9,554,439	5,261,622	727,711	328,794	670,940	385,565
LifePath 2030 Fund	9,526,066	3,434,450	7,715,633	5,244,883	626,420	238,669	504,617	360,472
LifePath 2040 Fund	9,105,654	2,432,368	6,022,591	5,515,431	560,904	159,709	370,963	349,650

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$5,244,842	$1,870,325	$5,335,989	$1,779,178	584,966	245,433	601,077	229,322
Small/Mid Cap Equity Fund	8,516,518	2,560,008	2,700,738	8,375,788	688,178	232,306	219,576	700,908
International Equity Fund	3,680,460	801,550	1,937,183	2,544,827	274,034	62,184	146,846	189,372
S&P 500 Index Fund	14,249,246	1,251,804	10,573,499	4,927,551	1,267,214	111,382	858,747	519,849
Small Cap Index Fund	9,371,680	2,664,668	9,048,886	2,987,462	640,317	202,170	617,122	225,365
International Index Fund	12,860,129	1,391,711	6,770,757	7,481,083	864,992	94,045	456,590	502,447
Equity and Bond Fund	2,517,951	653,749	1,833,957	1,337,743	247,090	68,627	180,520	135,197
Bond Fund	12,605,970	621,293	5,896,429	7,330,834	1,221,064	60,023	569,357	711,730
Tax Advantaged Bond Fund	56,839	4,978	33,196	28,621	5,260	461	3,076	2,645
Money Market Fund	26,685,278	766,375	21,008,227	6,443,426	26,685,278	766,375	21,008,227	6,443,426
LifePath Income Fund	4,177,606	690,474	1,762,033	3,106,047	348,589	58,591	148,162	259,018
LifePath 2010 Fund	11,293,474	1,982,347	6,412,292	6,863,529	870,163	158,970	492,386	536,747
LifePath 2020 Fund	26,519,906	4,311,909	9,700,354	21,131,461	1,841,128	315,879	673,766	1,483,241
LifePath 2030 Fund	30,343,937	4,358,333	9,406,647	25,295,623	1,965,651	300,162	613,946	1,651,867
LifePath 2040 Fund	34,181,990	4,169,620	8,931,101	29,420,509	2,080,845	271,815	546,103	1,806,557

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$931,588	$106,650	$574,591	$463,647	104,546	14,032	66,074	52,504
Small/Mid Cap Equity Fund	1,177,183	186,392	680,727	682,848	98,598	17,371	56,642	59,327
International Equity Fund	1,080,257	103,336	472,953	710,640	80,932	8,023	35,014	53,941
S&P 500 Index Fund	3,200,479	63,333	2,731,481	532,331	284,170	5,650	237,030	52,790
Small Cap Index Fund	1,482,663	124,361	1,280,470	326,554	101,933	9,472	87,714	23,691
International Index Fund	1,751,172	80,921	956,729	875,364	117,850	5,482	65,838	57,494
Equity and Bond Fund	1,048,066	81,914	507,682	622,298	103,472	8,715	51,180	61,007
Bond Fund	852,653	62,475	562,136	352,992	82,464	6,033	54,321	34,176
Money Market Fund	5,312,950	136,762	5,673,148	(223,436)	5,312,950	136,762	5,673,148	(223,436)
LifePath Income Fund	807,532	74,392	449,871	432,053	68,630	6,413	38,407	36,636
LifePath 2010 Fund	1,521,400	155,684	1,467,126	209,958	118,264	12,575	113,737	17,102
LifePath 2020 Fund	5,097,304	371,563	2,693,880	2,774,987	355,451	27,341	187,789	195,003
LifePath 2030 Fund	6,216,696	386,493	2,573,769	4,029,420	405,910	26,802	168,214	264,498
LifePath 2040 Fund	6,554,268	374,360	3,118,511	3,810,117	403,400	24,596	192,915	235,081

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$3,532,162	$382,469	$274,711	$3,639,920	394,242	50,391	30,420	414,213
Small/Mid Cap Equity Fund	3,832,765	530,919	293,393	4,070,291	305,641	49,068	24,018	330,691
International Equity Fund	2,546,088	227,835	271,295	2,502,628	185,890	17,676	20,066	183,500
S&P 500 Index Fund	4,172,560	136,182	815,792	3,492,950	368,297	12,181	62,436	318,042
Small Cap Index Fund	1,728,243	203,820	390,483	1,541,580	117,808	15,500	26,693	106,615
International Index Fund	2,958,910	150,727	393,321	2,716,316	193,189	10,205	26,020	177,374
Equity and Bond Fund	2,985,953	142,403	383,525	2,744,831	291,341	15,264	39,276	267,329
Bond Fund	1,217,633	72,990	364,444	926,179	118,660	7,048	35,109	90,599
Money Market Fund	24,969,334	205,682	20,672,958	4,502,058	24,969,334	205,682	20,672,958	4,502,058
LifePath Income Fund	1,031,323	71,601	278,001	824,923	86,667	6,069	23,242	69,494
LifePath 2010 Fund	4,764,061	319,017	1,055,709	4,027,369	364,674	25,686	80,866	309,494
LifePath 2020 Fund	6,796,261	529,086	1,316,174	6,009,173	471,187	38,903	90,325	419,765
LifePath 2030 Fund	8,501,973	571,777	1,576,755	7,496,995	550,570	39,542	103,123	486,989
LifePath 2040 Fund	5,684,471	452,593	1,160,624	4,976,440	346,288	29,620	70,612	305,296

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$128,830	$21,330	$67,244	$82,916	14,533	2,802	7,533	9,802
Small/Mid Cap Equity Fund	65,746	24,392	15,458	74,680	5,411	2,226	1,292	6,345
International Equity Fund	80,144	13,442	35,448	58,138	6,001	1,041	2,489	4,553
S&P 500 Index Fund	187,453	10,947	89,449	108,951	16,505	974	5,852	11,627
Small Cap Index Fund	152,191	16,037	48,949	119,279	10,412	1,216	3,313	8,315
International Index Fund	225,865	13,180	53,590	185,455	15,248	890	3,448	12,690
Equity and Bond Fund	67,297	6,906	11,195	63,008	6,829	735	1,123	6,441
Bond Fund	114,692	11,157	4,497	121,352	11,053	1,077	435	11,695
Money Market Fund	1,118,006	21,625	940,092	199,539	1,118,006	21,625	940,092	199,539
LifePath Income Fund	—	75	—	75	—	7	—	7
LifePath 2010 Fund	283,819	23,818	140,373	167,264	21,977	1,915	10,931	12,961
LifePath 2020 Fund	443,062	113,082	92,400	463,744	30,902	8,321	6,388	32,835
LifePath 2030 Fund	327,204	52,522	203,292	176,434	21,437	3,624	13,293	11,768
LifePath 2040 Fund	653,385	40,783	148,673	545,495	39,425	2,662	8,812	33,275

Year ended December 31, 2006 (since May 1, 2006, for all Class A and B shares):

	Class A Dollar Amounts				Class A Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$7,939,902	$199,955	$375,835	$7,764,022	923,235	22,957	45,309	900,883
Small/Mid Cap Equity Fund	11,343,083	108,496	40,592	11,410,987	1,005,745	10,130	3,593	1,012,282
International Equity Fund	11,820,863	33,407	44,808	11,809,462	997,935	2,682	3,766	996,851
S&P 500 Index Fund	21,025,522	142,747	476,379	20,691,890	2,083,539	13,279	46,538	2,050,280
Small Cap Index Fund	15,507,357	445,731	109,709	15,843,379	1,042,121	30,868	7,555	1,065,434
International Index Fund	16,223,870	198,850	186,782	16,235,938	1,238,155	14,337	13,972	1,238,520
Equity and Bond Fund	12,694,650	182,914	93,973	12,783,591	1,263,020	18,226	9,119	1,272,127
Bond Fund	12,291,374	66,232	193,366	12,164,240	1,203,439	6,407	18,852	1,190,994
Tax Advantaged Bond Fund	6,432,710	27,376	226,905	6,233,181	593,469	2,507	20,836	575,140
Money Market Fund	54,582,428	200,524	35,292,098	19,490,854	54,582,428	200,524	35,292,098	19,490,854
LifePath Income Fund	13,786,536	364,616	995,381	13,155,771	1,195,494	31,631	85,590	1,141,535
LifePath 2010 Fund	34,256,885	1,224,018	893,831	34,587,072	2,730,391	96,684	69,864	2,757,211
LifePath 2020 Fund	59,985,758	1,979,727	1,557,689	60,407,796	4,361,223	141,611	112,216	4,390,618
LifePath 2030 Fund	50,037,494	1,501,995	1,850,607	49,688,882	3,455,968	100,737	126,029	3,430,676
LifePath 2040 Fund	33,468,956	880,906	1,123,583	33,226,279	2,205,127	55,683	73,004	2,187,806

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class B Dollar Amounts				Class B Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$4,356,012	$17,711	$3,509	$4,370,214	514,449	2,031	401	516,079
Small/Mid Cap Equity Fund	10,124,647	9,388	8,953	10,125,082	892,666	880	811	892,735
International Equity Fund	10,197,055	2,737	4,551	10,195,241	859,962	219	390	859,791
S&P 500 Index Fund	11,175,900	9,394	38,042	11,147,252	1,119,139	873	3,642	1,116,370
Small Cap Index Fund	10,574,163	43,982	12,729	10,605,416	703,526	3,050	847	705,729
International Index Fund	10,543,843	14,949	9,578	10,549,214	808,211	1,078	706	808,583
Equity and Bond Fund	10,193,221	12,183	11,646	10,193,758	1,020,024	1,214	1,142	1,020,096
Bond Fund	5,294,458	3,208	5,476	5,292,190	523,260	311	529	523,042
Tax Advantaged Bond Fund	3,315,881	313	—	3,316,194	307,305	29	—	307,334
Money Market Fund	2,595,774	287	73,685	2,522,376	2,595,774	287	73,685	2,522,376
LifePath Income Fund	536,888	8,248	4,746	540,390	46,724	713	400	47,037
LifePath 2010 Fund	1,646,070	48,436	37,739	1,656,767	131,975	3,841	2,985	132,831
LifePath 2020 Fund	4,759,836	139,774	139,054	4,760,556	349,501	10,027	10,145	349,383
LifePath 2030 Fund	5,034,947	136,184	220,504	4,950,627	348,562	9,146	14,851	342,857
LifePath 2040 Fund	4,622,294	108,734	108,853	4,622,175	304,038	6,878	7,045	303,871

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$15,060,112	$5,789,915	$16,654,006	$4,196,021	1,733,837	645,470	1,910,585	468,722
Small/Mid Cap Equity Fund	7,838,720	4,133,441	8,559,640	3,412,521	730,677	391,796	800,411	322,062
International Equity Fund	7,801,559	535,890	4,238,770	4,098,679	676,395	42,737	364,968	354,164
S&P 500 Index Fund	50,735,655	3,963,879	64,658,057	(9,958,523)	5,123,083	368,715	6,503,767	(1,011,969)
Small Cap Index Fund	26,677,703	11,947,658	24,548,015	14,077,346	1,857,502	836,067	1,722,875	970,694
International Index Fund	24,509,407	2,862,841	12,996,546	14,375,702	1,949,671	206,847	1,030,342	1,126,176
Equity and Bond Fund	13,559,211	6,809,595	25,289,340	(4,920,534)	1,345,144	676,155	2,503,440	(482,141)
Bond Fund	17,782,010	4,899,067	38,835,705	(16,154,628)	1,735,356	477,364	3,801,143	(1,588,423)
Tax Advantaged Bond Fund	4,144,869	1,232,759	13,974,683	(8,597,055)	381,362	113,426	1,289,145	(794,357)
Money Market Fund	76,843,753	3,354,718	85,494,033	(5,295,562)	76,843,753	3,354,718	85,494,033	(5,295,562)
LifePath Income Fund	25,309,146	3,970,037	21,731,755	7,547,428	2,215,678	342,876	1,897,179	661,375
LifePath 2010 Fund	67,496,243	8,912,540	36,985,485	39,423,298	5,547,028	709,070	3,010,226	3,245,872
LifePath 2020 Fund	119,518,554	12,713,914	47,230,533	85,001,935	9,035,424	916,016	3,543,123	6,408,317
LifePath 2030 Fund	91,594,481	7,968,485	25,605,948	73,957,018	6,550,049	536,276	1,813,157	5,273,168
LifePath 2040 Fund	76,662,844	4,597,032	18,799,459	62,460,417	5,219,921	291,315	1,268,810	4,242,426

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$4,373,598	$2,022,791	$13,370,337	$(6,973,948)	508,243	226,735	1,552,381	(817,403)
Small/Mid Cap Equity Fund	2,201,397	1,494,365	22,650,432	(18,954,670)	209,578	145,507	2,079,755	(1,724,670)
International Equity Fund	1,810,470	90,395	21,244,991	(19,344,126)	159,327	7,237	1,800,456	(1,633,892)
S&P 500 Index Fund	15,592,312	894,769	30,485,349	(13,998,268)	1,575,089	83,313	3,072,405	(1,414,003)
Small Cap Index Fund	6,984,212	3,827,599	26,145,342	(15,333,531)	492,125	271,256	1,792,781	(1,029,400)
International Index Fund	5,647,081	647,011	22,551,210	(16,257,118)	449,110	46,714	1,743,872	(1,248,048)
Equity and Bond Fund	4,224,123	2,588,412	16,087,817	(9,275,282)	418,466	256,374	1,600,488	(925,648)
Bond Fund	4,143,097	1,392,338	7,246,410	(1,710,975)	403,980	135,621	707,043	(167,442)
Tax Advantaged Bond Fund	268,976	128,103	7,504,290	(7,107,211)	24,796	11,789	695,425	(658,840)
Money Market Fund	1,707,315	62,553	4,050,736	(2,280,868)	1,707,315	62,553	4,050,736	(2,280,868)
LifePath Income Fund	2,358,184	379,639	2,365,015	372,808	206,449	32,760	206,544	32,665
LifePath 2010 Fund	9,064,073	1,437,700	5,516,616	4,985,157	746,548	114,729	451,135	410,142
LifePath 2020 Fund	20,936,921	2,420,524	8,736,614	14,620,831	1,583,499	174,727	656,243	1,101,983
LifePath 2030 Fund	18,235,195	1,749,849	6,070,385	13,914,659	1,307,014	118,276	431,654	993,636
LifePath 2040 Fund	15,947,057	1,017,310	4,861,804	12,102,563	1,089,957	64,622	329,737	824,842

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$6,059,463	$3,217,265	$5,632,667	$3,644,061	709,479	368,572	653,227	424,824
Small/Mid Cap Equity Fund	2,843,420	1,016,146	2,397,347	1,462,219	261,024	94,703	220,995	134,732
International Equity Fund	3,182,040	142,079	2,272,551	1,051,568	279,381	11,388	199,464	91,305
S&P 500 Index Fund	12,852,477	783,440	7,885,388	5,750,529	1,289,454	72,704	786,880	575,278
Small Cap Index Fund	12,415,148	3,184,939	5,630,591	9,969,496	856,827	220,454	390,353	686,928
International Index Fund	11,185,555	892,031	2,758,230	9,319,356	884,459	64,303	218,885	729,877
Equity and Bond Fund	1,934,833	804,666	1,183,888	1,555,611	192,775	80,312	117,421	155,666
Bond Fund	10,541,811	540,441	2,466,701	8,615,551	1,028,582	52,705	240,681	840,606
Tax Advantaged Bond Fund	13,348	4,203	45,533	(27,982)	1,229	386	4,195	(2,580)
Money Market Fund	15,396,464	545,197	14,281,427	1,660,234	15,396,464	545,197	14,281,427	1,660,234
LifePath Income Fund	2,871,056	391,341	1,303,749	1,958,648	249,418	33,708	113,407	169,719
LifePath 2010 Fund	9,903,212	1,128,550	3,268,787	7,762,975	803,012	89,304	260,433	631,883
LifePath 2020 Fund	23,258,187	1,996,525	5,079,325	20,175,387	1,729,439	142,837	377,456	1,494,820
LifePath 2030 Fund	23,812,730	1,869,065	2,936,487	22,745,308	1,678,846	125,230	205,789	1,598,287
LifePath 2040 Fund	30,005,297	1,461,462	3,747,991	27,718,768	2,018,000	92,215	250,025	1,860,190

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$648,394	$55,678	$254,912	$449,160	75,358	6,397	29,172	52,583
Small/Mid Cap Equity Fund	443,443	67,484	104,945	405,982	41,122	6,397	9,803	37,716
International Equity Fund	482,683	10,534	166,867	326,350	41,934	845	14,408	28,371
S&P 500 Index Fund	2,316,569	37,782	801,666	1,552,685	232,650	3,518	78,747	157,421
Small Cap Index Fund	1,117,878	139,400	357,584	899,694	77,698	9,694	24,425	62,967
International Index Fund	912,794	42,003	191,609	763,188	71,739	3,028	14,962	59,805
Equity and Bond Fund	592,757	73,951	63,576	603,132	59,298	7,456	6,234	60,520
Bond Fund	777,989	38,051	282,850	533,190	75,851	3,708	27,515	52,044
Money Market Fund	4,945,409	103,217	3,427,117	1,621,509	4,945,409	103,217	3,427,117	1,621,509
LifePath Income Fund	711,575	41,049	273,454	479,170	62,574	3,583	23,947	42,210
LifePath 2010 Fund	1,915,405	99,792	585,479	1,429,718	156,274	7,939	46,954	117,259
LifePath 2020 Fund	3,229,200	143,061	1,382,019	1,990,242	239,077	10,250	103,609	145,718
LifePath 2030 Fund	3,252,069	114,538	1,557,647	1,808,960	230,483	7,711	109,780	128,414
LifePath 2040 Fund	3,039,557	101,917	764,751	2,376,723	204,973	6,471	51,644	159,800

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$921,052	$97,363	$239,119	$779,296	107,700	11,178	28,908	89,970
Small/Mid Cap Equity Fund	452,023	50,408	69,781	432,650	41,015	4,755	6,377	39,393
International Equity Fund	592,519	11,679	109,988	494,210	51,674	935	9,145	43,464
S&P 500 Index Fund	2,376,257	47,511	653,339	1,770,429	238,475	4,428	66,183	176,720
Small Cap Index Fund	1,983,047	144,748	711,288	1,416,507	135,810	10,031	49,451	96,390
International Index Fund	1,212,298	46,040	311,020	947,318	96,520	3,320	24,659	75,181
Equity and Bond Fund	251,731	24,736	22,911	253,556	25,355	2,492	2,336	25,511
Bond Fund	829,209	45,143	240,193	634,159	80,407	4,403	23,264	61,546
Money Market Fund	7,571,455	100,393	6,306,492	1,365,356	7,571,455	100,393	6,306,492	1,365,356
LifePath Income Fund	476,612	25,385	288,394	213,603	41,135	2,190	24,970	18,355
LifePath 2010 Fund	1,692,137	83,399	285,036	1,490,500	137,535	6,608	22,925	121,218
LifePath 2020 Fund	3,050,671	144,530	111,922	3,083,279	229,152	10,368	8,273	231,247
LifePath 2030 Fund	4,038,187	131,040	941,024	3,228,203	286,340	8,800	66,277	228,863
LifePath 2040 Fund	3,138,886	116,972	118,723	3,137,135	209,414	7,399	7,873	208,940

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$99,276	$11,950	$19,944	$91,282	11,575	1,374	2,256	10,693
Small/Mid Cap Equity Fund	42,966	9,701	18,924	33,743	3,972	907	1,846	3,033
International Equity Fund	67,489	2,182	20,602	49,069	5,903	176	1,868	4,211
S&P 500 Index Fund	280,229	5,856	11,036	275,049	28,165	544	1,104	27,605
Small Cap Index Fund	77,463	11,393	4,340	84,516	5,332	788	314	5,806
International Index Fund	102,735	5,112	2,769	105,078	8,029	369	213	8,185
Equity and Bond Fund	28,848	5,392	4,422	29,818	2,895	543	440	2,998
Bond Fund	81,370	7,122	16,241	72,251	7,959	694	1,573	7,080
Money Market Fund	844,910	13,762	803,103	55,569	844,910	13,762	803,103	55,569
LifePath Income Fund	1,048	46	—	1,094	91	4	—	95
LifePath 2010 Fund	96,922	10,610	2,163	105,369	7,817	840	178	8,479
LifePath 2020 Fund	1,002,015	60,872	198,703	864,184	72,843	4,403	15,025	62,221
LifePath 2030 Fund	537,256	26,757	48,911	515,102	37,342	1,799	3,581	35,560
LifePath 2040 Fund	320,402	8,031	83,052	245,381	21,647	507	5,656	16,498

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years, or if performance information is not available for these periods, since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM MUTUAL FUND TRUST EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2007	$8.76	$0.15	$(0.70)	$(0.55)	$(0.16)	$(0.52)	$(0.68)
Period ended 12/31/2006 (d)	8.44	0.07	0.76	0.83	(0.13)	(0.38)	(0.51)
Class B Shares
Year ended 12/31/2007	8.77	0.09	(0.72)	(0.63)	(0.09)	(0.52)	(0.61)
Period ended 12/31/2006 (d)	8.44	0.03	0.77	0.80	(0.09)	(0.38)	(0.47)
Legacy Class A Shares
Year ended 12/31/2007	9.03	0.15	(0.73)	(0.58)	(0.15)	(0.52)	(0.67)
Year ended 12/31/2006	8.21	0.11	1.20	1.31	(0.11)	(0.38)	(0.49)
Year ended 12/31/2005	8.54	0.09	0.50	0.59	(0.09)	(0.83)	(0.92)
Year ended 12/31/2004	8.00	0.09	0.53	0.62	(0.08)	—	(0.08)
Year ended 12/31/2003	6.55	0.05	1.44	1.49	(0.04)	—	(0.04)
Legacy Class B Shares
Year ended 12/31/2007	8.97	0.12	(0.73)	(0.61)	(0.11)	(0.52)	(0.63)
Year ended 12/31/2006	8.16	0.07	1.19	1.26	(0.07)	(0.38)	(0.45)
Year ended 12/31/2005	8.49	0.06	0.50	0.56	(0.06)	(0.83)	(0.89)
Year ended 12/31/2004	7.96	0.06	0.52	0.58	(0.05)	—	(0.05)
Year ended 12/31/2003	6.51	0.02	1.45	1.47	(0.02)	—	(0.02)
Institutional Shares
Year ended 12/31/2007	8.78	0.17	(0.72)	(0.55)	(0.17)	(0.52)	(0.69)
Year ended 12/31/2006	8.00	0.13	1.16	1.29	(0.13)	(0.38)	(0.51)
Year ended 12/31/2005	8.34	0.12	0.49	0.61	(0.12)	(0.83)	(0.95)
Year ended 12/31/2004	7.81	0.13	0.52	0.65	(0.12)	—	(0.12)
Year ended 12/31/2003	6.38	0.09	1.41	1.50	(0.07)	—	(0.07)
Class R-1 Shares
Year ended 12/31/2007	8.75	0.12	(0.71)	(0.59)	(0.12)	(0.52)	(0.64)
Year ended 12/31/2006	7.98	0.08	1.16	1.24	(0.09)	(0.38)	(0.47)
Year ended 12/31/2005	8.33	0.06	0.49	0.55	(0.07)	(0.83)	(0.90)
Period ended 12/31/2004 (f)	7.75	0.04	0.64	0.68	(0.10)	—	(0.10)
Class R-2 Shares
Year ended 12/31/2007	8.76	0.14	(0.71)	(0.57)	(0.16)	(0.52)	(0.68)
Year ended 12/31/2006	7.99	0.10	1.16	1.26	(0.11)	(0.38)	(0.49)
Year ended 12/31/2005	8.33	0.08	0.50	0.58	(0.09)	(0.83)	(0.92)
Period ended 12/31/2004 (f)	7.75	0.04	0.64	0.68	(0.10)	—	(0.10)
Class R-3 Shares
Year ended 12/31/2007	8.77	0.17	(0.71)	(0.54)	(0.17)	(0.52)	(0.69)
Year ended 12/31/2006	8.00	0.12	1.16	1.28	(0.13)	(0.38)	(0.51)
Year ended 12/31/2005	8.33	0.10	0.51	0.61	(0.11)	(0.83)	(0.94)
Period ended 12/31/2004 (f)	7.75	0.05	0.64	0.69	(0.11)	—	(0.11)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(c)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(d)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses (c)	Net investment income (loss)	Expenses (c)	Net investment income (loss)	Portfolio turnover rate

$7.53	(6.38)%	$14.7	1.17%	1.72%	1.17%	1.72%	46%
8.76	9.90	7.9	1.17(e)	1.27(e)	1.17(e)	1.27(e)	42

7.53	(7.27)	4.3	1.87	0.99	1.87	0.99	46
8.77	9.47	4.5	1.87(e)	0.57(e)	1.87(e)	0.57(e)	42

7.78	(6.57)	100.4	1.17	1.68	1.17	1.68	46
9.03	15.99	113.1	1.17	1.26	1.17	1.26	42
8.21	6.76	99.1	1.20	1.05	1.21	1.04	90
8.54	7.80	95.7	1.18	1.11	1.18	1.11	2
8.00	22.81	74.4	1.20	0.72	1.23	0.69	1

7.73	(6.91)	37.8	1.57	1.28	1.57	1.28	46
8.97	15.47	43.1	1.57	0.86	1.57	0.86	42
8.16	6.42	45.9	1.60	0.65	1.61	0.64	90
8.49	7.32	43.0	1.58	0.71	1.58	0.71	2
7.96	22.57	34.6	1.60	0.32	1.62	0.30	1

7.54	(6.36)	126.0	0.92	1.93	0.92	1.93	46
8.78	16.20	144.6	0.92	1.51	0.92	1.51	42
8.00	7.15	128.4	0.88	1.38	0.89	1.37	90
8.34	8.34	114.4	0.68	1.62	0.68	1.62	2
7.81	23.52	91.2	0.68	1.24	0.68	1.24	1

7.52	(6.84)	2.3	1.49	1.38	1.49	1.38	46
8.75	15.57	2.3	1.49	0.94	1.49	0.94	42
7.98	6.49	1.6	1.52	0.74	1.54	0.72	90
8.33	8.76	1.1	1.51(e)	1.33(e)	1.51(e)	1.33(e)	2

7.51	(6.66)	5.7	1.29	1.61	1.29	1.61	46
8.76	15.78	3.0	1.29	1.15	1.29	1.15	42
7.99	6.79	2.0	1.32	0.95	1.34	0.93	90
8.33	8.82	1.1	1.31(e)	1.53(e)	1.31(e)	1.53(e)	2

7.54	(6.32)	1.2	0.99	1.87	0.99	1.87	46
8.77	16.01	1.3	0.99	1.44	0.99	1.44	42
8.00	7.16	1.1	1.02	1.23	1.03	1.22	90
8.33	8.94	1.1	1.01(e)	1.84(e)	1.01(e)	1.84(e)	2

(e)	Determined on an annualized basis.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations August 23, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2007	$10.80	$(0.06)	$1.74	$1.68	$—	$(1.56)	$(1.56)
Period ended 12/31/2006 (e)	11.35	(0.04)	0.42	0.38	—	(0.93)	(0.93)
Class B Shares
Year ended 12/31/2007	10.75	(0.14)	1.72	1.58	—	(1.56)	(1.56)
Period ended 12/31/2006 (e)	11.35	(0.09)	0.42	0.33	—	(0.93)	(0.93)
Legacy Class A Shares
Year ended 12/31/2007	10.64	(0.06)	1.70	1.64	—	(1.56)	(1.56)
Year ended 12/31/2006	10.12	(0.06)	1.51	1.45	—	(0.93)	(0.93)
Year ended 12/31/2005	10.45	(0.04)	0.21	0.17	—	(0.50)	(0.50)
Year ended 12/31/2004	9.84	(0.04)	0.65	0.61	—	—	—
Year ended 12/31/2003	7.06	(0.03)	2.81	2.78	—	—	—
Legacy Class B Shares
Year ended 12/31/2007	10.36	(0.10)	1.66	1.56	—	(1.56)	(1.56)
Year ended 12/31/2006	9.91	(0.10)	1.48	1.38	—	(0.93)	(0.93)
Year ended 12/31/2005	10.29	(0.08)	0.20	0.12	—	(0.50)	(0.50)
Year ended 12/31/2004	9.73	(0.08)	0.64	0.56	—	—	—
Year ended 12/31/2003	7.00	(0.06)	2.79	2.73	—	—	—
Institutional Shares
Year ended 12/31/2007	10.83	(0.03)	1.73	1.70	—	(1.56)	(1.56)
Year ended 12/31/2006	10.25	(0.03)	1.54	1.51	—	(0.93)	(0.93)
Year ended 12/31/2005	10.55	(0.01)	0.21	0.20	—	(0.50)	(0.50)
Year ended 12/31/2004	9.90	0.01	0.64	0.65	—	—	—
Year ended 12/31/2003	7.06	0.02	2.82	2.84	—	—	—
Class R-1 Shares
Year ended 12/31/2007	10.64	(0.10)	1.71	1.61	—	(1.56)	(1.56)
Year ended 12/31/2006	10.15	(0.10)	1.52	1.42	—	(0.93)	(0.93)
Year ended 12/31/2005	10.52	(0.07)	0.20	0.13	—	(0.50)	(0.50)
Period ended 12/31/2004 (g)	8.79	(0.02)	1.75	1.73	—	—	—
Class R-2 Shares
Year ended 12/31/2007	10.70	(0.07)	1.70	1.63	—	(1.56)	(1.56)
Year ended 12/31/2006	10.18	(0.07)	1.52	1.45	—	(0.93)	(0.93)
Year ended 12/31/2005	10.53	(0.05)	0.20	0.15	—	(0.50)	(0.50)
Period ended 12/31/2004 (g)	8.79	(0.01)	1.75	1.74	—	—	—
Class R-3 Shares
Year ended 12/31/2007	10.78	(0.04)	1.74	1.70	—	(1.56)	(1.56)
Year ended 12/31/2006	10.23	(0.04)	1.52	1.48	—	(0.93)	(0.93)
Year ended 12/31/2005	10.54	(0.02)	0.21	0.19	—	(0.50)	(0.50)
Period ended 12/31/2004 (g)	8.79	—	1.75	1.75	—	—	—

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income for Class R-3 shares represent less than $0.01 per share in 2004.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(f)	Determined on an annualized basis.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations August 31, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d)	Net investment income (loss)	Expenses (d)	Net investment income (loss)	Portfolio turnover rate

$10.92	15.49%	$21.5	1.40%	(0.47)%	1.44%	(0.51)%	98%
10.80	3.43	10.9	1.40(f)	(0.54)(f)	1.45(f)	(0.59)(f)	155

10.77	14.63	10.1	2.10	(1.18)	2.14	(1.22)	98
10.75	2.99	9.6	2.10(f)	(1.24)(f)	2.15(f)	(1.29)(f)	155

10.72	15.33	82.5	1.40	(0.48)	1.44	(0.52)	98
10.64	14.43	71.8	1.40	(0.57)	1.45	(0.62)	155
10.12	1.57	65.1	1.40	(0.39)	1.51	(0.50)	61
10.45	6.20	64.2	1.40	(0.40)	1.44	(0.44)	37
9.84	39.38	55.8	1.40	(0.31)	1.48	(0.39)	33

10.36	14.99	27.8	1.80	(0.88)	1.84	(0.92)	98
10.36	14.03	25.2	1.80	(0.99)	1.84	(1.03)	155
9.91	1.10	41.2	1.80	(0.80)	1.91	(0.91)	61
10.29	5.76	41.4	1.80	(0.80)	1.84	(0.84)	37
9.73	39.00	36.7	1.80	(0.71)	1.87	(0.78)	33

10.97	15.62	23.6	1.15	(0.22)	1.19	(0.26)	98
10.83	14.84	15.7	1.15	(0.32)	1.20	(0.37)	155
10.25	1.83	13.5	1.07	(0.07)	1.18	(0.18)	61
10.55	6.57	11.8	0.90	0.11	0.95	0.06	37
9.90	40.23	8.8	0.90	0.19	0.98	0.11	33

10.69	15.07	2.7	1.72	(0.81)	1.76	(0.85)	98
10.64	14.09	2.1	1.72	(0.89)	1.77	(0.94)	155
10.15	1.17	1.6	1.72	(0.71)	1.83	(0.82)	61
10.52	19.68	1.2	1.72(f)	(0.47)(f)	1.80(f)	(0.55)(f)	37

10.77	15.16	5.4	1.52	(0.58)	1.56	(0.62)	98
10.70	14.35	1.9	1.52	(0.69)	1.56	(0.73)	155
10.18	1.36	1.4	1.52	(0.51)	1.63	(0.62)	61
10.53	19.80	1.2	1.52(f)	(0.28)(f)	1.60(f)	(0.36)(f)	37

10.92	15.71	1.4	1.22	(0.30)	1.26	(0.34)	98
10.78	14.56	1.4	1.22	(0.40)	1.27	(0.45)	155
10.23	1.74	1.3	1.22	(0.22)	1.33	(0.33)	61
10.54	19.91	1.2	1.22(f)	0.02(f)	1.30(f)	(0.06)(f)	37

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2007	$12.44	$0.09	$1.28	$1.37	$(0.15)	$(0.86)	$(1.01)
Period ended 12/31/2006 (e)	11.86	0.09	0.72	0.81	(0.23)	—	(0.23)
Class B Shares
Year ended 12/31/2007	12.44	—	1.27	1.27	(0.05)	(0.86)	(0.91)
Period ended 12/31/2006 (e)	11.86	0.03	0.72	0.75	(0.17)	—	(0.17)
Legacy Class A Shares
Year ended 12/31/2007	12.51	0.10	1.27	1.37	(0.14)	(0.86)	(1.00)
Year ended 12/31/2006	10.74	0.12	1.86	1.98	(0.21)	—	(0.21)
Year ended 12/31/2005	9.36	0.07	1.45	1.52	(0.14)	—	(0.14)
Year ended 12/31/2004	8.39	0.04	1.00	1.04	(0.07)	—	(0.07)
Year ended 12/31/2003	6.34	0.03	2.10	2.13	(0.08)	—	(0.08)
Legacy Class B Shares
Year ended 12/31/2007	12.47	0.04	1.27	1.31	(0.09)	(0.86)	(0.95)
Year ended 12/31/2006	10.68	0.06	1.85	1.91	(0.12)	—	(0.12)
Year ended 12/31/2005	9.31	0.04	1.44	1.48	(0.11)	—	(0.11)
Year ended 12/31/2004	8.35	0.01	0.98	0.99	(0.03)	—	(0.03)
Year ended 12/31/2003	6.31	—	2.09	2.09	(0.05)	—	(0.05)
Institutional Shares
Year ended 12/31/2007	12.45	0.13	1.27	1.40	(0.18)	(0.86)	(1.04)
Year ended 12/31/2006	10.68	0.15	1.85	2.00	(0.23)	—	(0.23)
Year ended 12/31/2005	9.31	0.10	1.44	1.54	(0.17)	—	(0.17)
Year ended 12/31/2004	8.35	0.08	0.99	1.07	(0.11)	—	(0.11)
Year ended 12/31/2003	6.29	0.07	2.10	2.17	(0.11)	—	(0.11)
Class R-1 Shares
Year ended 12/31/2007	12.44	0.05	1.28	1.33	(0.11)	(0.86)	(0.97)
Year ended 12/31/2006	10.68	0.08	1.85	1.93	(0.17)	—	(0.17)
Year ended 12/31/2005	9.32	0.04	1.44	1.48	(0.12)	—	(0.12)
Period ended 12/31/2004 (h)	8.32	(0.02)	1.11	1.09	(0.09)	—	(0.09)
Class R-2 Shares
Year ended 12/31/2007	12.47	0.06	1.29	1.35	(0.15)	(0.86)	(1.01)
Year ended 12/31/2006	10.71	0.10	1.86	1.96	(0.20)	—	(0.20)
Year ended 12/31/2005	9.32	0.06	1.46	1.52	(0.13)	—	(0.13)
Period ended 12/31/2004 (h)	8.32	(0.01)	1.10	1.09	(0.09)	—	(0.09)
Class R-3 Shares
Year ended 12/31/2007	12.46	0.12	1.27	1.39	(0.17)	(0.86)	(1.03)
Year ended 12/31/2006	10.70	0.14	1.85	1.99	(0.23)	—	(0.23)
Year ended 12/31/2005	9.32	0.09	1.45	1.54	(0.16)	—	(0.16)
Period ended 12/31/2004 (h)	8.32	—	1.10	1.10	(0.10)	—	(0.10)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Class B shares in 2007, Legacy Class B shares in 2003, and Class R-3 shares in 2004.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007, used net asset values as calculated for financial reporting purposes.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net assets value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d)	Net investment income (loss)	Expenses (d)	Net investment income (loss)	Portfolio turnover rate

$12.80	10.80%	$17.9	1.50%	0.69%	1.60%	0.59%	52%
12.44	6.79(f)	12.4	1.50(g)	1.08(g)	1.64(g)	0.94(g)	30

12.80	10.00	11.3	2.20	0.03	2.30	(0.07)	52
12.44	6.30(f)	10.7	2.20(g)	0.43(g)	2.34(g)	0.29(g)	30

12.88	10.66	61.6	1.50	0.73	1.60	0.63	52
12.51	18.38(f)	56.5	1.50	1.00	1.62	0.88	30
10.74	16.27	44.7	1.50	0.78	1.73	0.55	27
9.36	12.34	34.4	1.50	0.48	1.68	0.30	22
8.39	33.61	29.1	1.50	0.45	1.91	0.04	16

12.83	10.36	21.0	1.90	0.33	2.00	0.23	52
12.47	17.92(f)	19.6	1.90	0.53	2.02	0.41	30
10.68	15.84	34.3	1.90	0.40	2.13	0.17	27
9.31	11.89	28.9	1.90	0.06	2.08	(0.12)	22
8.35	33.18	24.8	1.90	0.07	2.32	(0.35)	16

12.81	10.91	14.7	1.25	0.96	1.35	0.86	52
12.45	18.76(f)	11.9	1.25	1.26	1.37	1.14	30
10.68	16.57	9.3	1.17	1.09	1.41	0.85	27
9.31	12.78	6.3	1.00	0.96	1.18	0.78	22
8.35	34.56	4.7	1.00	0.94	1.41	0.53	16

12.80	10.43	3.0	1.82	0.38	1.92	0.28	52
12.44	18.11(f)	2.3	1.82	0.68	1.95	0.55	30
10.68	15.86	1.6	1.82	0.42	2.05	0.19	27
9.32	13.06	1.2	1.82(g)	(0.70)(g)	2.04(g)	(0.92)(g)	22

12.81	10.59	4.7	1.62	0.49	1.73	0.38	52
12.47	18.28(f)	2.2	1.62	0.84	1.75	0.71	30
10.71	16.34	1.5	1.62	0.67	1.85	0.44	27
9.32	13.12	1.1	1.62(g)	(0.49)(g)	1.84(g)	(0.71)(g)	22

12.82	10.99	1.7	1.32	0.91	1.42	0.81	52
12.46	18.56(f)	1.6	1.32	1.18	1.44	1.06	30
10.70	16.51	1.3	1.32	0.97	1.55	0.74	27
9.32	13.22	1.1	1.32(g)	(0.19)(g)	1.54(g)	(0.41)(g)	22

(f)	Based upon net asset value of $12.44, $12.44, $12.51, $12.47, $12.45, $12.44, $12.47 and $12.46 for Class A, Class B, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3, respectively, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $12.46, $12.46, $12.54, $12.49, $12.48, $12.46, $12.49 and $12.48, respectively, which caused the total return for the year ended December 31, 2006 to be the equivalent to 6.96%, 6.48%, 18.67%, 18.11%, 19.04%, 18.30%, 18.47% and 18.75%, respectively.

(g)	Determined on an annualized basis.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2007	$10.77	$0.15	$0.35	$0.50	$(0.15)	$(0.04)	$(0.19)
Period ended 12/31/2006 (f)	9.96	0.09	0.86	0.95	(0.14)	—	(0.14)
Class B Shares
Year ended 12/31/2007	10.77	0.06	0.38	0.44	(0.07)	(0.04)	(0.11)
Period ended 12/31/2006 (f)	9.96	0.04	0.86	0.90	(0.09)	—	(0.09)
Legacy Class A Shares
Year ended 12/31/2007	10.76	0.14	0.37	0.51	(0.14)	(0.04)	(0.18)
Year ended 12/31/2006	9.46	0.12	1.30	1.42	(0.12)	—	(0.12)
Year ended 12/31/2005	9.18	0.10	0.28	0.38	(0.10)	—	(0.10)
Year ended 12/31/2004	8.43	0.11	0.74	0.85	(0.10)	—	(0.10)
Year ended 12/31/2003	6.66	0.07	1.75	1.82	(0.05)	—	(0.05)
Legacy Class B Shares
Year ended 12/31/2007	10.75	0.10	0.37	0.47	(0.09)	(0.04)	(0.13)
Year ended 12/31/2006	9.46	0.08	1.28	1.36	(0.07)	—	(0.07)
Year ended 12/31/2005	9.18	0.06	0.28	0.34	(0.06)	—	(0.06)
Year ended 12/31/2004	8.43	0.08	0.74	0.82	(0.07)	—	(0.07)
Year ended 12/31/2003	6.65	0.04	1.77	1.81	(0.03)	—	(0.03)

(a)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio. The net amounts and ratios reflect Barclays’ expense credit (beginning in 2006) for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense credit, were 0.05% and 1.98%, respectively, for the year ended December 31, 2007

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(d)	The ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio. The net amounts and ratios do not reflect Barclays’ expense credit (beginning in 2006) for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding Barclays’ expense credit, were 0.05% and 1.98%, respectively, for the year ended December 31, 2007.

(e)	Amount represents the portfolio turnover rate of the Master Portfolio.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(g)	Determined on an annualized basis.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a)	Net investment income (loss) (a)	Expenses (d)	Net investment income (loss) (d)	Portfolio turnover rate (e)

$11.08	4.69%	$51.4	0.78%	1.30%	0.78%	1.30%	7%

10.77	9.57	22.1	0.78(g)	1.30(g)	0.78(g)	1.30(g)	14

11.10	4.09	14.2	1.48	0.58	1.48	0.58	7

10.77	9.03	12.0	1.48(g)	0.59(g)	1.48(g)	0.59(g)	14

11.09	4.73	372.3	0.78	1.27	0.78	1.27	7
10.76	14.97	375.6	0.78	1.21	0.78	1.21	14
9.46	4.08	339.8	0.80	1.10	0.82	1.08	14
9.18	10.06	291.4	0.80	1.29	0.80	1.29	14
8.43	27.39	184.3	0.80	0.99	0.89	0.90	8

11.09	4.41	141.3	1.18	0.87	1.18	0.87	7
10.75	14.42	142.9	1.18	0.80	1.18	0.80	14
9.46	3.69	139.0	1.20	0.70	1.22	0.68	14
9.18	9.67	124.1	1.20	0.87	1.20	0.87	14
8.43	27.19	89.7	1.20	0.59	1.29	0.50	8

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Institutional Shares
Year ended 12/31/2007	$10.79	$0.17	$0.37	$0.54	$(0.17)	$(0.04)	$(0.21)
Year ended 12/31/2006	9.49	0.15	1.29	1.44	(0.14)	—	(0.14)
Year ended 12/31/2005	9.21	0.13	0.28	0.41	(0.13)	—	(0.13)
Year ended 12/31/2004	8.45	0.16	0.74	0.90	(0.14)	—	(0.14)
Year ended 12/31/2003	6.65	0.11	1.77	1.88	(0.08)	—	(0.08)
Class R-1 Shares
Year ended 12/31/2007	10.76	0.11	0.36	0.47	(0.10)	(0.04)	(0.14)
Year ended 12/31/2006	9.47	0.09	1.30	1.39	(0.10)	—	(0.10)
Year ended 12/31/2005	9.20	0.07	0.27	0.34	(0.07)	—	(0.07)
Period ended 12/31/2004 (g)	8.62	0.04	0.66	0.70	(0.12)	—	(0.12)
Class R-2 Shares
Year ended 12/31/2007	10.75	0.13	0.36	0.49	(0.14)	(0.04)	(0.18)
Year ended 12/31/2006	9.46	0.11	1.29	1.40	(0.11)	—	(0.11)
Year ended 12/31/2005	9.20	0.09	0.28	0.37	(0.11)	—	(0.11)
Period ended 12/31/2004 (g)	8.62	0.05	0.65	0.70	(0.12)	—	(0.12)
Class R-3 Shares
Year ended 12/31/2007	10.79	0.16	0.37	0.53	(0.16)	(0.04)	(0.20)
Year ended 12/31/2006	9.49	0.14	1.30	1.44	(0.14)	—	(0.14)
Year ended 12/31/2005	9.20	0.12	0.28	0.40	(0.11)	—	(0.11)
Period ended 12/31/2004 (g)	8.62	0.06	0.65	0.71	(0.13)	—	(0.13)

(a)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio. The net amounts and ratios reflect Barclays’ expense credit (beginning in 2006) for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense credit, were 0.05% and 1.98%, respectively, for the year ended December 31, 2007.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	The ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio. The net amounts and ratios do not reflect Barclays’ expense credit (beginning in 2006) for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding Barclays’ expense credit, were 0.05% and 1.98%, respectively, for the year ended December 31, 2007.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

(h)	Determined on an annualized basis.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d)	Net investment income (loss) (a)	Expenses (d) (e)	Net investment income (loss) (e)	Portfolio turnover rate (f)

$11.12	4.99%	$74.2	0.53%	1.52%	0.53%	1.52%	7%
10.79	15.21	66.4	0.53	1.46	0.53	1.46	14
9.49	4.38	53.0	0.48	1.42	0.50	1.40	14
9.21	10.59	40.4	0.30	1.79	0.30	1.79	14
8.45	28.27	25.1	0.30	1.49	0.39	1.40	8

11.09	4.40	6.2	1.10	0.95	1.10	0.95	7
10.76	14.64	5.4	1.10	0.90	1.10	0.90	14
9.47	3.73	3.3	1.12	0.79	1.15	0.76	14
9.20	8.12	1.6	1.12(h)	1.65(h)	1.12(h)	1.65(h)	14

11.06	4.58	9.6	0.90	1.17	0.90	1.17	7
10.75	14.82	5.9	0.90	1.11	0.90	1.11	14
9.46	3.95	3.5	0.92	1.02	0.95	0.99	14
9.20	8.11	1.1	0.92(h)	1.93(h)	0.92(h)	1.93(h)	14

11.12	4.92	1.9	0.60	1.45	0.60	1.45	7
10.79	15.14	1.7	0.60	1.39	0.60	1.39	14
9.49	4.35	1.3	0.62	1.28	0.65	1.25	14
9.20	8.20	1.1	0.62(h)	2.24(h)	0.62(h)	2.24(h)	14

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b) (c)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2007	$14.32	$0.10	$(0.46)	$(0.36)	$(0.10)	$(0.82)	$(0.92)
Period ended 12/31/2006 (f)	15.06	0.05	0.43	0.48	(0.06)	(1.16)	(1.22)
Class B Shares
Year ended 12/31/2007	14.29	(0.01)	(0.45)	(0.46)	—	(0.82)	(0.82)
Period ended 12/31/2006 (f)	15.06	(0.03)	0.42	0.39	—	(1.16)	(1.16)
Legacy Class A Shares
Year ended 12/31/2007	14.17	0.09	(0.45)	(0.36)	(0.08)	(0.82)	(0.90)
Year ended 12/31/2006	13.11	0.05	2.20	2.25	(0.03)	(1.16)	(1.19)
Year ended 12/31/2005	13.31	0.05	0.43	0.48	(0.01)	(0.67)	(0.68)
Year ended 12/31/2004	11.69	0.05	1.99	2.04	(0.03)	(0.39)	(0.42)
Year ended 12/31/2003	8.14	0.04	3.60	3.64	(0.04)	(0.05)	(0.09)
Legacy Class B Shares
Year ended 12/31/2007	13.99	0.03	(0.44)	(0.41)	(0.02)	(0.82)	(0.84)
Year ended 12/31/2006	12.99	(0.01)	2.17	2.16	—	(1.16)	(1.16)
Year ended 12/31/2005	13.23	—	0.43	0.43	—	(0.67)	(0.67)
Year ended 12/31/2004	11.65	—	1.97	1.97	—	(0.39)	(0.39)
Year ended 12/31/2003	8.10	—	3.60	3.60	— (h)	(0.05)	(0.05)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income for Legacy Class B shares represent less than $0.01 per share in 2003, 2004 and 2005.

(c)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Portfolio through September 9, 2005.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(e)	The 2005 portfolio turnover rate reflects the period from September 9, 2005 to December 31, 2005. Prior to September 9, 2005, the Small Cap Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2005 through September 9, 2005 was 19%. The portfolio turnover rate for all other years prior to 2005 represents that of the Master Portfolio.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(g)	Determined on an annualized basis.

(h)	Distribution represents less than $0.01 per share.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions				Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (c)		Net investment income (loss) (c)		Expenses (c)		Net investment income (loss) (c)		Portfolio turnover rate (e)

$13.04	(2.58)%	$23.5	0.95%		0.68%		0.99%		0.64%		18%
14.32	3.15	15.3	0.95	(g)	0.46	(g)	0.98	(g)	0.43	(g)	27

13.01	(3.24)	9.9	1.65		(0.05)		1.68		(0.08)		18
14.29	2.55	10.1	1.65	(g)	(0.27	)(g)	1.68	(g)	(0.30	)(g)	27

12.91	(2.56)	165.8	0.95		0.64		0.98		0.61		18
14.17	17.10	183.7	0.95		0.35		0.97		0.33		27
13.11	3.55	157.2	0.95		0.41		1.01		0.35		3
13.31	17.40	134.2	0.95		0.41		0.97		0.39		20
11.69	44.70	87.6	0.95		0.42		1.11		0.26		48

12.74	(2.93)	61.0	1.35		0.25		1.38		0.22		18
13.99	16.58	66.7	1.35		(0.06)		1.37		(0.08)		27
12.99	3.18	75.2	1.35		0.00		1.41		(0.06)		3
13.23	16.90	69.6	1.35		0.00		1.37		(0.02)		20
11.65	44.46	52.4	1.35		0.02		1.51		(0.14)		48

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Institutional Shares
Year ended 12/31/2007	$14.33	$0.13	$(0.46)	$(0.33)	$(0.12)	$(0.82)	$(0.94)
Year ended 12/31/2006	13.25	0.09	2.22	2.31	(0.07)	(1.16)	(1.23)
Year ended 12/31/2005	13.44	0.10	0.43	0.53	(0.05)	(0.67)	(0.72)
Year ended 12/31/2004	11.80	0.11	2.00	2.11	(0.08)	(0.39)	(0.47)
Year ended 12/31/2003	8.17	0.09	3.67	3.76	(0.08)	(0.05)	(0.13)
Class R-1 Shares
Year ended 12/31/2007	14.26	0.05	(0.45)	(0.40)	(0.04)	(0.82)	(0.86)
Year ended 12/31/2006	13.21	0.01	2.20	2.21	—	(1.16)	(1.16)
Year ended 12/31/2005	13.44	0.01	0.43	0.44	—	(0.67)	(0.67)
Period ended 12/31/2004 (f)	12.13	0.02	1.73	1.75	(0.05)	(0.39)	(0.44)
Class R-2 Shares
Year ended 12/31/2007	14.31	0.08	(0.46)	(0.38)	(0.08)	(0.82)	(0.90)
Year ended 12/31/2006	13.24	0.04	2.21	2.25	(0.02)	(1.16)	(1.18)
Year ended 12/31/2005	13.44	0.04	0.44	0.48	(0.01)	(0.67)	(0.68)
Period ended 12/31/2004 (f)	12.13	0.03	1.73	1.76	(0.06)	(0.39)	(0.45)
Class R-3 Shares
Year ended 12/31/2007	14.33	0.12	(0.46)	(0.34)	(0.11)	(0.82)	(0.93)
Year ended 12/31/2006	13.25	0.08	2.22	2.30	(0.06)	(1.16)	(1.22)
Year ended 12/31/2005	13.44	0.08	0.43	0.51	(0.03)	(0.67)	(0.70)
Period ended 12/31/2004 (f)	12.13	0.04	1.73	1.77	(0.07)	(0.39)	(0.46)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Portfolio through September 9, 2005.

(c)	Total return is not annualized for periods that are less than a full year. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	The 2005 portfolio turnover rate reflects the period from September 9, 2005 to December 31, 2005. Prior to September 9, 2005, the Small Cap Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2005 through September 9, 2005 was 19%. The portfolio turnover rate for all other years prior to 2005 represents that of the Master Portfolio.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

(g)	Determined on an annualized basis.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions				Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b) (d)		Net investment income (loss) (b)		Expenses (b) (d)		Net investment income (loss) (b)		Portfolio turnover rate (e)

$13.06	(2.34)%	$42.7	0.70%		0.90%		0.73%		0.87%		18%
14.33	17.36	43.6	0.70		0.61		0.72		0.59		27
13.25	3.89	31.2	0.63		0.73		0.69		0.67		3
13.44	17.84	23.7	0.45		0.92		0.47		0.90		20
11.80	45.97	13.6	0.45		0.91		0.61		0.75		48

13.00	(2.87)	3.1	1.27		0.33		1.30		0.30		18
14.26	16.69	3.0	1.27		0.05		1.29		0.03		27
13.21	3.20	2.0	1.27		0.09		1.33		0.03		3
13.44	14.42	1.3	1.27	(g)	0.57	(g)	1.31	(g)	0.53	(g)	20

13.03	(2.67)	4.2	1.07		0.55		1.11		0.51		18
14.31	16.96	3.1	1.07		0.25		1.09		0.23		27
13.24	3.46	1.6	1.07		0.29		1.13		0.23		3
13.44	14.46	1.1	1.07	(g)	0.74	(g)	1.11	(g)	0.70	(g)	20

13.06	(2.40)	1.3	0.77		0.83		0.80		0.80		18
14.33	17.27	1.3	0.77		0.54		0.79		0.52		27
13.25	3.75	1.1	0.77		0.58		0.83		0.52		3
13.44	14.55	1.1	0.77	(g)	1.04	(g)	0.81	(g)	1.00	(g)	20

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2007	$13.84	$0.25	$1.12	$1.37	$(0.34)	$(0.20)	$(0.54)
Period ended 12/31/2006 (e)	13.04	0.13	1.11	1.24	(0.30)	(0.14)	(0.44)
Class B Shares
Year ended 12/31/2007	13.84	0.15	1.10	1.25	(0.22)	(0.20)	(0.42)
Period ended 12/31/2006 (e)	13.04	0.08	1.09	1.17	(0.23)	(0.14)	(0.37)
Legacy Class A Shares
Year ended 12/31/2007	13.81	0.26	1.10	1.36	(0.32)	(0.20)	(0.52)
Year ended 12/31/2006	11.42	0.22	2.59	2.81	(0.28)	(0.14)	(0.42)
Year ended 12/31/2005	10.30	0.16	1.15	1.31	(0.19)	—	(0.19)
Year ended 12/31/2004	8.74	0.12	1.55	1.67	(0.11)	—	(0.11)
Year ended 12/31/2003	6.45	0.09	2.29	2.38	(0.09)	—	(0.09)
Legacy Class B Shares
Year ended 12/31/2007	13.82	0.20	1.10	1.30	(0.26)	(0.20)	(0.46)
Year ended 12/31/2006	11.42	0.17	2.58	2.75	(0.21)	(0.14)	(0.35)
Year ended 12/31/2005	10.29	0.12	1.15	1.27	(0.14)	—	(0.14)
Year ended 12/31/2004	8.74	0.09	1.54	1.63	(0.08)	—	(0.08)
Year ended 12/31/2003	6.44	0.07	2.29	2.36	(0.06)	—	(0.06)

(a)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Portfolio through September 9, 2005.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(d)	The 2005 portfolio turnover rate reflects the period from September 9, 2005 to December 31, 2005. Prior to September 9, 2005, the International Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2005 through September 9, 2005 was 4%. The portfolio turnover rate for all other years prior to 2005 represents that of the Master Portfolio.

(e)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(f)	Based upon net asset value of $13.84, $13.84, $13.81 and $13.82 for Class A, Class B, Legacy Class A and Legacy Class B, respectively, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $13.87, $13.87, $13.84 and $13.85, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 9.72%, 9.19%, 24.78% and 24.27%, respectively.

(g)	Determined on an annualized basis.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a)	Net investment income (loss) (a)	Expenses (a)	Net investment income (loss) (a)	Portfolio turnover rate (d)

$14.67	9.63%	$35.4	1.15%	1.69%	1.28%	1.56%	2%
13.84	9.49(f)	17.1	1.15(g)	1.49(g)	1.31(g)	1.33(g)	8

14.67	8.82	12.9	1.85	1.04	1.98	0.91	2
13.84	8.96(f)	11.2	1.85(g)	0.96(g)	2.00(g)	0.81(g)	8

14.65	9.61	137.5	1.15	1.74	1.28	1.61	2
13.81	24.51(f)	125.4	1.15	1.73	1.31	1.57	8
11.42	12.67	90.9	1.15	1.54	1.28	1.41	1
10.30	19.15	60.0	1.15	1.36	1.21	1.30	39
8.74	36.95	36.0	1.15	1.29	1.35	1.09	18

14.66	9.17	43.5	1.55	1.34	1.67	1.22	2
13.82	24.00(f)	40.3	1.55	1.35	1.71	1.19	8
11.42	12.36	47.5	1.55	1.17	1.68	1.04	1
10.29	18.60	38.6	1.55	0.98	1.61	0.92	39
8.74	36.71	28.9	1.55	0.93	1.75	0.73	18

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Institutional Shares
Year ended 12/31/2007	$13.85	$0.30	$1.11	$1.41	$(0.36)	$(0.20)	$(0.56)
Year ended 12/31/2006	11.46	0.25	2.59	2.84	(0.31)	(0.14)	(0.45)
Year ended 12/31/2005	10.33	0.20	1.15	1.35	(0.22)	—	(0.22)
Year ended 12/31/2004	8.75	0.17	1.56	1.73	(0.15)	—	(0.15)
Year ended 12/31/2003	6.44	0.13	2.30	2.43	(0.12)	—	(0.12)
Class R-1 Shares
Year ended 12/31/2007	13.84	0.20	1.12	1.32	(0.29)	(0.20)	(0.49)
Year ended 12/31/2006	11.45	0.17	2.61	2.78	(0.25)	(0.14)	(0.39)
Year ended 12/31/2005	10.32	0.13	1.15	1.28	(0.15)	—	(0.15)
Period ended 12/31/2004 (g)	9.07	0.01	1.37	1.38	(0.13)	—	(0.13)
Class R-2 Shares
Year ended 12/31/2007	13.85	0.22	1.12	1.34	(0.32)	(0.20)	(0.52)
Year ended 12/31/2006	11.45	0.21	2.60	2.81	(0.27)	(0.14)	(0.41)
Year ended 12/31/2005	10.32	0.15	1.16	1.31	(0.18)	—	(0.18)
Period ended 12/31/2004 (g)	9.07	0.01	1.38	1.39	(0.14)	—	(0.14)
Class R-3 Shares
Year ended 12/31/2007	13.86	0.28	1.12	1.40	(0.35)	(0.20)	(0.55)
Year ended 12/31/2006	11.45	0.24	2.61	2.85	(0.30)	(0.14)	(0.44)
Year ended 12/31/2005	10.32	0.19	1.14	1.33	(0.20)	—	(0.20)
Period ended 12/31/2004 (g)	9.07	0.02	1.37	1.39	(0.14)	—	(0.14)

(a)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Portfolio through September 9, 2005.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	The 2005 portfolio turnover rate reflects the period from September 9, 2005 to December 31, 2005. Prior to September 9, 2005, the International Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2005 through September 9, 2005 was 4%. The portfolio turnover rate for all other years prior to 2005 represents that of the Master Portfolio.

(f)	Based upon net asset value of $13.85, $13.84, $13.85 and $13.86 for Institutional, Class R-1, Class R-2 and Class R-3, respectively, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $13.88, $13.87, $13.87 and $13.89, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 24.99%, 24.45% 24.63% and 25.08%, respectively.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

(h)	Determined on an annualized basis.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d)	Net investment income (loss) (a)	Expenses (a) (d)	Net investment income (loss) (a)	Portfolio turnover rate (e)

$14.70	9.93%	$42.7	0.90%	1.99%	1.03%	1.86%	2%
13.85	24.72(f)	33.2	0.90	1.95	1.06	1.79	8
11.46	13.02	19.1	0.83	1.86	0.96	1.73	1
10.33	19.81	11.8	0.65	1.86	0.71	1.80	39
8.75	37.79	6.1	0.65	1.75	0.85	1.55	18

14.67	9.28	4.1	1.47	1.37	1.60	1.24	2
13.84	24.19(f)	3.1	1.47	1.37	1.63	1.21	8
11.45	12.44	1.9	1.47	1.23	1.60	1.10	1
10.32	15.24	1.3	1.47(h)	0.28(h)	1.56(h)	0.19(h)	39

14.67	9.55	6.0	1.27	1.50	1.40	1.37	2
13.85	24.45(f)	3.2	1.27	1.61	1.43	1.45	8
11.45	12.66	1.8	1.27	1.41	1.40	1.28	1
10.32	15.27	1.1	1.27(h)	0.47(h)	1.36(h)	0.38(h)	39

14.71	9.86	2.0	0.97	1.91	1.10	1.78	2
13.86	24.81(f)	1.7	0.97	1.91	1.13	1.75	8
11.45	12.88	1.3	0.97	1.75	1.10	1.62	1
10.32	15.37	1.1	0.97(h)	0.77(h)	1.05(h)	0.69(h)	39

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (b)	Total distributions
Class A Shares
Year ended 12/31/2007	$10.00	$0.30	($0.43)	($0.13)	$(0.28)	$(0.26)	$(0.54)
Period ended 12/31/2006 (f)	9.99	0.21	0.60	0.81	(0.25)	(0.55)	(0.80)
Class B Shares
Year ended 12/31/2007	10.00	0.21	($0.41)	(0.20)	(0.21)	(0.26)	(0.47)
Period ended 12/31/2006 (f)	9.99	0.15	0.61	0.76	(0.20)	(0.55)	(0.75)
Legacy Class A Shares
Year ended 12/31/2007	10.05	0.28	(0.40)	(0.12)	(0.28)	(0.26)	(0.54)
Year ended 12/31/2006	9.76	0.24	0.84	1.08	(0.24)	(0.55)	(0.79)
Year ended 12/31/2005	9.52	0.21	0.17	0.38	(0.14)	—	(0.14)
Year ended 12/31/2004	9.14	0.20	0.37	0.57	(0.19)	—	(0.19)
Year ended 12/31/2003	8.10	0.16	1.03	1.19	(0.15)	—	(0.15)
Legacy Class B Shares
Year ended 12/31/2007	10.06	0.24	(0.40)	(0.16)	$(0.24)	(0.26)	(0.50)
Year ended 12/31/2006	9.77	0.19	0.84	1.03	(0.19)	(0.55)	(0.74)
Year ended 12/31/2005	9.53	0.17	0.19	0.36	(0.12)	—	(0.12)
Year ended 12/31/2004	9.15	0.16	0.38	0.54	(0.16)	—	(0.16)
Year ended 12/31/2003	8.10	0.12	1.04	1.16	(0.11)	—	(0.11)
Institutional Shares
Year ended 12/31/2007	10.00	0.31	(0.41)	(0.10)	(0.31)	(0.26)	(0.57)
Year ended 12/31/2006	9.71	0.27	0.83	1.10	(0.26)	(0.55)	(0.81)
Year ended 12/31/2005	9.47	0.25	0.15	0.40	(0.16)	—	(0.16)
Year ended 12/31/2004	9.10	0.25	0.36	0.61	(0.24)	—	(0.24)
Year ended 12/31/2003	8.06	0.21	1.01	1.22	(0.18)	—	(0.18)
Class R-1 Shares
Year ended 12/31/2007	9.89	0.25	(0.41)	(0.16)	(0.25)	(0.26)	(0.51)
Year ended 12/31/2006	9.62	0.22	0.81	1.03	(0.21)	(0.55)	(0.76)
Year ended 12/31/2005	9.40	0.19	0.17	0.36	(0.14)	—	(0.14)
Period ended 12/31/2004 (i)	9.13	0.13	0.35	0.48	(0.21)	—	(0.21)
Class R-2 Shares
Year ended 12/31/2007	9.90	0.33	(0.46)	(0.13)	(0.27)	(0.26)	(0.53)
Year ended 12/31/2006	9.63	0.23	0.82	1.05	(0.23)	(0.55)	(0.78)
Year ended 12/31/2005	9.40	0.20	0.17	0.37	(0.14)	—	(0.14)
Period ended 12/31/2004 (i)	9.13	0.14	0.35	0.49	(0.22)	—	(0.22)
Class R-3 Shares
Year ended 12/31/2007	9.91	0.30	(0.40)	(0.10)	(0.30)	(0.26)	(0.56)
Year ended 12/31/2006	9.64	0.26	0.82	1.08	(0.26)	(0.55)	(0.81)
Year ended 12/31/2005	9.40	0.22	0.17	0.39	(0.15)	—	(0.15)
Period ended 12/31/2004 (i)	9.13	0.15	0.35	0.50	(0.23)	—	(0.23)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Distributions represent less than $0.01 per share in 2003.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(d)	The expense ratios for the Institutional shares include the effect of the decreased voluntary expense reduction threshold (where applicable) and decreased shareholder services fees effective May 1, 2005.

(e)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.
(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d) (e)	Net investment income (loss)	Expenses (d) (e)	Net investment income (loss)	Portfolio turnover rate

$9.33	(1.35)%	$17.8	0.25%	2.97%	0.34%	2.88%	1%
10.00	8.10	12.7	0.25(g)	3.00(g)	0.44(g)	2.81(g)	1

9.33	(2.06)	9.9	0.95	2.04	1.04%	1.95	1
10.00	7.59	10.2	0.95(g)	2.13(g)	1.13(g)	1.95(g)	1

9.39	(1.27)	100.1	0.25	2.70	0.34	2.61	1
10.05	11.05	107.3	0.25	2.33	0.41	2.17	1
9.76	4.70	108.9	0.33	2.18	0.47	2.04	1
9.52	6.28	99.4	0.50	2.16	0.59	2.07	1
9.14	14.70	83.0	0.50	1.89	0.61	1.78	0(h)

9.40	(1.66)	49.4	0.65	2.30	0.74	2.21	1
10.06	10.56	52.9	0.65	1.91	0.81	1.75	1
9.77	4.28	60.4	0.73	1.77	0.87	1.63	1
9.53	5.89	56.6	0.90	1.76	0.99	1.67	1
9.15	14.36	49.0	0.90	1.45	1.00	1.35	0(h)

9.33	(1.12)	11.4	0.00	3.01	0.09	2.92	1
10.00	11.38	10.9	0.00	2.66	0.17	2.49	1
9.71	5.14	9.0	0.00	2.59	0.14	2.45	1
9.47	6.77	6.8	0.00	2.75	0.09	2.66	1
9.10	15.26	4.7	0.00	2.44	0.13	2.31	0(h)

9.22	(1.67)	2.6	0.57	2.48	0.66	2.39	1
9.89	10.71	2.1	0.57	2.19	0.74	2.02	1
9.62	4.36	1.5	0.64	1.97	0.78	1.83	1
9.40	5.28	1.1	0.82(g)	3.77(g)	0.92(g)	3.67(g)	1

9.24	(1.37)	3.8	0.37	3.29	0.45	3.21	1
9.90	10.90	1.4	0.37	2.32	0.54	2.15	1
9.63	4.56	1.1	0.45	2.07	0.59	1.93	1
9.40	5.33	1.0	0.62(g)	3.82(g)	0.72(g)	3.72(g)	1

9.25	(1.10)	1.1	0.07	2.95	0.16	2.86	1
9.91	11.19	1.2	0.07	2.57	0.23	2.41	1
9.64	4.96	1.1	0.15	2.36	0.29	2.22	1
9.40	5.43	1.0	0.32(g)	4.13(g)	0.42(g)	4.03(g)	1

(g)	Determined on an annualized basis.

(h)	Represents less than 0.5% in 2003.

(i)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations August 31, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2007	$10.32	$0.45	$0.20	$0.65	$(0.45)	$—	$(0.45)
Period ended 12/31/2006 (c)	10.11	0.30	0.21	0.51	(0.30)	—	(0.30)
Class B Shares
Year ended 12/31/2007	10.32	0.41	0.19	0.60	(0.41)	—	(0.41)
Period ended 12/31/2006 (c)	10.11	0.27	0.21	0.48	(0.27)	—	(0.27)
Legacy Class A Shares
Year ended 12/31/2007	10.33	0.45	0.20	0.65	(0.45)	—	(0.45)
Year ended 12/31/2006	10.39	0.43	(0.06)	0.37	(0.43)	—	(0.43)
Year ended 12/31/2005	10.66	0.41	(0.27)	0.14	(0.41)	—	(0.41)
Year ended 12/31/2004	10.66	0.40	—	0.40	(0.40)	—	(0.40)
Year ended 12/31/2003	10.73	0.40	(0.07)	0.33	(0.40)	—	(0.40)
Legacy Class B Shares
Year ended 12/31/2007	10.34	0.41	0.19	0.60	(0.41)	—	(0.41)
Year ended 12/31/2006	10.39	0.39	(0.05)	0.34	(0.39)	—	(0.39)
Year ended 12/31/2005	10.66	0.37	(0.27)	0.10	(0.37)	—	(0.37)
Year ended 12/31/2004	10.66	0.36	—	0.36	(0.36)	—	(0.36)
Year ended 12/31/2003	10.73	0.36	(0.07)	0.29	(0.36)	—	(0.36)
Institutional Shares
Year ended 12/31/2007	10.32	0.48	0.19	0.67	(0.48)	—	(0.48)
Year ended 12/31/2006	10.38	0.46	(0.06)	0.40	(0.46)	—	(0.46)
Year ended 12/31/2005	10.64	0.44	(0.26)	0.18	(0.44)	—	(0.44)
Year ended 12/31/2004	10.65	0.46	(0.01)	0.45	(0.46)	—	(0.46)
Year ended 12/31/2003	10.72	0.46	(0.07)	0.39	(0.46)	—	(0.46)
Class R-1 Shares
Year ended 12/31/2007	10.32	0.42	0.20	0.62	(0.42)	—	(0.42)
Year ended 12/31/2006	10.38	0.40	(0.06)	0.34	(0.40)	—	(0.40)
Year ended 12/31/2005	10.64	0.38	(0.26)	0.12	(0.38)	—	(0.38)
Period ended 12/31/2004 (e)	10.61	0.13	0.03	0.16	(0.13)	—	(0.13)
Class R-2 Shares
Year ended 12/31/2007	10.32	0.44	0.19	0.63	(0.44)	—	(0.44)
Year ended 12/31/2006	10.37	0.42	(0.05)	0.37	(0.42)	—	(0.42)
Year ended 12/31/2005	10.65	0.40	(0.28)	0.12	(0.40)	—	(0.40)
Period ended 12/31/2004 (e)	10.61	0.14	0.04	0.18	(0.14)	—	(0.14)
Class R-3 Shares
Year ended 12/31/2007	10.33	0.47	0.19	0.66	(0.47)	—	(0.47)
Year ended 12/31/2006	10.38	0.45	(0.05)	0.40	(0.45)	—	(0.45)
Year ended 12/31/2005	10.65	0.43	(0.27)	0.16	(0.43)	—	(0.43)
Period ended 12/31/2004 (e)	10.61	0.15	0.04	0.19	(0.15)	—	(0.15)

(a)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007, used net asset values as calculated for financial reporting purposes.

(b)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(c)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(d)	Determined on an annualized basis.

(e)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations August 23, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses (b)	Net investment income (loss)	Expenses (b)	Net investment income (loss)	Portfolio turnover rate

$10.52	6.50%	$23.1	0.70%	4.40%	0.70%	4.40%	16%
10.32	5.06	12.3	0.69(d)	4.25(d)	0.69(d)	4.25(d)	16

10.51	5.98	6.0	1.10	3.99	1.10	3.99	16
10.32	4.78	5.4	1.09(d)	3.84(d)	1.09(d)	3.84(d)	16

10.53	6.50	118.2	0.70	4.39	0.70	4.39	16
10.33	3.68	120.9	0.69	4.20	0.69	4.20	16
10.39	1.32	138.0	0.70	3.89	0.73	3.86	11
10.66	3.86	121.1	0.68	3.79	0.68	3.79	12
10.66	3.16	101.2	0.70	3.76	0.70	3.75	18

10.53	5.97	53.0	1.10	3.99	1.10	3.99	16
10.34	3.37	53.8	1.09	3.80	1.09	3.80	16
10.39	0.93	55.8	1.10	3.49	1.13	3.46	11
10.66	3.45	54.5	1.08	3.39	1.08	3.39	12
10.66	2.78	49.7	1.10	3.36	1.10	3.36	18

10.51	6.66	98.8	0.45	4.64	0.45	4.64	16
10.32	3.94	89.7	0.44	4.46	0.44	4.46	16
10.38	1.76	81.4	0.37	4.22	0.40	4.19	11
10.64	4.29	72.9	0.18	4.29	0.18	4.29	12
10.65	3.69	61.5	0.20	4.28	0.20	4.28	18

10.52	6.16	2.6	1.02	4.08	1.02	4.08	16
10.32	3.35	2.2	1.01	3.89	1.01	3.89	16
10.38	1.12	1.7	1.02	3.58	1.05	3.55	11
10.64	1.53	1.2	1.00(d)	3.48(d)	1.00(d)	3.48(d)	12

10.51	6.27	3.2	0.82	4.28	0.82	4.28	16
10.32	3.66	2.3	0.81	4.09	0.81	4.09	16
10.37	1.12	1.6	0.82	3.78	0.85	3.75	11
10.65	1.70	1.0	0.80(d)	3.68(d)	0.80(d)	3.68(d)	12

10.52	6.59	1.3	0.52	4.57	0.52	4.57	16
10.33	3.97	1.2	0.51	4.39	0.51	4.39	16
10.38	1.51	1.1	0.52	4.08	0.55	4.05	11
10.65	1.81	1.0	0.50(d)	3.98(d)	0.50(d)	3.98(d)	12

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2007	$10.89	$0.43	$(0.01)	$0.42	$(0.43)	$(0.05)	$(0.48)
Period ended 12/31/2006 (c)	10.79	0.29	0.11	0.40	(0.29)	(0.01)	(0.30)
Class B Shares
Year ended 12/31/2007	10.89	0.38	(0.02)	0.36	(0.38)	(0.05)	(0.43)
Period ended 12/31/2006 (c)	10.79	0.26	0.11	0.37	(0.26)	(0.01)	(0.27)
Legacy Class A Shares
Year ended 12/31/2007	10.87	0.42	(0.01)	0.41	(0.42)	(0.05)	(0.47)
Year ended 12/31/2006	10.96	0.43	(0.08)	0.35	(0.43)	(0.01)	(0.44)
Year ended 12/31/2005	11.13	0.43	(0.17)	0.26	(0.43)	—	(0.43)
Year ended 12/31/2004	11.15	0.43	(0.02)	0.41	(0.43)	—	(0.43)
Year ended 12/31/2003	10.97	0.42	0.18	0.60	(0.42)	—	(0.42)
Legacy Class B Shares
Year ended 12/31/2007	10.87	0.38	(0.01)	0.37	(0.38)	(0.05)	(0.43)
Year ended 12/31/2006	10.96	0.39	(0.08)	0.31	(0.39)	(0.01)	(0.40)
Year ended 12/31/2005	11.13	0.38	(0.17)	0.21	(0.38)	—	(0.38)
Year ended 12/31/2004	11.15	0.38	(0.02)	0.36	(0.38)	—	(0.38)
Year ended 12/31/2003	10.97	0.38	0.18	0.56	(0.38)	—	(0.38)
Institutional Shares
Year ended 12/31/2007	10.88	0.45	(0.01)	0.44	(0.45)	(0.05)	(0.50)
Year ended 12/31/2006	10.97	0.46	(0.08)	0.38	(0.46)	(0.01)	(0.47)
Year ended 12/31/2005	11.14	0.47	(0.17)	0.30	(0.47)	—	(0.47)
Year ended 12/31/2004	11.16	0.48	(0.02)	0.46	(0.48)	—	(0.48)
Year ended 12/31/2003	10.98	0.48	0.18	0.66	(0.48)	—	(0.48)

(a)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(b)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(c)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(d)	Determined on an annualized basis.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses (b)	Net investment income (loss)	Expenses (b)	Net investment income (loss)	Portfolio turnover rate

$10.83	4.01%	$21.0	0.70%	3.93%	0.72%	3.91%	18%
10.89	3.80	6.3	0.70(d)	3.95(d)	0.70(d)	3.95(d)	4

10.82	3.50	3.4	1.10	3.54	1.12	3.52	18

10.89	3.52	3.3	1.10(d)	3.55(d)	1.11(d)	3.54(d)	4

10.81	4.00	62.2	0.70	3.94	0.72	3.92	18
10.87	3.32	64.0	0.70	3.97	0.71	3.96	4
10.96	2.35	73.3	0.70	3.86	0.72	3.84	0
11.13	3.74	66.2	0.70	3.86	0.70	3.86	2
11.15	5.60	59.6	0.70	3.83	0.70	3.83	8

10.81	3.59	26.0	1.10	3.54	1.12	3.52	18
10.87	2.91	26.5	1.10	3.58	1.11	3.57	4
10.96	1.94	34.0	1.10	3.47	1.12	3.45	0
11.13	3.33	34.8	1.10	3.46	1.10	3.46	2
11.15	5.18	35.2	1.10	3.43	1.10	3.43	8

10.82	4.26	0.2	0.45	4.19	0.47	4.17	18
10.88	3.58	0.2	0.45	4.22	0.46	4.21	4
10.97	2.69	0.2	0.38	4.19	0.40	4.17	0
11.14	4.26	0.2	0.20	4.36	0.20	4.36	2
11.16	6.18	0.2	0.20	4.33	0.21	4.32	8

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations		Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Total from investment operations	Net investment income (a) (b)	Total distributions
Class A Shares
Year ended 12/31/2007	$1.00	$0.05	$0.05	$(0.05)	$(0.05)
Period ended 12/31/2006 (e)	1.00	0.03	0.03	(0.03)	(0.03)
Class B Shares
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Period ended 12/31/2006 (e)	1.00	0.03	0.03	(0.03)	(0.03)
Legacy Class A Shares
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.03	0.03	(0.03)	(0.03)
Year ended 12/31/2004	1.00	0.01	0.01	(0.01)	(0.01)
Year ended 12/31/2003	1.00	0.01	0.01	(0.01)	(0.01)
Legacy Class B Shares
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2004	1.00	—	—	—	—
Year ended 12/31/2003	1.00	—	—	—	—
Institutional Shares
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2006	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2005	1.00	0.03	0.03	(0.03)	(0.03)
Year ended 12/31/2004	1.00	0.01	0.01	(0.01)	(0.01)
Year ended 12/31/2003	1.00	0.01	0.01	(0.01)	(0.01)
Class R-1 Shares
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Period ended 12/31/2004 (g)	1.00	—	—	—	—
Class R-2 Shares
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Period ended 12/31/2004 (g)	1.00	—	—	—	—
Class R-3 Shares
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.03	0.03	(0.03)	(0.03)
Period ended 12/31/2004 (g)	1.00	—	—	—	—

(a)	Net investment income and distributions for Legacy Class B shares represent less than $0.01 per share in 2004 and 2003.

(b)	Net investment income and distributions for Class R-1 shares, Class R-2 shares and Class R-3 shares represent less than $0.01 per share in 2004.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class B and Legacy Class B shares. All other classes do not have a sales charge. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(d)	The expense ratios for the Institutional shares includes the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	For all the data, the period is from commencement of investment operations April 27, 2006.

(f)	Determined on an annualized basis.

(g)	For all the data, the period is from commencement of investment operations August 31, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d)	Net investment income	Expenses (d)	Net investment income

$1.00	4.67%	$38.1	0.60%	4.50%	0.64%	4.46%
1.00	3.23	19.5	0.60 (f)	4.62 (f)	0.60 (f)	4.62 (f)

1.00	4.25	2.6	1.00	4.17	1.03	4.14
1.00	2.91	2.5	1.00 (f)	4.22 (f)	1.02 (f)	4.20 (f)

1.00	4.67	74.3	0.60	4.57	0.63	4.54
1.00	4.50	75.2	0.60	4.38	0.63	4.35
1.00	2.64	80.5	0.60	2.62	0.71	2.51
1.00	0.76	73.1	0.60	0.78	0.63	0.75
1.00	0.54	65.1	0.60	0.52	0.65	0.47

1.00	4.26	5.0	1.00	4.16	1.03	4.13
1.00	4.08	4.1	1.00	3.93	1.03	3.90
1.00	2.22	6.4	1.00	2.22	1.11	2.11
1.00	0.36	5.9	1.00	0.36	1.03	0.33
1.00	0.14	5.7	1.00	0.14	1.03	0.11

1.00	4.82	19.3	0.45	4.70	0.48	4.67
1.00	4.65	12.9	0.45	4.57	0.48	4.54
1.00	2.89	11.2	0.37	2.85	0.48	2.74
1.00	1.17	9.2	0.20	1.20	0.23	1.17
1.00	0.94	6.9	0.20	0.92	0.24	0.88

1.00	4.33	4.1	0.92	4.25	0.95	4.22
1.00	4.16	4.3	0.92	4.11	0.94	4.09
1.00	2.32	2.7	0.92	2.42	1.04	2.30
1.00	0.31	1.1	0.92(f)	0.94(f)	0.98(f)	0.88 (f)

1.00	4.54	8.3	0.72	4.44	0.76	4.40
1.00	4.37	3.8	0.72	4.34	0.74	4.32
1.00	2.51	2.5	0.72	2.51	0.83	2.40
1.00	0.38	1.0	0.72(f)	1.14(f)	0.78(f)	1.08 (f)

1.00	4.75	1.5	0.52	4.65	0.55	4.62
1.00	4.57	1.3	0.52	4.49	0.55	4.46
1.00	2.72	1.2	0.52	2.72	0.63	2.61
1.00	0.45	1.1	0.52(f)	1.34(f)	0.58(f)	1.28 (f)

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH INCOME FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2007	$11.59	$0.36	$0.10	$0.46	$(0.35)	$(0.26)	$(0.61)
Period ended 12/31/2006 (g)	11.45	0.25	0.44	0.69	(0.45)	(0.10)	(0.55)
Class B Shares
Year ended 12/31/2007	11.62	0.28	0.11	0.39	(0.25)	(0.26)	(0.51)
Period ended 12/31/2006 (g)	11.45	0.19	0.44	0.63	(0.36)	(0.10)	(0.46)
Legacy Class A Shares
Year ended 12/31/2007	11.74	0.35	0.13	0.48	(0.33)	(0.26)	(0.59)
Year ended 12/31/2006	11.24	0.33	0.59	0.92	(0.32)	(0.10)	(0.42)
Year ended 12/31/2005	11.11	0.26	0.17	0.43	(0.27)	(0.03)	(0.30)
Year ended 12/31/2004	10.82	0.17	0.46	0.63	(0.17)	(0.17)	(0.34)
Period ended 12/31/2003 (i)	10.00	0.07	0.80	0.87	(0.05)	—	(0.05)
Legacy Class B Shares
Year ended 12/31/2007	11.74	0.30	0.12	0.42	(0.25)	(0.26)	(0.51)
Year ended 12/31/2006	11.24	0.29	0.59	0.88	(0.28)	(0.10)	(0.38)
Year ended 12/31/2005	11.10	0.21	0.17	0.38	(0.21)	(0.03)	(0.24)
Year ended 12/31/2004	10.81	0.13	0.46	0.59	(0.13)	(0.17)	(0.30)
Period ended 12/31/2003 (i)	10.00	0.05	0.79	0.84	(0.03)	—	(0.03)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.27% and 3.87%, respectively, for the year ended December 31, 2007.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.61% and 3.53%, respectively, for the year ended December 31, 2007.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(h)	Determined on an annualized basis.

(i)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

See accompanying notes to financial statements.

	Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a)	Net investment income (loss) (a)	Expenses (e)	Net investment income (loss) (e)	Portfolio turnover rate (f)

$11.44	3.96%	$37.5	1.22%	3.08%	1.56%	2.74%	6%
11.59	6.20	13.2	1.21(h)	3.35(h)	1.68(h)	2.88(h)	10

11.50	3.32	1.3	1.92	2.34	2.26	2.00	6
11.62	5.64	0.5	1.92(h)	2.42(h)	2.39(h)	1.95(h)	10

11.63	4.03	100.5	1.21	2.91	1.55	2.57	6
11.74	8.30	113.5	1.22	2.89	1.70	2.41	10
11.24	3.86	101.2	1.26	2.30	1.63	1.93	11
11.11	5.87	66.0	1.26	1.58	1.61	1.23	138
10.82	8.74	31.0	1.30(h)	1.13(h)	1.73(h)	0.70(h)	29

11.65	3.59	11.2	1.62	2.51	1.95	2.18	6
11.74	7.90	12.0	1.62	2.48	2.10	2.00	10
11.24	3.44	11.1	1.66	1.91	2.03	1.54	11
11.10	5.46	8.7	1.66	1.18	2.01	0.83	138
10.81	8.47	4.1	1.70(h)	0.75(h)	2.31(h)	0.14(h)	29

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Institutional Shares
Year ended 12/31/2007	$11.77	$0.38	$0.12	$0.50	$(0.38)	$(0.26)	$(0.64)
Year ended 12/31/2006	11.27	0.36	0.59	0.95	(0.35)	(0.10)	(0.45)
Year ended 12/31/2005	11.13	0.29	0.17	0.46	(0.29)	(0.03)	(0.32)
Year ended 12/31/2004	10.84	0.23	0.46	0.69	(0.23)	(0.17)	(0.40)
Period ended 12/31/2003 (h)	10.00	0.10	0.80	0.90	(0.06)	—	(0.06)
Class R-1 Shares
Year ended 12/31/2007	11.58	0.31	0.12	0.43	(0.29)	(0.26)	(0.55)
Year ended 12/31/2006	11.13	0.29	0.58	0.87	(0.32)	(0.10)	(0.42)
Year ended 12/31/2005	11.08	0.22	0.17	0.39	(0.31)	(0.03)	(0.34)
Period ended 12/31/2004 (j)	10.95	0.04	0.44	0.48	(0.18)	(0.17)	(0.35)
Class R-2 Shares
Year ended 12/31/2007	11.78	0.35	0.11	0.46	(0.32)	(0.26)	(0.58)
Year ended 12/31/2006	11.24	0.32	0.58	0.90	(0.26)	(0.10)	(0.36)
Year ended 12/31/2005	11.09	0.25	0.17	0.42	(0.24)	(0.03)	(0.27)
Period ended 12/31/2004 (j)	10.95	0.05	0.43	0.48	(0.17)	(0.17)	(0.34)
Class R-3 Shares
Year ended 12/31/2007	11.76	0.37	0.11	0.48	(0.36)	(0.26)	(0.62)
Year ended 12/31/2006	11.25	0.35	0.60	0.95	(0.34)	(0.10)	(0.44)
Year ended 12/31/2005	11.09	0.28	0.17	0.45	(0.26)	(0.03)	(0.29)
Period ended 12/31/2004 (j)	10.95	0.06	0.43	0.49	(0.18)	(0.17)	(0.35)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.27% and 3.87%, respectively, for the year ended December 31, 2007.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.61% and 3.53%, respectively, for the year ended December 31, 2007.

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(i)	Determined on an annualized basis.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a) (e)	Net investment income (loss) (a)	Expenses (e) (f)	Net investment income (loss) (f)	Portfolio turnover rate (g)

$11.63	4.20%	$13.9	0.97%	3.21%	1.30%	2.88%	6%
11.77	8.59	11.0	0.97	3.15	1.45	2.67	10
11.27	4.19	8.6	0.93	2.64	1.30	2.27	11
11.13	6.37	6.8	0.76	2.10	1.11	1.75	138
10.84	9.09	2.9	0.80(i)	1.66(i)	1.56(i)	0.90(i)	29

11.46	3.65	1.8	1.54	2.64	1.88	2.30	6
11.58	7.95	1.4	1.54	2.56	2.02	2.08	10
11.13	3.55	0.9	1.58	1.96	1.95	1.59	11
11.08	4.44	0.1	1.56(i)	1.30(i)	1.86(i)	1.00(i)	138

11.66	3.89	1.7	1.34	2.88	1.67	2.55	6
11.78	8.16	0.9	1.34	2.78	1.82	2.30	10
11.24	3.80	0.7	1.38	2.16	1.75	1.79	11
11.09	4.43	0.1	1.36(i)	1.46(i)	1.65(i)	1.17(i)	138

11.62	4.08	0.1	1.04	3.11	1.38	2.77	6
11.76	8.57	0.1	1.04	3.01	1.52	2.53	10
11.25	4.09	0.1	1.08	2.49	1.45	2.12	11
11.09	4.52	0.1	1.06(i)	1.76(i)	1.35(i)	1.47(i)	138

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2010 FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2007	$12.66	$0.38	$0.09	$0.47	$(0.33)	$(0.33)	$(0.66)
Period ended 12/31/2006 (g)	12.29	0.26	0.58	0.84	(0.33)	(0.14)	(0.47)
Class B Shares
Year ended 12/31/2007	12.60	0.28	0.11	0.39	(0.27)	(0.33)	(0.60)
Period ended 12/31/2006 (g)	12.29	0.19	0.56	0.75	(0.30)	(0.14)	(0.44)
Legacy Class A Shares
Year ended 12/31/2007	12.57	0.35	0.11	0.46	(0.31)	(0.33)	(0.64)
Year ended 12/31/2006	11.84	0.32	0.84	1.16	(0.29)	(0.14)	(0.43)
Year ended 12/31/2005	11.58	0.24	0.31	0.55	(0.23)	(0.06)	(0.29)
Year ended 12/31/2004	11.16	0.17	0.61	0.78	(0.13)	(0.23)	(0.36)
Period ended 12/31/2003 (j)	10.00	0.06	1.13	1.19	(0.03)	—	(0.03)
Legacy Class B Shares
Year ended 12/31/2007	12.53	0.30	0.11	0.41	(0.26)	(0.33)	(0.59)
Year ended 12/31/2006	11.81	0.27	0.83	1.10	(0.24)	(0.14)	(0.38)
Year ended 12/31/2005	11.54	0.19	0.32	0.51	(0.18)	(0.06)	(0.24)
Year ended 12/31/2004	11.14	0.12	0.61	0.73	(0.10)	(0.23)	(0.33)
Period ended 12/31/2003 (j)	10.00	0.04	1.12	1.16	(0.02)	—	(0.02)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.27% and 3.63%, respectively, for the year ended December 31, 2007.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.60% and 3.30%, respectively, for the year ended December 31, 2007.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(h)	Determined on an annualized basis.

(i)	Based upon net asset value of $12.60 as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $12.61, which caused the total return for the year ended December 31, 2006 to be equivalent to 6.14%.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reduction and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a)	Net investment income (loss) (a)	Expenses (e)	Net investment income (loss) (e)	Portfolio turnover rate (f)

$12.47	3.76%	$105.6	1.17%	2.89%	1.50%	2.56%	7%
12.66	6.82	34.9	1.18(h)	3.06(h)	1.50(h)	2.74(h)	12

12.39	3.01	4.3	1.87	2.17	2.20	1.84	7
12.60	6.06(i)	1.7	1.87(h)	2.30(h)	2.20(h)	1.97(h)	12

12.39	3.71	267.0	1.17	2.74	1.50	2.41	7
12.57	9.79	270.6	1.17	2.63	1.51	2.29	12
11.84	4.73	216.5	1.24	2.04	1.58	1.70	12
11.58	6.98	130.3	1.25	1.49	1.57	1.17	130
11.16	11.91	40.8	1.30(h)	0.98(h)	1.59(h)	0.69(h)	23

12.35	3.30	48.7	1.57	2.34	1.90	2.01	7
12.53	9.32	49.0	1.57	2.22	1.91	1.88	12
11.81	4.45	41.3	1.64	1.64	1.98	1.30	12
11.54	6.49	28.8	1.65	1.09	1.97	0.77	130
11.14	11.60	11.4	1.70(h)	0.58(h)	2.07(h)	0.21(h)	23

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2010 FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Institutional Shares
Year ended 12/31/2007	$12.64	$0.39	$0.12	$0.51	$(0.35)	$(0.33)	$(0.68)
Year ended 12/31/2006	11.92	0.36	0.82	1.18	(0.32)	(0.14)	(0.46)
Year ended 12/31/2005	11.64	0.28	0.32	0.60	(0.26)	(0.06)	(0.32)
Year ended 12/31/2004	11.21	0.23	0.60	0.83	(0.17)	(0.23)	(0.40)
Period ended 12/31/2003 (h)	10.00	0.09	1.16	1.25	(0.04)	—	(0.04)
Class R-1 Shares
Year ended 12/31/2007	12.57	0.31	0.10	0.41	(0.27)	(0.33)	(0.60)
Year ended 12/31/2006	11.85	0.28	0.85	1.13	(0.27)	(0.14)	(0.41)
Year ended 12/31/2005	11.64	0.21	0.29	0.50	(0.23)	(0.06)	(0.29)
Period ended 12/31/2004 (j)	11.37	0.04	0.61	0.65	(0.15)	(0.23)	(0.38)
Class R-2 Shares
Year ended 12/31/2007	12.62	0.36	0.09	0.45	(0.32)	(0.33)	(0.65)
Year ended 12/31/2006	11.90	0.32	0.83	1.15	(0.29)	(0.14)	(0.43)
Year ended 12/31/2005	11.64	0.23	0.31	0.54	(0.22)	(0.06)	(0.28)
Period ended 12/31/2004 (j)	11.37	0.05	0.60	0.65	(0.15)	(0.23)	(0.38)
Class R-3 Shares
Year ended 12/31/2007	12.63	0.39	0.10	0.49	(0.35)	(0.33)	(0.68)
Year ended 12/31/2006	11.90	0.35	0.84	1.19	(0.32)	(0.14)	(0.46)
Year ended 12/31/2005	11.64	0.27	0.30	0.57	(0.25)	(0.06)	(0.31)
Period ended 12/31/2004 (j)	11.37	0.06	0.60	0.66	(0.16)	(0.23)	(0.39)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.27% and 3.63%, respectively, for the year ended December 31, 2007.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Distribution represents less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.60% and 3.30%, respectively, for the year ended December 31, 2007.

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(i)	Determined on an annualized basis.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a) (e)	Net investment income (loss) (a)	Expenses (e) (f)	Net investment income (loss) (f)	Portfolio turnover rate (g)

$12.47	4.04%	$38.7	0.92%	3.02%	1.25%	2.69%	7%
12.64	9.90	32.5	0.92	2.91	1.26	2.57	12
11.92	5.14	23.1	0.92	2.37	1.26	2.03	12
11.64	7.37	14.4	0.75	2.00	1.07	1.68	130
11.21	12.55	4.2	0.80(i)	1.47(i)	1.31(i)	0.96(i)	23

12.38	3.28	3.5	1.49	2.41	1.82	2.08	7
12.57	9.50	3.3	1.49	2.27	1.82	1.94	12
11.85	4.31	1.7	1.56	1.81	1.90	1.47	12
11.64	5.66	0.1	1.55(i)	1.27(i)	1.85(i)	0.97(i)	130

12.42	3.62	6.5	1.29	2.77	1.62	2.44	7
12.62	9.64	2.7	1.29	2.57	1.62	2.24	12
11.90	4.63	1.1	1.36	1.91	1.70	1.57	12
11.64	5.67	0.1	1.35(i)	1.38(i)	1.65(i)	1.08(i)	130

12.44	3.87	0.6	0.99	3.02	1.32	2.69	7
12.63	9.95	0.4	0.99	2.81	1.32	2.48	12
11.90	4.95	0.3	1.06	2.28	1.40	1.94	12
11.64	5.76	0.1	1.05(i)	1.66(i)	1.35(i)	1.36(i)	130

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2007	$13.98	$0.34	$0.07	$0.41	$(0.28)	$(0.46)	$(0.74)
Period ended 12/31/2006 (g)	13.43	0.26	0.76	1.02	(0.28)	(0.19)	(0.47)
Class B Shares
Year ended 12/31/2007	13.94	0.23	0.09	0.32	(0.20)	(0.46)	(0.66)
Period ended 12/31/2006 (g)	13.43	0.18	0.77	0.95	(0.25)	(0.19)	(0.44)
Legacy Class A Shares
Year ended 12/31/2007	13.88	0.30	0.10	0.40	(0.26)	(0.46)	(0.72)
Year ended 12/31/2006	12.70	0.28	1.33	1.61	(0.24)	(0.19)	(0.43)
Year ended 12/31/2005	12.24	0.20	0.54	0.74	(0.18)	(0.10)	(0.28)
Year ended 12/31/2004	11.55	0.16	0.85	1.01	(0.12)	(0.20)	(0.32)
Period ended 12/31/2003 (i)	10.00	0.06	1.52	1.58	(0.03)	—	(0.03)
Legacy Class B Shares
Year ended 12/31/2007	13.85	0.25	0.10	0.35	(0.20)	(0.46)	(0.66)
Year ended 12/31/2006	12.68	0.22	1.33	1.55	(0.19)	(0.19)	(0.38)
Year ended 12/31/2005	12.22	0.15	0.55	0.70	(0.14)	(0.10)	(0.24)
Year ended 12/31/2004	11.54	0.11	0.85	0.96	(0.08)	(0.20)	(0.28)
Period ended 12/31/2003 (i)	10.00	0.04	1.52	1.56	(0.02)	—	(0.02)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.25% and 3.01%, respectively, for the year ended December 31, 2007.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.58% and 2.68%, respectively, for the year ended December 31, 2007.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(h)	Determined on an annualized basis.

(i)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a)	Net investment income (loss) (a)	Expenses (e)	Net investment income (loss) (e)	Portfolio turnover rate (f)

$13.65	2.94%	$191.9	1.14%	2.34%	1.47%	2.01%	7%
13.98	7.59	61.4	1.15(h)	2.85(h)	1.46(h)	2.54(h)	16

13.60	2.30	11.7	1.84	1.58	2.17	1.25	7
13.94	7.03	4.9	1.85(h)	2.01(h)	2.17(h)	1.69(h)	16

13.56	2.87	437.4	1.14	2.13	1.47	1.80	7
13.88	12.63	431.3	1.15	2.07	1.48	1.74	16
12.70	6.02	313.5	1.22	1.63	1.56	1.29	17
12.24	8.78	177.7	1.24	1.32	1.55	1.01	140
11.55	15.81	51.7	1.30(h)	1.03(h)	1.53(h)	0.80(h)	23

13.54	2.54	95.8	1.54	1.74	1.87	1.41	7
13.85	12.17	92.7	1.55	1.65	1.88	1.32	16
12.68	5.67	70.9	1.62	1.22	1.96	0.88	17
12.22	8.39	44.7	1.64	0.91	1.95	0.60	140
11.54	15.61	15.5	1.70(h)	0.63(h)	1.98(h)	0.35(h)	23

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Institutional Shares
Year ended 12/31/2007	$13.97	$0.35	$0.09	$0.44	$(0.30)	$(0.46)	$(0.76)
Year ended 12/31/2006	12.79	0.32	1.32	1.64	(0.27)	(0.19)	(0.46)
Year ended 12/31/2005	12.31	0.24	0.55	0.79	(0.21)	(0.10)	(0.31)
Year ended 12/31/2004	11.59	0.22	0.86	1.08	(0.16)	(0.20)	(0.36)
Period ended 12/31/2003 (j)	10.00	0.10	1.53	1.63	(0.04)	—	(0.04)
Class R-1 Shares
Year ended 12/31/2007	13.92	0.27	0.09	0.36	(0.23)	(0.46)	(0.69)
Year ended 12/31/2006	12.73	0.24	1.36	1.60	(0.22)	(0.19)	(0.41)
Year ended 12/31/2005	12.31	0.18	0.53	0.71	(0.19)	(0.10)	(0.29)
Period ended 12/31/2004 (l)	11.79	0.05	0.81	0.86	(0.14)	(0.20)	(0.34)
Class R-2 Shares
Year ended 12/31/2007	13.94	0.31	0.08	0.39	(0.27)	(0.46)	(0.73)
Year ended 12/31/2006	12.77	0.28	1.32	1.60	(0.24)	(0.19)	(0.43)
Year ended 12/31/2005	12.32	0.19	0.54	0.73	(0.18)	(0.10)	(0.28)
Period ended 12/31/2004 (l)	11.79	0.05	0.82	0.87	(0.14)	(0.20)	(0.34)
Class R-3 Shares
Year ended 12/31/2007	13.91	0.34	0.09	0.43	(0.29)	(0.46)	(0.75)
Year ended 12/31/2006	12.79	0.32	1.26	1.58	(0.27)	(0.19)	(0.46)
Year ended 12/31/2005	12.32	0.23	0.55	0.78	(0.21)	(0.10)	(0.31)
Period ended 12/31/2004 (l)	11.79	0.06	0.82	0.88	(0.15)	(0.20)	(0.35)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.25% and 3.01%, respectively, for the year ended December 31, 2007.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Distribution represents less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.58% and 2.68%, respectively, for the year ended December 31, 2007.

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	Based upon net asset value of $13.97 and $12.79, respectively, as of December 31, 2006 and December 31, 2005, (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and December 30, 2005, respectively). For shareholder purchases and redemptions on December 29, 2006 and December 30, 2005, the net asset value was $13.98 and $12.80, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 12.80%.

(i)	Based upon net asset value of $12.79 as of December 31, 2005, (as calculated for financial reporting purposes, taking into account transactions that occurred on December 30, 2005). For shareholder purchases and redemptions on December 30, 2005, the net asset value was $12.80, which caused the total return for the year ended December 31, 2005 to be equivalent to 6.49%.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(k)	Determined on an annualized basis.

(l)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a) (e)	Net investment income (loss) (a)	Expenses (e) (f)	Net investment income (loss) (f)	Portfolio turnover rate (g)

$13.65	3.06%	$82.0	0.89%	2.43%	1.22%	2.10%	7%
13.97	12.81(h)	63.3	0.90	2.35	1.23	2.02	16
12.79	6.41(i)	38.8	0.91	1.94	1.24	1.61	17
12.31	9.34	21.0	0.74	1.82	1.05	1.51	140
11.59	16.35	5.7	0.80(k)	1.50(k)	1.23(k)	1.07(k)	23

13.59	2.55	7.9	1.46	1.86	1.79	1.53	7
13.92	12.52	5.3	1.47	1.82	1.80	1.49	16
12.73	5.71	3.0	1.54	1.51	1.88	1.17	17
12.31	7.32	0.2	1.55(k)	1.46(k)	1.86(k)	1.15(k)	140

13.60	2.75	10.6	1.26	2.16	1.59	1.83	7
13.94	12.49	5.0	1.27	2.04	1.60	1.71	16
12.77	5.94	1.6	1.35	1.52	1.67	1.20	17
12.32	7.38	0.1	1.35(k)	1.35(k)	1.65(k)	1.05(k)	140

13.59	3.07	2.3	0.96	2.35	1.29	2.02	7
13.91	12.34	1.9	0.97	2.39	1.30	2.06	16
12.79	6.29	0.9	1.05	1.82	1.37	1.50	17
12.32	7.46	0.1	1.05(k)	1.64(k)	1.35(k)	1.34(k)	140

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2007	$14.91	$0.29	$0.05	$0.34	$(0.24)	$(0.52)	$(0.76)
Period ended 12/31/2006 (g)	14.23	0.24	0.90	1.14	(0.23)	(0.23)	(0.46)
Class B Shares
Year ended 12/31/2007	14.89	0.18	0.05	0.23	(0.15)	(0.52)	(0.67)
Period ended 12/31/2006 (g)	14.23	0.17	0.92	1.09	(0.20)	(0.23)	(0.43)
Legacy Class A Shares
Year ended 12/31/2007	14.86	0.26	0.06	0.32	(0.21)	(0.52)	(0.73)
Year ended 12/31/2006	13.32	0.23	1.73	1.96	(0.19)	(0.23)	(0.42)
Year ended 12/31/2005	12.70	0.17	0.74	0.91	(0.15)	(0.14)	(0.29)
Year ended 12/31/2004	11.80	0.14	1.08	1.22	(0.10)	(0.22)	(0.32)
Period ended 12/31/2003 (i)	10.00	0.07	1.76	1.83	(0.03)	—	(0.03)
Legacy Class B Shares
Year ended 12/31/2007	14.79	0.20	0.07	0.27	(0.15)	(0.52)	(0.67)
Year ended 12/31/2006	13.26	0.17	1.72	1.89	(0.13)	(0.23)	(0.36)
Year ended 12/31/2005	12.65	0.12	0.73	0.85	(0.10)	(0.14)	(0.24)
Year ended 12/31/2004	11.77	0.09	1.07	1.16	(0.06)	(0.22)	(0.28)
Period ended 12/31/2003 (i)	10.00	0.04	1.75	1.79	(0.02)	—	(0.02)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.23% and 2.57%, respectively, for the year ended December 31, 2007.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.57% and 2.23%, respectively, for the year ended December 31, 2007.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(h)	Determined on an annualized basis.

(i)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a)	Net investment income (loss) (a)	Expenses (e)	Net investment income (loss) (e)	Portfolio turnover rate (f)

$14.49	2.28%	$164.9	1.14%	1.91%	1.47%	1.58%	7%

14.91	8.02	51.2	1.15(h)	2.56(h)	1.46(h)	2.25(h)	22

14.45	1.58	13.4	1.84	1.15	2.17	0.82	7

14.89	7.64	5.1	1.85(h)	1.78(h)	2.16(h)	1.47(h)	22

14.45	2.19	306.2	1.14	1.68	1.47	1.35	7
14.86	14.69	292.9	1.15	1.63	1.48	1.30	22
13.32	7.11	192.3	1.21	1.32	1.57	0.96	24
12.70	10.32	96.5	1.23	1.18	1.58	0.83	138

11.80	18.31	25.9	1.30(h)	1.05(h)	1.80(h)	0.55(h)	32

14.39	1.86	76.7	1.54	1.28	1.87	0.95	7
14.79	14.27	73.5	1.55	1.22	1.88	0.89	22
13.26	6.72	52.7	1.61	0.91	1.97	0.55	24
12.65	9.88	29.7	1.63	0.77	1.98	0.42	138

11.77	17.89	9.5	1.70(h)	0.64(h)	2.29(h)	0.05(h)	32

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Institutional Shares
Year ended 12/31/2007	$14.93	$0.31	$0.05	$0.36	$(0.25)	$(0.52)	$(0.77)
Year ended 12/31/2006	13.39	0.27	1.72	1.99	(0.22)	(0.23)	(0.45)
Year ended 12/31/2005	12.74	0.21	0.76	0.97	(0.18)	(0.14)	(0.32)
Year ended 12/31/2004	11.83	0.20	1.06	1.26	(0.13)	(0.22)	(0.35)
Period ended 12/31/2003 (h)	10.00	0.10	1.77	1.87	(0.04)	—	(0.04)
Class R-1 Shares
Year ended 12/31/2007	14.85	0.23	0.05	0.28	(0.19)	(0.52)	(0.71)
Year ended 12/31/2006	13.33	0.19	1.72	1.91	(0.16)	(0.23)	(0.39)
Year ended 12/31/2005	12.74	0.15	0.72	0.87	(0.14)	(0.14)	(0.28)
Period ended 12/31/2004 (j)	12.04	0.05	0.98	1.03	(0.11)	(0.22)	(0.33)
Class R-2 Shares
Year ended 12/31/2007	14.89	0.27	0.04	0.31	(0.22)	(0.52)	(0.74)
Year ended 12/31/2006	13.37	0.24	1.70	1.94	(0.19)	(0.23)	(0.42)
Year ended 12/31/2005	12.75	0.16	0.74	0.90	(0.14)	(0.14)	(0.28)
Period ended 12/31/2004 (j)	12.04	0.05	0.99	1.04	(0.11)	(0.22)	(0.33)
Class R-3 Shares
Year ended 12/31/2007	14.90	0.30	0.05	0.35	(0.24)	(0.52)	(0.76)
Year ended 12/31/2006	13.37	0.28	1.70	1.98	(0.22)	(0.23)	(0.45)
Year ended 12/31/2005	12.75	0.19	0.74	0.93	(0.17)	(0.14)	(0.31)
Period ended 12/31/2004 (j)	12.04	0.06	0.99	1.05	(0.12)	(0.22)	(0.34)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.23% and 2.57%, respectively, for the year ended December 31, 2007.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Distribution represents less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.57% and 2.23%, respectively, for the year ended December 31, 2007.

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(i)	Determined on an annualized basis.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a) (e)	Net investment income (loss) (a)	Expenses (e) (f)	Net investment income (loss) (f)	Portfolio turnover rate (g)

$14.52	2.46%	$86.3	0.89%	1.98%	1.22%	1.65%	7%
14.93	14.87	64.1	0.90	1.92	1.23	1.59	22
13.39	7.57	36.1	0.90	1.63	1.26	1.27	24
12.74	10.70	18.1	0.73	1.67	1.08	1.32	138

11.83	18.74	5.9	0.80(i)	1.53(i)	1.49(i)	0.84(i)	32

14.42	1.90	8.3	1.46	1.49	1.79	1.16	7
14.85	14.31	4.7	1.47	1.36	1.80	1.03	22
13.33	6.81	2.5	1.53	1.12	1.88	0.77	24

12.74	8.60	0.2	1.53(i)	1.46(i)	1.87(i)	1.12(i)	138

14.46	2.11	11.8	1.26	1.76	1.59	1.43	7
14.89	14.51	4.9	1.27	1.66	1.60	1.33	22
13.37	7.06	1.3	1.33	1.21	1.68	0.86	24

12.75	8.66	0.1	1.34(i)	1.32(i)	1.67(i)	0.99(i)	138

14.49	2.40	1.2	0.96	1.91	1.29	1.58	7
14.90	14.79	1.0	0.97	1.93	1.30	1.60	22
13.37	7.25	0.4	1.03	1.51	1.39	1.15	24

12.75	8.76	0.1	1.04(i)	1.61(i)	1.37(i)	1.28(i)	138

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2007	$15.82	$0.26	$(0.01)	$0.25	$(0.19)	$(0.60)	$(0.79)
Period ended 12/31/2006 (g)	14.97	0.24	1.03	1.27	(0.19)	(0.23)	(0.42)
Class B Shares
Year ended 12/31/2007	15.81	0.13	0.01	0.14	(0.11)	(0.60)	(0.71)
Period ended 12/31/2006 (g)	14.97	0.17	1.06	1.23	(0.16)	(0.23)	(0.39)
Legacy Class A Shares
Year ended 12/31/2007	15.78	0.21	0.05	0.26	(0.17)	(0.60)	(0.77)
Year ended 12/31/2006	13.87	0.19	2.10	2.29	(0.15)	(0.23)	(0.38)
Year ended 12/31/2005	13.12	0.14	0.88	1.02	(0.11)	(0.16)	(0.27)
Year ended 12/31/2004	12.11	0.13	1.19	1.32	(0.10)	(0.21)	(0.31)
Period ended 12/31/2003 (i)	10.00	0.06	2.08	2.14	(0.03)	—	(0.03)
Legacy Class B Shares
Year ended 12/31/2007	15.74	0.15	0.04	0.19	(0.10)	(0.60)	(0.70)
Year ended 12/31/2006	13.84	0.13	2.09	2.22	(0.09)	(0.23)	(0.32)
Year ended 12/31/2005	13.09	0.08	0.90	0.98	(0.07)	(0.16)	(0.23)
Year ended 12/31/2004	12.09	0.08	1.19	1.27	(0.06)	(0.21)	(0.27)
Period ended 12/31/2003 (i)	10.00	0.03	2.07	2.10	(0.01)	—	(0.01)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.22% and 2.20%, respectively, for the year ended December 31, 2007.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.56% and 1.86%, respectively, for the year ended December 31, 2007.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(h)	Determined on an annualized basis.

(i)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a)	Net investment income (loss) (a)	Expenses (e)	Net investment income (loss) (e)	Portfolio turnover rate (f)

$15.28	1.57%	$122.9	1.15%	1.58%	1.48%	1.25%	8%
15.82	8.47	34.6	1.16(h)	2.36(h)	1.47(h)	2.05(h)	29

15.24	0.85	13.7	1.85	0.81	2.18	0.48	8
15.81	8.18	4.8	1.86(h)	1.64(h)	2.17(h)	1.33(h)	29

15.27	1.60	216.5	1.14	1.29	1.48	0.95	8
15.78	16.46	199.9	1.16	1.28	1.50	0.94	29
13.87	7.71	116.9	1.21	1.04	1.62	0.63	38
13.12	10.86	53.7	1.22	1.06	1.67	0.61	147
12.11	21.37	12.3	1.30(h)	0.86(h)	2.38(h)	(0.22)(h)	29

15.23	1.20	55.5	1.54	0.89	1.88	0.55	8
15.74	16.01	51.8	1.56	0.87	1.90	0.53	29
13.84	7.41	34.1	1.61	0.63	2.02	0.22	38
13.09	10.51	17.8	1.62	0.63	2.08	0.17	147
12.09	21.05	5.1	1.70(h)	0.47(h)	2.85(h)	(0.68)(h)	29

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Institutional Shares
Year ended 12/31/2007	$15.85	$0.26	$0.04	$0.30	$(0.21)	$(0.60)	$(0.81)
Year ended 12/31/2006	13.94	0.24	2.08	2.32	(0.18)	(0.23)	(0.41)
Year ended 12/31/2005	13.16	0.18	0.90	1.08	(0.14)	(0.16)	(0.30)
Year ended 12/31/2004	12.13	0.19	1.19	1.38	(0.14)	(0.21)	(0.35)
Period ended 12/31/2003 (h)	10.00	0.09	2.08	2.17	(0.04)	—	(0.04)
Class R-1 Shares
Year ended 12/31/2007	15.75	0.18	0.03	0.21	(0.14)	(0.60)	(0.74)
Year ended 12/31/2006	13.87	0.16	2.07	2.23	(0.12)	(0.23)	(0.35)
Year ended 12/31/2005	13.15	0.12	0.86	0.98	(0.10)	(0.16)	(0.26)
Period ended 12/31/2004 (j)	12.30	0.05	1.13	1.18	(0.12)	(0.21)	(0.33)
Class R-2 Shares
Year ended 12/31/2007	15.81	0.22	0.02	0.24	(0.17)	(0.60)	(0.77)
Year ended 12/31/2006	13.92	0.21	2.06	2.27	(0.15)	(0.23)	(0.38)
Year ended 12/31/2005	13.16	0.12	0.89	1.01	(0.09)	(0.16)	(0.25)
Period ended 12/31/2004 (j)	12.30	0.05	1.13	1.18	(0.11)	(0.21)	(0.32)
Class R-3 Shares
Year ended 12/31/2007	15.83	0.27	0.03	0.30	(0.21)	(0.60)	(0.81)
Year ended 12/31/2006	13.93	0.23	2.08	2.31	(0.18)	(0.23)	(0.41)
Year ended 12/31/2005	13.16	0.16	0.89	1.05	(0.12)	(0.16)	(0.28)
Period ended 12/31/2004 (j)	12.30	0.06	1.13	1.19	(0.12)	(0.21)	(0.33)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.22% and 2.20%, respectively, for the year ended December 31, 2007.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Distribution represents less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year. Effective for the year ended December 31, 2007, total return was calculated based upon net asset values used for shareholder purchases and redemptions at the beginning and end of the period. Total return for periods prior to the year ended December 31, 2007 used net asset values as calculated for financial reporting purposes.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ and BGI’s expense credits (beginning in 2006) and waivers (beginning in 2004 and 2007) described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.56% and 1.86%, respectively, for the year ended December 31, 2007.

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(i)	Determined on an annualized basis.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

(k)	Based upon net asset value of $15.83 as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $15.84, which caused the total return for the year ended December 31, 2006 to be equivalent to 16.60%.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a) (e)	Net investment income (loss) (a)	Expenses (e) (f)	Net investment income (loss) (f)	Portfolio turnover rate (g)

$15.34	1.87%	$84.4	0.89%	1.61%	1.23%	1.27%	8%
15.85	16.64	58.5	0.91	1.60	1.25	1.26	29
13.94	8.15	25.5	0.90	1.34	1.31	0.93	38
13.16	11.32	12.5	0.72	1.56	1.17	1.11	147
12.13	21.70	2.8	0.80(i)	1.36(i)	2.22(i)	(0.06)(i)	29

15.22	1.28	8.3	1.46	1.07	1.80	0.73	8
15.75	16.05	4.9	1.48	1.04	1.82	0.70	29
13.87	7.43	2.1	1.52	0.90	1.94	0.48	38
13.15	9.54	0.2	1.52(i)	1.38(i)	1.92(i)	0.98(i)	147

15.28	1.48	9.6	1.27	1.32	1.60	0.99	8
15.81	16.30	5.1	1.28	1.35	1.61	1.02	29
13.92	7.65	1.6	1.33	0.88	1.74	0.47	38
13.16	9.59	0.1	1.33(i)	1.23(i)	1.72(i)	1.84(i)	147

15.32	1.79	0.9	0.97	1.65	1.30	1.32	8
15.83	16.53(k)	0.5	0.98	1.55	1.32	1.21	29
13.93	7.96	0.2	1.03	1.20	1.44	0.79	38
13.16	9.69	0.1	1.03(i)	1.54(i)	1.42(i)	1.15(i)	147

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the State Farm Mutual Fund Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (except for the Feeder Funds – S&P 500 Index Fund, LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund, for which the schedule of investments are not included) of the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund, Money Market Fund, LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund, and LifePath 2040 Fund, comprising the State Farm Mutual Fund Trust (collectively, the “Funds”), as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Mutual Funds Trust at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 28, 2008

Management Information – State Farm Mutual Fund Trust (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (since 6/2002); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981) – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 51	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT (1999-2003) – Illinois State University; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CONSULTANT/PRESIDENT (since 2/2007) – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); RETIRED (1/2007-2/2007); PRESIDENT (1/2000-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (1/1994 – 1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998) – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE –State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER – Ernst & Young LLP (public accounting firm) (6/2002-12/2003); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (72 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 51	Trustee	Began service effective 12/1/2006, and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); MANAGING DIRECTOR, INTERNATIONAL AND ALTERNATIVE INVESTING GROUP (2001-2003) – Harris Associates, L.P. (registered investment adviser); EXECUTIVE VICE PRESIDENT (until 2003) – Harris Associates Investment Trust – The Oakmark Family of Funds (mutual funds); and TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Mutual Fund Trust (unaudited)

II. Information about Interested Trustees/Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee and President	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing company); DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 48	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002), TREASURER (since 7/2001), and SENIOR VICE PRESIDENT (9/2002-1/2005) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	NONE

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Mutual Fund Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Mutual Fund Trust (unaudited)

III. Information about Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 58	Vice President	Began service in 2000 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) – State Farm VP Management Corp.; VICE PRESIDENT (since 2001) and DIRECTOR (since 2007) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 60	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 61	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002) – State Farm Investment Management Corp., VICE PRESIDENT – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Phillip G. Hawkins Three State Farm Plaza Bloomington, Illinois 61791 Age 47	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2003), EXECUTIVE ASSISTANT (11/2002- 8/2003) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 9/2003) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Richard Paul Three State Farm Plaza Bloomington, Illinois 61791 Age 48	Vice President and Secretary	Began service in 2005 and serves until removed	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 9/2005) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 48	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary-Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust; DIRECTOR – SECURITIES PRODUCTS (since 12/2000) – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER (since 9/2004) and ASSISTANT SECRETARY TREASURER (since 3/2001) – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2007

Security	Shares	Value

COMMON STOCKS (95.80%)

ADVERTISING (0.14%)
Interpublic Group of Companies Inc. (The) (a) (b)	101,318	$821,689
Omnicom Group Inc.	71,357	3,391,598

		4,213,287

AEROSPACE & DEFENSE (2.25%)
Boeing Co. (The)	169,302	14,807,153
General Dynamics Corp.	87,566	7,792,498
Goodrich Corp.	26,892	1,898,844
L-3 Communications Holdings Inc. (b)	27,125	2,873,622
Lockheed Martin Corp.	74,951	7,889,342
Northrop Grumman Corp.	74,138	5,830,212
Raytheon Co. (b)	94,337	5,726,256
Rockwell Collins Inc.	35,843	2,579,621
United Technologies Corp.	214,258	16,399,307

		65,796,855

AGRICULTURE (2.00%)
Altria Group Inc.	456,190	34,478,840
Archer-Daniels-Midland Co.	138,764	6,442,813
Monsanto Co.	117,787	13,155,630
Reynolds American Inc.	36,780	2,426,009
UST Inc. (b)	34,206	1,874,489

		58,377,781

AIRLINES (0.07%)
Southwest Airlines Co. (b)	165,279	2,016,404

		2,016,404

APPAREL (0.37%)
Coach Inc. (a)	80,281	2,454,993
Jones Apparel Group Inc.	23,176	370,584
Liz Claiborne Inc. (b)	21,450	436,507
Nike Inc. Class B (b)	83,378	5,356,203
Polo Ralph Lauren Corp. (b)	12,742	787,328
VF Corp. (b)	19,030	1,306,600

		10,712,215

AUTO MANUFACTURERS (0.36%)
Ford Motor Co. (a) (b)	452,029	3,042,153
General Motors Corp.	121,838	3,032,548
PACCAR Inc. (b)	80,339	4,376,869

		10,451,570

AUTO PARTS & EQUIPMENT (0.20%)
Goodyear Tire & Rubber Co. (The) (a) (b)	47,167	1,331,053
Johnson Controls Inc. (b)	128,054	4,615,066

		5,946,119

BANKS (5.05%)
Bank of America Corp.	961,733	39,681,104

Security	Shares	Value

COMMON STOCKS (Cont.)

BANKS (Cont.)
Bank of New York Mellon Corp. (The)	245,723	$11,981,453
BB&T Corp. (b)	118,932	3,647,644
Comerica Inc.	33,352	1,451,813
Commerce Bancorp Inc.	41,275	1,574,228
Discover Financial Services LLC	107,447	1,620,301
Fifth Third Bancorp (b)	116,567	2,929,329
First Horizon National Corp. (b)	26,140	474,441
Huntington Bancshares Inc. (b)	78,890	1,164,416
KeyCorp	83,864	1,966,611
M&T Bank Corp. (b)	16,166	1,318,661
Marshall & Ilsley Corp. (b)	57,217	1,515,106
National City Corp. (b)	136,212	2,242,050
Northern Trust Corp.	41,221	3,156,704
PNC Financial Services Group Inc. (The) (b)	74,134	4,866,897
Regions Financial Corp. (b)	152,282	3,601,469
State Street Corp.	84,153	6,833,224
SunTrust Banks Inc. (b)	75,269	4,703,560
Synovus Financial Corp. (b)	70,296	1,692,728
U.S. Bancorp (b)	372,849	11,834,227
Wachovia Corp. (b)	425,986	16,200,248
Wells Fargo & Co.	729,199	22,014,518
Zions Bancorporation (b)	23,135	1,080,173

		147,550,905

BEVERAGES (2.33%)
Anheuser-Busch Companies Inc.	161,796	8,468,403
Brown-Forman Corp. Class B	18,568	1,376,074
Coca-Cola Co. (The)	429,992	26,388,609
Coca-Cola Enterprises Inc.	61,213	1,593,374
Constellation Brands Inc. Class A (a) (b)	43,465	1,027,513
Molson Coors Brewing Co. Class B	29,267	1,510,763
Pepsi Bottling Group Inc.	30,076	1,186,799
PepsiCo Inc.	349,188	26,503,369

		68,054,904

BIOTECHNOLOGY (0.80%)
Amgen Inc. (a)	234,720	10,900,397
Biogen Idec Inc. (a)	62,055	3,532,171
Celgene Corp. (a)	82,531	3,813,758
Genzyme Corp. (a)	56,824	4,229,979
Millipore Corp. (a) (b)	11,847	866,963

		23,343,268

BUILDING MATERIALS (0.12%)
Masco Corp. (b)	82,579	1,784,532
Trane Inc.	36,381	1,699,357

		3,483,889

CHEMICALS (1.35%)
Air Products and Chemicals Inc.	46,570	4,593,199
Ashland Inc.	13,102	621,428

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Shares	Value

COMMON STOCKS (Cont.)

CHEMICALS (Cont.)
Dow Chemical Co. (The)	205,077	$8,084,135
Du Pont (E.I.) de Nemours and Co.	198,727	8,761,873
Eastman Chemical Co.	17,744	1,083,981
Ecolab Inc.	37,267	1,908,443
Hercules Inc. (b)	24,416	472,450
International Flavors & Fragrances Inc. (b)	17,476	841,120
PPG Industries Inc.	35,261	2,476,380
Praxair Inc.	68,987	6,119,837
Rohm & Haas Co. (b)	29,442	1,562,487
Sherwin-Williams Co. (The) (b)	23,154	1,343,858
Sigma-Aldrich Corp. (b)	27,903	1,523,504

		39,392,695

COAL (0.22%)
CONSOL Energy Inc.	39,167	2,801,224
Peabody Energy Corp. (b)	57,142	3,522,233

		6,323,457

COMMERCIAL SERVICES (0.64%)
Apollo Group Inc. Class A (a)	30,527	2,141,469
Block (H & R) Inc. (b)	69,852	1,297,152
Convergys Corp. (a) (b)	28,872	475,233
Donnelley (R.R.) & Sons Co.	47,709	1,800,538
Equifax Inc. (b)	29,659	1,078,401
McKesson Corp.	63,793	4,179,079
Monster Worldwide Inc. (a) (b)	28,491	923,108
Moody’s Corp. (b)	49,034	1,750,514
Robert Half International Inc.	35,459	958,811
Western Union Co.	166,420	4,040,678

		18,644,983

COMPUTERS (4.61%)
Affiliated Computer Services Inc. Class A (a) (b)	23,293	1,050,514
Apple Inc. (a)	189,621	37,560,128
Cognizant Technology Solutions Corp. (a) (b)	62,098	2,107,606
Computer Sciences Corp. (a)	37,352	1,847,803
Dell Inc. (a)	490,642	12,025,635
Electronic Data Systems Corp.	109,517	2,270,287
EMC Corp. (a)	452,826	8,390,866
Hewlett-Packard Co.	557,864	28,160,975
International Business Machines Corp.	298,329	32,249,365
Lexmark International Inc. Class A (a) (b)	20,625	718,987
Network Appliance Inc. (a) (b)	78,063	1,948,452
SanDisk Corp. (a) (b)	48,928	1,622,942
Sun Microsystems Inc. (a)	186,967	3,389,712
Teradata Corp. (a)	38,095	1,044,184
Unisys Corp. (a) (b)	75,179	355,597

		134,743,053

Security	Shares	Value

COMMON STOCKS (Cont.)

COSMETICS & PERSONAL CARE (2.16%)
Avon Products Inc. (b)	93,458	$3,694,395
Colgate-Palmolive Co.	110,086	8,582,305
Estee Lauder Companies Inc. (The) Class A (b)	26,654	1,162,381
Procter & Gamble Co. (The)	674,592	49,528,545

		62,967,626

DISTRIBUTION & WHOLESALE (0.10%)
Genuine Parts Co. (b)	36,449	1,687,589
Grainger (W.W.) Inc.	15,550	1,360,936

		3,048,525

DIVERSIFIED FINANCIAL SERVICES (6.34%)
American Express Co.	255,517	13,291,994
Ameriprise Financial Inc.	50,536	2,785,039
Bear Stearns Companies Inc. (The) (b)	25,025	2,208,456
Capital One Financial Corp.	87,983	4,158,077
CIT Group Inc. (b)	41,335	993,280
Citigroup Inc.	1,080,938	31,822,815
CME Group Inc. (b)	11,709	8,032,374
Countrywide Financial Corp. (b)	124,041	1,108,927
E*TRADE Financial Corp. (a) (b)	89,103	316,316
Federal Home Loan Mortgage Corp.	140,351	4,781,759
Federal National Mortgage Association	210,048	8,397,719
Federated Investors Inc. Class B (b)	18,897	777,801
Franklin Resources Inc.	35,036	4,009,169
Goldman Sachs Group Inc. (The)	87,147	18,740,962
IntercontinentalExchange Inc. (a) (b)	14,899	2,868,057
Janus Capital Group Inc. (b)	37,504	1,232,006
JPMorgan Chase & Co.	731,348	31,923,340
Legg Mason Inc. (b)	28,507	2,085,287
Lehman Brothers Holdings Inc. (b)	114,539	7,495,432
Merrill Lynch & Co. Inc.	186,104	9,990,063
Morgan Stanley	227,989	12,108,496
NYSE Euronext Inc.	56,914	4,995,342
Rowe (T.) Price Group Inc. (b)	57,098	3,476,126
Schwab (Charles) Corp. (The)	207,794	5,309,137
SLM Corp.	112,130	2,258,298

		185,166,272

ELECTRIC (3.21%)
AES Corp. (The) (a)	143,907	3,078,171
Allegheny Energy Inc.	35,670	2,268,969
Ameren Corp. (b)	44,627	2,419,230
American Electric Power Co. Inc.	86,161	4,011,656
CenterPoint Energy Inc. (b)	68,969	1,181,439
CMS Energy Corp. (b)	47,137	819,241
Consolidated Edison Inc. (b)	58,302	2,848,053
Constellation Energy Group Inc.	38,886	3,986,982
Dominion Resources Inc. (b)	125,547	5,957,205
DTE Energy Co. (b)	37,106	1,631,180
Duke Energy Corp. (b)	271,787	5,481,944

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Shares	Value

COMMON STOCKS (Cont.)

ELECTRIC (Cont.)
Dynegy Inc. Class A (a)	106,766	$762,309
Edison International	70,191	3,746,094
Entergy Corp.	42,703	5,103,863
Exelon Corp.	145,159	11,850,781
FirstEnergy Corp.	66,492	4,810,031
FPL Group Inc.	87,762	5,948,508
Integrys Energy Group Inc.	16,195	837,120
Pepco Holdings Inc.	41,070	1,204,583
PG&E Corp. (b)	76,096	3,278,977
Pinnacle West Capital Corp. (b)	21,602	916,141
PPL Corp.	82,550	4,300,029
Progress Energy Inc. (b)	55,693	2,697,212
Public Service Enterprise Group Inc.	54,830	5,386,499
Southern Co. (The) (b)	163,189	6,323,574
TECO Energy Inc. (b)	44,703	769,339
Xcel Energy Inc.	90,153	2,034,753

		93,653,883

ELECTRICAL COMPONENTS & EQUIPMENT (0.36%)
Emerson Electric Co.	170,999	9,688,803
Molex Inc. (b)	30,073	820,993

		10,509,796

ELECTRONICS (0.57%)
Agilent Technologies Inc. (a)	85,490	3,140,903
Applied Biosystems Group	38,887	1,319,047
Jabil Circuit Inc. (b)	44,615	681,271
PerkinElmer Inc.	25,769	670,509
Thermo Fisher Scientific Inc. (a)	91,992	5,306,099
Tyco Electronics Ltd.	107,109	3,976,957
Waters Corp. (a)	21,506	1,700,479

		16,795,265

ENGINEERING & CONSTRUCTION (0.18%)
Fluor Corp.	18,992	2,767,514
Jacobs Engineering Group Inc. (a) (b)	25,758	2,462,722

		5,230,236

ENTERTAINMENT (0.11%)
International Game Technology Inc. (b)	71,658	3,147,936

		3,147,936

ENVIRONMENTAL CONTROL (0.15%)
Allied Waste Industries Inc. (a) (b)	62,082	684,144
Waste Management Inc.	111,828	3,653,421

		4,337,565

FOOD (1.69%)
Campbell Soup Co. (b)	48,189	1,721,793
ConAgra Foods Inc. (b)	106,386	2,530,923
Dean Foods Co. (b)	28,079	726,123
General Mills Inc.	72,073	4,108,161

Security	Shares	Value

COMMON STOCKS (Cont.)

FOOD (Cont.)
Heinz (H.J.) Co.	68,793	$3,211,257
Hershey Co. (The) (b)	36,106	1,422,576
Kellogg Co.	57,104	2,993,963
Kraft Foods Inc. (b)	340,504	11,110,646
Kroger Co. (The)	152,477	4,072,661
McCormick & Co. Inc. NVS (b)	27,768	1,052,685
Safeway Inc. (b)	94,527	3,233,769
Sara Lee Corp.	156,229	2,509,038
SUPERVALU Inc.	45,086	1,691,627
Sysco Corp.	131,450	4,102,554
Tyson Foods Inc. Class A (b)	59,098	905,972
Whole Foods Market Inc. (b)	29,584	1,207,027
Wrigley (Wm.) Jr. Co. (b)	46,818	2,741,194

		49,341,969

FOREST PRODUCTS & PAPER (0.32%)
International Paper Co. (b)	94,917	3,073,412
MeadWestvaco Corp.	38,906	1,217,758
Plum Creek Timber Co. Inc. (b)	37,486	1,725,855
Weyerhaeuser Co.	46,470	3,426,698

		9,443,723

GAS (0.17%)
Nicor Inc. (b)	9,693	410,499
NiSource Inc.	57,888	1,093,504
Sempra Energy	56,857	3,518,311

		5,022,314

HAND & MACHINE TOOLS (0.08%)
Black & Decker Corp. (The)	14,937	1,040,362
Snap-On Inc. (b)	12,487	602,373
Stanley Works (The) (b)	17,276	837,540

		2,480,275

HEALTH CARE-PRODUCTS (3.06%)
Bard (C.R.) Inc. (b)	22,190	2,103,612
Baxter International Inc.	139,164	8,078,470
Becton, Dickinson and Co.	52,459	4,384,523
Boston Scientific Corp. (a) (b)	287,341	3,341,776
Covidien Ltd.	107,136	4,745,054
Johnson & Johnson	624,310	41,641,477
Medtronic Inc.	244,935	12,312,882
Patterson Companies Inc. (a) (b)	29,388	997,723
St. Jude Medical Inc. (a)	73,809	2,999,598
Stryker Corp. (b)	52,404	3,915,627
Varian Medical Systems Inc. (a)	27,054	1,411,137
Zimmer Holdings Inc. (a)	50,851	3,363,794

		89,295,673

HEALTH CARE-SERVICES (1.46%)
Aetna Inc.	110,928	6,403,873
Coventry Health Care Inc. (a)	33,661	1,994,414

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Shares	Value

COMMON STOCKS (Cont.)

HEALTH CARE-SERVICES (Cont.)
Humana Inc. (a)	36,250	$2,729,987
Laboratory Corp. of America Holdings (a) (b)	26,145	1,974,732
Quest Diagnostics Inc.	33,696	1,782,518
Tenet Healthcare Corp. (a) (b)	98,017	497,926
UnitedHealth Group Inc.	283,378	16,492,600
WellPoint Inc. (a)	123,364	10,822,724

		42,698,774

HOLDING COMPANIES-DIVERSIFIED (0.06%)
Leucadia National Corp. (b)	35,322	1,663,666

		1,663,666

HOME BUILDERS (0.09%)
Centex Corp. (b)	24,870	628,216
Horton (D.R.) Inc.	57,782	760,989
KB Home (b)	16,211	350,158
Lennar Corp. Class A (b)	28,938	517,701
Pulte Homes Inc. (b)	44,299	466,911

		2,723,975

HOME FURNISHINGS (0.08%)
Harman International Industries Inc.	13,990	1,031,203
Whirlpool Corp. (b)	16,685	1,361,997

		2,393,200

HOUSEHOLD PRODUCTS & WARES (0.41%)
Avery Dennison Corp. (b)	22,871	1,215,365
Clorox Co. (The) (b)	31,343	2,042,623
Fortune Brands Inc. (b)	32,939	2,383,466
Kimberly-Clark Corp.	91,822	6,366,937

		12,008,391

HOUSEWARES (0.05%)
Newell Rubbermaid Inc. (b)	59,553	1,541,232

		1,541,232

INSURANCE (4.29%)
ACE Ltd. (b)	70,901	4,380,264
Aflac Inc. (b)	105,395	6,600,889
Allstate Corp. (The)	126,387	6,601,193
Ambac Financial Group Inc. (b)	22,136	570,445
American International Group Inc.	553,780	32,285,374
Aon Corp.	64,634	3,082,395
Assurant Inc. (b)	21,072	1,409,717
Chubb Corp.	85,939	4,690,551
CIGNA Corp.	62,722	3,370,053
Cincinnati Financial Corp.	36,878	1,458,156
Genworth Financial Inc. Class A	95,147	2,421,491
Hartford Financial Services Group Inc. (The)	68,536	5,975,654
Lincoln National Corp.	59,115	3,441,675

Security	Shares	Value

COMMON STOCKS (Cont.)

INSURANCE (Cont.)
Loews Corp.	96,015	$4,833,395
Marsh & McLennan Companies Inc.	116,953	3,095,746
MBIA Inc. (b)	28,110	523,689
MetLife Inc.	160,400	9,883,848
MGIC Investment Corp. (b)	17,506	392,660
Principal Financial Group Inc. (b)	57,221	3,939,094
Progressive Corp. (The) (b)	158,808	3,042,761
Prudential Financial Inc.	99,166	9,226,405
Safeco Corp.	22,977	1,279,359
Torchmark Corp.	20,323	1,230,151
Travelers Companies Inc. (The)	142,081	7,643,958
Unum Group (b)	77,470	1,843,011
XL Capital Ltd. Class A (b)	39,167	1,970,492

		125,192,426

INTERNET (2.21%)
Akamai Technologies Inc. (a) (b)	36,693	1,269,578
Amazon.com Inc. (a)	65,910	6,105,902
eBay Inc. (a)	246,251	8,173,071
Expedia Inc. (a) (b)	43,363	1,371,138
Google Inc. Class A (a)	50,134	34,666,658
IAC/InterActiveCorp (a)	44,505	1,198,075
Symantec Corp. (a)	195,695	3,158,517
VeriSign Inc. (a) (b)	51,320	1,930,145
Yahoo! Inc. (a)	290,756	6,762,985

		64,636,069

INVESTMENT COMPANIES (0.05%)
American Capital Strategies Ltd. (b)	40,361	1,330,299

		1,330,299

IRON & STEEL (0.30%)
Allegheny Technologies Inc.	22,150	1,913,760
Nucor Corp.	63,349	3,751,528
United States Steel Corp.	25,299	3,058,902

		8,724,190

LEISURE TIME (0.24%)
Brunswick Corp. (b)	19,367	330,207
Carnival Corp. (b)	94,021	4,182,994
Harley-Davidson Inc. (b)	54,304	2,536,540

		7,049,741

LODGING (0.31%)
Harrah’s Entertainment Inc.	40,325	3,578,844
Marriott International Inc. Class A (b)	70,657	2,415,056
Starwood Hotels & Resorts Worldwide Inc.	44,814	1,973,160
Wyndham Worldwide Corp.	41,474	977,127

		8,944,187

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Shares	Value

COMMON STOCKS (Cont.)

MACHINERY (0.92%)
Caterpillar Inc.	137,997	$10,013,062
Cummins Inc.	22,366	2,848,757
Deere & Co.	96,124	8,951,067
Manitowoc Co. Inc. (The) (b)	26,634	1,300,538
Rockwell Automation Inc. (b)	34,371	2,370,224
Terex Corp. (a) (b)	21,619	1,417,558

		26,901,206

MANUFACTURING (4.82%)
Cooper Industries Ltd.	39,461	2,086,698
Danaher Corp. (b)	53,434	4,688,299
Dover Corp. (b)	43,928	2,024,642
Eastman Kodak Co. (b)	61,042	1,334,989
Eaton Corp.	31,435	3,047,623
General Electric Co.	2,201,262	81,600,782
Honeywell International Inc.	161,711	9,956,546
Illinois Tool Works Inc. (b)	90,459	4,843,175
Ingersoll-Rand Co. Ltd. Class A	62,306	2,895,360
ITT Industries Inc. (b)	38,972	2,573,711
Leggett & Platt Inc. (b)	36,984	645,001
Pall Corp.	26,424	1,065,416
Parker Hannifin Corp.	37,495	2,823,749
Textron Inc.	53,784	3,834,799
3M Co.	154,607	13,036,462
Tyco International Ltd.	107,140	4,248,101

		140,705,353

MEDIA (2.57%)
CBS Corp. Class B (b)	149,823	4,082,677
Clear Channel Communications Inc.	107,248	3,702,201
Comcast Corp. Class A (a) (b)	667,548	12,189,426
DIRECTV Group Inc. (The) (a)	161,021	3,722,806
Gannett Co. Inc. (b)	49,985	1,949,415
McGraw-Hill Companies Inc. (The)	74,001	3,241,984
Meredith Corp. (b)	7,889	433,737
New York Times Co. (The) Class A	30,145	528,442
News Corp. Class A	499,874	10,242,418
Scripps (E.W.) Co. Class A	19,280	867,793
Time Warner Inc.	794,411	13,115,726
Viacom Inc. Class B (a)	145,886	6,407,313
Walt Disney Co. (The)	418,180	13,498,850
Washington Post Co. (The) Class B	1,261	997,993

		74,980,781

METAL FABRICATE & HARDWARE (0.14%)
Precision Castparts Corp.	29,706	4,120,222

		4,120,222

MINING (0.77%)
Alcoa Inc.	188,432	6,887,190
Freeport-McMoRan Copper & Gold Inc.	82,389	8,439,929
Newmont Mining Corp.	97,364	4,754,284
Titanium Metals Corp. (b)	18,588	491,653
Vulcan Materials Co. (b)	23,188	1,833,939

		22,406,995

Security	Shares	Value

COMMON STOCKS (Cont.)

OFFICE & BUSINESS EQUIPMENT (0.17%)
Pitney Bowes Inc. (b)	47,378	$1,802,259
Xerox Corp.	201,119	3,256,117

		5,058,376

OIL & GAS (9.88%)
Anadarko Petroleum Corp.	100,062	6,573,073
Apache Corp. (b)	71,650	7,705,241
Chesapeake Energy Corp. (b)	95,149	3,729,841
Chevron Corp.	460,491	42,977,625
ConocoPhillips	349,449	30,856,347
Devon Energy Corp.	96,272	8,559,544
ENSCO International Inc.	31,845	1,898,599
EOG Resources Inc.	52,868	4,718,469
Exxon Mobil Corp.	1,189,515	111,445,660
Hess Corp. (b)	59,619	6,013,172
Marathon Oil Corp.	154,439	9,399,158
Murphy Oil Corp. (b)	40,567	3,441,704
Nabors Industries Ltd. (a) (b)	63,480	1,738,717
Noble Corp.	57,779	3,265,091
Noble Energy Inc.	36,810	2,927,131
Occidental Petroleum Corp.	179,433	13,814,547
Range Resources Corp.	32,245	1,656,103
Rowan Companies Inc. (b)	23,516	927,941
Sunoco Inc.	26,306	1,905,607
Tesoro Corp.	29,497	1,407,007
Transocean Inc.	68,610	9,821,521
Valero Energy Corp.	119,538	8,371,246
XTO Energy Inc.	104,171	5,350,223

		288,503,567

OIL & GAS SERVICES (1.84%)
Baker Hughes Inc.	68,926	5,589,899
BJ Services Co. (b)	62,496	1,516,153
Halliburton Co.	192,296	7,289,941
National Oilwell Varco Inc. (a) (b)	76,815	5,642,830
Schlumberger Ltd.	258,509	25,429,530
Smith International Inc. (b)	42,951	3,171,931
Weatherford International Ltd. (a) (b)	72,641	4,983,173

		53,623,457

PACKAGING & CONTAINERS (0.11%)
Ball Corp.	21,981	989,145
Bemis Co. Inc. (b)	21,997	602,278
Pactiv Corp. (a) (b)	28,304	753,736
Sealed Air Corp. (b)	34,449	797,150

		3,142,309

PHARMACEUTICALS (5.55%)
Abbott Laboratories	333,913	18,749,215
Allergan Inc. (b)	66,268	4,257,056
AmerisourceBergen Corp. (b)	39,720	1,782,236
Barr Pharmaceuticals Inc. (a) (b)	22,912	1,216,627

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Shares	Value

COMMON STOCKS (Cont.)

PHARMACEUTICALS (Cont.)
Bristol-Myers Squibb Co.	427,173	$11,328,628
Cardinal Health Inc.	79,516	4,592,049
Express Scripts Inc. (a)	56,613	4,132,749
Forest Laboratories Inc. (a)	67,977	2,477,762
Gilead Sciences Inc. (a)	200,039	9,203,794
Hospira Inc. (a) (b)	33,710	1,437,394
King Pharmaceuticals Inc. (a)	50,256	514,621
Lilly (Eli) and Co.	213,100	11,377,409
Medco Health Solutions Inc. (a)	59,063	5,988,988
Merck & Co. Inc.	470,937	27,366,149
Mylan Inc.	64,924	912,831
Pfizer Inc.	1,491,009	33,890,635
Schering-Plough Corp. (b)	349,672	9,315,262
Watson Pharmaceuticals Inc. (a) (b)	21,774	590,946
Wyeth	290,446	12,834,809

		161,969,160

PIPELINES (0.44%)
El Paso Corp. (b)	150,610	2,596,516
Questar Corp.	37,072	2,005,595
Spectra Energy Corp. (b)	136,107	3,514,283
Williams Companies Inc. (The)	129,383	4,629,324

		12,745,718

REAL ESTATE (0.03%)
CB Richard Ellis Group Inc. Class A (a) (b)	42,333	912,276

		912,276

REAL ESTATE INVESTMENT TRUSTS (0.89%)
Apartment Investment and Management Co. Class A (b)	20,255	703,456
AvalonBay Communities Inc. (b)	16,999	1,600,286
Boston Properties Inc.	25,588	2,349,234
Developers Diversified Realty Corp.	26,591	1,018,169
Equity Residential (b)	60,936	2,222,336
General Growth Properties Inc. (b)	52,800	2,174,304
Host Hotels & Resorts Inc. (b)	112,159	1,911,189
Kimco Realty Corp. (b)	54,166	1,971,642
ProLogis (b)	55,347	3,507,893
Public Storage (b)	26,736	1,962,690
Simon Property Group Inc.	48,150	4,182,309
Vornado Realty Trust	28,769	2,530,234

		26,133,742

RETAIL (4.75%)
Abercrombie & Fitch Co. Class A (b)	18,548	1,483,284
AutoNation Inc. (a)	31,676	496,046
AutoZone Inc. (a)	10,616	1,272,965
Bed Bath & Beyond Inc. (a) (b)	59,188	1,739,535
Best Buy Co. Inc. (b)	75,588	3,979,708
Big Lots Inc. (a) (b)	22,973	367,338

Security	Shares	Value

COMMON STOCKS (Cont.)

RETAIL (Cont.)
Circuit City Stores Inc. (b)	33,076	$138,919
Costco Wholesale Corp.	95,248	6,644,500
CVS Caremark Corp.	319,874	12,714,992
Darden Restaurants Inc.	30,715	851,113
Dillard’s Inc. Class A (b)	12,440	233,623
Family Dollar Stores Inc. (b)	31,470	605,168
GameStop Corp. Class A (a)	34,369	2,134,659
Gap Inc. (The)	107,708	2,292,026
Home Depot Inc.	364,627	9,823,051
Kohl’s Corp. (a) (b)	68,348	3,130,338
Limited Brands Inc. (b)	71,508	1,353,646
Lowe’s Companies Inc.	319,337	7,223,403
Macy’s Inc. (b)	95,721	2,476,302
McDonald’s Corp.	257,448	15,166,262
Nordstrom Inc. (b)	44,734	1,643,080
Office Depot Inc. (a)	58,214	809,757
OfficeMax Inc.	15,743	325,250
Penney (J.C.) Co. Inc. (b)	47,611	2,094,408
RadioShack Corp. (b)	29,264	493,391
Sears Holdings Corp. (a) (b)	17,105	1,745,565
Staples Inc.	153,686	3,545,536
Starbucks Corp. (a) (b)	160,544	3,286,336
Target Corp. (b)	182,811	9,140,550
Tiffany & Co.	29,055	1,337,402
TJX Companies Inc. (The)	95,890	2,754,920
Walgreen Co. (b)	214,498	8,168,084
Wal-Mart Stores Inc.	516,650	24,556,374
Wendy’s International Inc.	21,906	566,051
Yum! Brands Inc.	112,056	4,288,383

		138,881,965

SAVINGS & LOANS (0.18%)
Hudson City Bancorp Inc. (b)	114,186	1,715,074
Sovereign Bancorp Inc.	77,204	880,126
Washington Mutual Inc. (b)	189,688	2,581,654

		5,176,854

SEMICONDUCTORS (2.61%)
Advanced Micro Devices Inc. (a) (b)	128,919	966,893
Altera Corp. (b)	75,064	1,450,236
Analog Devices Inc.	69,883	2,215,291
Applied Materials Inc.	297,214	5,278,521
Broadcom Corp. Class A (a)	100,927	2,638,232
Intel Corp.	1,266,078	33,753,639
KLA-Tencor Corp. (b)	41,534	2,000,277
Linear Technology Corp. (b)	51,039	1,624,571
LSI Corp. (a) (b)	161,572	857,947
MEMC Electronic Materials Inc. (a) (b)	48,462	4,288,402
Microchip Technology Inc. (b)	46,206	1,451,793
Micron Technology Inc. (a)	163,414	1,184,752
National Semiconductor Corp. (b)	56,330	1,275,311
Novellus Systems Inc. (a) (b)	26,062	718,529
NVIDIA Corp. (a)	118,215	4,021,674

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Shares	Value

COMMON STOCKS (Cont.)

SEMICONDUCTORS (Cont.)
QLogic Corp. (a)	32,078	$455,508
Teradyne Inc. (a)	40,651	420,331
Texas Instruments Inc. (b)	307,792	10,280,253
Xilinx Inc. (b)	68,012	1,487,422

		76,369,582

SOFTWARE (3.91%)
Adobe Systems Inc. (a)	126,900	5,422,437
Autodesk Inc. (a)	49,440	2,460,134
Automatic Data Processing Inc.	115,267	5,132,840
BMC Software Inc. (a)	42,883	1,528,350
CA Inc. (b)	85,598	2,135,670
Citrix Systems Inc. (a)	40,743	1,548,641
Compuware Corp. (a) (b)	58,795	522,100
Electronic Arts Inc. (a) (b)	66,996	3,913,236
Fidelity National Information Services Inc.	36,469	1,516,746
Fiserv Inc. (a) (b)	36,273	2,012,789
IMS Health Inc. (b)	41,792	962,888
Intuit Inc. (a) (b)	72,764	2,300,070
Microsoft Corp.	1,745,461	62,138,412
Novell Inc. (a) (b)	74,303	510,462
Oracle Corp. (a)	851,799	19,233,621
Paychex Inc. (b)	73,183	2,650,688
Total System Services Inc.	9,018	252,504

		114,241,588

TELECOMMUNICATIONS (5.92%)
American Tower Corp. Class A (a) (b)	88,511	3,770,569
AT&T Inc.	1,318,377	54,791,748
CenturyTel Inc. (b)	23,888	990,396
Ciena Corp. (a)	18,367	626,498
Cisco Systems Inc. (a)	1,316,511	35,637,953
Citizens Communications Co. (b)	73,277	932,816
Corning Inc.	339,512	8,144,893
Embarq Corp.	32,757	1,622,454
JDS Uniphase Corp. (a)	44,228	588,232
Juniper Networks Inc. (a) (b)	113,004	3,751,733
Motorola Inc.	499,579	8,013,247
QUALCOMM Inc.	359,450	14,144,358
Qwest Communications International Inc. (a) (b)	343,321	2,406,680
Sprint Nextel Corp.	614,577	8,069,396
Tellabs Inc. (a) (b)	91,398	597,743
Verizon Communications Inc.	627,272	27,405,514
Windstream Corp. (b)	101,413	1,320,397

		172,814,627

TEXTILES (0.03%)
Cintas Corp.	28,424	955,615

		955,615

Security	Shares or Principal	Value

COMMON STOCKS (Cont.)

TOYS, GAMES & HOBBIES (0.08%)
Hasbro Inc.	34,008	$869,925
Mattel Inc.	81,265	1,547,286

		2,417,211

TRANSPORTATION (1.63%)
Burlington Northern Santa Fe Corp.	65,487	5,450,483
C.H. Robinson Worldwide Inc.	37,046	2,004,930
CSX Corp.	94,585	4,159,848
Expeditors International Washington Inc. (b)	45,745	2,043,887
FedEx Corp. (b)	66,614	5,939,970
Norfolk Southern Corp.	84,823	4,278,472
Ryder System Inc. (b)	12,849	604,031
Union Pacific Corp.	57,491	7,222,019
United Parcel Service Inc. Class B	226,793	16,038,801

		47,742,441

TOTAL COMMON STOCKS
(Cost: $2,328,774,332)		2,798,201,638

SHORT-TERM INVESTMENTS (16.17%)

MONEY MARKET FUNDS (15.95%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
4.84% (c) (d)	113,364,164	113,364,164
BGI Cash Premier Fund LLC
4.90% (c) (d) (e)	352,310,746	352,310,746

		465,674,910

U.S. TREASURY OBLIGATIONS (0.22%)
U.S. Treasury Bill
3.10%, 03/27/08 (f) (g)	$6,500,000	6,451,198

		6,451,198

TOTAL SHORT-TERM INVESTMENTS
(Cost: $472,125,226)		472,126,108

TOTAL INVESTMENTS IN SECURITIES (111.97%)
(Cost: $2,800,899,558)		3,270,327,746

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Shares	Value

SHORT POSITIONS (h) (-0.02%)

COMMON STOCKS (-0.02%)
Synovus Financial Corp.	(70,296)	$(716,316)

		(716,316)

TOTAL SHORT POSITIONS
(Proceeds: $716,129)		(716,316)

OTHER ASSETS, LESS LIABILITIES (-11.95%)		(348,863,760)

NET ASSETS (100.00%)		$2,920,747,670

NVS–Non-Voting Shares

(a)	Non-income earning security.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	Affiliated issuer. See Note 2.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.
(e)	This security represents an investment of securities lending collateral. See Note 4.
(f)	The rate quoted is the yield to maturity.
(g)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.
(h)	See Note 1.

As of December 31, 2007, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized depreciation

S&P 500 Index (March 2008)	1,660	$122,607,600	$(3,061,393)

			$(3,061,393)

The accompanying notes are an integral part of these financial statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2007

Security	Shares	Value

MASTER PORTFOLIOS (71.94%)
Active Stock Master Portfolio (a)		$64,407,443
CoreAlpha Bond Master Portfolio (a)		174,248,130

TOTAL MASTER PORTFOLIOS		238,655,573

EXCHANGE-TRADED FUNDS (27.62%)
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	105,323	8,343,687
iShares Lehman TIPS Bond Fund (a) (b)	293,932	31,098,006
iShares MSCI Canada Index Fund (a) (b)	66,240	2,127,629
iShares MSCI EAFE Index Fund (a)	331,424	26,016,784
iShares MSCI Emerging Markets Index Fund (a) (b)	43,034	6,468,010
iShares S&P MidCap 400 Index Fund (a)	138,232	11,741,426
iShares S&P SmallCap 600 Index Fund (a) (b)	89,558	5,823,061

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $81,893,307)		91,618,603

SHORT-TERM INVESTMENTS (9.47%)

MONEY MARKET FUNDS (9.47%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
4.84% (a) (c)	973,871	973,871
BGI Cash Premier Fund LLC
4.90% (a) (c) (d)	30,431,345	30,431,345

		31,405,216

TOTAL SHORT-TERM INVESTMENTS
(Cost: $31,405,216)		31,405,216

TOTAL INVESTMENTS (109.03%)		361,679,392

OTHER ASSETS, LESS LIABILITIES (-9.03%)		(29,946,010)

NET ASSETS (100.00%)		$331,733,382

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	This security represents an investment of securities lending collateral. See Note 4.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2010 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2007

Security	Shares	Value

MASTER PORTFOLIOS (69.79%)
Active Stock Master Portfolio (a)		$234,935,482
CoreAlpha Bond Master Portfolio (a)		461,866,241

TOTAL MASTER PORTFOLIOS		696,801,723

EXCHANGE-TRADED FUNDS (29.29%)
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	374,886	29,698,469
iShares Lehman TIPS Bond Fund (a) (b)	782,181	82,754,750
iShares MSCI Canada Index Fund (a)	239,353	7,688,018
iShares MSCI EAFE Index Fund (a) (b)	1,151,860	90,421,010
iShares MSCI Emerging Markets Index Fund (a) (b)	157,836	23,722,751
iShares S&P MidCap 400 Index Fund (a) (b)	468,192	39,768,229
iShares S&P SmallCap 600 Index Fund (a) (b)	282,944	18,397,019

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $256,663,562)		292,450,246

SHORT-TERM INVESTMENTS (8.13%)

MONEY MARKET FUNDS (8.13%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
4.84% (a) (c)	2,318,369	2,318,369
BGI Cash Premier Fund LLC
4.90% (a) (c) (d)	78,821,713	78,821,713

		81,140,082

TOTAL SHORT-TERM INVESTMENTS
(Cost: $81,140,082)		81,140,082

TOTAL INVESTMENTS (107.21%)		1,070,392,051

OTHER ASSETS, LESS LIABILITIES (-7.21%)		(71,982,052)

NET ASSETS (100.00%)		$998,409,999

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	This security represents an investment of securities lending collateral. See Note 4.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2007

Security	Shares	Value

MASTER PORTFOLIOS (64.72%)
Active Stock Master Portfolio (a)		$647,248,169
CoreAlpha Bond Master Portfolio (a)		535,688,626

TOTAL MASTER PORTFOLIOS		1,182,936,795

EXCHANGE-TRADED FUNDS (34.53%)
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	1,003,939	79,532,048
iShares Lehman TIPS Bond Fund (a) (b)	887,928	93,942,782
iShares MSCI Canada Index Fund (a)	620,108	19,917,869
iShares MSCI EAFE Index Fund (a)	2,991,512	234,833,692
iShares MSCI Emerging Markets Index Fund (a) (b)	397,239	59,705,022
iShares S&P MidCap 400 Index Fund (a) (b)	1,149,791	97,663,247
iShares S&P SmallCap 600 Index Fund (a) (b)	701,643	45,620,828

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $548,552,851)		631,215,488

SHORT-TERM INVESTMENTS (8.94%)

MONEY MARKET FUNDS (8.94%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
4.84% (a) (c)	4,724,356	4,724,356
BGI Cash Premier Fund LLC
4.90% (a) (c) (d)	158,676,394	158,676,394

		163,400,750

TOTAL SHORT-TERM INVESTMENTS
(Cost: $163,400,750)		163,400,750

TOTAL INVESTMENTS (108.19%)		1,977,553,033

OTHER ASSETS, LESS LIABILITIES (-8.19%)		(149,665,053)

NET ASSETS (100.00%)		$1,827,887,980

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	This security represents an investment of securities lending collateral. See Note 4.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2007

Security	Shares	Value

MASTER PORTFOLIOS (60.97%)
Active Stock Master Portfolio (a)		$615,979,908
CoreAlpha Bond Master Portfolio (a)		233,456,719

TOTAL MASTER PORTFOLIOS		849,436,627

EXCHANGE-TRADED FUNDS (38.39%)
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	935,492	74,109,676
iShares Lehman TIPS Bond Fund (a) (b)	372,547	39,415,473
iShares MSCI Canada Index Fund (a)	573,734	18,428,336
iShares MSCI EAFE Index Fund (a) (b)	2,783,137	218,476,254
iShares MSCI Emerging Markets Index Fund (a) (b)	371,779	55,878,384
iShares S&P MidCap 400 Index Fund (a)	1,033,094	87,751,004
iShares S&P SmallCap 600 Index Fund (a) (b)	627,519	40,801,285

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $472,355,339)		534,860,412

SHORT-TERM INVESTMENTS (11.56%)

MONEY MARKET FUNDS (11.56%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
4.84% (a) (c)	4,164,161	4,164,161
BGI Cash Premier Fund LLC
4.90% (a) (c) (d)	156,893,442	156,893,442

		161,057,603

TOTAL SHORT-TERM INVESTMENTS
(Cost: $161,057,603)		161,057,603

TOTAL INVESTMENTS (110.92%)		1,545,354,642

OTHER ASSETS, LESS LIABILITIES (-10.92%)		(152,176,338)

NET ASSETS (100.00%)		$1,393,178,304

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	This security represents an investment of securities lending collateral. See Note 4.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2007

Security	Shares	Value

MASTER PORTFOLIOS (58.41%)
Active Stock Master Portfolio (a)		$522,943,445
CoreAlpha Bond Master Portfolio (a)		74,628,386

TOTAL MASTER PORTFOLIOS		597,571,831

EXCHANGE-TRADED FUNDS (40.83%)
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	805,403	63,804,025
iShares MSCI Canada Index Fund (a)	478,615	15,373,114
iShares MSCI EAFE Index Fund (a) (b)	2,355,712	184,923,392
iShares MSCI Emerging Markets Index Fund (a) (b)	312,404	46,954,321
iShares S&P MidCap 400 Index Fund (a)	852,821	72,438,616
iShares S&P SmallCap 600 Index Fund (a) (b)	525,399	34,161,443

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $375,801,452)		417,654,911

SHORT-TERM INVESTMENTS (14.46%)

MONEY MARKET FUNDS (14.46%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
4.84% (a) (c)	3,191,085	3,191,085
BGI Cash Premier Fund LLC
4.90% (a) (c) (d)	144,699,088	144,699,088

		147,890,173

TOTAL SHORT-TERM INVESTMENTS
(Cost: $147,890,173)		147,890,173

TOTAL INVESTMENTS (113.70%)		1,163,116,915

OTHER ASSETS, LESS LIABILITIES (-13.70%)		(140,176,012)

NET ASSETS (100.00%)		$1,022,940,903

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	This security represents an investment of securities lending collateral. See Note 4.

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2007

Security	Shares	Value

COMMON STOCKS (93.61%)

AEROSPACE & DEFENSE (2.06%)
Boeing Co. (The)	229,578	$20,078,892
General Dynamics Corp.	26,154	2,327,444
Lockheed Martin Corp.	82,323	8,665,319
Northrop Grumman Corp.	109,742	8,630,111
United Technologies Corp.	42,435	3,247,975

		42,949,741

AGRICULTURE (1.86%)
Altria Group Inc.	494,581	37,380,432
Monsanto Co.	11,747	1,312,022

		38,692,454

AIRLINES (0.09%)
AMR Corp. (a) (b)	52,190	732,226
Continental Airlines Inc. Class B (a) (b)	16,794	373,667
Delta Air Lines Inc. (a) (b)	3,883	57,818
Northwest Airlines Corp. (a) (b)	13,897	201,645
US Airways Group Inc. (a) (b)	28,924	425,472

		1,790,828

APPAREL (0.21%)
Coach Inc. (a)	32,704	1,000,088
Jones Apparel Group Inc. (b)	26,765	427,972
Nike Inc. Class B	4,308	276,746
Polo Ralph Lauren Corp. (b)	42,896	2,650,544

		4,355,350

AUTO MANUFACTURERS (0.10%)
General Motors Corp.	86,053	2,141,859

		2,141,859

AUTO PARTS & EQUIPMENT (0.07%)
Lear Corp. (a)	49,043	1,356,529

		1,356,529

BANKS (4.60%)
BancorpSouth Inc.	3,492	82,446
Bank of America Corp.	853,083	35,198,205
Bank of New York Mellon Corp. (The)	359,752	17,541,508
Colonial BancGroup Inc. (The) (b)	11,061	149,766
Comerica Inc. (b)	5,571	242,506
Cullen/Frost Bankers Inc.	963	48,786
Discover Financial Services LLC	126,988	1,914,979
KeyCorp (b)	274,561	6,438,455
Northern Trust Corp. (b)	144,837	11,091,617
Regions Financial Corp. (b)	102,278	2,418,875
State Street Corp. (b)	105,369	8,555,963
U.S. Bancorp	8,389	266,267
UnionBanCal Corp. (b)	74,876	3,662,185
Wachovia Corp.	43,779	1,664,915
Wells Fargo & Co.	181,849	5,490,021

Security	Shares	Value

COMMON STOCKS (Cont.)

BANKS (Cont.)
Zions Bancorporation	26,823	$1,252,366

		96,018,860

BEVERAGES (3.09%)
Anheuser-Busch Companies Inc.	310,527	16,252,983
Coca-Cola Co. (The)	19,735	1,211,137
Coca-Cola Enterprises Inc. (b)	406,412	10,578,904
Molson Coors Brewing Co. Class B	76,849	3,966,945
Pepsi Bottling Group Inc. (b)	252,009	9,944,275
PepsiAmericas Inc. (b)	105,108	3,502,199
PepsiCo Inc. (b)	249,856	18,964,070

		64,420,513

BIOTECHNOLOGY (1.27%)
Amgen Inc. (a)	390,905	18,153,628
Biogen Idec Inc. (a)	122,819	6,990,858
Genzyme Corp. (a) (b)	17,895	1,332,104

		26,476,590

BUILDING MATERIALS (0.07%)
Lennox International Inc. (b)	13,413	555,566
Masco Corp. (b)	44,624	964,325

		1,519,891

CHEMICALS (1.20%)
Air Products and Chemicals Inc.	37,706	3,718,943
Albemarle Corp. (b)	4,844	199,815
Ashland Inc.	79,167	3,754,891
Cytec Industries Inc.	4,557	280,620
Dow Chemical Co. (The)	130,565	5,146,872
Du Pont (E.I.) de Nemours and Co.	28,098	1,238,841
Ecolab Inc.	39,536	2,024,639
Lubrizol Corp. (b)	85,491	4,630,193
Praxair Inc.	42,345	3,756,425
Sherwin-Williams Co. (The)	2,107	122,290
Sigma-Aldrich Corp.	894	48,812

		24,922,341

COAL (0.06%)
Massey Energy Co. (b)	37,358	1,335,549

		1,335,549

COMMERCIAL SERVICES (1.64%)
Accenture Ltd. (b)	400,327	14,423,782
Apollo Group Inc. Class A (a)	18,660	1,308,999
Block (H & R) Inc. (b)	50,122	930,766
Deluxe Corp. (b)	16,551	544,362
ITT Educational Services Inc. (a)	33,078	2,820,561
Manpower Inc. (b)	39,640	2,255,516
Moody’s Corp. (b)	60,629	2,164,455
Robert Half International Inc. (b)	258,861	6,999,601

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Shares	Value

COMMON STOCKS (Cont.)

COMMERCIAL SERVICES (Cont.)
Western Union Co.	117,278	$2,847,510

		34,295,552

COMPUTERS (4.11%)
Apple Inc. (a)	130,777	25,904,308
Cadence Design Systems Inc. (a) (b)	73,718	1,253,943
Computer Sciences Corp. (a) (b)	59,872	2,961,868
Dell Inc. (a)	189,842	4,653,027
Electronic Data Systems Corp. (b)	461,929	9,575,788
EMC Corp. (a)	22,881	423,985
FactSet Research Systems Inc. (b)	3,234	180,134
Hewlett-Packard Co.	510,772	25,783,771
International Business Machines Corp.	114,412	12,367,937
Seagate Technology	58,552	1,493,076
Synopsys Inc. (a)	26,979	699,565
Teradata Corp. (a)	16,341	447,907

		85,745,309

COSMETICS & PERSONAL CARE (2.19%)
Colgate-Palmolive Co.	206,101	16,067,634
Procter & Gamble Co. (The)	402,726	29,568,143

		45,635,777

DISTRIBUTION & WHOLESALE (0.45%)
Genuine Parts Co. (b)	57,611	2,667,389
Grainger (W.W.) Inc. (b)	77,194	6,756,019

		9,423,408

DIVERSIFIED FINANCIAL SERVICES (6.84%)
American Express Co.	154,553	8,039,847
AmeriCredit Corp. (a) (b)	66,508	850,637
Ameriprise Financial Inc.	214,256	11,807,648
Bear Stearns Companies Inc. (The) (b)	17,450	1,539,963
Capital One Financial Corp.	80,859	3,821,396
CIT Group Inc. (b)	68,647	1,649,587
Citigroup Inc.	757,939	22,313,724
Countrywide Financial Corp. (b)	87,496	782,214
Federal Home Loan Mortgage Corp.	126,887	4,323,040
Federal National Mortgage Association (b)	166,169	6,643,437
Franklin Resources Inc.	14,476	1,656,489
Goldman Sachs Group Inc. (The) (b)	82,007	17,635,605
JPMorgan Chase & Co.	726,198	31,698,543
Lehman Brothers Holdings Inc. (b)	95,006	6,217,193
Merrill Lynch & Co. Inc.	167,033	8,966,331
Morgan Stanley	226,505	12,029,681
Raymond James Financial Inc. (b)	57,949	1,892,614
Rowe (T.) Price Group Inc.	810	49,313
SLM Corp.	35,892	722,865

		142,640,127

Security	Shares	Value

COMMON STOCKS (Cont.)

ELECTRIC (3.39%)
AES Corp. (The) (a) (b)	239,383	$5,120,402
Alliant Energy Corp. (b)	72,053	2,931,837
American Electric Power Co. Inc. (b)	117,434	5,467,727
Constellation Energy Group Inc.	86,676	8,886,890
Duke Energy Corp.	12,419	250,491
Edison International	403,750	21,548,138
Entergy Corp. (b)	32,962	3,939,618
FirstEnergy Corp.	225,604	16,320,193
FPL Group Inc.	918	62,222
Pepco Holdings Inc.	43,810	1,284,947
PG&E Corp.	3,391	146,118
Progress Energy Inc.	10,457	506,433
Public Service Enterprise Group Inc. (b)	42,589	4,183,943

		70,648,959

ELECTRICAL COMPONENTS & EQUIPMENT (0.28%)
Emerson Electric Co. (b)	103,006	5,836,320

		5,836,320

ELECTRONICS (0.48%)
Agilent Technologies Inc. (a)	26,521	974,382
Applied Biosystems Group	3,269	110,884
Flextronics International Ltd. (a) (b)	269,336	3,248,192
Mettler-Toledo International Inc. (a)	16,216	1,845,381
Sanmina-SCI Corp. (a)	102,714	186,940
Tyco Electronics Ltd.	75,199	2,792,139
Vishay Intertechnology Inc. (a)	10,388	118,527
Waters Corp. (a)	8,519	673,597

		9,950,042

ENGINEERING & CONSTRUCTION (0.80%)
Fluor Corp. (b)	70,391	10,257,377
Foster Wheeler Ltd. (a)	5,298	821,296
Jacobs Engineering Group Inc. (a) (b)	50,336	4,812,625
URS Corp. (a)	15,442	838,964

		16,730,262

ENVIRONMENTAL CONTROL (0.52%)
Republic Services Inc. (b)	64,627	2,026,056
Waste Management Inc.	272,944	8,917,081

		10,943,137

FOOD (1.14%)
Corn Products International Inc.	43,677	1,605,130
General Mills Inc.	98,632	5,622,024
Hormel Foods Corp.	22,196	898,494
Kellogg Co.	39,833	2,088,444
Kroger Co. (The) (b)	163,094	4,356,241
Sara Lee Corp. (b)	386,744	6,211,109
Smucker (J.M.) Co. (The)	5,218	268,414
SUPERVALU Inc.	1,707	64,047

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Shares	Value

COMMON STOCKS (Cont.)

FOOD (Cont.)
Sysco Corp. (b)	54,687	$1,706,781
Tyson Foods Inc. Class A (b)	67,370	1,032,782

		23,853,466

FOREST PRODUCTS & PAPER (0.10%)
International Paper Co. (b)	67,385	2,181,926

		2,181,926

GAS (0.36%)
AGL Resources Inc.	2,585	97,299
Sempra Energy	95,108	5,885,283
UGI Corp.	55,253	1,505,644

		7,488,226

HEALTH CARE-PRODUCTS (3.86%)
Alcon Inc. (b)	92,071	13,169,836
Baxter International Inc.	331,980	19,271,439
Becton, Dickinson and Co.	205,896	17,208,788
DENTSPLY International Inc.	61,608	2,773,592
Johnson & Johnson	235,183	15,686,706
Medtronic Inc.	98,219	4,937,469
St. Jude Medical Inc. (a) (b)	31,925	1,297,432
Steris Corp. (b)	21,092	608,293
Zimmer Holdings Inc. (a)	84,256	5,573,534

		80,527,089

HEALTH CARE-SERVICES (1.45%)
Apria Healthcare Group Inc. (a) (b)	16,931	365,202
Health Net Inc. (a)	32,906	1,589,360
Humana Inc. (a) (b)	126,498	9,526,564
Lincare Holdings Inc. (a) (b)	5,440	191,270
UnitedHealth Group Inc.	301,062	17,521,808
WellCare Health Plans Inc. (a) (b)	26,778	1,135,655

		30,329,859

HOME BUILDERS (0.23%)
Centex Corp. (b)	45,467	1,148,496
NVR Inc. (a) (b)	7,154	3,748,696

		4,897,192

HOUSEHOLD PRODUCTS & WARES (0.44%)
Blyth Inc. (b)	5,165	113,320
Clorox Co. (The)	1,062	69,211
Kimberly-Clark Corp. (b)	128,216	8,890,497

		9,073,028

INSURANCE (3.51%)
ACE Ltd. (b)	214,050	13,224,009
Allstate Corp. (The)	6,892	359,969
Ambac Financial Group Inc. (b)	15,808	407,372
American International Group Inc.	213,791	12,464,015

Security	Shares	Value

COMMON STOCKS (Cont.)

INSURANCE (Cont.)
Aon Corp.	23,381	$1,115,040
Axis Capital Holdings Ltd. (b)	141,842	5,527,583
Berkley (W.R.) Corp.	25,343	755,475
Chubb Corp.	1,455	79,414
Genworth Financial Inc. Class A	60,366	1,536,315
Hartford Financial Services Group Inc. (The) (b)	85,319	7,438,964
Lincoln National Corp. (b)	27,650	1,609,783
Marsh & McLennan Companies Inc.	25,829	683,694
MetLife Inc. (b)	145,738	8,980,376
Prudential Financial Inc.	45,746	4,256,208
StanCorp Financial Group Inc.	982	49,473
Travelers Companies Inc. (The) (b)	265,326	14,274,539
Unum Group	3,625	86,239
Willis Group Holdings Ltd.	11,940	453,362

		73,301,830

INTERNET (2.68%)
Amazon.com Inc. (a)	62,581	5,797,504
Check Point Software Technologies Ltd. (a) (b)	205,005	4,501,910
eBay Inc. (a)	475,313	15,775,638
Expedia Inc. (a) (b)	30,968	979,208
Google Inc. Class A (a) (b)	30,488	21,081,842
Symantec Corp. (a)	321,632	5,191,141
ValueClick Inc. (a) (b)	62,469	1,368,071
Yahoo! Inc. (a)	52,901	1,230,477

		55,925,791

IRON & STEEL (0.17%)
Nucor Corp.	44,365	2,627,295
Reliance Steel & Aluminum Co.	16,107	872,999

		3,500,294

LODGING (0.54%)
Choice Hotels International Inc. (b)	54,272	1,801,830
Harrah’s Entertainment Inc.	10,011	888,476
Starwood Hotels & Resorts Worldwide Inc. (b)	157,069	6,915,748
Wyndham Worldwide Corp.	67,557	1,591,643

		11,197,697

MACHINERY (0.43%)
Caterpillar Inc.	47,642	3,456,904
Deere & Co.	43,403	4,041,687
Gardner Denver Inc. (a)	6,549	216,117
Rockwell Automation Inc. (b)	18,037	1,243,832

		8,958,540

MANUFACTURING (4.32%)
Cooper Industries Ltd. (b)	10,843	573,378
Crane Co.	455	19,520

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Shares	Value

COMMON STOCKS (Cont.)

MANUFACTURING (Cont.)
Eaton Corp. (b)	165,589	$16,053,854
General Electric Co.	1,074,966	39,848,990
Harsco Corp.	1,035	66,312
Honeywell International Inc.	273,657	16,849,062
Ingersoll-Rand Co. Ltd. Class A (b)	104,982	4,878,514
Pall Corp.	12,938	521,660
Parker Hannifin Corp. (b)	30,264	2,279,182
Textron Inc.	19,513	1,391,277
3M Co.	77,433	6,529,151
Tyco International Ltd.	25,293	1,002,867

		90,013,767

MEDIA (1.95%)
DIRECTV Group Inc. (The) (a)	770,458	17,812,989
EchoStar Communications Corp. (a)	144,973	5,468,382
McGraw-Hill Companies Inc. (The) (b)	51,571	2,259,326
Time Warner Inc.	357,698	5,905,594
Viacom Inc. Class B (a)	105,929	4,652,402
Walt Disney Co. (The)	140,509	4,535,631

		40,634,324

METAL FABRICATE & HARDWARE (0.11%)
Commercial Metals Co. (b)	27,642	814,057
Timken Co. (The)	42,535	1,397,275

		2,211,332

MINING (0.36%)
Alcoa Inc.	41,324	1,510,392
Freeport-McMoRan Copper & Gold Inc.	2,765	283,247
Newmont Mining Corp.	28,777	1,405,181
Southern Copper Corp. (b)	41,738	4,387,916

		7,586,736

OFFICE & BUSINESS EQUIPMENT (0.25%)
Xerox Corp.	327,294	5,298,890

		5,298,890

OIL & GAS (10.11%)
Apache Corp.	1,069	114,960
Cabot Oil & Gas Corp.	10,355	418,031
Chevron Corp. (b)	231,196	21,577,523
ConocoPhillips (b)	438,096	38,683,877
Devon Energy Corp. (b)	103,891	9,236,949
ENSCO International Inc. (b)	221,237	13,190,150
Exxon Mobil Corp.	835,545	78,282,211
Forest Oil Corp. (a)	2,487	126,439
Marathon Oil Corp. (b)	56,831	3,458,735
Noble Corp. (b)	65,363	3,693,663
Noble Energy Inc. (b)	118,858	9,451,588
Occidental Petroleum Corp. (b)	216,673	16,681,654
Patterson-UTI Energy Inc. (b)	183,650	3,584,848

Security	Shares	Value

COMMON STOCKS (Cont.)

OIL & GAS (Cont.)
Quicksilver Resources Inc. (a)	1,454	$86,644
Sunoco Inc.	3,167	229,418
Ultra Petroleum Corp. (a)	6,191	442,657
Unit Corp. (a)	4,960	229,400
Valero Energy Corp.	93,169	6,524,625
XTO Energy Inc.	93,535	4,803,958

		210,817,330

OIL & GAS SERVICES (1.24%)
BJ Services Co. (b)	6,981	169,359
Global Industries Ltd. (a) (b)	128,713	2,757,032
Grant Prideco Inc. (a) (b)	50,457	2,800,868
Halliburton Co.	128,282	4,863,171
National Oilwell Varco Inc. (a) (b)	116,489	8,557,282
Schlumberger Ltd.	47,467	4,669,329
Smith International Inc.	12,964	957,391
Tidewater Inc. (b)	19,811	1,086,831

		25,861,263

PACKAGING & CONTAINERS (0.16%)
Ball Corp.	7,895	355,275
Owens-Illinois Inc. (a)	5,524	273,438
Packaging Corp. of America	12,560	354,192
Sonoco Products Co. (b)	71,428	2,334,267

		3,317,172

PHARMACEUTICALS (5.07%)
Abbott Laboratories	9,086	510,179
Bristol-Myers Squibb Co.	52,769	1,399,434
Endo Pharmaceuticals Holdings Inc. (a) (b)	36,335	969,054
Express Scripts Inc. (a)	3,670	267,910
Forest Laboratories Inc. (a)	322,021	11,737,665
Gilead Sciences Inc. (a) (b)	96,545	4,442,035
King Pharmaceuticals Inc. (a)	158,176	1,619,722
Lilly (Eli) and Co.	379,285	20,250,026
Medco Health Solutions Inc. (a)	55,845	5,662,683
Merck & Co. Inc.	97,917	5,689,957
Pfizer Inc.	1,632,609	37,109,203
Wyeth (b)	361,712	15,984,053

		105,641,921

PIPELINES (0.26%)
El Paso Corp.	12,556	216,465
Williams Companies Inc. (The)	146,067	5,226,277

		5,442,742

REAL ESTATE (0.05%)
Jones Lang LaSalle Inc. (b)	14,633	1,041,284

		1,041,284

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Shares	Value

COMMON STOCKS (Cont.)

REAL ESTATE INVESTMENT TRUSTS (1.02%)
Hospitality Properties Trust (b)	16,847	$542,810
Host Hotels & Resorts Inc. (b)	543,188	9,255,924
HRPT Properties Trust (b)	10,509	81,235
Liberty Property Trust	6,449	185,796
ProLogis (b)	137,777	8,732,306
SL Green Realty Corp. (b)	26,887	2,512,859

		21,310,930

RETAIL (3.73%)
AutoNation Inc. (a) (b)	118,728	1,859,280
Big Lots Inc. (a) (b)	99,453	1,590,253
BJ’s Wholesale Club Inc. (a) (b)	80,565	2,725,514
CBRL Group Inc. (b)	5,855	189,643
Costco Wholesale Corp.	72,290	5,042,950
Darden Restaurants Inc.	164,880	4,568,825
Dollar Tree Stores Inc. (a) (b)	79,467	2,059,785
Family Dollar Stores Inc. (b)	156,922	3,017,610
Gap Inc. (The)	36,715	781,295
Home Depot Inc.	147,625	3,977,018
Lowe’s Companies Inc.	80,821	1,828,171
Macy’s Inc.	28,208	729,741
McDonald’s Corp.	139,013	8,189,256
Office Depot Inc. (a) (b)	286,622	3,986,912
OfficeMax Inc.	7,628	157,595
Penney (J.C.) Co. Inc.	7,391	325,130
Penske Automotive Group Inc. (b)	47,338	826,521
RadioShack Corp. (b)	107,720	1,816,159
Staples Inc. (b)	184,184	4,249,125
TJX Companies Inc. (The) (b)	105,665	3,035,755
Wal-Mart Stores Inc. (b)	539,598	25,647,093
Wendy’s International Inc.	26,300	679,592
Yum! Brands Inc.	11,054	423,037

		77,706,260

SAVINGS & LOANS (0.03%)
Sovereign Bancorp Inc.	56,948	649,207

		649,207

SEMICONDUCTORS (3.09%)
Analog Devices Inc. (b)	22,248	705,262
Applied Materials Inc. (b)	619,905	11,009,513
Atmel Corp. (a)	19,142	82,693
Integrated Device Technology Inc. (a) (b)	98,377	1,112,644
Intel Corp.	937,732	24,999,935
MEMC Electronic Materials Inc. (a)	28,339	2,507,718
NVIDIA Corp. (a) (b)	238,546	8,115,335
QLogic Corp. (a)	9,539	135,454
Texas Instruments Inc. (b)	472,657	15,786,744

		64,455,298

Security	Shares	Value

COMMON STOCKS (Cont.)

SOFTWARE (3.92%)
Adobe Systems Inc. (a)	62,777	$2,682,461
Autodesk Inc. (a) (b)	126,000	6,269,760
BMC Software Inc. (a)	70,666	2,518,536
Broadridge Financial Solutions Inc.	7,778	174,461
Dun & Bradstreet Corp. (The) (b)	14,211	1,259,521
Microsoft Corp. (b)	1,512,542	53,846,495
MoneyGram International Inc. (b)	23,668	363,777
Oracle Corp. (a)	651,105	14,701,951

		81,816,962

TELECOMMUNICATIONS (5.92%)
ADC Telecommunications Inc. (a)	53,006	824,243
ADTRAN Inc. (b)	10,248	219,102
AT&T Inc.	828,806	34,445,177
Cisco Systems Inc. (a)	1,138,159	30,809,964
CommScope Inc. (a) (b)	44,833	2,206,232
Harris Corp.	6,412	401,904
Juniper Networks Inc. (a) (b)	117,185	3,890,542
QUALCOMM Inc.	135,946	5,349,475
Sprint Nextel Corp.	723,061	9,493,791
Telephone and Data Systems Inc. Special	15,120	870,912
United States Cellular Corp. (a)	3,478	292,500
Verizon Communications Inc.	792,626	34,629,830

		123,433,672

TOYS, GAMES & HOBBIES (0.17%)
Hasbro Inc. (b)	137,067	3,506,174

		3,506,174

TRANSPORTATION (1.56%)
C.H. Robinson Worldwide Inc. (b)	19,638	1,062,809
CSX Corp.	8,344	366,969
FedEx Corp. (b)	51,497	4,591,988
Kirby Corp. (a) (b)	9,950	462,476
Landstar System Inc. (b)	20,711	872,969
Norfolk Southern Corp.	86,203	4,348,079
Union Pacific Corp.	89,065	11,188,345
United Parcel Service Inc. Class B	115,152	8,143,549
YRC Worldwide Inc. (a) (b)	86,434	1,477,157

		32,514,341

TOTAL COMMON STOCKS
(Cost: $1,876,905,969)		1,952,323,941

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Shares or Principal	Value

SHORT-TERM INVESTMENTS (14.22%)

MONEY MARKET FUNDS (14.10%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
4.84% (c) (d)	49,232,878	$49,232,878
BGI Cash Premier Fund LLC
4.90% (c) (d) (e)	244,721,821	244,721,821

		293,954,699

U.S. TREASURY OBLIGATIONS (0.12%)
U.S. Treasury Bill
3.10%, 03/27/08 (f) (g)	$2,550,000	2,530,855

		2,530,855

TOTAL SHORT-TERM INVESTMENTS
(Cost: $296,485,041)		296,485,554

TOTAL INVESTMENTS IN SECURITIES (107.83%)
(Cost: $2,173,391,010)		2,248,809,495

OTHER ASSETS, LESS LIABILITIES (-7.83%)		(163,295,048)

NET ASSETS (100.00%)		$2,085,514,447

(a)	Non-income earning security.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	Affiliated issuer. See Note 2.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.
(e)	This security represents an investment of securities lending collateral. See Note 4.
(f)	The rate quoted is the yield to maturity.
(g)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.

As of December 31, 2007, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized depreciation
S&P 500 Index (March 2008)	715	$52,809,900	$(647,045)

			$(647,045)

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2007

Security	Principal	Value

CORPORATE BONDS & NOTES (30.94%)

AEROSPACE & DEFENSE (0.05%)
Alliant Techsystems Inc.
6.75%, 04/01/16	$500,000	$500,000
TransDigm Inc.
7.75%, 07/15/14	250,000	253,750

		753,750

AGRICULTURE (0.40%)
Alliance One International Inc.
8.50%, 05/15/12	250,000	243,750
Reynolds American Inc.
5.69%, 06/15/11 (a)	5,060,000	4,971,450
7.25%, 06/15/37	750,000	758,010

		5,973,210

APPAREL (0.03%)
Levi Strauss & Co.
9.75%, 01/15/15	500,000	498,750

		498,750

AUTO MANUFACTURERS (1.21%)
DaimlerChrysler North America Holding Corp.
4.75%, 01/15/08	9,500,000	9,497,920
5.46%, 03/13/09	5,000,000	4,972,105
8.50%, 01/18/31	1,950,000	2,459,334
General Motors Nova Scotia Finance Co.
6.85%, 10/15/08	1,000,000	985,000

		17,914,359

AUTO PARTS & EQUIPMENT (0.09%)
Goodyear Tire & Rubber Co. (The)
7.86%, 08/15/11	1,250,000	1,265,625

		1,265,625

BANKS (3.07%)
American Express Bank FSB
5.55%, 10/17/12	5,700,000	5,800,092
American Express Centurion Bank
5.20%, 11/26/10	1,200,000	1,215,845
Bank of America Corp.
5.49%, 03/15/19	3,500,000	3,344,505
5.75%, 12/01/17	1,500,000	1,503,441
HSBC Bank USA
5.88%, 11/01/34	3,000,000	2,753,025
HSBC Holdings PLC
5.25%, 12/12/12	3,000,000	3,002,472
6.50%, 09/15/37	2,400,000	2,326,150
JP Morgan Chase Bank N.A.
6.00%, 10/01/17	4,900,000	4,983,403
Marshall & Ilsley Corp.
5.63%, 08/17/09	4,890,000	4,938,631

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

BANKS (Cont.)
SunTrust Banks Inc.
6.10%, 12/01/66	$2,000,000	$1,664,442
Wachovia Bank N.A.
5.85%, 02/01/37	1,750,000	1,576,984
6.00%, 11/15/17	2,100,000	2,114,032
Wachovia Corp.
5.30%, 10/15/11	2,750,000	2,756,113
Wells Fargo & Co.
5.25%, 10/23/12	7,300,000	7,421,414

		45,400,549

BEVERAGES (0.10%)
PepsiCo Inc.
4.65%, 02/15/13	1,500,000	1,510,072

		1,510,072

BIOTECHNOLOGY (0.10%)
Genentech Inc.
4.75%, 07/15/15	1,500,000	1,476,075

		1,476,075

BUILDING MATERIALS (0.07%)
CRH America Inc.
6.00%, 09/30/16	800,000	782,394
Nortek Inc.
8.50%, 09/01/14	250,000	200,000

		982,394

CHEMICALS (0.23%)
Lubrizol Corp.
4.63%, 10/01/09	2,592,000	2,603,026
Momentive Performance Materials Inc.
10.13%, 12/01/14 (b)	250,000	228,750
Mosaic Co. (The)
7.63%, 12/01/16 (b)	250,000	270,000
Nova Chemicals Corp.
6.50%, 01/15/12	250,000	234,375

		3,336,151

COMMERCIAL SERVICES (0.11%)
Avis Budget Car Rental LLC
7.63%, 05/15/14	250,000	238,750
Convergys Corp.
4.88%, 12/15/09	1,200,000	1,215,842
Service Corp. International
6.75%, 04/01/15	250,000	246,875

		1,701,467

COMPUTERS (0.27%)
Computer Sciences Corp.
3.50%, 04/15/08	3,000,000	2,981,946
SunGard Data Systems Inc.
9.13%, 08/15/13	250,000	254,375
10.25%, 08/15/15	250,000	255,625

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

COMPUTERS (Cont.)
Unisys Corp.
8.00%, 10/15/12 (b)	$500,000	$437,500

		3,929,446

DIVERSIFIED FINANCIAL SERVICES (7.14%)
Ameriprise Financial Inc.
7.52%, 06/01/66	500,000	497,923
Associates Corp. of North America
6.88%, 11/15/08	2,400,000	2,435,371
Capital One Financial Corp.
5.43%, 09/10/09	2,940,000	2,778,800
Caterpillar Financial Services Corp.
4.35%, 03/04/09	6,500,000	6,463,892
CIT Group Funding Co. of Canada
4.65%, 07/01/10	2,150,000	2,044,695
5.60%, 11/02/11	950,000	901,263
CIT Group Inc.
5.40%, 02/13/12	1,750,000	1,650,295
5.60%, 04/27/11	1,800,000	1,733,179
5.80%, 07/28/11	800,000	770,263
6.10%, 03/15/67	1,250,000	907,624
Citicorp
6.38%, 11/15/08	5,300,000	5,371,926
Citigroup Inc.
4.13%, 02/22/10	2,000,000	1,970,734
5.30%, 10/17/12	5,700,000	5,774,157
5.50%, 02/15/17	3,750,000	3,644,434
5.85%, 07/02/13	2,800,000	2,882,597
Ford Motor Credit Co.
7.38%, 10/28/09	3,000,000	2,823,738
General Electric Capital Corp.
6.75%, 03/15/32	3,000,000	3,406,149
General Motors Acceptance Corp.
6.13%, 01/22/08 (c)	250,000	250,037
Genworth Global Funding Trusts
5.75%, 05/15/13	2,000,000	2,040,190
Goldman Sachs Group Inc. (The)
5.45%, 11/01/12	1,800,000	1,835,030
6.75%, 10/01/37	5,550,000	5,437,768
Household Finance Corp.
4.13%, 12/15/08	2,000,000	1,981,686
JP Morgan Chase Capital XXV
6.80%, 10/01/37	5,000,000	4,807,355
JPMorgan Chase & Co.
5.60%, 06/01/11	8,300,000	8,564,845
Lehman Brothers Holdings Inc.
4.80%, 03/13/14	1,000,000	930,697
5.00%, 01/14/11	3,000,000	2,955,906
5.25%, 02/06/12	2,750,000	2,721,092
6.00%, 07/19/12	875,000	890,955
6.20%, 09/26/14	2,500,000	2,546,170
Merrill Lynch & Co. Inc.
6.40%, 08/28/17	2,750,000	2,793,884

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

DIVERSIFIED FINANCIAL SERVICES (Cont.)
Morgan Stanley
5.25%, 11/02/12	$700,000	$699,767
5.75%, 08/31/12	1,300,000	1,326,989
5.95%, 12/28/17	1,750,000	1,748,752
6.25%, 08/28/17	1,500,000	1,524,904
Petroplus Finance Ltd.
6.75%, 05/01/14 (b)	250,000	232,812
Rio Tinto Finance USA Ltd.
2.63%, 09/30/08	3,600,000	3,536,903
SLM Corp.
4.00%, 01/15/09	3,350,000	3,227,283
5.28%, 01/26/09	4,450,000	4,297,988
Vanguard Health Holding Co. II LLC
9.00%, 10/01/14 (b)	250,000	240,625
Williams Companies Inc. (The) Credit Linked Certificate Trust
6.75%, 04/15/09 (b)	5,000,000	5,056,250

		105,704,928

ELECTRIC (1.68%)
AES Corp. (The)
8.00%, 10/15/17 (b)	1,250,000	1,278,125
CMS Energy Corp.
7.75%, 08/01/10	500,000	524,706
Commonwealth Edison Co.
4.70%, 04/15/15	1,000,000	941,915
5.88%, 02/01/33	3,500,000	3,246,386
DPL Inc.
8.00%, 03/31/09	3,750,000	3,892,792
Edison Mission Energy
7.63%, 05/15/27	750,000	705,000
Mirant Americas Generation LLC
8.30%, 05/01/11	500,000	501,250
9.13%, 05/01/31	250,000	233,750
Northern States Power
5.25%, 07/15/35	2,500,000	2,260,625
Pacific Gas and Electric Co.
5.63%, 11/30/17	1,500,000	1,504,542
PSEG Energy Holdings LLC
10.00%, 10/01/09 (c)	4,000,000	4,216,040
PSEG Power LLC
6.95%, 06/01/12	2,300,000	2,452,046
Reliant Energy Inc.
6.75%, 12/15/14	250,000	250,625
Southern California Edison Co.
5.00%, 01/15/16	1,300,000	1,270,255
Texas Competitive Electric Holdings Co. LLC
10.25%, 11/01/15 (b)	250,000	247,500
Virginia Electric and Power Co.
6.35%, 11/30/37	1,250,000	1,281,835

		24,807,392

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

ELECTRICAL COMPONENTS & EQUIPMENT (0.02%)
Belden Inc.
7.00%, 03/15/17	$250,000	$243,750

		243,750

ELECTRONICS (0.02%)
NXP BV / NXP Funding LLC
9.50%, 10/15/15	250,000	229,062

		229,062

ENTERTAINMENT (0.06%)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.
10.25%, 06/15/15 (b)	750,000	650,625
Gaylord Entertainment Co.
8.00%, 11/15/13	250,000	248,750

		899,375

ENVIRONMENTAL CONTROL (0.23%)
Aleris International Inc.
9.00%, 12/15/14	200,000	167,000
Allied Waste North America Inc.
7.25%, 03/15/15	500,000	497,500
Waste Management Inc.
6.50%, 11/15/08	2,722,000	2,757,059

		3,421,559

FOOD (0.36%)
Ahold Finance USA Inc.
8.25%, 07/15/10	500,000	543,552
Dean Foods Co.
7.00%, 06/01/16	250,000	222,500
Kellogg Co.
5.13%, 12/03/12	2,300,000	2,319,260
Kraft Foods Inc.
6.00%, 02/11/13	500,000	514,052
Kroger Co. (The)
6.40%, 08/15/17	500,000	522,957
8.05%, 02/01/10	930,000	990,069
SUPERVALU Inc.
7.88%, 08/01/09	250,000	256,682

		5,369,072

FOREST PRODUCTS & PAPER (0.16%)
Bowater Canada Finance
7.95%, 11/15/11 (b)	250,000	201,875
Domtar Corp.
7.88%, 10/15/11	250,000	255,313
Georgia-Pacific Corp.
7.13%, 01/15/17 (b)	500,000	486,250
7.70%, 06/15/15	250,000	246,250
Weyerhaeuser Co.
7.38%, 03/15/32	1,250,000	1,254,431

		2,444,119

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

HEALTH CARE-SERVICES (0.88%)
Community Health Systems Inc.
8.88%, 07/15/15 (b)	$1,000,000	$1,018,750
HCA Inc.
6.50%, 02/15/16	1,250,000	1,056,250
9.25%, 11/15/16	750,000	787,500
Res-Care Inc.
7.75%, 10/15/13	250,000	247,500
UnitedHealth Group Inc.
5.09%, 06/21/10 (b)	5,320,000	5,178,695
5.50%, 11/15/12 (b)	2,500,000	2,537,083
5.80%, 03/15/36	2,400,000	2,195,362

		13,021,140

HOUSEHOLD PRODUCTS & WARES (0.01%)
Jarden Corp.
7.50%, 05/01/17	250,000	215,000

		215,000

INSURANCE (1.61%)
Allstate Financial Global Funding
2.50%, 06/20/08 (b)	4,970,000	4,918,396
Genworth Financial Inc.
6.15%, 11/15/66	2,500,000	2,271,378
Hancock (John) Financial Services Inc.
5.63%, 12/01/08	4,000,000	4,039,156
Lincoln National Corp.
6.05%, 04/20/67	1,100,000	1,026,915
Markel Corp.
7.35%, 08/15/34	1,000,000	1,052,872
MetLife Inc.
5.38%, 12/15/12	4,500,000	4,535,613
6.40%, 12/15/36	1,000,000	916,491
Travelers Companies Inc. (The)
6.25%, 03/15/37	500,000	468,894
6.25%, 06/15/37	1,000,000	968,612
Unum Group
6.00%, 05/15/08	3,600,000	3,609,324

		23,807,651

IRON & STEEL (0.69%)
Ispat Inland ULC
9.75%, 04/01/14	8,538,000	9,250,616
Steel Dynamics Inc.
6.75%, 04/01/15 (b)	1,000,000	965,000

		10,215,616

LODGING (0.79%)
Caesars Entertainment Inc.
8.88%, 09/15/08	6,275,000	6,488,858
Choice Hotels International Inc.
7.13%, 05/01/08	1,000,000	1,005,881
Harrah’s Operating Co. Inc.
5.63%, 06/01/15	250,000	182,500

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

LODGING (Cont.)
MGM MIRAGE
6.00%, 10/01/09	$3,275,000	$3,258,625
8.50%, 09/15/10	750,000	778,125

		11,713,989

MACHINERY (0.13%)
Case New Holland Inc.
6.00%, 06/01/09	2,000,000	1,990,000

		1,990,000

MEDIA (2.09%)
AMFM Inc.
8.00%, 11/01/08	2,500,000	2,583,970
CCH I Holdings LLC
9.92%, 04/01/14 (c)	1,250,000	732,813
Charter Communications Holdings LLC
10.25%, 09/15/10	750,000	735,000
Clear Channel Communications Inc.
4.25%, 05/15/09 (c)	3,000,000	2,848,074
Comcast Corp.
6.45%, 03/15/37	2,000,000	2,036,362
6.95%, 08/15/37	2,250,000	2,428,362
CSC Holdings Inc.
7.63%, 04/01/11	500,000	498,750
EchoStar DBS Corp.
5.75%, 10/01/08	6,100,000	6,092,375
6.38%, 10/01/11	500,000	494,000
Liberty Media Corp.
7.75%, 07/15/09	2,750,000	2,806,950
7.88%, 07/15/09	5,500,000	5,583,820
8.25%, 02/01/30	250,000	239,910
Time Warner Cable Inc.
5.40%, 07/02/12	1,600,000	1,603,216
Time Warner Entertainment Co.
8.38%, 07/15/33	1,300,000	1,565,990
Tribune Co.
5.50%, 10/06/08	750,000	705,938

		30,955,530

MINING (0.27%)
Freeport-McMoRan Copper & Gold Inc.
8.25%, 04/01/15	1,500,000	1,590,000
8.38%, 04/01/17	500,000	536,250
Vale Overseas Ltd.
6.88%, 11/21/36	1,900,000	1,922,061

		4,048,311

OFFICE & BUSINESS EQUIPMENT (0.57%)
Xerox Corp.
5.72%, 12/18/09	2,750,000	2,754,527
6.88%, 08/15/11	250,000	261,532
7.13%, 06/15/10	3,000,000	3,143,052
9.75%, 01/15/09	2,200,000	2,299,904

		8,459,015

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

OIL & GAS (0.98%)
Burlington Resources Finance Co.
7.20%, 08/15/31	$2,300,000	$2,665,199
Chesapeake Energy Corp.
6.88%, 01/15/16	500,000	495,000
Enterprise Products Operating LP
5.75%, 03/01/35	1,500,000	1,364,315
7.50%, 02/01/11	3,600,000	3,825,256
Enterprise Products Operating LP Series B
4.63%, 10/15/09	2,000,000	1,996,854
Forest Oil Corp.
7.25%, 06/15/19 (b)	250,000	251,250
8.00%, 12/15/11	500,000	520,000
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%, 11/01/15 (b)	250,000	245,625
Marathon Oil Corp.
6.60%, 10/01/37	1,000,000	1,042,717
Parker Drilling Co.
9.63%, 10/01/13 (c)	500,000	531,250
Pemex Project Fun ding Master Trust
8.50%, 02/15/08	806,000	808,015
Range Resources Corp.
7.50%, 05/15/16	250,000	255,000
W&T Offshore Inc.
8.25%, 06/15/14 (b)	500,000	468,750

		14,469,231

OIL & GAS SERVICES (0.01%)
Grant Prideco Inc.
6.13%, 08/15/15	100,000	104,500

		104,500

PACKAGING & CONTAINERS (0.08%)
Crown Americas Inc.
7.63%, 11/15/13	500,000	511,250
Graham Packaging Co. Inc.
8.50%, 10/15/12	250,000	233,750
Smurfit-Stone Container Enterprises Inc.
8.00%, 03/15/17	500,000	483,125

		1,228,125

PHARMACEUTICALS (0.02%)
AmerisourceBergen Corp.
5.88%, 09/15/15	250,000	245,298

		245,298

PIPELINES (0.73%)
Colorado Interstate Gas Co.
6.80%, 11/15/15	250,000	260,240
Copano Energy LLC
8.13%, 03/01/16	250,000	251,875

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

PIPELINES (Cont.)
El Paso Corp.
7.80%, 08/01/31	$250,000	$253,714
Kinder Morgan Energy Partners LP
5.85%, 09/15/12	3,500,000	3,603,607
6.30%, 02/01/09	3,890,000	3,940,321
Pacific Energy Partners LP
6.25%, 09/15/15	250,000	250,437
Plains All American Pipeline LP
6.70%, 05/15/36	1,000,000	1,004,961
SemGroup LP
8.75%, 11/15/15 (b)	500,000	475,000
Williams Companies Inc. (The)
7.13%, 09/01/11	500,000	528,125
Williams Partners LP
7.25%, 02/01/17	250,000	257,500

		10,825,780

REAL ESTATE (0.07%)
Westfield Capital Corp. Ltd.
4.38%, 11/15/10 (b)	1,000,000	975,687

		975,687

REAL ESTATE INVESTMENT TRUSTS (0.47%)
iStar Financial Inc.
7.00%, 03/15/08	1,750,000	1,746,985
Omega Healthcare Investors Inc.
7.00%, 01/15/16	250,000	246,250
Simon Property Group LP
5.00%, 03/01/12	2,000,000	1,950,822
5.75%, 05/01/12	3,000,000	3,017,946

		6,962,003

RETAIL (1.16%)
Asbury Automotive Group Inc.
7.63%, 03/15/17	250,000	221,250
CVS Caremark Corp.
5.44%, 06/01/10	4,000,000	3,957,096
Home Depot Inc.
5.12%, 12/16/09	1,000,000	979,699
Inergy LP
6.88%, 12/15/14	750,000	729,375
8.25%, 03/01/16 (b)	250,000	258,750
May Department Stores Co. (The)
5.95%, 11/01/08	4,980,000	4,992,729
McDonald’s Corp.
5.80%, 10/15/17	1,000,000	1,035,378
Penney (J.C.) Co. Inc.
7.65%, 08/15/16	250,000	266,505
7.95%, 04/01/17	250,000	270,697
Rite Aid Corp.
7.50%, 03/01/17	250,000	220,313
Wal-Mart Stores Inc.
6.50%, 08/15/37	1,100,000	1,158,317

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

RETAIL (Cont.)
Yum! Brands Inc.
7.65%, 05/15/08	$3,000,000	$3,028,386

		17,118,495

SEMICONDUCTORS (0.04%)
Advanced Micro Devices Inc.
7.75%, 11/01/12	162,000	140,940
Sensata Technologies BV
8.00%, 05/01/14	500,000	470,000

		610,940

SOFTWARE (0.10%)
Oracle Corp.
5.25%, 01/15/16	1,500,000	1,497,056

		1,497,056

TELECOMMUNICATIONS (4.40%)
AT&T Inc.
4.95%, 01/15/13	3,500,000	3,518,655
AT&T Wireless Services Inc.
8.75%, 03/01/31	1,000,000	1,295,983
BellSouth Corp.
6.55%, 06/15/34	4,000,000	4,137,216
Citizens Communications Co.
6.25%, 01/15/13	500,000	484,375
Deutsche Telekom International Finance AG
8.00%, 06/15/10	5,000,000	5,337,960
8.25%, 06/15/30	3,000,000	3,743,256
Embarq Corp.
6.74%, 06/01/13	1,750,000	1,810,160
France Telecom SA
7.75%, 03/01/11	4,000,000	4,299,300
8.50%, 03/01/31	2,000,000	2,593,314
Intelsat Ltd.
5.25%, 11/01/08	1,000,000	987,500
Koninklijke KPN NV
8.00%, 10/01/10	1,500,000	1,608,699
Qwest Corp.
6.50%, 06/01/17	500,000	478,750
8.88%, 03/15/12	250,000	267,500
Rogers Wireless Inc.
6.38%, 03/01/14	2,000,000	2,060,316
7.50%, 03/15/15	750,000	820,189
Sprint Capital Corp.
6.13%, 11/15/08	6,300,000	6,307,806
Sprint Nextel Corp.
5.24%, 06/28/10	5,380,000	5,169,066
Telecom Italia Capital SA
4.00%, 11/15/08	3,480,000	3,435,063
4.00%, 01/15/10	3,680,000	3,604,317
5.25%, 10/01/15	2,500,000	2,435,623

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

TELECOMMUNICATIONS (Cont.)
Telefonica Emisiones SAU
5.23%, 06/19/09	$3,630,000	$3,603,359
5.86%, 02/04/13	3,600,000	3,704,126
6.22%, 07/03/17	2,100,000	2,181,883
Vodafone Group PLC
5.63%, 02/27/17	950,000	945,966
West Corp.
9.50%, 10/15/14	250,000	245,000

		65,075,382

TRANSPORTATION (0.44%)
CNF Inc.
6.70%, 05/01/34	2,500,000	2,268,728
CSX Corp.
5.75%, 03/15/13	2,600,000	2,632,219
6.15%, 05/01/37	1,750,000	1,635,414

		6,536,361

TOTAL CORPORATE BONDS & NOTES
(Cost: $462,693,075)		457,936,215

ASSET-BACKED SECURITIES (1.05%)
Countrywide Asset-Backed Certificates Series 2004-10 Class AF4
4.51%, 07/25/32	3,094,895	3,031,280
Dunkin Securitization Series 2006-1 Class A2
5.78%, 06/20/31 (a) (b)	13,000,000	12,549,314
Sasco Net Interest Margin Trust Series 2005-NC2A Class A
5.50%, 05/27/35 (b)	105,715	3,673

TOTAL ASSET-BACKED SECURITIES
(Cost: $16,172,866)		15,584,267

COLLATERALIZED MORTGAGE OBLIGATIONS (13.49%)

MORTGAGE-BACKED SECURITIES (13.49%)
Banc of America Alternative Loan Trust Series 2003-5 Class 2A1
5.00%, 07/25/18	2,896,441	2,852,091
Banc of America Commercial Mortgage Inc. Series 2005-6, Class A2
5.17%, 09/10/47	2,900,000	2,907,498
Banc of America Funding Corp. Series 2006-H Class 2A1
6.09%, 09/20/46	4,639,737	4,705,323
Bear Stearns Commercial Mortgage Securities Series 2002-PBW1 Class X1
0.48%, 11/11/35 (a) (b)	72,404,424	2,353,144

Security	Principal	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (Cont.)

MORTGAGE-BACKED SECURITIES (Cont.)
Bear Stearns Commercial Mortgage Securities Series 2006-T22 Class A3
5.47%, 04/12/38	$7,000,000	$7,066,431
Chase Mortgage Finance Corp. Series 2006-A1 Class 1A1
6.03%, 09/25/36 (a)	3,717,445	3,702,315
Commercial Mortgage Pass Through Certificates Series 2001-J2A Class XC
0.48%, 07/16/34 (a) (b)	99,102,989	1,660,780
Commercial Mortgage Pass Through Certificates Series 2005-F10A Class AJ2
5.22%, 04/15/17 (a) (b)	9,000,000	8,763,398
Countrywide Alternative Loan Trust Series 2006-4CB Class 1A1
6.00%, 04/25/36 (a)	3,868,726	3,820,367
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-5 Class 5A1
5.00%, 08/25/19	4,019,919	3,991,028
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A5
0.19%, 05/15/36 (a) (b)	223,896,241	3,152,459
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C3 Class A2
4.51%, 07/15/37	10,000,000	9,882,111
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class A1
4.37%, 02/15/39	2,983,406	2,951,413
Global Signal Trust Series 2006-1 Class C
5.71%, 02/15/36 (a) (b)	3,000,000	2,978,280
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2002-C1, Class A2
4.91%, 07/12/37	4,566,729	4,588,795
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2002-CIB5 Class X1
0.57%, 10/12/37 (a) (b)	208,968,378	8,505,666
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP1, Class A2
4.63%, 03/15/46	7,000,000	6,942,271
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5 Class A3
5.21%, 12/15/44	4,000,000	3,987,199

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Principal	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (Cont.)

MORTGAGE-BACKED SECURITIES (Cont.)
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP6 Class A3B
5.56%, 04/15/43	$10,000,000	$10,047,160
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX Class A1S
4.93%, 01/15/49	9,974,679	9,860,702
JP Morgan Mortgage Trust Series 2006-A1 Class 2A2
5.36%, 02/25/36	6,494,838	6,455,742
LB-UBS Commercial Mortgage Trust Series 2002-C4, Class A2
4.02%, 09/15/26	2,739,284	2,717,237
LB-UBS Commercial Mortgage Trust Series 2003-C3 Class XCL
0.89%, 02/15/37 (a) (b)	116,440,081	2,765,452
LB-UBS Commercial Mortgage Trust Series 2004-C7 Class A2
3.99%, 10/15/29	5,635,000	5,577,805
MASTR Adjustable Rate Mortgages Trust Series 2004-11 Class 2A1
5.25%, 11/25/34	24,027	23,336
MASTR Asset Securitization Trust Series 2003-5 Class 4A4
5.50%, 06/25/33	2,092,014	2,062,596
MASTR Asset Securitization Trust Series 2003-7 Class 1A1
5.50%, 09/25/33	2,622,307	2,598,543
MASTR Asset Securitization Trust Series 2003-8 Class 1A1
5.50%, 09/25/33	4,122,213	4,090,011
Merrill Lynch Mortgage Investors Inc. Series 2005-WMC2 Class A1B
5.13%, 04/25/36	378,661	378,272
Merrill Lynch Mortgage Investors Inc. Series 2006-A1 Class 1A1
5.85%, 03/25/36 (a)	6,718,074	6,499,737
Merrill Lynch Mortgage Trust Series 2005-LC1 Class A3
5.29%, 01/12/44	3,000,000	2,999,440
Morgan Stanley Capital I Series 2003-T11 Class X1
0.25%, 06/13/41 (a) (b)	536,072,921	4,355,593
Residential Funding Mortgage Securities I Series 2003-S15 Class A1
4.50%, 08/25/18	1,688,460	1,639,917
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8 Class 4A1
5.99%, 09/25/36	4,856,630	4,829,048

Security	Principal	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (Cont.)

MORTGAGE-BACKED SECURITIES (Cont.)
TIAA Retail Commercial Trust Series 2001-C1, Class A4
6.68%, 06/19/31 (b)	$4,700,000	$4,814,533
Wachovia Bank Commercial Mortgage Trust Series 2005-C16, Class A2
4.38%, 10/15/41	4,266,377	4,217,487
Wachovia Bank Commercial Mortgage Trust Series 2005-C22 Class A3
5.29%, 12/15/44	10,000,000	10,014,795
Wachovia Bank Commercial Mortgage Trust Series 2005-WL6A Class G
5.58%, 10/15/17 (a) (b)	5,000,000	4,835,352
Washington Mutual Inc. Series 2006-AR10 Class 1A2
5.94%, 09/25/36 (a)	5,374,670	5,378,279
Washington Mutual Inc. Series 2006-AR14 Class 1A1
5.65%, 11/25/36 (a)	9,867,382	9,880,864
Wells Fargo Mortgage-Backed Securities Trust Series 2003-10 Class A1
4.50%, 09/25/18	1,732,346	1,682,541
Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR13 Class A1
5.76%, 09/25/36	6,999,461	7,063,048

		199,598,059

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $201,678,627)		199,598,059

U.S. GOVERNMENT & AGENCY OBLIGATIONS (55.10%)

MORTGAGE-BACKED SECURITIES (44.70%)
Federal Home Loan Mortgage Corp.
4.14%, 10/01/33	3,644,882	3,645,371
4.50%, 11/01/18	5,773,146	5,676,874
4.50%, 08/01/20	3,490,578	3,430,890
4.50%, 01/01/23 (d)	9,000,000	8,850,942
4.62%, 09/01/33 (a)	2,527,000	2,538,056
5.00%, 10/01/20	6,351,957	6,358,188
5.00%, 02/01/23 (d)	9,000,000	9,005,625
5.00%, 12/15/34	1,934,021	172,947
5.00%, 01/01/38 (d)	34,000,000	33,171,250
5.23%, 04/15/28	2,250,674	2,246,516
5.50%, 03/15/20	628,440	6,365
5.50%, 05/15/24	5,974,167	279,950
5.50%, 03/15/25	2,358,220	121,719
5.50%, 11/15/26	13,000,000	13,181,991
5.50%, 02/15/27	20,032,557	20,314,583
5.50%, 05/15/29	5,371,232	441,751
5.50%, 10/01/32	14,387,139	14,398,537
5.50%, 05/01/34	72,193	72,128

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Principal	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cont.)

MORTGAGE-BACKED SECURITIES (Cont.)
5.50%, 10/01/34	$511,680	$511,224
5.50%, 12/01/36	10,641,116	10,620,488
5.50%, 01/01/38 (d)	10,000,000	9,978,120
5.59%, 01/01/37 (a)	5,344,367	5,397,838
5.80%, 06/01/36	8,223,705	8,295,462
6.00%, 01/15/24	5,624,675	5,693,456
6.00%, 05/15/27	6,935,330	7,036,453
6.00%, 07/15/27	6,641,612	6,749,063
6.00%, 12/01/28	4,416,463	4,516,893
6.00%, 02/15/34	6,444,188	6,542,362
6.00%, 09/01/34	1,770,332	1,799,477
6.00%, 01/01/38 (d)	43,000,000	43,631,584
6.41%, 11/01/36	12,411,211	12,636,221
6.50%, 05/01/21	1,668	1,726
6.50%, 09/01/21	1,593,037	1,641,877
6.50%, 01/01/36	14,095	14,506
6.50%, 08/01/36	16,829,792	17,303,031
6.50%, 01/01/38 (d)	16,000,000	16,444,992
Federal National Mortgage Association
4.50%, 05/01/18	4,063,784	3,998,451
4.50%, 07/01/18	6,061,841	5,964,385
4.50%, 11/01/18	4,084,914	4,019,683
4.50%, 08/01/35	8,388,236	7,943,394
4.56%, 06/01/35	7,177,774	7,108,421
4.59%, 02/01/36	4,024,108	4,041,996
4.73%, 06/01/35	4,589,933	4,609,542
4.99%, 07/01/35	2,663,502	2,669,930
5.00%, 01/01/18	1,229,811	1,232,772
5.00%, 09/01/18	7,735,743	7,755,082
5.00%, 12/01/18	640,599	642,200
5.00%, 01/01/19	538,960	540,307
5.00%, 06/01/19	1,226,503	1,229,165
5.00%, 08/01/19	673,749	674,992
5.00%, 09/01/19	518,071	519,027
5.00%, 11/01/19	1,278,490	1,280,848
5.00%, 01/01/20	631,252	631,871
5.00%, 05/01/20	6,219,500	6,225,601
5.00%, 06/01/20	566,512	567,067
5.00%, 11/01/33	48,806,655	47,694,059
5.00%, 12/01/33	15,503,715	15,150,293
5.00%, 03/01/34	7,790,520	7,612,927
5.00%, 09/01/35	392,178	382,873
5.13%, 01/01/35	5,092,845	5,111,610
5.13%, 04/01/37 (a)	2,360,694	2,370,932
5.24%, 05/01/35	2,109,409	2,128,504
5.47%, 01/01/37	2,916,939	2,952,640
5.50%, 09/01/19	4,026,311	4,082,673
5.50%, 10/01/19	3,072,913	3,115,929
5.50%, 07/01/33	28,890,939	28,912,361
5.50%, 01/01/34	6,635,643	6,640,564
5.50%, 07/01/34	10,982,229	10,982,835
5.50%, 02/01/35	4,671,918	4,672,176
5.50%, 03/01/35	1,087,508	1,086,844
5.50%, 12/01/35	4,376,996	4,374,326
5.50%, 03/01/36	4,433,365	4,428,575

Security	Shares or Principal	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cont.)

MORTGAGE-BACKED SECURITIES (Cont.)
5.50%, 09/01/36	$13,324,813	$13,334,694
5.50%, 12/01/36	5,678,072	5,671,937
5.50%, 01/01/38 (d)	32,000,000	31,960,000
6.00%, 03/01/33	670,314	682,038
6.00%, 08/01/34	381,672	388,106
6.00%, 01/01/38 (d)	41,200,000	41,830,854
6.03%, 12/01/36 (a)	2,064,649	2,091,269
6.06%, 09/01/36	2,273,962	2,300,233
6.50%, 01/01/38 (d)	8,000,000	8,222,496
Government National Mortgage Association
5.50%, 06/15/34	1,652,514	1,665,074
5.50%, 01/01/38 (d)	7,000,000	7,050,316
6.00%, 01/01/38 (d)	40,000,000	40,950,000
6.50%, 01/01/38 (d)	9,000,000	9,289,710

		661,520,038

U.S. GOVERNMENT AGENCY OBLIGATIONS (4.81%)
Federal National Mortgage Association
5.38%, 06/12/17 (c)	67,000,000	71,172,358

		71,172,358

U.S. GOVERNMENT OBLIGATIONS (5.59%)
U.S. Treasury Bonds
5.38%, 02/15/31 (c)	34,050,000	38,362,126
6.13%, 08/15/29 (c)	7,800,000	9,542,200
U.S. Treasury Inflation-Indexed Bonds
1.88%, 07/15/15 (c)	23,628,440	24,085,968
U.S. Treasury Notes
2.63%, 05/15/08 (e)	398,000	396,974
3.13%, 04/15/09 (e)	605,000	605,284
4.00%, 02/15/14 (c) (e)	9,500,000	9,705,590

		82,698,142

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $806,653,182)		815,390,538

SHORT-TERM INVESTMENTS (22.22%)

MONEY MARKET FUNDS (22.22%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
4.84% (f) (g)	233,688,441	233,688,441
BGI Cash Premier Fund LLC
4.90% (f) (g) (h)	95,158,475	95,158,475

		328,846,916

TOTAL SHORT-TERM INVESTMENTS
(Cost: $328,846,916)		328,846,916

TOTAL INVESTMENTS IN SECURITIES (122.80%)
(Cost: $1,816,044,666)		1,817,355,995

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Security	Principal	Value

SECURITIES SOLD SHORT (-1.25%)

U.S. GOVERNMENT AGENCY OBLIGATIONS (-1.25%)
Federal National Mortgage Association
5.00%, 01/01/38 (d)	$(19,000,000)	$(18,536,875)

		(18,536,875)

TOTAL SECURITIES SOLD SHORT
(Proceeds: $18,700,156)		(18,536,875)

OTHER ASSETS, LESS LIABILITIES (-21.55%)		(318,931,018)

NET ASSETS (100.00%)		$1,479,888,102

(a)	Security valued at fair value in accordance with procedures approved by the Board of Trustees. See Note 1.
(b)	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
(c)	All or a portion of this security represents a security on loan. See Note 4.
(d)	To-be-announced (TBA). See Note 1.
(e)	All or a portion of this U.S. Treasury Note is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.
(f)	Affiliated issuer. See Note 2.
(g)	The rate quoted is the annualized seven-day yield of the fund at period end.
(h)	This security represents an investment of securities lending collateral. See Note 4.

As of December 31, 2007, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized appreciation (depreciation)

2-Year U.S. Treasury Notes (March 2008)	224	$47,096,000	$(4,091)

5-Year U.S. Treasury Notes (March 2008)	717	79,071,656	65,138

10-Year U.S. Treasury Notes (March 2008)	585	66,333,516	(78,523)

30-Year U.S. Treasury Bonds (March 2008)	106	12,335,750	(89,944)

			$(107,420)

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

As of December 31, 2007, the Master Portfolio held the following open swap contracts:

Description	Notional amount	Net unrealized appreciation (depreciation)
Credit Default Swaps

Agreement with Goldman Sachs Group Inc. dated 7/26/07 to receive 3.33% per year times the notional amount. The Master Portfolio makes payment only upon a default event of L-3 Communications Corp. 7.63% due 6/15/12. Expiring 9/20/12.	$2,750,000	$237,952

Agreement with Goldman Sachs Group Inc. dated 9/21/07 to pay 1.40% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Dow Jones Credit Derivatives Index, Investment Grade High Volatility. Expiring 12/20/12.	40,000,000	1,022,008

Agreement with JPMorgan Chase & Co. dated 9/1/04 to receive 1.19% per year times the notional amount. The Master Portfolio makes payment only upon a default event of iStar Financial Inc. 6.00% due 12/15/10. Expiring 12/20/09.	2,000,000	(128,138)

Agreement with JPMorgan Chase & Co. dated 8/10/06 to pay 0.65% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Con-Way Inc. 8.88% due 5/1/10. Expiring 9/20/13.	2,500,000	89,018

Agreement with JPMorgan Chase & Co. dated 10/16/06 to pay 0.71% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Con-Way Inc. 6.70% due 5/1/34. Expiring 12/20/13.	3,000,000	101,193

Agreement with JPMorgan Chase & Co. dated 7/12/07 to pay 2.75% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Dow Jones Credit Derivatives Index, Investment Grade High Volatility. Expiring 6/20/12.	54,750,000	2,690,668

Agreement with JPMorgan Chase & Co. dated 7/12/07 to receive 5.00% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Charter Communications Holdings LLC 10.00% due 4/1/09. Expiring 9/20/12.	1,000,000	(430,273)

Agreement with JPMorgan Chase & Co. dated 7/13/07 to receive 5.00% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Charter Communications Holdings LLC 10.00% due 4/1/09. Expiring 9/20/12.	1,500,000	(645,409)

Description	Notional amount	Net unrealized appreciation (depreciation)
Credit Default Swaps (Cont.)

Agreement with JPMorgan Chase & Co. dated 7/20/07 to receive 5.00% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Charter Communications Holdings LLC 10.00% due 4/1/09. Expiring 9/20/12.	$1,250,000	$(537,841)

Agreement with JPMorgan Chase & Co. dated 7/23/07 to receive 5.00% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Charter Communications Holdings LLC 10.00% due 4/1/09. Expiring 9/20/12.	500,000	(215,136)

Agreement with JPMorgan Chase & Co. dated 7/24/07 to receive 5.00% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Charter Communications Holdings LLC 10.00% due 4/1/09. Expiring 9/20/12.	2,000,000	(860,545)

Agreement with JPMorgan Chase & Co. dated 7/26/07 to receive 4.35% per year times the notional amount. The Master Portfolio makes payment only upon a default event of AES Corp. (The) 7.75% due 3/1/14. Expiring 9/20/12.	4,000,000	132,715

Agreement with JPMorgan Chase & Co. dated 7/26/07 to receive 4.90% per year times the notional amount. The Master Portfolio makes payment only upon a default event of MGM Mirage 5.88% due 2/27/14. Expiring 9/20/12.	4,250,000	395,418

Agreement with JPMorgan Chase & Co. dated 7/27/07 to receive 4.70% per year times the notional amount. The Master Portfolio makes payment only upon a default event of AK Steel Corp. 7.75% due 6/15/12. Expiring 9/20/12.	1,500,000	99,661

Agreement with JPMorgan Chase & Co. dated 9/14/07 to receive 0.41% per year times the notional amount. The Master Portfolio makes payment only upon a default event of American International Group Inc. 4.25% due 5/15/13. Expiring 9/20/08.	7,050,000	(14,858)

Agreement with JPMorgan Chase & Co. dated 9/28/07 to pay 3.75% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Dow Jones Credit Derivatives Index, Investment Grade High Volatility. Expiring 12/20/12.	25,650,000	1,138,106

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Description	Notional amount	Net unrealized appreciation (depreciation)
Credit Default Swaps (Cont.)

Agreement with Lehman Brothers, Inc. dated 3/20/06 to receive 0.36% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Petroleos Mexicanos 9.50% due 9/15/27. Expiring 4/20/08.	$5,250,000	$1,059

Agreement with Lehman Brothers, Inc. dated 4/5/06 to receive 0.39% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Petroleos Mexicanos 9.50% due 9/15/27. Expiring 4/20/08.	2,000,000	582

Agreement with Lehman Brothers Inc. dated 7/17/07 to receive 5.00% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Charter Communications Holdings LLC 10.00% due 4/1/09. Expiring 9/20/12.	500,000	(215,136)

Agreement with Lehman Brothers Inc. dated 7/26/07 to receive 4.10% per year times the notional amount. The Master Portfolio makes payment only upon a default event of IKON Office Solutions Inc. 7.75% due 9/15/15. Expiring 9/20/12.	1,250,000	15,013

Agreement with Lehman Brothers Inc. dated 7/27/07 to receive 4.25% per year times the notional amount. The Master Portfolio makes payment only upon a default event of IKON Office Solutions Inc. 7.75% due 9/15/15. Expiring 9/20/12.	750,000	13,374

Agreement with Lehman Brothers Inc. dated 8/1/07 to receive 3.60% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Domtar Inc. 7.13% due 8/15/15. Expiring 9/20/12.	4,000,000	190,679

Agreement with Lehman Brothers Inc. dated 8/1/07 to receive 4.15% per year times the notional amount. The Master Portfolio makes payment only upon a default event of IKON Office Solutions Inc. 7.75% due 9/15/15. Expiring 9/20/12.	750,000	10,463

Agreement with Lehman Brothers Inc. dated 9/21/07 to pay 1.40% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Dow Jones Credit Derivatives Index, Investment Grade High Volatility. Expiring 12/20/12.	7,250,000	185,239

Agreement with UBS AG dated 6/26/07 to receive 1.28% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Reynolds American Inc. 7.63% due 6/1/16. Expiring 9/20/17.	1,750,000	22,378

Description	Notional amount	Net unrealized appreciation (depreciation)
Credit Default Swaps (Cont.)

Agreement with UBS AG dated 7/26/07 to receive 3.30% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Pride International Inc. 7.38% due 7/15/14. Expiring 9/20/12.	$750,000	$44,884

Agreement with UBS AG dated 7/27/07 to receive 3.35% per year times the notional amount. The Master Portfolio makes payment only upon a default event of L-3 Communications Corp. 7.63% due 6/15/12. Expiring 9/20/12.	500,000	43,790

Agreement with UBS AG dated 8/10/07 to receive 1.30% per year times the notional amount. The Master Portfolio makes payment only upon a default event of MBIA Inc. 5.38 % due 10/6/10. Expiring 9/20/08.	2,700,000	(47,902)

Agreement with UBS AG dated 8/10/07 to receive 1.45% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Ambac Assurance Corp. 5.90% due 2/22/21. Expiring 9/20/08.	2,700,000	(52,672)

Agreement with UBS AG dated 8/10/07 to receive 2.00% per year times the notional amount. The Master Portfolio makes payment only upon a default event of CIT Group Inc. 7.75% due 4/2/12. Expiring 9/20/08.	3,600,000	(76,510)

		$3,209,780

Interest-Rate Swaps

Agreement with Deutsche Bank AG dated 12/1/05 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 4.98%. Expiring 12/5/10.	9,000,000	261,694

Agreement with Deutsche Bank AG dated 12/1/05 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 5.10%. Expiring 12/5/15.	5,000,000	192,082

Agreement with Deutsche Bank AG dated 3/24/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.16%. Expiring 3/28/13.	10,000,000	(441,486)

Agreement with Deutsche Bank AG dated 5/16/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.46%. Expiring 5/18/11.	5,000,000	(233,987)

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Description	Notional amount	Net unrealized appreciation (depreciation)
Interest-Rate Swaps (Cont.)

Agreement with Deutsche Bank AG dated 8/22/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.22%. Expiring 8/24/09.	$2,500,000	$(53,061)

Agreement with Deutsche Bank AG dated 8/17/07 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.09%. Expiring 8/21/12.	16,950,000	(678,935)

Agreement with Goldman Sachs Group Inc. dated 5/17/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.53%. Expiring 5/19/11.	2,400,000	(117,079)

Agreement with Goldman Sachs Group Inc. dated 5/22/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.43%. Expiring 5/24/11.	10,500,000	(481,155)

Agreement with Goldman Sachs Group Inc. dated 10/13/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.26%. Expiring 10/17/08.	7,100,000	(55,539)

Agreement with Goldman Sachs Group Inc. dated 10/13/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.27%. Expiring 10/17/11.	1,250,000	(54,411)

Agreement with Goldman Sachs Group Inc. dated 5/11/07 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.05%. Expiring 5/15/11.	10,700,000	(362,809)

Agreement with Goldman Sachs Group Inc. dated 8/17/07 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.10%. Expiring 8/21/12.	16,950,000	(684,598)

Agreement with Goldman Sachs Group Inc. dated 11/7/07 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 4.70%. Expiring 11/9/12.	25,250,000	(595,850)

Agreement with Goldman Sachs Group Inc. dated 11/7/07 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 4.71%. Expiring 11/9/12.	33,750,000	(813,339)

Description	Notional amount	Net unrealized appreciation (depreciation)
Interest-Rate Swaps (Cont.)

Agreement with Goldman Sachs Group Inc. dated 11/28/07 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 4.07%. Expiring 11/30/10.	$107,000,000	$456,741

Agreement with Goldman Sachs Group Inc. dated 12/19/07 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 4.28%. Expiring 12/21/12.	13,600,000	60,633

Agreement with JPMorgan Chase & Co. dated 1/5/06 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 4.90%. Expiring 1/9/16.	6,250,000	158,826

Agreement with JPMorgan Chase & Co. dated 3/8/06 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 5.28%. Expiring 3/10/16.	4,000,000	202,841

Agreement with JPMorgan Chase & Co. dated 3/8/06 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 5.32%. Expiring 3/10/26.	2,000,000	87,616

Agreement with JPMorgan Chase & Co. dated 8/2/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.40%. Expiring 8/4/08.	7,000,000	(39,820)

Agreement with JPMorgan Chase & Co. dated 8/24/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.27%. Expiring 8/29/11.	1,000,000	(42,388)

Agreement with JPMorgan Chase & Co. dated 8/24/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.31%. Expiring 8/29/08.	5,600,000	(32,408)

Agreement with JPMorgan Chase & Co. dated 5/11/07 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.06%. Expiring 5/17/10.	14,000,000	(389,996)

Agreement with JPMorgan Chase & Co. dated 11/28/07 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 4.50%. Expiring 11/30/14.	50,000,000	237,878

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Description	Notional amount	Net unrealized appreciation (depreciation)
Interest-Rate Swaps (Cont.)

Agreement with Lehman Brothers Inc. dated 11/7/07 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 4.69%. Expiring 11/9/12.	$2,750,000	$(63,791)

Agreement with Lehman Brothers Inc. dated 11/7/07 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 4.69%. Expiring 11/9/12.	16,500,000	(383,634)

Agreement with Lehman Brothers Inc. dated 11/7/07 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 4.70%. Expiring 11/9/12.	25,250,000	(599,702)

Agreement with Lehman Brothers Inc. dated 12/19/07 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 4.89%. Expiring 12/21/22.	7,000,000	1,778

Agreement with Lehman Brothers Inc. dated 12/19/07 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 4.98%. Expiring 12/21/27.	4,100,000	(3,682)

Description	Notional amount	Net unrealized appreciation (depreciation)
Interest-Rate Swaps (Cont.)

Agreement with UBS AG dated 6/15/07 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 5.63%. Expiring 6/19/12.	$76,100,000	$4,668,518

Agreement with UBS AG dated 6/22/07 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 5.60%. Expiring 6/26/12.	76,100,000	4,617,956

		$4,818,893

Swaptions

Agreement with JPMorgan Chase & Co. dated 6/23/04. Option to enter into a ten-year interest rate swap, receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 6.46%. Expiring 6/23/09.	$18,200,000.00	$92,526

MASTER INVESTMENT PORTFOLIO

Portfolio Allocations

December 31, 2007

(Unaudited)

S&P 500 INDEX MASTER PORTFOLIO

Sector/Investment Type	Value	% of Net Assets

Consumer Non-Cyclical	$581,957,475	19.94%
Financial	491,462,774	16.83
Energy	361,196,199	12.38
Industrial	335,990,466	11.49
Technology	330,412,599	11.30
Communications	316,644,764	10.84
Consumer Cyclical	200,229,895	6.84
Utilities	98,676,197	3.38
Basic Materials	79,967,603	2.74
Diversified	1,663,666	0.06
Futures Contracts	(3,061,393)	(0.10)
Short-Term and Other Net Assets	125,607,425	4.30

TOTAL	$2,920,747,670	100.00%

LIFEPATH RETIREMENT MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Fixed Income	$205,346,136	61.90%
Domestic Equity	90,315,617	27.23
Foreign Equity	34,612,423	10.43
Short-Term and Other Net Assets	1,459,206	0.44

TOTAL	$331,733,382	100.00%

LIFEPATH 2010 MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Fixed Income	$544,620,991	54.55%
Domestic Equity	322,799,199	32.33
Foreign Equity	121,831,779	12.20
Short-Term and Other Net Assets	9,158,030	0.92

TOTAL	$998,409,999	100.00%

LIFEPATH 2020 MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Equity	$870,064,292	47.60%
Domestic Fixed Income	629,631,408	34.45
Foreign Equity	314,456,583	17.20
Short-Term and Other Net Assets	13,735,697	0.75

TOTAL	$1,827,887,980	100.00%

LIFEPATH 2030 MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Equity	$818,641,873	58.76%
Foreign Equity	292,782,974	21.01
Domestic Fixed Income	272,872,192	19.59
Short-Term and Other Net Assets	8,881,265	0.64

TOTAL	$1,393,178,304	100.00%

LIFEPATH 2040 MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Equity	$693,347,529	67.78%
Foreign Equity	247,250,827	24.17
Domestic Fixed Income	74,628,386	7.30
Short-Term and Other Net Assets	7,714,161	0.75

TOTAL	$1,022,940,903	100.00%

ACTIVE STOCK MASTER PORTFOLIO

Sector/Investment Type	Value	% of Net Assets

Consumer Non-Cyclical	$458,946,249	22.00%
Financial	334,962,238	16.06
Energy	243,456,884	11.67
Technology	237,316,459	11.38
Industrial	224,944,545	10.79
Communications	219,993,787	10.55
Consumer Cyclical	116,375,297	5.58
Utilities	78,137,185	3.75
Basic Materials	38,191,297	1.83
Futures Contracts	(647,045)	(0.03)
Short-Term and Other Net Assets	133,837,551	6.42

TOTAL	$2,085,514,447	100.00%

These tables are not part of the financial statements.

MASTER INVESTMENT PORTFOLIO

Portfolio Allocations (continued)

December 31, 2007

(Unaudited)

COREALPHA BOND MASTER PORTFOLIO

Sector/Investment Type	Value	% of Net Assets

Mortgage-Backed Securities	$861,118,097	58.18%
Financial	182,850,818	12.36
U.S. Government & Agency Obligations	153,870,500	10.40
Communications	96,030,912	6.49
Consumer Cyclical	49,410,593	3.34
Consumer Non-Cyclical	29,511,334	1.99
Energy	25,399,511	1.72
Utilities	24,807,392	1.68
Basic Materials	20,044,197	1.35
Asset-Backed Securities	15,584,267	1.05
Industrial	15,385,001	1.04
Technology	14,496,457	0.98
Futures Contracts	(107,420)	(0.01)
Swap Agreements	8,121,199	0.55
Securities sold short	(18,536,875)	(1.25)
Short-Term and Other Net Assets	1,902,119	0.13

TOTAL	$1,479,888,102	100.00%

These tables are not part of the financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

S&P 500 Index Master Portfolio

Assets
Investments, at cost:

Unaffiliated issuers	$2,335,224,648
Affiliated issuers (Note 2)	465,674,910

Total cost of investments	$2,800,899,558

Investments in securities, at value (including securities on loan (a)) (Note 1):
Unaffiliated issuers	$2,804,652,836
Affiliated issuers (Note 2)	465,674,910

Total value of investments	3,270,327,746
Receivables:
Investment securities sold	1,393,471
Dividends and interest	4,609,098

Total Assets	3,276,330,315

Liabilities
Payables:
Investment securities purchased	1,720,555
Due to broker - variation margin	679,737
Collateral for securities on loan (Note 4)	352,310,746
Securities sold short, at value (Proceeds: $716,129) (Note 1)	716,316
Investment advisory fees (Note 2)	117,291
Accrued expenses:
Professional fees (Note 2)	38,000

Total Liabilities	355,582,645

Net Assets	$2,920,747,670

(a)	Securities on loan with market values of $342,582,053. See Note 4.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2007

	LifePath Retirement Master Portfolio	LifePath 2010 Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio

Assets
Investments, at cost:
Affiliated issuers (Note 2)	$113,298,523	$337,803,644	$711,953,601	$633,412,942	$523,691,625

Total cost of investments	$113,298,523	$337,803,644	$711,953,601	$633,412,942	$523,691,625

Investments, at value (including securities on loan (a)) (Note 1):
Affiliated issuers (Note 2)	$123,023,819	$373,590,328	$794,616,238	$695,918,015	$565,545,084
Affiliated Master Portfolios	238,655,573	696,801,723	1,182,936,795	849,436,627	597,571,831

Total value of investments	361,679,392	1,070,392,051	1,977,553,033	1,545,354,642	1,163,116,915
Receivables:
Investment securities sold	5,594,078	46,779,210	50,106,247	41,671,742	26,670,221
Dividends and interest	1,100,502	3,807,482	9,138,976	8,208,612	6,745,682
Contributions	1,100,000	17,500,000	28,000,000	20,000,000	13,500,000

Total Assets	369,473,972	1,138,478,743	2,064,798,256	1,615,234,996	1,210,032,818

Liabilities
Payables:
Investment securities purchased	2,209,879	17,823,760	32,607,347	27,172,388	17,984,815
Collateral for securities on loan (Note 4)	30,431,345	78,821,713	158,676,394	156,893,442	144,699,088
Investment advisory fees (Note 2)	2,749	10,998	16,638	8,765	3,284
Withdrawals	5,071,590	43,386,026	45,582,228	37,955,367	24,378,681
Accrued expenses:
Professional fees (Note 2)	25,027	26,247	27,669	26,730	26,047

Total Liabilities	37,740,590	140,068,744	236,910,276	222,056,692	187,091,915

Net Assets	$331,733,382	$998,409,999	$1,827,887,980	$1,393,178,304	$1,022,940,903

(a)	Securities on loan with market values of $29,825,595, $76,629,347, $154,551,370, $152,775,749 and $140,574,656, respectively. See Note 4.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2007

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio

Assets
Investments, at cost:

Unaffiliated issuers	$1,879,436,311	$1,487,197,750
Affiliated issuers (Note 2)	293,954,699	328,846,916

Total cost of investments	$2,173,391,010	$1,816,044,666

Investments in securities, at value (including securities on loan (a)) (Note 1):
Unaffiliated issuers	$1,954,854,796	$1,488,509,079
Affiliated issuers (Note 2)	293,954,699	328,846,916

Total value of investments	2,248,809,495	1,817,355,995
Deposits with brokers for securities sold short (b)	—	18,700,156
Swaps at value (Premiums paid: $- and $6,178,291, respectively)	—	5,226,232
Receivables:
Investment securities sold	79,386,035	29,596,873
Dividends and interest	2,942,201	12,640,885
Due from broker - variation margin	—	459,496
Open swap contracts (Note 1)	—	4,116,415

Total Assets	2,331,137,731	1,888,096,052

Liabilities
Payables:
Investment securities purchased	—	289,942,327
Due to broker - variation margin	284,145	—
Due to bank	—	880
Collateral for securities on loan (Note 4)	244,721,821	95,158,475
Securities sold short, at value (Proceeds: $- and $18,700,156, respectively) (Note 1)	—	18,536,875
Collateral for open swap contracts	—	2,081,451
Swaps at value (Premiums received: $- and $1,065,745, respectively)	—	2,016,452
Investment advisory fees (Note 2)	409,091	310,730
Administration fees (Note 2)	172,392	118,991
Accrued expenses:
Professional fees (Note 2)	35,835	41,769

Total Liabilities	245,623,284	408,207,950

Net Assets	$2,085,514,447	$1,479,888,102

(a)	Securities on loan with market values of $230,805,740 and $90,118,713, respectively. See Note 4.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS

For the year ended December 31, 2007

S&P 500 Index Master Portfolio

Net Investment Income
Dividends from unaffiliated issuers	$53,595,852
Interest from unaffiliated issuers	141,708
Interest from affiliated issuers (Note 2)	3,338,357
Securities lending income from unaffiliated issuers	97,866
Securities lending income from affiliated issuers (Note 2)	443,686

Total investment income	57,617,469

Expenses (Note 2)
Investment advisory fees	1,421,389
Professional fees	41,484
Independent trustees’ fees	18,681

Total expenses	1,481,554
Less expense reductions (Note 2)	(60,165)

Net expenses	1,421,389

Net investment income	56,196,080

Realized and Unrealized Gain (Loss)
Net realized gain from sale of investments in unaffiliated issuers	11,211,068
Net realized gain from in-kind redemptions	53,915,076
Net realized gain on futures contracts	1,018,738
Net change in unrealized appreciation (depreciation) of investments	52,882,229
Net change in unrealized appreciation (depreciation) of futures contracts	(3,023,615)
Net change in unrealized appreciation (depreciation) of short positions (Note 1)	(187)

Net realized and unrealized gain	116,003,309

Net increase in net assets resulting from operations	$172,199,389

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS (Continued)

For the year ended December 31, 2007

	LifePath Retirement Master Portfolio	LifePath 2010 Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio

Net Investment Income
Dividends from affiliated issuers (Note 2)	$2,374,224	$7,438,662	$13,908,060	$10,730,635	$7,771,382
Dividends allocated from Master Portfolios	1,068,665	4,081,425	11,011,708	10,143,124	8,666,980
Interest from affiliated issuers (Note 2)	56,309	127,519	255,406	212,627	166,525
Interest allocated from Master Portfolios	8,524,813	23,437,999	27,660,902	12,386,805	4,471,439
Securities lending income from unaffiliated issuers	20,775	71,172	184,447	133,758	115,832
Securities lending income from affiliated issuers (Note 2)	73,903	259,265	595,479	605,049	453,614
Expenses allocated from Master Portfolios (a)	(731,371)	(2,215,179)	(3,713,456)	(2,587,731)	(1,820,325)

Total investment income	11,387,318	33,200,863	49,902,546	31,624,267	19,825,447

Expenses (Note 2)
Investment advisory fees	1,024,301	3,183,423	5,766,487	4,268,650	3,132,367
Professional fees	25,367	27,313	29,627	28,199	27,165
Independent trustees’ fees	1,839	5,640	10,087	7,342	5,333

Total expenses	1,051,507	3,216,376	5,806,201	4,304,191	3,164,865
Less expense reductions (Note 2)	(983,125)	(3,013,008)	(5,468,582)	(4,073,299)	(3,014,674)

Net expenses	68,382	203,368	337,619	230,892	150,191

Net investment income	11,318,936	32,997,495	49,564,927	31,393,375	19,675,256

Realized and Unrealized Gain (Loss)
Net realized gain from sale of investments in unaffiliated issuers	16,412	72,096	230,644	92,359	91,374
Net realized gain from sale of investments in affiliated issuers (Note 2)	2,663,078	11,025,181	21,319,618	16,708,421	14,028,884
Net realized gain allocated from Master Portfolios	1,595,542	10,150,571	29,950,242	25,393,123	19,867,379
Net realized gain on foreign currency transactions	433	1,315	3,244	1,083	958
Net change in unrealized appreciation (depreciation) of investments	546,797	(1,222,284)	(6,616,515)	(8,876,416)	(10,451,317)
Net change in unrealized appreciation (depreciation) allocated from Master Portfolios	(2,472,017)	(13,210,805)	(38,532,372)	(34,281,163)	(27,782,785)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(375)	(1,131)	(2,608)	(875)	(765)

Net realized and unrealized gain (loss)	2,349,870	6,814,943	6,352,253	(963,468)	(4,246,272)

Net increase in net assets resulting from operations	$13,668,806	$39,812,438	$55,917,180	$30,429,907	$15,428,984

(a)	Net of administration fee reductions of $10,457, $33,448, $65,803, $52,172 and $40,266, respectively.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS (Continued)

For the year ended December 31, 2007

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio

Net Investment Income
Dividends from unaffiliated issuers (a)	$34,971,902	$—
Interest from unaffiliated issuers	101,283	61,894,372
Interest from affiliated issuers (Note 2)	2,361,248	11,592,198
Securities lending income from unaffiliated issuers	51,441	16,005
Securities lending income from affiliated issuers (Note 2)	279,090	186,326

Total investment income	37,764,964	73,688,901

Expenses
Investment advisory fees (Note 2)	4,628,299	3,330,156
Administration fees (Note 2)	1,851,319	1,332,063
Professional fees (Note 2)	38,053	43,345
Independent trustees’ fees (Note 2)	11,511	8,182
Interest expense on short sales	—	27,279

Total expenses	6,529,182	4,741,025
Less expense reductions (Note 2)	(150,619)	(51,527)

Net expenses	6,378,563	4,689,498

Net investment income	31,386,401	68,999,403

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from sale of investments in unaffiliated issuers	102,375,384	(16,738,004)
Net realized loss on futures contracts	(569,436)	(66,580)
Net realized gain on swap contracts	—	1,955,488
Net change in unrealized appreciation (depreciation) of investments	(129,681,935)	9,453,524
Net change in unrealized appreciation (depreciation) of futures contracts	(561,743)	1,669,309
Net change in unrealized appreciation (depreciation) of securities sold short	—	(403,640)
Net change in unrealized appreciation (depreciation) of swap contracts	—	3,245,386

Net realized and unrealized loss	(28,437,730)	(884,517)

Net increase in net assets resulting from operations	$2,948,671	$68,114,886

(a)	Net of foreign withholding tax of $26,324 and $—, respectively.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	S&P 500 Index Master Portfolio
	For the year ended December 31, 2007		For the year ended December 31, 2006

Increase (decrease) in net assets

Operations:
Net investment income	$56,196,080		$48,133,776
Net realized gain (loss)	66,144,882		(46,155,589)
Net change in unrealized appreciation (depreciation)	49,858,427		364,703,698

Net increase in net assets resulting from operations	172,199,389		366,681,885

Interestholder transactions:
Contributions	979,975,026	(a)	725,880,991
Withdrawals	(958,876,075)		(773,639,196)

Net increase (decrease) in net assets resulting from interestholder transactions	21,098,951		(47,758,205)

Increase in net assets	193,298,340		318,923,680

NET ASSETS:
Beginning of year	2,727,449,330		2,408,525,650

End of year	$2,920,747,670		$2,727,449,330

(a)	Includes a contribution of securities with unrealized appreciation of $19,641,824.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath Retirement Master Portfolio		LifePath 2010 Master Portfolio
	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

Increase (decrease) in net assets

Operations:
Net investment income	$11,318,936	$9,558,823	$32,997,495	$26,154,449
Net realized gain	4,275,465	5,869,046	21,249,163	21,390,525
Net change in unrealized appreciation (depreciation)	(1,925,595)	7,446,355	(14,434,220)	31,358,366

Net increase in net assets resulting from operations	13,668,806	22,874,224	39,812,438	78,903,340

Interestholder transactions:
Contributions	158,701,423	109,551,839	383,762,831	285,815,972
Withdrawals	(100,915,531)	(102,812,365)	(212,145,818)	(243,730,526)

Net increase in net assets resulting from interestholder transactions	57,785,892	6,739,474	171,617,013	42,085,446

Increase in net assets	71,454,698	29,613,698	211,429,451	120,988,786

NET ASSETS:
Beginning of year	260,278,684	230,664,986	786,980,548	665,991,762

End of year	$331,733,382	$260,278,684	$998,409,999	$786,980,548

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath 2020 Master Portfolio		LifePath 2030 Master Portfolio
	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

Increase (decrease) in net assets

Operations:
Net investment income	$49,564,927	$36,907,011	$31,393,375	$21,211,979
Net realized gain	51,503,748	44,950,648	42,194,986	33,851,669
Net change in unrealized appreciation (depreciation)	(45,151,495)	83,645,833	(43,158,454)	72,941,295

Net increase in net assets resulting from operations	55,917,180	165,503,492	30,429,907	128,004,943

Interestholder transactions:
Contributions	694,165,722	517,707,844	582,096,808	406,831,899
Withdrawals	(313,348,217)	(357,147,662)	(207,988,660)	(222,941,128)

Net increase in net assets resulting from interestholder transactions	380,817,505	160,560,182	374,108,148	183,890,771

Increase in net assets	436,734,685	326,063,674	404,538,055	311,895,714

NET ASSETS:
Beginning of year	1,391,153,295	1,065,089,621	988,640,249	676,744,535

End of year	$1,827,887,980	$1,391,153,295	$1,393,178,304	$988,640,249

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath 2040 Master Portfolio
	For the year ended December 31, 2007	For the year ended December 31, 2006

Increase (decrease) in net assets

Operations:
Net investment income	$19,675,256	$12,430,609
Net realized gain	33,988,595	24,513,874
Net change in unrealized appreciation (depreciation)	(38,234,867)	58,768,367

Net increase in net assets resulting from operations	15,428,984	95,712,850

Interestholder transactions:
Contributions	484,838,269	356,970,096
Withdrawals	(185,593,608)	(180,345,261)

Net increase in net assets resulting from interestholder transactions	299,244,661	176,624,835

Increase in net assets	314,673,645	272,337,685

NET ASSETS:
Beginning of year	708,267,258	435,929,573

End of year	$1,022,940,903	$708,267,258

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Active Stock Master Portfolio		CoreAlpha Bond Master Portfolio
	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

Increase (decrease) in net assets

Operations:
Net investment income	$31,386,401	$22,905,434	$68,999,403	$51,401,633
Net realized gain (loss)	101,805,948	73,405,775	(14,849,096)	(7,462,451)
Net change in unrealized appreciation (depreciation)	(130,243,678)	113,998,555	13,964,579	2,231,848

Net increase in net assets resulting from operations	2,948,671	210,309,764	68,114,886	46,171,030

Interestholder transactions:
Contributions	698,360,067	359,796,839	528,768,499	330,412,726
Withdrawals	(177,734,195)	(196,379,196)	(199,463,310)	(379,698,060)

Net increase (decrease) in net assets resulting from interestholder transactions	520,625,872	163,417,643	329,305,189	(49,285,334)

Increase (decrease) in net assets	523,574,543	373,727,407	397,420,075	(3,114,304)

NET ASSETS:
Beginning of year	1,561,939,904	1,188,212,497	1,082,468,027	1,085,582,331

End of year	$2,085,514,447	$1,561,939,904	$1,479,888,102	$1,082,468,027

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company organized as a Delaware statutory trust. As of December 31, 2007, MIP offered the following separate portfolios: Active Stock, Bond Index, CoreAlpha Bond, Government Money Market, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Prime Money Market, S&P 500 Index and Treasury Money Market Master Portfolios.

These financial statements relate only to the Active Stock, CoreAlpha Bond, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and S&P 500 Index Master Portfolios (each, a “Master Portfolio,” collectively, the “Master Portfolios”).

Each of the LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios (each, a “LifePath Master Portfolio,” collectively, the “LifePath Master Portfolios”) seeks to achieve its investment objective by investing in a combination of stock, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by Barclays Global Fund Advisors (“BGFA”), and include the Active Stock and CoreAlpha Bond Master Portfolios, the Barclays Global Investors Funds Institutional Money Market Fund and exchange-traded funds in the iShares® family of funds.

Pursuant to MIP’s organizational documents, the Master Portfolios’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolios. Additionally, in the normal course of business, the Master Portfolios enter into contracts with service providers that contain general indemnification clauses. The Master Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Portfolios that have not yet occurred.

1. Significant accounting policies

The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

The securities and other assets of each Master Portfolio are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees of MIP (the “Board”).

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Master Portfolio’s net assets are computed and that may materially affect the value of the Master Portfolio’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Master Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Master Portfolio’s net assets and the prices used by the Master Portfolio’s benchmark index, which, in turn, could result in a difference between the Master Portfolio’s performance and the performance of the Master Portfolio’s benchmark index.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

The value of each LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2007, the interests of the Active Stock and CoreAlpha Bond Master Portfolios held by each LifePath Master Portfolio were as follows:

Master Portfolio	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
LifePath Retirement	3.09%	11.77%
LifePath 2010	11.26	31.21
LifePath 2020	31.03	36.20
LifePath 2030	29.54	15.78
LifePath 2040	25.08	5.04

Security transactions and income recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at source, and interest income is accrued daily. Distributions received by the LifePath, Active Stock and S&P 500 Index Master Portfolios may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased using a constant yield to maturity method.

Each LifePath Master Portfolio records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Active Stock and CoreAlpha Bond Master Portfolios. In addition, each LifePath Master Portfolio accrues its own expenses.

Foreign currency translation

The accounting records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuation in the market prices of securities. Such fluctuations are reflected by the Master Portfolios as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

Federal income taxes

In general, MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that each such Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gains (if any). However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, each such Master Portfolio will be deemed to have “passed through” to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.

It is intended that each Master Portfolio’s assets, income and distributions will be managed in such a way that an entity electing and qualifying as a “regulated investment company” under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company’s “investment company taxable income” annually).

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2007, the gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes for the Master Portfolios were as follows:

Master Portfolio	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation
S&P 500 Index	$2,847,540,357	$755,379,972	$(332,592,583)	$422,787,389
LifePath Retirement (a)	113,427,587	10,456,037	(859,805)	9,596,232
LifePath 2010 (a)	338,026,536	38,472,881	(2,909,089)	35,563,792
LifePath 2020 (a)	712,288,504	90,309,263	(7,981,529)	82,327,734
LifePath 2030 (a)	633,652,808	70,067,335	(7,802,128)	62,265,207
LifePath 2040 (a)	523,786,877	49,034,142	(7,275,935)	41,758,207
Active Stock	2,200,834,440	199,279,553	(151,304,498)	47,975,055
CoreAlpha Bond	1,816,615,847	14,833,016	(14,092,868)	740,148

(a)	Tax cost information does not include investments in the underlying Master Portfolios.

The Master Portfolios adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in a tax position taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosures of tax positions, along with accounting for the related interest and penalties. Management has reviewed the tax positions as of December 31, 2007, inclusive of the prior three open tax return years, and has determined that the implementation of FIN 48 did not have a material impact on the Master Portfolios’ financial statements.

Futures contracts

The Active Stock, CoreAlpha Bond and S&P 500 Index Master Portfolios may purchase futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange-traded. Upon entering into a futures contract, a Master Portfolio is required to pledge to the broker and hold in a segregated account, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Master Portfolio as receivables or payables in the accompanying Statements of Assets and Liabilities. When the contract is closed, the Master Portfolio records a “realized gain (loss) on futures contracts” in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for futures contracts may exceed the amount reflected in the financial statements.

As of December 31, 2007, the Active Stock and S&P 500 Index Master Portfolios have pledged to brokers U.S. Treasury Bills with face amounts of $2,550,000 and $6,500,000, respectively, for initial margin requirements on outstanding futures contracts. The CoreAlpha Bond Master Portfolio has pledged to a broker U.S. Treasury Notes with face amounts of $2,353,000 for initial margin requirements.

When issued/TBA transactions

The CoreAlpha Bond Master Portfolio may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Master Portfolio may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Master Portfolio as a purchase transaction and a sale transaction in which the Master Portfolio realizes a gain or loss. The Master Portfolio’s use of TBA rolls may cause the Master Portfolio to experience higher portfolio turnover and higher transaction costs. The Master Portfolio could be exposed to possible risk if there is adverse market action, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Repurchase agreements

Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Master Portfolio, collateralized by securities, which are delivered to the Master Portfolio’s custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

Short positions

As of December 31, 2007, in order to track the performance of its benchmark index, the S&P 500 Index Master Portfolio sold non-index securities that the Master Portfolio received in corporate actions occurring on the opening of market trading on the following business day. Short positions are valued consistent with how securities are valued as described under “Security Valuation.” The obligation to deliver the securities is recorded as a liability on the Master Portfolio’s Statement of Assets and Liabilities and is equal to the current market value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current market value are reflected in the Master Portfolio’s Statement of Operations. Details of the short positions resulting from the non-index securities sold by the Master Portfolio are included in the Schedule of Investments.

Swap transactions

The CoreAlpha Bond Master Portfolio may enter into swaps, including, but not limited to, interest-rate, index and credit default swaps. Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If the Master Portfolio enters into a swap transaction, cash or securities may be posted by or to the Master Portfolio as collateral in accordance with the terms of the swap agreement. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Master Portfolio or the other party, the risk of loss to the Master Portfolio would generally be limited to the net amount of payments that the Master Portfolio is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction(s), it is determined that the Master Portfolio would be obligated to make a net payment with respect to the swap transaction(s). In the event the other party to the swap transaction(s) were to owe a net amount to the Master Portfolio upon an early termination of the swap agreement as described above, the Master Portfolio could be exposed to the risk of loss in the event that any collateral held by the Master Portfolio would be insufficient. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with conventional securities transactions. The Master Portfolio segregates liquid assets in connection with transactions in swaps.

Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments or fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. Details of interest-rate swaps held by the Master Portfolio as of December 31, 2007 are included in its Schedule of Investments.

A credit default swap is a contract between two parties which transfers the credit risk of an entity (the “reference entity”) for a defined period whereby if there is a Credit Event then the seller of protection pays a predetermined amount to the buyer of protection. A “Credit Event” is commonly defined as the reference entity’s (a) failing to pay principal or interest on time, (b) restructuring its debt, (c) accelerating its debt, or (d) entering bankruptcy. The buyer of credit protection pays a premium to the seller of credit protection until the earlier of a Credit Event or the scheduled termination date of the credit default swap. Credit default swaps can be used to implement BGFA’s view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, the Master Portfolio may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Master Portfolio to make payments upon the occurrence of a Credit Event creates leveraged exposure to the credit risk of the referenced entity. The Master Portfolio may also buy credit default protection with respect to a reference entity if, in the judgment of BGFA, there is a high likelihood of credit deterioration. In such instance, the Master Portfolio will pay a premium regardless of whether there is a Credit Event. The credit default swap market in high yield securities is comparatively new and rapidly evolving compared to the credit default swap market for more seasoned and liquid investment grade securities creating the risk that the newer markets will be less liquid and it may be difficult to exit or enter into a particular transaction. In the event of counterparty default, the Master Portfolio would have rights solely against the counterparty and will have no recourse against the reference entity as a result of the counterparty default. Details of credit default swaps held by the Master Portfolio as of December 31, 2007 are included in its Schedule of Investments.

In a cash-settled credit default swap where the Master Portfolio is buying protection, the Master Portfolio makes a stream of fixed payments to the counterparty in exchange for the right to receive compensation for the loss in market value of the designated obligation that is being hedged, in the event the reference entity experiences a Credit Event. In a cash-settled credit default swap where the Master Portfolio is selling protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving the fixed premium over the

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

life of the transaction. Alternatively, if the transaction were to be physically settled, the counterparty, as seller of protection, would agree that if a specified Credit Event occurs, it would take delivery of an obligation specified by the Master Portfolio and pay to the Master Portfolio an amount equal to the notional amount of the transaction. In exchange for this risk protection, the Master Portfolio would pay the counterparty a fixed premium over the specified life of the credit default swap. In instances where the Master Portfolio sells protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the credit default swap. The Master Portfolio would be required to compensate the counterparty for the loss in market value of the designated obligation if the reference entity suffered a Credit Event and the credit default swap were to be cash settled. In the event that the transaction were to be physically settled on the occurrence of a specified Credit Event with respect to the reference entity, the Master Portfolio would be required to take physical delivery of an obligation specified at the time of the occurrence of the relevant Credit Event and would pay to the counterparty an amount equal to the notional amount of the transaction. As of December 31, 2007, the Master Portfolio did not hold any cash-settled credit default swap contracts.

The Master Portfolio may also write (sell) and purchase put and call options on swaps. An option on a swap (commonly referred to as a “swaption”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap transaction at some designated future time on specified terms as described in the swaption. Depending on the terms of the particular swaption, the Master Portfolio may incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Master Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid if it decides to let the swaption expire unexercised. When the Master Portfolio writes a swaption, upon exercise of the swaption, the Master Portfolio becomes obligated according to the terms of the underlying agreement. Details of swaptions held by the Master Portfolio as of December 31, 2007 are included in its Schedule of Investments.

Short sales

The CoreAlpha Bond Master Portfolio may make short sales of securities as part of its overall portfolio management strategies or to offset potential declines in long positions in similar securities. A short sale involves the sale of securities, with the ultimate obligation to deliver these securities. To make delivery to the buyer of the securities, the seller purchases or borrows the securities to offset the short obligation. When making a short sale, the Master Portfolio must cover its position. Short sales expose the Master Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the securities sold short at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Master Portfolio. The successful use of short selling may be adversely affected by an imperfect correlation between movements in the price of the security sold short and the securities being hedged. The amount at risk for short sales may exceed the amount reflected in the financial statements. Details of short sales held by the Master Portfolio as of December 31, 2007 are included in its Schedule of Investments.

2. Agreements and other transactions with affiliates

Pursuant to an Investment Advisory Contract with each Master Portfolio, BGFA provides investment advisory services to each Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC.

For its investment advisory services to the following Master Portfolios, BGFA is entitled to receive an annual investment advisory fee based on the average daily net assets for each Master Portfolio as follows:

Master Portfolio	Investment advisory fee
S&P 500 Index	0.05%
LifePath Retirement	0.35%
LifePath 2010	0.35%
LifePath 2020	0.35%
LifePath 2030	0.35%
LifePath 2040	0.35%
Active Stock	0.25%
CoreAlpha Bond	0.25%

BGFA has contractually agreed to waive investment advisory fees charged to the LifePath Master Portfolios in an amount equal to investment advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2009.

The fees and expenses of the Master Portfolios’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (the “independent expenses”) are paid directly by the Master Portfolios. For those Master Portfolios that do not pay an administration fee to Barclays Global Investors, N.A. (“BGI”), BGFA

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

has contractually agreed to cap the expenses of the Master Portfolios at the rate at which those Master Portfolios pay an advisory fee to BGFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolios in an amount equal to the independent expenses.

For the year ended December 31, 2007, BGFA waived and/or credited investment advisory fees as follows:

Master Portfolio	Investment advisory fees waived/credited
S&P 500 Index	$60,165
LifePath Retirement	983,125
LifePath 2010	3,013,008
LifePath 2020	5,468,582
LifePath 2030	4,073,299
LifePath 2040	3,014,674

MIP has entered into an administration services arrangement with BGI, which has agreed to provide general administration services, such as managing and coordinating third-party service relationships (e.g., the Master Portfolios’ custodian, financial printer, legal counsel and independent registered public accounting firm), to the Master Portfolios. BGI may delegate certain of its administration duties to sub-administrators.

BGI is not entitled to compensation for providing administration services to the S&P 500 Index Master Portfolio for so long as BGI (or an affiliate) receives investment advisory fees from the S&P 500 Index Master Portfolio. BGI is not entitled to compensation for providing administration services to the LifePath Master Portfolios, for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Master Portfolios, or BGI (or an affiliate) receives investment advisory fees from the LifePath Master Portfolios.

BGI is entitled to receive a monthly fee for administration services from each of the Active Stock and CoreAlpha Bond Master Portfolios at an annual rate of 0.10% of their respective average daily net assets. BGI has agreed to bear all costs of each of these Master Portfolios, excluding, generally, investment advisory fees, administration fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by each Master Portfolio. With respect to the independent expenses discussed above, BGI has contractually agreed to provide an offsetting credit against the administration fees paid by these Master Portfolios in an amount equal to the independent expenses through April 30, 2009. In addition, beginning October 2, 2007, BGI voluntarily waived 0.02% of its administration fees from the Active Stock Master Portfolio. For the year ended December 31, 2007, BGI credited and/or waived administration fees of $150,619 and $51,527 for the Active Stock and CoreAlpha Bond Master Portfolios, respectively.

State Street Bank and Trust Company (“State Street”) serves as the custodian and sub-administrator of the Master Portfolios. State Street will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from BGI for its services as sub-administrator of the Master Portfolios.

SEI Investments Distribution Company (“SEI”) is the sponsor and placement agent for the Master Portfolios. SEI does not receive any fee from the Master Portfolios for acting as placement agent.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolios’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2007, BGI earned securities lending agent fees as follows:

Master Portfolio	Securities lending agent fees
S&P 500 Index	$541,552
LifePath Retirement	94,678
LifePath 2010	330,437
LifePath 2020	779,926
LifePath 2030	738,807
LifePath 2040	569,446
Active Stock	330,531
CoreAlpha Bond	202,331

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NOTES TO FINANCIAL STATEMENTS (continued)

Cross trades for the year ended December 31, 2007, if any, were executed by the Master Portfolios pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The LifePath Master Portfolios may invest in the shares of exchange-traded funds (“ETFs”), including shares of ETFs of which BGI is an affiliate, to obtain exposure to the bond and stock markets while maintaining flexibility to meet the liquidity needs of the LifePath Master Portfolios.

Each Master Portfolio may invest in the Institutional Shares of certain money market funds managed by BGFA, the Master Portfolios’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolios from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Master Portfolios from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

Each Master Portfolio may invest its securities lending cash collateral, if any, in the BGI Cash Premier Fund LLC (“Premier Fund”), an affiliated private money market fund managed by BGFA. See Note 4 for additional information regarding the Premier Fund.

The following table provides information about the direct investment by each Master Portfolio (exclusive of short-term investments) in issuers of which BGFA is an affiliate, other than the Active Stock and CoreAlpha Bond Master Portfolios, for the year ended December 31, 2007.

Master Portfolio and Name of Affiliated Issuer	Number of shares held beginning of year (in 000s)	Gross additions (in 000s)	Gross reductions (in 000s)	Number of shares held end of year (in 000s)	Value at end of year	Dividend income	Net realized gain (loss)

LifePath Retirement
iShares Cohen & Steers Realty Majors Index Fund	70	56	21	105	$8,343,687	$163,913	$351,353
iShares Lehman TIPS Bond Fund	265	63	34	294	31,098,006	1,263,101	(40,975)
iShares MSCI Canada Index Fund	—	66	—	66	2,127,629	24,583	—
iShares MSCI EAFE Index Fund	343	110	122	331	26,016,784	644,619	2,149,502
iShares MSCI Emerging Markets Index Fund	—	43	—	43	6,468,010	83,778	—
iShares S&P MidCap 400 Index Fund	119	29	10	138	11,741,426	138,056	101,109
iShares S&P SmallCap 600 Index Fund	75	24	9	90	5,823,061	56,174	102,089

LifePath 2010
iShares Cohen & Steers Realty Majors Index Fund	243	184	52	375	29,698,469	601,194	761,765
iShares Lehman TIPS Bond Fund	693	153	64	782	82,754,750	3,432,303	42,355
iShares MSCI Canada Index Fund	—	239	—	239	7,688,018	93,212	—
iShares MSCI EAFE Index Fund	1,234	370	452	1,152	90,421,010	2,321,111	9,212,396
iShares MSCI Emerging Markets Index Fund	—	158	—	158	23,722,751	307,274	—
iShares S&P MidCap 400 Index Fund	408	120	60	468	39,768,229	488,538	551,010
iShares S&P SmallCap 600 Index Fund	253	98	68	283	18,397,019	195,030	457,655

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Master Portfolio and Name of Affiliated Issuer	Number of shares held beginning of year (in 000s)	Gross additions (in 000s)	Gross reductions (in 000s)	Number of shares held end of year (in 000s)	Value at end of year	Dividend income	Net realized gain (loss)

LifePath 2020
iShares Cohen & Steers Realty Majors Index Fund	575	506	77	1,004	$79,532,048	$1,538,055	$980,192
iShares Lehman TIPS Bond Fund	751	238	101	888	93,942,782	3,784,233	27,735
iShares MSCI Canada Index Fund	—	620	—	620	19,917,869	241,492	—
iShares MSCI EAFE Index Fund	3,022	1,017	1,047	2,992	234,833,692	5,936,629	19,548,646
iShares MSCI Emerging Markets Index Fund	—	400	3	397	59,705,022	773,343	(22,425)
iShares S&P MidCap 400 Index Fund	968	248	66	1,150	97,663,247	1,167,419	549,103
iShares S&P SmallCap 600 Index Fund	611	185	94	702	45,620,828	466,889	236,367

LifePath 2030
iShares Cohen & Steers Realty Majors Index Fund	485	491	41	935	74,109,676	1,404,383	124,293
iShares Lehman TIPS Bond Fund	278	137	42	373	39,415,473	1,463,781	(16,156)
iShares MSCI Canada Index Fund	—	574	—	574	18,428,336	223,432	—
iShares MSCI EAFE Index Fund	2,596	1,087	900	2,783	218,476,254	5,486,638	15,949,561
iShares MSCI Emerging Markets Index Fund	—	372	—	372	55,878,384	723,777	—
iShares S&P MidCap 400 Index Fund	811	262	40	1,033	87,751,004	1,019,733	284,359
iShares S&P SmallCap 600 Index Fund	513	192	77	628	40,801,285	408,891	366,364

LifePath 2040
iShares Cohen & Steers Realty Majors Index Fund	393	435	23	805	63,804,025	1,183,910	63,411
iShares Lehman Aggregate Bond Fund	—	3	3	—	—	1,175	(442)
iShares MSCI Canada Index Fund	—	479	—	479	15,373,114	186,390	—
iShares MSCI EAFE Index Fund	2,127	1,016	787	2,356	184,923,392	4,614,650	13,358,351
iShares MSCI Emerging Markets Index Fund	—	312	—	312	46,954,321	608,186	—
iShares S&P MidCap 400 Index Fund	657	238	42	853	72,438,616	840,074	288,180
iShares S&P SmallCap 600 Index Fund	425	170	70	525	34,161,443	336,997	319,384

Certain officers and trustees of MIP are also officers of BGI and/or BGFA. As of December 31, 2007, these officers of BGI and/or BGFA collectively owned less than 1% of MIP’s outstanding beneficial interests.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

3. Investment portfolio transactions

Investment transactions (excluding short-term investments and investments in any underlying Master Portfolios) for the Master Portfolios for the year ended December 31, 2007 were as follows:

	U.S. Government Obligations		Other Securities

Master Portfolio	Purchases	Sales	Purchases	Sales
S&P 500 Index	$—	$—	$224,619,844	$181,740,045
LifePath Retirement	—	—	32,809,080	17,016,960
LifePath 2010	—	—	109,225,304	58,795,170
LifePath 2020	—	—	263,314,580	116,718,042
LifePath 2030	—	—	253,620,487	90,692,721
LifePath 2040	—	—	214,264,175	75,177,045
Active Stock	—	—	1,882,659,474	1,434,660,612
CoreAlpha Bond	6,342,214,869	5,949,715,955	414,987,609	377,416,033

For the year ended December 31, 2007, the S&P 500 Index Master Portfolio paid in-kind redemption proceeds of portfolio securities in the amount of $129,169,877. In-kind redemptions are transactions in which an interestholder in the Master Portfolio redeems interests in the Master Portfolio and the Master Portfolio pays the proceeds of that redemption in the form of portfolio securities, rather than cash. Because capital gains or losses resulting from in-kind redemptions are not taxable to the Master Portfolio, and are not allocated to the other interestholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Master Portfolio’s tax year. The net realized gains or losses from in-kind redemptions for the year ended December 31, 2007 are disclosed in the Master Portfolio’s Statement of Operations.

4. Portfolio securities loaned

Each Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan plus accrued interest, if any. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

During the year ended December 31, 2007, the Master Portfolios received cash as collateral for securities loaned. The cash collateral received was invested in a joint account and/or in the Premier Fund. Pursuant to an exemptive order issued by the SEC, a portion of the cash collateral received was invested in a joint account with other investment funds managed by BGFA. The joint account invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements are fully collateralized by U.S. government securities or non-U.S. government debt securities. The Premier Fund seeks to achieve its investment objective by investing in a portfolio of high-quality, short-term fixed-income instruments, including money market funds (which may be managed by BGFA or its affiliate) and other instruments that, at the time of investment, have remaining maturities of 397 calendar days or less the date of acquisition.

The market value of the securities on loan as of December 31, 2007 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Master Portfolios’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

5. Recently issued accounting pronouncement

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not believe that the adoption of this standard will have a material impact on the Master Portfolios’ financial statements.

6. Financial highlights

Financial highlights for each of the Master Portfolios were as follows:

Master Portfolio	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004	Year ended December 31, 2003
S&P 500 Index
Ratio of expenses to average net assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to expense reductions	0.05%	0.05%	n/a	n/a	n/a
Ratio of net investment income to average net assets	1.98%	1.93%	1.84%	1.91%	1.74%
Portfolio turnover rate (a)	7%	14%	10%	14%	8%
Total Return	5.54%	15.75%	4.87%	10.82%	28.52%

(a) Portfolio turnover rates include in-kind transactions, if any.

Master Portfolio	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004 (a)		Year ended December 31, 2003
LifePath Retirement
Ratio of expenses to average net assets (b)	0.27%	0.28%	0.31%	0.31%		0.35%
Ratio of expenses to average net assets prior to expense reductions (c)	0.61%	0.61%	0.65%	0.60%		n/a
Ratio of net investment income to average net assets (b)	3.87%	3.80%	3.24%	2.46%		2.27%
Portfolio turnover rate (d)	6%	10%	11%	138	%(e)	29%
Total return	5.00%	9.30%	4.82%	6.85%		12.45%
LifePath 2010
Ratio of expenses to average net assets (b)	0.27%	0.27%	0.30%	0.30%		0.35%
Ratio of expenses to average net assets prior to expense reductions (c)	0.60%	0.60%	0.64%	0.59%		n/a
Ratio of net investment income to average net assets (b)	3.63%	3.49%	2.96%	2.32%		2.12%
Portfolio turnover rate (d)	7%	12%	12%	130	%(e)	23%
Total return	4.68%	10.65%	5.70%	7.88%		16.16%
LifePath 2020
Ratio of expenses to average net assets (b)	0.25%	0.25%	0.28%	0.29%		0.35%
Ratio of expenses to average net assets prior to expense reductions (c)	0.58%	0.58%	0.62%	0.57%		n/a
Ratio of net investment income to average net assets (b)	3.01%	2.91%	2.53%	2.05%		2.04%
Portfolio turnover rate (d)	7%	16%	17%	140	%(e)	23%
Total return	3.84%	13.51%	7.04%	9.77%		21.11%

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Master Portfolio	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004 (a)		Year ended December 31, 2003
LifePath 2030
Ratio of expenses to average net assets (b)	0.23%	0.24%	0.26%	0.28%		0.35%
Ratio of expenses to average net assets prior to expense reductions (c)	0.57%	0.57%	0.60%	0.56%		n/a
Ratio of net investment income to average net assets (b)	2.57%	2.49%	2.22%	1.93%		1.98%
Portfolio turnover rate (d)	7%	22%	24%	138	%(e)	32%
Total return	3.14%	15.62%	8.13%	11.28%		24.36%
LifePath 2040
Ratio of expenses to average net assets (b)	0.22%	0.23%	0.26%	0.28%		0.35%
Ratio of expenses to average net assets prior to expense reductions (c)	0.56%	0.56%	0.59%	0.56%		n/a
Ratio of net investment income to average net assets (b)	2.20%	2.17%	1.96%	1.74%		1.86%
Portfolio turnover rate (d)	8%	29%	38%	147	%(e)	29%
Total return	2.53%	17.47%	8.74%	11.93%		28.14%
Active Stock
Ratio of expenses to average net assets (f)	0.34%	0.35%	0.35%	0.35%		n/a
Ratio of expenses to average net assets prior to expense reductions	0.35%	0.35%	n/a	n/a		n/a
Ratio of net investment income to average net assets (f)	1.70%	1.64%	1.50%	1.57%		n/a
Portfolio turnover rate (d)	80%	65%	54%	70%		n/a
Total return	0.58%	15.65%	8.79%	10.40	%(g)	n/a
CoreAlpha Bond
Ratio of expenses to average net assets (f)	0.35%	0.35%	0.35%	0.35%		n/a
Ratio of expenses to average net assets prior to expense reductions	0.36%	0.36%	n/a	n/a		n/a
Ratio of net investment income to average net assets (f)	5.18%	5.11%	4.19%	3.08%		n/a
Portfolio turnover rate (d)	466%	301%	270%	313%		n/a
Total return	5.10%	4.36%	1.98%	1.30	%(g)	n/a

(a)    For the period from March 15, 2004 (commencement of operations) to December 31, 2004 for the Active Stock and CoreAlpha Bond Master Portfolios.

(b)    After March 15, 2004, the date the LifePath Master Portfolio converted to a fund-of-funds structure, the expense ratio includes the LifePath Master Portfolio’s pro rata portion of the advisory and administration fees of the Active Stock and CoreAlpha Bond Master Portfolios. The ratio does not reflect the LifePath Master Portfolio’s pro rata portion of the advisory and administration fees charged to the IMMF and the iShares exchange-traded funds. The expense ratio does reflect BGFA’s/BGI’s waiver/credit of the pro rata advisory and administration fees charged to all the Underlying Funds. (See Note 2 above)

(c)    After March 15, 2004, the date the LifePath Master Portfolio converted to a fund-of-funds structure, the expense ratio includes the LifePath Master Portfolio’s pro rata portion of the advisory and administration fees of the Active Stock and CoreAlpha Bond Master Portfolios.

(d)    Portfolio turnover rates include in-kind transactions, if any.

(e)    Portfolio turnover rate reflects the restructure of the LifePath Master Portfolio to a fund-of-funds structure.

(f)    Annualized for periods of less than one year.

(g)    Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Interestholders and

Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, each a portfolio of Master Investment Portfolio (collectively, the “Master Portfolios”), at December 31, 2007, the results of each of their operations and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 27, 2008

MASTER INVESTMENT PORTFOLIO

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

Master Investment Portfolio (“MIP”), Barclays Global Investors Funds (“BGIF”), Barclays Foundry Investment Trust (“BFIT”), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss, an interested Trustee of MIP, also serves as a Trustee for BGIF and iShares Trust and as a Director of iShares, Inc., and oversees 175 portfolios within the fund complex. Each other Trustee of MIP also serves as a Trustee of BGIF and oversees 24 portfolios within the fund complex. The address for each Trustee and Officer, unless otherwise noted in the tables below, is c/o Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105.

MIP’s Independent Trustees have designated Leo Soong as its Lead Independent Trustee. Additional information about the Master Portfolios’ Trustees and Officers may be found in Part B of the Master Portfolios’ Registration Statements, which are available without charge, upon request, by calling toll-free 1-877-244-1544.

Interested Trustees and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held
*Lee T. Kranefuss, 1961	Trustee (since 2001) and Chairperson of the Board (since 2007).	Chief Executive Officer (since 2003) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of Barclays Global Fund Advisors; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director, Chairman and Chief Executive Officer (since 2005) of Barclays Global Investors Services; Chief Executive Officer (1999-2003) of the Individual Investor Business of BGI.	Director (since 2003) of BGI Cayman Prime Money Market Fund, Ltd.; Trustee (since 2001) of BGIF; Trustee (since 2003) of iShares Trust; Director (since 2003) of iShares, Inc.

*H. Michael Williams, 1960	Trustee and President (since 2007).	Head (since 2006) of Global Index and Markets Group of BGI; Global Head (2002-2006) of Securities Lending of BGI.	Trustee (since 2007) of BFIT and BGIF; Trustee, University of California, Berkeley Foundation; Executive Board, College of Letters and Science, University of California, Berkeley.

*     Each of Mr. Kranefuss and Mr. Williams is deemed to be an Interested Trustee due to his affiliations with BGFA, the investment adviser of the Master Portfolios and BGI, the parent company of BGFA and the administrator of the Master Portfolios. “Interested Trustee” has the same meaning as “interested person” (as defined in the 1940 Act).

MASTER INVESTMENT PORTFOLIO

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Independent Trustees

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held
Mary G. F. Bitterman, 1944	Trustee (since 2001) and Chairperson of the Nominating and Governance Committee (since 2006).	President (since 2004) and Director (since 2002) of the Bernard Osher Foundation; Director (2003-2004) of Osher Lifelong Learning Institutes; President and Chief Executive Officer (2002-2003) of The James Irvine Foundation.	Trustee (since 2001) of BGIF; Director (since 1984) and Lead Independent Director (since 2000) of the Bank of Hawaii; Director (since 2002) and Chairman (since 2005) of the Board of PBS (Public Broadcasting Service).

A. John Gambs, 1945	Trustee and Chairperson of the Audit Committee (since 2006).	Retired.	Trustee (since 2006) of BGIF.

Hayne E. Leland, 1941	Trustee (since 2007).	Professor of Finance (since 1974) at University of California, Berkeley: Haas School of Business.	Trustee (since 2007) of BGIF.

Jeffrey M. Lyons, 1955	Trustee (since 2007).	Retired (since 2006); President (2004-2006) of Active Trader Business and President (2001- 2004) of Asset Management Division of Charles Schwab & Co.	Trustee (since 2007) of BGIF.

Wendy Paskin-Jordan, 1956	Trustee (since 2006).	Managing Partner (since 1999) of Paskin & Kahr Capital Management; Registered Representative (since 2005) of ThinkEquity Partners (broker-dealer); Registered Representative (1999-2005) of ePlanning Securities, Inc. (broker-dealer).	Trustee (since 2006) of BGIF; Director (since 2001) of the California State Automobile Association; Director (since 2001) of Maier Siebel Baber.

Leo Soong, 1946	Trustee (since 2000) and Lead Independent Trustee (since 2006).	President (since 2002) of Trinity Products LLC/IQ Organics LLC (healthy beverage companies); Managing Director (since 1989) of CG Roxane LLC (water company).	Trustee (since 2000) of BGIF; Vice Chairman (since 2005) of the California Pacific Medical Center; Director (since 1990) of the California State Automobile Association; Director (since 2002) of the American Automobile Association.

MASTER INVESTMENT PORTFOLIO

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held
Geoffrey D. Flynn, 1956	Treasurer and Chief Financial Officer (since 2007).	Director (since 2007) of Mutual Fund Operations of BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None.

Eilleen M. Clavere, 1952	Secretary (since 2007).	Head (since 2006) of Legal Administration of Intermediary Investor Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None.

Stephen Monroe, 1960	Executive Vice President (since 2007).	Global Head (since 2006) of Cash Management of BGI; Managing Director (1997-2006) of National Sales Manager, JP Morgan Securities, Inc.	None.

Ira P. Shapiro, 1963	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None.

David Lonergan, 1970	Vice President (since 2007).	Head (since 2002) of U.S. Cash Management of BGI; U.S. Liquidity Manager (2000-2002) of BGI.	None.

Alan Mason, 1960	Vice President (since 2007).	Head (since 2006) of Allocations and Solutions of BGI; Investment Strategist (2000- 2006) of BGI.	None.

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
CHICAGO, IL
PERMIT NO. 6065

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-800-447-4930
statefarm.com®

2-2008
120-6345 a.7-CH
Printed in U.S.A.

Pursuant to Securities and Exchange Commission Staff guidance contained in Letter to Chief Financial Officers from Lawrence A. Friend, dated November 7, 1997, “Investment Co. Accounting Guidance,” the foregoing State Farm Mutual Fund Trust annual report included as Item 1 on this Form N-CSR and sent to shareholders of registrant, includes the financial statements and notes to financial statements of eight series of Master Investment Portfolio (MIP). MIP is unaffiliated with registrant and neither registrant nor the certifying officers to this Form N-CSR, have any control over the preparation or content of the information included in MIP’s financial statements and notes to financial statements included herein.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-4930.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Committee of Independent Trustees, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2007: $ 387,762

Billed to registrant for fiscal year ending December 31, 2006: $ 371,226

The audit fees for December 31, 2007 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2007: $ 0

Billed to registrant for fiscal year ending December 31, 2006: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2007: $ 0

Billed for fiscal year ending December 31, 2006: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2007: $ 70,692
Billed to registrant for fiscal year ending December 31, 2006: $ 60,750

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and for the period ending December 31, 2007, a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2007: $ 0
Billed for fiscal year ending December 31, 2006: $ 25,000

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s dividend disbursing agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees relate to additional review related to registrant’s compliance with distribution requirements to maintain registrant’s status as a Registered Investment Company under current provisions of the Internal Revenue Code and the presentation of a federal tax issue to the Internal Revenue Service on behalf of the registrant by the registrant’s independent registered public accountant.

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2007: $ 0
Billed to registrant for fiscal year ending December 31, 2006: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2007: $ 36,300
Billed for fiscal year ending December 31, 2006: $ 0

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees relate to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

•	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

•	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2007:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2006:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2007:	not applicable	100%	100%
Fiscal year ending December 31, 2006:	not applicable	100%	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2007: $ 70,692

Fiscal year ending December 31, 2006: $ 60,750

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2007: $ 36,300

Fiscal year ending December 31, 2006: $ 25,000

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2007: $ 0

Fiscal year ending December 31, 2006: $ 0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Mutual Fund Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Mutual Fund Trust

By	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr.
President

Date March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr.
President

Date March 5, 2008

By	/S/ MICHAEL L. TIPSORD
Michael L. Tipsord
Senior Vice President and Treasurer

Date March 5, 2008